EXHIBIT 99.2

                                Table of Contents
                              Carnegie Savings Bank
                             Carnegie, Pennsylvania


INTRODUCTION                                                                  1
--------------------------------------------------------------------------------



1.  OVERVIEW AND FINANCIAL ANALYSIS                                           3
--------------------------------------------------------------------------------

   GENERAL OVERVIEW                                                           3
   HISTORY                                                                    3
   STRATEGIC DIRECTION                                                        4
   BALANCE SHEET TRENDS                                                       5
   LOAN PORTFOLIO                                                             7
   SECURITIES                                                                10
   INVESTMENTS AND MORTGAGE-BACKED SECURITIES                                11
   ASSET QUALITY                                                             12
   FUNDING COMPOSITION                                                       15
   ASSET/LIABILITY MANAGEMENT                                                17
   NET WORTH AND CAPITAL                                                     18
   INCOME AND EXPENSE TRENDS                                                 19
   SUBSIDIARIES                                                              24
   LEGAL PROCEEDINGS                                                         24


2.  MARKET AREA ANALYSIS                                                     25
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   MARKET AREA DEMOGRAPHICS                                                  25
   MARKET AREA DEPOSIT CHARACTERISTICS                                       27


3.  COMPARISONS WITH PUBLICLY TRADED THRIFTS                                 28
--------------------------------------------------------------------------------

   INTRODUCTION                                                              28
   SELECTION SCREENS                                                         28
   SELECTION CRITERIA                                                        30
   COMPARABLE GROUP PROFILES                                                 31


4.  MARKET VALUE DETERMINATION                                               36
--------------------------------------------------------------------------------

   INTRODUCTION                                                              36
   BALANCE SHEET STRENGTH                                                    37
   ASSET QUALITY                                                             40
   EARNINGS QUALITY, PREDICTABILITY AND GROWTH                               41
   MARKET AREA                                                               46


--------------------------------------------------------------------------------

   MANAGEMENT                                                                47
   DIVIDENDS                                                                 48
   LIQUIDITY OF THE ISSUE                                                    49
   SUBSCRIPTION INTEREST                                                     50
   RECENT REGULATORY MATTERS                                                 52
   MARKET FOR SEASONED THRIFT STOCKS                                         53
   ACQUISITION MARKET                                                        57
   ADJUSTMENTS TO VALUE                                                      62
   VALUATION APPROACH                                                        63
   VALUATION CONCLUSION                                                      67


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


                                 List of Figures
                              Carnegie Savings Bank
                             Carnegie, Pennsylvania

FIGURE 1 - CURRENT BRANCH LIST                                                                                    3
FIGURE 2 - ASSET AND RETAINED EARNINGS CHART                                                                      5
FIGURE 3 - KEY BALANCE SHEET DATA                                                                                 6
FIGURE 4 - KEY RATIOS                                                                                             6
FIGURE 5 - NET LOANS RECEIVABLE CHART                                                                             7
FIGURE 6 - LOAN MIX AS OF DECEMBER 31, 1997 CHART                                                                 8
FIGURE 7 - LOAN MIX                                                                                               9
FIGURE 8 - SECURITIES CHART                                                                                      10
FIGURE 9 - INVESTMENT MIX                                                                                        11
FIGURE 10 - NON-PERFORMING ASSETS CHART                                                                          12
FIGURE 11 - NON-PERFORMING LOANS                                                                                 13
FIGURE 12 - ALLOWANCE FOR POSSIBLE LOAN AND LEASE LOSSES CHART                                                   14
FIGURE 13 - DEPOSIT AND BORROWING TREND CHART                                                                    15
FIGURE 14 - DEPOSIT MIX                                                                                          16
FIGURE 15 - NET PORTFOLIO VALUE                                                                                  17
FIGURE 16 - CAPITAL ANALYSIS                                                                                     18
FIGURE 17 - NET INCOME CHART                                                                                     19
FIGURE 18 - AVERAGE YIELDS AND COSTS                                                                             20
FIGURE 19 - SPREAD AND MARGIN CHART                                                                              21
FIGURE 20 - INCOME STATEMENT TRENDS                                                                              22
FIGURE 21 - PROFITABILITY TREND CHART                                                                            23
FIGURE 22 - POPULATION DEMOGRAPHICS                                                                              25
FIGURE 23 - HOUSEHOLD CHARACTERISTICS                                                                            26
FIGURE 24 - MARKET SHARE                                                                                         27
FIGURE 25 - POTENTIAL COMPARABLES                                                                                29
FIGURE 26 - COMPARABLES ELIMINATED                                                                               29
FIGURE 27 - COMPARABLE GROUP                                                                                     29
FIGURE 28 - KEY FINANCIAL INDICATORS                                                                             34
FIGURE 29 - KEY BALANCE SHEET DATA                                                                               37
FIGURE 30 - BALANCE SHEET GROWTH DATA                                                                            38
FIGURE 31 - CAPITAL DATA                                                                                         39
FIGURE 32 - ASSET QUALITY TABLE                                                                                  40
FIGURE 33 - NET INCOME TREND                                                                                     42
FIGURE 34 - PROFITABILITY DATA                                                                                   43
FIGURE 35 - INCOME STATEMENT DATA                                                                                44
FIGURE 36 - CORE EARNINGS DATA                                                                                   44
FIGURE 37 - DIVIDENDS DATA                                                                                       48
FIGURE 38 - MARKET CAPITALIZATION DATA                                                                           49
FIGURE 39 - RECENT STANDARD CONVERSION PERFORMANCE                                                               50
FIGURE 40 - SNL THRIFT INDEX CHART                                                                               53
FIGURE 41 - HISTORICAL SNL INDEX                                                                                 54
FIGURE 42 - EQUITY INDICES                                                                                       55
FIGURE 43 - HISTORICAL RATES                                                                                     56
FIGURE 44 - DEALS FOR LAST TWELVE QUARTERS                                                                       57
FIGURE 45 - CURRENT THRIFT ACQUISITION MULTIPLES, PRICE TO BOOK                                                  58
FIGURE 46 - CURRENT THRIFT ACQUISITION MULTIPLES, PRICE TO TANGIBLE BOOK                                         58
FIGURE 47 - THRIFT ACQUISITION MULTIPLES, PRICE TO EARNINGS                                                      59


--------------------------------------------------------------------------------

FIGURE 48 - CURRENT THRIFT ACQUISITION MULTIPLES, PRICE TO ASSETS                                                59
FIGURE 49 - CURRENT THRIFT ACQUISITION MULTIPLES, PRICE TO DEPOSITS                                              60
FIGURE 50 - DEAL MULTIPLES                                                                                       60
FIGURE 51 -  ACQUISITION TABLE                                                                                   61
FIGURE 52 - VALUE RANGE OFFERING DATA                                                                            64
FIGURE 53 - VALUE RANGE OFFERING DATA                                                                            64
FIGURE 54 - COMPARABLE PRICING MULTIPLES TO THE BANK'S PROFORMA MIDPOINT                                         65
FIGURE 55 - COMPARABLE PRICING MULTIPLES TO THE BANK'S PROFORMA SUPERMAXIMUM                                     65
FIGURE 56 - RECENT STANDARD CONVERSIONS TRADING MULTIPLES TO THE BANK'S PROFORMA MIDPOINT                        65
FIGURE 57 - RECENT STANDARD CONVERSION TRADING MULTIPLES TO THE BANK'S PROFORMA SUPERMAXIMUM                     66

--------------------------------------------------------------------------------

                                List of Exhibits
                              Carnegie Savings Bank
                             Carnegie, Pennsylvania

 Exhibit
-----------


      1  Profile of FinPro, Inc.
      2  Consolidated Statements of Financial Condition
      3  Consolidated Statements of Income
      4  Reconciliation of Call Report Schedule RI to Audited Financial Income
      5  Statement  onsolidated   Statements  of  Changes  in  Net  Worth
      6  Consolidated  Statements  of Cash Flows
      7  Selected  Data on All Public Thrifts
      8  Industry Multiples
      9  Recent Standard Conversions 1997 to Date
     10  Appraisal Proforma December 31, 1997 - 12 Months Data Adjusted
     11  Appraisal Proforma December 31, 1997 - 12 Months Data Unadjusted


--------------------------------------------------------------------------------

Conversion Valuation Appraisal Report                              Page:  1 - 1
================================================================================



Introduction

This report represents FinPro, Inc.'s ("FinPro") independent appraisal of the estimated pro-forma market value of the common stock ( the "Common Stock") of Carnegie Financial Corporation (the "Company") in connection with the Plan of Conversion ("Conversion") of Carnegie Savings Bank (the "Bank") from a federally chartered mutual savings bank to a federally chartered stock savings bank. Pursuant to the Plan of Conversion, (i) the Bank will convert from a federally chartered savings bank organized in mutual form to a federally chartered savings bank organized in the stock form, (ii) the Company will sell its Common Stock to the eligible depositors and members and then to the public, and (iii) the Company will use 50% of the net proceeds to purchase all of the capital stock of the Bank.

It is our understanding that the Company will offer its stock in a subscription and community offering to the Bank's Eligible Account Holders, to Supplemental Eligible Account Holders of the Bank, to Other Participants, to the board members, officers and employees of the Bank, and to the community. This appraisal has been prepared in accordance with Regulation 563b.7 and with the "Guidelines for Appraisal Reports for the Valuation of Savings and Loan Associations Converting from Mutual to Stock Form of Organization" of the Office of Thrift Supervision ("OTS") which have been adopted in practice by the Federal Deposit Insurance Corporation ("FDIC"), including the most recent revisions as of October 21, 1994, and applicable regulatory interpretations thereof.

In the course of preparing our report, we reviewed the financial statements of the Bank's operations for the year ended December 31, 1997 and the Bank's operations and financials for the prior year ended December 31, 1996. We also reviewed the Bank's Application for Approval of Conversion including the Proxy Statement and the Company's Form S-1 registration statement as filed with the Securities and Exchange Commission ("SEC"). We have conducted due diligence analysis of the Bank and the Company (hereinafter, collectively referred to as "the Bank") and held due diligence related discussions with the Bank's management and board, Goff Ellenbogen Backa & Alfera, LLC (the Bank's independent audit firm), Capital Resources, Inc. (the Bank's underwriter), and Malizia, Spidi, Sloane & Fisch, P.C. (the Bank's special counsel). The valuation parameters set forth in the appraisal were predicated on these discussions but all conclusions related to the valuation were reached and made independent of such discussions.


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Where appropriate, we considered information based upon other publicly available sources, which we believe to be reliable; however, we cannot guarantee the accuracy or completeness of such information. We visited the Bank's primary market area and reviewed the market area economic condition. We also reviewed the competitive environment in which the Bank operates and its relative strengths and weaknesses. We compared the Bank's performance with selected publicly traded thrift institutions. We reviewed conditions in the securities markets in general and in the market for savings institutions in particular. Our analysis included a review of the estimated effects of the Conversion on the Bank, operation and expected financial performance as they related to the Bank's estimated pro-forma value.

In preparing our valuation, we relied upon and assumed the accuracy and completeness of financial and other information provided to us by the Bank and its independent accountants. We did not independently verify the financial statements and other information provided by the Bank and its independent accountants, nor did we independently value any of the Bank's assets or liabilities. This estimated valuation considers the Bank only as a going concern and should not be considered as an indication of its liquidation value.

Our valuation is not intended, and must not be construed, to be a recommendation of any kind as the advisability of purchasing shares of Common Stock in the Conversion. Moreover, because such valuation is necessarily based upon estimates and projections of a number of matters, all of which are subject to change from time to time, no assurance can be given that persons who purchase shares of Common Stock in the Conversion will thereafter be able to sell such shares at prices related to the foregoing valuation of the pro-forma market value thereof. FinPro is not a seller of securities within the meaning of any federal or state securities laws and any report prepared by FinPro shall not be used as an offer or solicitation with respect to the purchase or sale of any securities.

The estimated valuation herein will be updated as appropriate. These updates will consider, among other factors, any developments or changes in the Bank financial condition, operating performance, management policies and procedures and current conditions in the securities market for thrift institution common stock. Should any such developments or changes, in our opinion, be material to the estimated pro-forma market value of the Bank, appropriate adjustments to the estimated pro-forma market value will be made. The reasons for any such adjustments will be explained at that time.

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1.  Overview and Financial Analysis

-------------------------------------------------
             GENERAL OVERVIEW
-------------------------------------------------

The Bank after the Conversion, will be a federally chartered stock savings bank. As of December 31, 1997, the Bank had $16.7 million in total assets, $15.2 million in deposits, $9.6 million in net loans and $1.2 million in equity.

The following table shows the Bank's branch network as of December 31, 1997.

                         FIGURE 1 - CURRENT BRANCH LIST


               Branch Office                                   Town
   ------------------------------------------------ ----------------------------

   Allegheny County

   17 West Mall Plaza                                        Carnegie


-------------------------------------------------
                       HISTORY
-------------------------------------------------


Carnegie Savings Bank began operations in 1915 under the name, "Carnegie Savings Building and Loan." In 1995, the Bank converted to a state savings bank charter and obtained FDIC insurance through BIF. In March 1998, the Bank converted to a federal mutual savings charter. The Bank is a community and customer oriented federal mutual savings bank. The Bank provides financial services to individuals, families and small businesses. Historically, the Bank emphasized residential mortgage lending, primarily originating one-to-four family mortgage loans.

Conversion Valuation Appraisal Report                              Page:  1 - 4
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-------------------------------------------------
               STRATEGIC DIRECTION
-------------------------------------------------


The Bank's Business Plan projects controlled balance sheet growth with the Bank originating residential mortgages, home equity loans, and commercial loans (secured by real estate). On the liability side, the Bank will grow deposits by emphasizing core deposits (transaction and savings accounts).

The Bank will build its interest rate spread and margin through controlled loan growth and a change in deposit mix. In addition, the Bank will maintain earnings by emphasizing asset quality and controlling expenses.

The Plan calls for the following major thrusts over the five-year planning horizon:

     1. Converting to a stock institution to raise capital to fund growth opportunities and strengthen the capital position of the Bank;

     2. Planned core business growth of the Bank to grow into expense structure;

     3. Change in the loan mix to increase mortgages, home equity loans, home equity lines of credit, and limited commercial loans (secured);

     4. Change of the funding mix toward core deposits and away from time deposits; and

     5. Analyze and implement wholesale leverage strategies as interest rate and economic opportunities present themselves.

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-------------------------------------------------
                 BALANCE SHEET TRENDS
-------------------------------------------------


The Bank's balance sheet increased by $3.0 million from $13.7 million at December 31, 1995 to $16.7 million at December 31, 1997, or by 21.77%.

Equity has increased $59 thousand from $1.1 million at December 31, 1995 to $1.2 million at December 31, 1997. The equity to assets ratio is currently 7.00%.

                  FIGURE 2 - ASSET AND RETAINED EARNINGS CHART


                                [GRAPHIC OMITTED]

Source:  Offering Prospectus



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The following  tables set forth  certain  information  concerning  the financial position of the Bank along with selected ratios at the dates indicated.

                        FIGURE 3 - KEY BALANCE SHEET DATA

-----------------------------------------------------------------------------------------------

                                                                     At December 31,
                                                           ------------------------------------
                                                              1997        1996        1995
                                                           ------------------------------------
Selected Financial  Condition and Other Data:                       ($ in thousands)
                                                           ------------------------------------
Total Amount of:
  Assets                                                      $ 16,723    $ 15,100    $ 13,733
  Loans receivable, net                                          9,585       9,812       9,002
  Mortgage-backed securities                                     2,628       2,014         980
  Investment securities                                          2,530       2,150       1,687
  Cash and cash equivalents                                        851         557       1,542
  Savings deposits                                              15,178      13,378      12,407
  Other borrowings                                                   -         300           -
  Retained earnings                                              1,170       1,196       1,111

Number of:
  Deposit accounts                                               2,309       2,221       2,080
  Full service offices                                               1           1           1
-----------------------------------------------------------------------------------------------


Source:  Offering Prospectus

                              FIGURE 4 - KEY RATIOS

----------------------------------------------------------------------------------------------------
                                                                         At or For the Years
Key Operating Ratios                                                     Ended December 31,
                                                                  -------------------------------------
                                                                     1997        1996       1995
                                                                  -------------------------------------

Performance Ratios:
Return on average assets (net income divided by average                    -0.33%      0.70%      0.65%
   total assets)
Return on average equity (net income divided by                            -4.28%      8.64%      8.19%
   average equity)
Ratio of average equity to average assets ratio (average
    equity divided by average total assets)                                 7.73%      8.09%      7.95%
Equity to assets at period end                                              7.00%      7.92%      8.09%
Interest rate spread                                                        3.06%      3.51%      3.58%
Net interest margin                                                         3.48%      3.87%      3.86%
Average interest-earning assets to average
   interest -bearing liabilities                                          109.93%    109.03%    106.60%
 Net interest income after provision for loan losses
   to total noninterest expense                                            73.68%    113.26%    112.95%
Asset Quality Ratios:
Non-performing loans to total assets                                        0.25%      0.22%      0.53%
Non-performing assets to total assets                                       3.12%      1.32%      1.75%
Non-performing loans to total loans                                         0.44%      0.34%      0.81%
Allowance for loan losses to total loans at end of period                   1.19%      0.40%      0.42%
Allowance for loan losses to non-performing loans                         273.81%    118.18%     52.05%

-------------------------------------------------------------------------------------------------------


Source:  Offering Prospectus

Conversion Valuation Appraisal Report                              Page:  1 - 7
================================================================================


-------------------------------------------------
                    LOAN PORTFOLIO
-------------------------------------------------


The Bank's loan portfolio has increased by $583 thousand over the two year period ended December 31, 1997, though, as a percent of assets, has decreased from 65.55% at December 31, 1995 to 57.32% at December 31, 1997.

                      FIGURE 5 - NET LOANS RECEIVABLE CHART


                                [GRAPHIC OMITTED]

Source:  Offering Prospectus

Conversion Valuation Appraisal Report                              Page:  1 - 8
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The Bank is primarily a residential one-to-four family lender.

                FIGURE 6 - LOAN MIX AS OF DECEMBER 31, 1997 CHART


                                [GRAPHIC OMITTED]

Source:  Offering Prospectus





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Conversion Valuation Appraisal Report                              Page:  1 - 9
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The Bank's loan mix has remained relatively  consistent from 1996 to 1997 and is primarily residential in its composition.

                               FIGURE 7 - LOAN MIX

----------------------------------------------------------------------------------------------------------------
                                                                          At December 31,
                                                       ---------------------------------------------------------
                                                           1997                      1996
                                                       ---------------------------------------------------------
                                                          Amount      Percent    Amount        Percent
                                                       ---------------------------------------------------------
                                                                         ($ in thousands)
----------------------------------------------------------------------------------------------------------------

Real Estate Loans:
     Construction Loans                                     $   251            2.59%   $    70             0.71%
     Residential                                              8,236           84.90%     8,360            84.86%
     Commercial                                                 343            3.54%       418             4.24%
Consumer Loans:
     Share loans                                                120            1.24%       156             1.58%
     Automobile Loans                                           382            3.94%       381             3.88%
     Unsecured                                                  368            3.79%       466             4.73%
                                                            -------          ------    -------           ------
                                                            $ 9,700          100.00%   $ 9,851           100.00%
                                                            =======          ======    =======           ======
Less:
     Loans in process                                             -                          -
     Deferred loan origination fees                               -                          -
     Allowance for loan losses                                  115                         39
                                                            -------                    -------
Total loans, net                                            $ 9,585                    $ 9,812
                                                            =======                    =======
-------------------------------------------------------------------------------------------------------------



Source:  Offering Prospectus

Conversion Valuation Appraisal Report                              Page:  1 - 10
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-------------------------------------------------
                 SECURITIES
-------------------------------------------------


The Bank's security portfolio has grown from $2.7 million at December 31, 1995, to $5.2 million at December 31, 1997. The mix has shifted from investment securities toward mortgage-backed securities.

                           FIGURE 8 - SECURITIES CHART


                                [GRAPHIC OMITTED]

Source:  Offering Prospectus

Conversion Valuation Appraisal Report                              Page:  1 - 11
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-------------------------------------------------
   INVESTMENTS AND MORTGAGE-BACKED SECURITIES
-------------------------------------------------


The Bank has balanced its available for sale and held to maturity portfolios in 1997 while diversifying its available for sale portfolio with an ARM fund and additional mortgage-backed securities.

                            FIGURE 9 - INVESTMENT MIX

--------------------------------------------------------------------------------------------------
                                                                            At December 31,
                                                            --------------------------------------
                                                                       1997                1996
                                                            --------------------------------------
                                                                          ($ in thousands)
--------------------------------------------------------------------------------------------------
Securities held to maturity:
U.S. government securities                                            $      -           $      -
U.S. agency securities                                                     300                550
State and local government                                                 614                714
Other debt securities                                                        -                199
Mortgage-backed securities held to maturity                              1,721              2,014
                                                                       -------            -------
          Total securities held to maturity                              2,635              3,477

Securities available for sale:
U.S. government securities                                                 204                389
U. S. agency securities                                                    810                199
AMF Arm fund                                                               503                  -
Federal funds sold                                                           -                  -
Other debt securities                                                       99                 99
FHLB stock                                                                   -                  -
Mortgage-backed securities available for sale                              907                     -
          Total securities available for sale                          $ 2,523              $ 687
                                                                       -------            -------
      Total investment and mortgage-backed securities                  $ 5,158            $ 4,164
                                                                       =======            =======

--------------------------------------------------------------------------------------------------

Source:  Prospectus Tables

Conversion Valuation Appraisal Report                              Page:  1 - 12
================================================================================



-------------------------------------------------
                ASSET QUALITY
-------------------------------------------------


During 1997 the Bank sold the real estate owned property on its books at December 31, 1996. On December 5, 1997 the Bank was obliged to purchase a property on which it had an equity line of credit in the amount of $320 thousand due to the borrowers default on the first mortgage. The appraised value of the property is $540 thousand.

                     FIGURE 10 - NON-PERFORMING ASSETS CHART


                                [GRAPHIC OMITTED]


Source:  Offering Prospectus



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At December 31, 1997 the Bank's non-performing loan to net loan ratio was 0.44%,
indicating  a  strong  asset  quality,  however,   non-performing  assets  as  a
percentage of total assets was 3.12%.

                        FIGURE 11 - NON-PERFORMING LOANS

            -----------------------------------------------------
                              At December 31, 1997
                                ($ in thousands)
            -----------------------------------------------------

            Non-performing loans                             $42
            Real estate owned, net                           480
            -----------------------------------------------------
               Total non-performing assets                  $522

            Non-performing loans as a percentage
               of net loans                                 0.44%
            Non-performing assets as a percentage
               of total assets                              3.12%

            -----------------------------------------------------

Source:  Offering Prospectus



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Conversion Valuation Appraisal Report                              Page:  1 - 14
================================================================================




The Bank increased its allowance for loan and lease losses from $38 thousand at December 31, 1995 to $115 thousand at December 31, 1997. The ALLL to loans was 1.19% as of December 31, 1997.

         FIGURE 12 - ALLOWANCE FOR POSSIBLE LOAN AND LEASE LOSSES CHART


                                [GRAPHIC OMITTED]


Source:  Offering Prospectus



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Conversion Valuation Appraisal Report                              Page:  1 - 15
================================================================================


-------------------------------------------------
              FUNDING COMPOSITION
-------------------------------------------------


Overall, deposits have increased from $12.4 million at December 31, 1995 to $15.2 million at December 31, 1997. From time to time, the Bank relies on short term borrowings for liquidity management purposes.

                  FIGURE 13 - DEPOSIT AND BORROWING TREND CHART


                                [GRAPHIC OMITTED]


Source:  Offering Prospectus



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================================================================================




The Bank's deposit mix as of December 31, 1997 is presented below. Time deposits comprised 67.37% of total deposits. The Bank's cost of funds for the year ended December 31, 1997 was 4.66%.

                             FIGURE 14 - DEPOSIT MIX

 -------------------------------------------------------------------------------
                                                    As of December 31,1997
                                                       ($ in thousands)
--------------------------------------------------------------------------------

                                                              Interest      % of
Category                                        Amount        Rate (1)     Total
--------------------------------------------------------------------------------

NOW accounts                                   $ 1,031         1.50%      6.79%
Passbook savings                                 1,098         2.25%      7.23%
Premium passbook savings                         2,264         2.50%     14.92%
Passbook savings club accounts                      14         1.75%      0.09%
Non-interest bearing accounts                      546         0.00%      3.60%

Certificates of Deposit:
1-3 months                                           -         0.00%      0.00%
4-6 months                                       1,380         4.50%      9.09%
7-12 months                                      1,771         5.25%     11.67%
13-24 months                                     3,557         5.25%     23.43%
25-36 months                                       698         5.25%      4.60%
37-48 months                                        80         5.50%      0.53%
49-120 months                                    2,739         6.00%     18.05%
                                              --------                  ------
     Total deposits                           $ 15,178                  100.00%
                                              ========                  ======

--------------------------------------------------------------------------------
(1) Offering as of 12/31/97


Source:  Offering Prospectus


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================================================================================


-------------------------------------------------
              ASSET/LIABILITY MANAGEMENT
-------------------------------------------------


The following chart illustrates the Bank's net portfolio value ("NPV") at December 31, 1997, as calculated by FinPro, Inc. The Bank manages its interest rate risk through normal balance sheet activities and does not utilize any hedging techniques. This chart indicates that the Bank has some level of interest rate risk. At the +200 basis point rate shock, the Bank's NPV falls below the level of tangible. This is due to its large conventional mortgage portfolio and its reliance on time deposits.

                         FIGURE 15 - NET PORTFOLIO VALUE


                                [GRAPHIC OMITTED]

Source:  FinPro calculations



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================================================================================



-------------------------------------------------
             NET WORTH AND CAPITAL
-------------------------------------------------


At December 31, 1997, the Bank had capital in excess of the minimum requirements for all three capital requirements.

                          FIGURE 16 - CAPITAL ANALYSIS

--------------------------------------------------------------------------------
                                                     December 31, 1997
--------------------------------------------------------------------------------
Regulatory Capital Position                       Amount            Percent
                                                  (000's)          of Assets
--------------------------------------------------------------------------------

GAAP capital                                    $ 1,170                7.11%

Tier I Core Capital:
Actual capital                                  $ 1,156                7.03%
Regulatory Requirement                              658                4.00%
                                                -------               -----
Excess                                          $   498                3.03%
                                                =======               =====

Tier I Risk-based capital:
Actual capital                                  $ 1,156               14.20%
Regulatory Requirement                              326                4.00%
                                                -------               -----
 Excess                                         $   830               10.20%
                                                =======               =====

Tier II Risk-based capital:
Actual capital                                  $ 1,258               15.45%
Regulatory Requirement                              651                8.00%
                                                -------               -----
Excess                                          $   607                7.45%
                                                =======               =====

--------------------------------------------------------------------------------

Source:  Offering Prospectus

Conversion Valuation Appraisal Report                              Page:  1 - 19
================================================================================


-------------------------------------------------
          INCOME AND EXPENSE TRENDS
-------------------------------------------------


The Bank's net loss, for the year ended December 31, 1997, of $54 thousand included several one time charges. The one time expenses were $153 thousand in retirement benefit accruals, approximately $60 thousand in additional provision for loan and lease losses and miscellaneous write-offs of $18 thousand all tax impacted 37%. On a normalized, tax adjusted basis, the Bank would have had net income of $92 thousand.

                          FIGURE 17 - NET INCOME CHART


                                [GRAPHIC OMITTED]



Source:  Offering Prospectus

Conversion Valuation Appraisal Report                              Page:  1 - 20
================================================================================




Interest rate spread and margin decreased for the year ended December 31, 1997. The decrease is due to both a lower asset yield and a higher cost of funds. The decreased asset yield is partially due to a decrease in the yield on loans receivable, but is primarily due to the increase in the mortgage-backed security portfolio which carries a lower overall yield than the loan portfolio. The higher cost of funds is primarily due to an 33 basis point increase in certificates of deposit.

                      FIGURE 18 - AVERAGE YIELDS AND COSTS

                                                      Average Balance Sheets
----------------------------------------------------------------------------------------------------------------------------------
                                                                            Year Ended December 31,
                                            --------------------------------------------------------------------------------------
                                                        1997                          1996                          1995
                                            --------------------------------------------------------------------------------------

                                              Average             Yield/   Average              Yield/   Average            Yield/
                                              Balance Interest     Cost    Balance  Interest     Cost    Balance   Interest   Cost
                                            --------------------------------------------------------------------------------------
Interest-earning assets:
  Loans receivable                           $  9,730  $   860     8.84% $   9,391   $  843      8.98%   $ 9,278   $   847   9.13%
  Mortgage-backed securities                    2,690      198     7.36%     1,478       88      5.95%       771        47   6.10%
  Investment securities                         2,568      137     5.33%     2,185      124      5.68%     1,659        86   5.18%
  Other interest earning assets                   744       27     3.83%       604       28      4.64%       734        39   5.31%
                                             --------  -------     ----  ---------    -----      ----    -------   -------   ----
    Total interest-earning assets              15,732  $ 1,222     7.77%    13,658   $1,083      7.93%    12,442   $ 1,019   8.19%
Non-interest earning assets                       516                          567                           748
                                             --------                    ---------                       -------
    Total assets                             $ 16,248                     $ 14,225                       $13,190


Interest-bearing liabilities:
  Now Accounts                                $ 1,150     $ 13     1.13%     $ 941      $ 9      0.96%     $ 991      $ 12   1.21%
  Savings account                               3,346       87     2.60%     3,473       97      2.79%     3,327       142   4.27%
  Money market accounts                             -        -     0.00%         -        -      0.00%         -         -   0.00%
  Certificates of deposit                       9,888      571     5.77%     8,090      440      5.44%     7,391       382   5.17%
  Other liabilities                                12       -      0.00%        87        6      6.90%        21        -    0.00%
                                             --------  -------     ----  ---------    -----      ----    -------   -------   ----
    Total interest-bearing liabilities         14,396    $ 671     4.66%    12,591    $ 552      4.38%    11,730     $ 536   4.57%
                                             --------  -------     ----  ---------    -----      ----    -------   -------   ----

Non-interest-bearing liabilities
  Non-interest bearing deposits                   264                          191                           112
  Other liabilities                               332                          292                           300
                                             --------                    ---------                       -------
    Total Liabilities                          14,992                       13,074                        12,142
Retained earnings                               1,256                        1,151                         1,048
                                             --------                    ---------                       -------
    Total liabilities and retained income    $ 16,248                     $ 14,225                      $ 13,190
                                             ========                     ========                      ========
Net interest income                                      $ 551                        $ 531                          $ 483
                                                         =====                        =====                          =====

Interest rate spread                                               3.11%                         3.55%                       3.62%
                                                                   ----                          ----                        ----

Net yield on interest-earning assets                               3.50%                         3.89%                       3.88%
                                                                   ----                          ----                        ----

Ratio of average interest-earning assets
     to average interest bearing liabilities                     109.26%                       108.47%                     106.07%
                                                                 ======                        ======                      ======
---------------------------------------------------------------------------------------------------------------------------------

Source:  Offering Prospectus

Conversion Valuation Appraisal Report                              Page:  1 - 21
================================================================================




The following chart illustrates the Bank's spread and margin since December 31, 1995.

                       FIGURE 19 - SPREAD AND MARGIN CHART


                                [GRAPHIC OMITTED]

Source:  Offering Prospectus

Conversion Valuation Appraisal Report                              Page:  1 - 22
================================================================================




The Bank's  unadjusted  net loss for the year ended  December  31,  1997 was $54 thousand and includes the previously mentioned one time expenses of $146 thousand on an after tax basis. Therefore, adjusted net income for 1997 is $92 thousand, consistent with the prior two periods.

                       FIGURE 20 - INCOME STATEMENT TRENDS

----------------------------------------------------------------------------------------------
                                                                    For the Years
                                                                  Ended December 31,
                                                         -------------------------------------
                                                            1997         1996        1995
                                                         -------------------------------------
Summary of Operations:                                             ($ in thousands)
                                                         -------------------------------------
Interest income                                              $ 1,222      $ 1,074     $ 1,019
Interest expense                                                 671          552         536
                                                             -------      -------     -------
  Net interest income                                            551          522         483
Provision for loan losses                                         73            2          31
                                                             -------      -------     -------
Net interest income after provision for loan losses              478          520         452

Other income                                                      63           74          73
Other expense                                                    649          459         425
                                                             -------      -------     -------
Income before income taxes                                      (108)         135         100
Income tax expense (benefit)                                     (54)          36          14
                                                             -------      -------     -------
Net income (loss)                                            $   (54)     $    99     $    86
                                                             =======      =======     =======

----------------------------------------------------------------------------------------------


Source:  Offering Prospectus

Conversion Valuation Appraisal Report                              Page:  1 - 23
================================================================================




The ROAA and ROAE increased slightly in 1996 and, on an adjusted basis for 1997, would have been 0.61% and 7.88%, respectively.

                      FIGURE 21 - PROFITABILITY TREND CHART


                                [GRAPHIC OMITTED]

Source:  Offering Prospectus

Conversion Valuation Appraisal Report                              Page:  1 - 24
================================================================================



-------------------------------------------------
                SUBSIDIARIES
-------------------------------------------------


The Bank does not have any subsidiaries.


-------------------------------------------------
                  LEGAL PROCEEDINGS
-------------------------------------------------


There are various claims and lawsuits in which the Bank is periodically involved incident to the Bank's business. In the opinion of management, no material loss is expected from any such pending claims or law suits.

Conversion Valuation Appraisal Report                              Page:  1 - 25
================================================================================



2.  Market Area Analysis


-------------------------------------------------
               MARKET AREA DEMOGRAPHICS
-------------------------------------------------


The following tables summarize the demographics for the Bank's market. The analysis defines the Bank's market as a three mile radius surrounding the Bank's office. The five mile radius, Allegheny and Pennsylvania data is provided as benchmarks for comparison purposes.

                       FIGURE 22 - POPULATION DEMOGRAPHICS


                                           POPULATION CHARACTERISTICS
                                                                   3 Mile       5 Mile     Allegheny      PA TOTAL
                                                                   ------       ------     ---------      --------
LAND AREA (miles)                                                    28.08       48.81        730.20       44,819.69
POPULATION
     1980 CENSUS                                                    95,058     166,601     1,450,089      11,863,900
     1990 CENSUS                                                    86,133     153,248     1,336,449      11,881,643
     1997 ESTIMATE                                                  84,343     151,846     1,316,726      12,074,991
     2002 PROJECTION                                                82,356     149,922     1,293,551      12,226,596
     GROWTH 1980 TO 1990                                             -9.39%      -8.01%        -7.84%           0.15%
     PROJECTED GROWTH 1990 TO 2002                                   -4.38%      -2.17%        -3.21%           2.90%
     POPULATION DENSITY 1997 (persons / sq mile)                  3,004.1     3,111.0       1,803.2           269.4
POPULATION BY URBAN VS. RURAL                                       86,080     153,382     1,336,449      11,881,643
     URBAN                                                           98.56%      97.76%        95.93%          68.94%
     RURAL                                                            1.44%       2.24%         4.07%          31.06%
POPULATION BY SEX - 1997 EST                                        84,343     151,846     1,316,726      12,074,991
     MALE                                                            46.21%      47.77%        47.01%          48.07%
     FEMALE                                                          53.79%      52.23%        52.99%          51.93%
MARITAL STATUS                                                      71,938     125,465     1,098,905       9,542,976
     SINGLE                                                          28.06%      27.74%        28.09%          26.91%
     MARRIED                                                         51.88%      50.16%        51.13%          53.71%
     SEPERATED/DIVORCED                                               8.64%       9.98%         9.06%           8.88%
     WIDOWED                                                         11.41%      12.12%        11.71%          10.50%
POPULATON BY RACE - 1997 EST                                        84,343     151,846     1,316,726      12,074,991
     WHITE                                                           93.71%      87.24%        85.93%          87.14%
     BLACK                                                            4.00%      11.04%        11.89%           9.20%
     INDIAN                                                           0.06%       0.11%         0.10%           0.12%
     ASIAN                                                            1.55%       0.91%         1.30%           1.42%
     OTHER                                                            0.06%       0.09%         0.09%           0.06%
     HISPANIC                                                         0.61%       0.61%         0.68%           2.07%
POPULATION BY AGE - 1997 EST                                        84,343     151,846     1,316,726      12,074,991
     UNDER 5 YEARS                                                    5.97%       6.47%         6.31%           6.75%
     5 TO 14 YEARS                                                   10.78%      12.16%        11.81%          13.31%
     15 TO 24 YEARS                                                  10.03%      11.34%        11.95%          13.01%
     25 TO 34 YEARS                                                  16.29%      15.37%        14.64%          14.31%
     35 TO 44 YEARS                                                  16.10%      15.93%        15.77%          15.74%
     45 TO 54 YEARS                                                  11.69%      11.47%        11.76%          11.97%
     55 TO 64 YEARS                                                  10.26%       9.87%        10.11%           9.25%
     65 + YEARS                                                      18.89%      17.37%        17.66%          15.66%
     MEDIAN AGE                                                      40.4        38.5          39.6            36.9
     MEDIAN AGE OF HOUSEHOLDER                                       51.8        50.1          52.3            49.8
POPULATION 25+ BY EDUCATION LEVEL                                   69,116     120,470     1,053,906       9,084,701
     ELEMENTARY                                                       5.47%       6.82%         6.56%           8.40%
     SOME HIGH SCHOOL                                                11.10%      15.47%        13.56%          16.02%
     HIGH SCHOOL GRADUATE                                            32.61%      36.47%        35.00%          38.27%
     SOME COLLEGE                                                    17.67%      15.88%        17.16%          15.31%
     ASSOCIATES DEGREE ONLY                                           6.00%       5.81%         6.15%           5.22%
     BACHELORS DEGREE ONLY                                           18.27%      12.85%        13.95%          10.96%
     GRADUATE DEGREE                                                  8.88%       6.70%         7.62%           5.82%
POPULATION ENROLLED IN SCHOOL                                       18,404      33,875       311,846       2,829,553
     PRE-PRIMARY - PUBLIC                                             4.49%       4.80%         4.27%           4.11%
     PRE-PRIMARY - PRIVATE                                            4.68%       3.86%         3.90%           3.35%
     ELEM/HIGH - PUBLIC                                              48.79%      52.07%        48.44%          54.80%
     ELEM/HIGH - PRIVATE                                             10.68%      11.57%        10.18%          10.54%
     COLLEGE - PUBLIC                                                20.67%      17.64%        22.41%          17.48%
     COLLEGE - PRIVATE                                               10.69%      10.06%        10.79%           9.74%

Source: Claritas

Conversion Valuation Appraisal Report                              Page:  1 - 26
================================================================================




                      FIGURE 23 - HOUSEHOLD CHARACTERISTICS

------------------------------------------------------------------------------------------------------------------------------------
                                                                                 3 Mile      5 Mile      Allegheny       PA TOTAL
------------------------------------------------------------------------------------------------------------------------------------
                                                   HOUSEHOLD CHARACTERISTICS
HOUSEHOLDS
                          1980 CENSUS                                            36,672      61,093       540,550         4,219,609
                          1990 CENSUS                                            37,042      60,653       541,261         4,495,966
                          1997 ESTIMATE                                          36,641      60,575       536,949         4,587,220
                          2002 PROJECTION                                        36,161      60,321       531,501         4,677,784
                          GROWTH 1980 TO 1990                                      1.01%      -0.72%         0.13%             6.55%
                          PROJECTED GROWTH 1990 TO 2002                           -2.38%      -0.55%        -1.80%             4.04%
HOUSEHOLD SIZE
                          AVG PERSONS PER HH 1980                                  2.59        2.73          2.68              2.81
                          AVG PERSONS PER HH 1990                                  2.33        2.53          2.47              2.64
                          AVG PERSONS PER HH 1997 EST                              2.30        2.51          2.45              2.63
                          AVG PERSONS PER HH 2002 PROJ                             2.28        2.49          2.43              2.61
                          CHANGE 1980 TO 1997                                     -0.29       -0.22         -0.23             -0.18
POPULATION BY HOUSEHOLD TYPE                                                     36,641      60,575       536,949         4,587,220
                          FAMILY HOUSEHOLDS                                       61.42%      66.39%        65.39%            69.46%
                          NON-FAMILY HOUSEHOLDS                                   34.89%      26.28%        28.56%            22.90%
                          GROUP QUARTERS                                           3.69%       7.33%         6.06%             7.64%
HOUSEHOLDS BY TYPE                                                               37,042      60,653       541,261         4,495,966
                          SINGLE MALE                                             10.91%      10.18%        10.65%             9.56%
                          SINGLE FEMALE                                           21.97%      18.58%        19.01%            16.03%
                          MARRIED COUPLE                                          49.28%      50.25%        50.73%            55.65%
                          OTHER FAMILY - MALE HEAD                                 2.56%       3.40%         2.98%             3.27%
                          OTHER FAMILY - FEMALE HEAD                              10.65%      13.69%        12.49%            11.28%
                          NON FAMILY - MALE HEAD                                   2.45%       2.18%         2.28%             2.50%
                          NON FAMILY - FEMALE HEAD                                 2.18%       1.73%         1.86%             1.71%
HOUSEHOLDS WITH CHILDREN                                                         36,948      60,673       540,774         4,492,958
                          MARRIED COUPLE FAMILY                                   50.24%      51.29%        51.67%            56.70%
                          OTHER FAMILY - MALE HEAD                                 2.35%       3.28%         2.79%             3.05%
                          OTHER FAMILY - FEMALE HEAD                              10.31%      13.00%        12.04%            10.95%
                          NON FAMILY                                              37.11%      32.42%        33.50%            29.30%
HOUSEHOLDS BY INCOME - 1997 EST                                                  36,641      60,575       536,949         4,587,220
                          UNDER $5,000                                             2.73%       3.97%         3.95%             3.68%
                          $5,000 TO 10,000                                         5.84%       8.22%         8.05%             8.15%
                          $10,000 TO $15,000                                       6.43%       8.43%         8.11%             7.97%
                          $15,000 TO $25,000                                      13.86%      15.45%        15.04%            15.61%
                          $25,000 TO $35,000                                      13.09%      13.77%        13.23%            14.66%
                          $35,000 TO $50,000                                      18.63%      16.37%        16.58%            17.90%
                          $50,000 TO $75,000                                      20.64%      17.75%        18.43%            18.46%
                          $75,000 TO $100,000                                      9.80%       8.02%         8.37%             7.36%
                          $100,000 OR MORE                                         8.98%       8.02%         8.24%             6.21%
MEDIAN HOUSEHOLD INCOME - 1997 EST                                              $44,259     $44,634       $41,955           $37,165
MEDIAN FAMILY INCOME - 1997 EST                                                 $54,458     $52,606       $50,651           $44,022
PER CAPITA INCOME - 1997 EST                                                    $24,659     $22,966       $23,463           $18,076
PUBLIC ASSISTANCE INCOME                                                         36,948      60,673       540,774         4,492,958
                          WITH PUBLIC ASSISTANCE INCOME                            4.59%       8.73%         7.98%             7.38%
                          NO PUBLIC ASSISTANCE INCOME                             95.41%      91.27%        92.02%            92.62%
RETIREMENT INCOME                                                                36,948      60,673       540,774         4,492,958
                          WITH RETIREMENT INCOME                                  21.62%      24.22%        23.07%            20.82%
                          NO RETIREMENT INCOME                                    83.19%      85.34%        85.60%            87.15%
HOUSEHOLDS BY NUMBER OF VEHICLES                                                 36,994      60,685       541,261         4,495,966
                          NO VEHICLES                                             14.24%      20.50%        19.40%            15.16%
                          1 VEHICLE                                               43.50%      41.36%        38.94%            35.34%
                          2 VEHICLES                                              32.76%      29.86%        31.61%            35.70%
                          3+ VEHICLES                                              9.49%       8.28%        10.05%            13.80%
                          4 VEHICLES
                          5+ VEHICLES
                          ESTIMATED TOTAL VEHICLES                               51,876      77,864       732,686         6,889,303



Source: Claritas

Conversion Valuation Appraisal Report                              Page:  1 - 27
================================================================================



-------------------------------------------------
      MARKET AREA DEPOSIT CHARACTERISTICS
-------------------------------------------------


The Bank's branch, as mentioned earlier, is located in Carnegie, Pennsylvania. Due to the nature of the Bank's service area, the competition was defined as all branches within a three mile radius of the Bank's facility. Within 100 feet of the Bank's branch, Mellon Bank, PNC and National City Bank each have a branch with deposit levels at least two times that of Carnegie's. PNC was the only one of the three to grow its deposits, but offers a slightly more convenient location. Carnegie, despite its lack of convenience services, has generated growth of almost 50% over the four year period ended June 30, 1997.

                            FIGURE 24 - MARKET SHARE

                                           Carnegie: Market Share by Institution
                         Total         Mkt Share   $ Growth       % Growth    Avg Branch          Efficiency
Institution               1997            1997    1993 - 1997     1993 - 1997   1997        Count   Ratio
------------------------------------------------------------------------------------------------------------
Total                   $613,540         100.00%    $29,402           5.03%   $47,195      13.00    100.0%
============================================================================================================
CARNEGIE SVG BK          $15,080           2.46%     $4,993          49.50%   $15,080       1        32.0%
FIRST FS&LA              $46,429           7.57%    ($1,167)         -2.45%   $46,429       1        98.4%
LINCOLN SVGS BK               $0           0.00%   ($60,215)       -100.00%        $0       0         0.0%
MELLON BK NA            $110,818          18.06%    ($1,922)         -1.70%   $55,409       2       117.4%
NATIONAL CITY BK OF     $127,017          20.70%    $37,683          42.18%   $63,509       2       134.6%
PNC BANK NA             $168,336          27.44%     $6,848           4.24%   $56,112       3       118.9%
UNION ELECTRIC STEEL     $10,495           1.71%       $765           7.86%   $10,495       1        22.2%
DOLLAR BANK, FSB         $66,216          10.79%     $7,849          13.45%   $66,216       1       140.3%
IRON AND GLASS BANK       $2,566           0.42%     $2,566           0.00%    $2,566       1         5.4%
BELL FS&LA               $66,583          10.85%    $32,002          92.54%   $66,583       1       141.1%
PARKVALE SAVINGS BANK         $0           0.00%         $0           0.00%        $0       0         0.0%


Source: FDIC data, FinPro calculations.

Conversion Valuation Appraisal Report                              Page:  1 - 28
================================================================================



3.  Comparisons With Publicly Traded Thrifts


-------------------------------------------------
               INTRODUCTION
-------------------------------------------------


This chapter presents an analysis of the Bank's operations against a Comparable Group of publicly traded savings institutions. The Comparable Group ("Comparable Group") was selected from a universe of 394 public thrifts as of March 11, 1998. The Comparable Group was selected based upon similarity of characteristics to the Bank. The Comparable Group multiples provide the basis for the fair market valuation of the Bank. Factors that influence the Bank's value such as balance sheet structure and size, profitability, income and expense trends, capital levels, credit risk, interest rate risk and recent operating results can be measured against the Comparable Group. The Comparable Group current market pricing, coupled with the appropriate adjustments for differences between the Bank and the Comparable Group, will then be utilized as the basis for the pro-forma valuation of the Bank to-be-issued common stock.


-------------------------------------------------
             SELECTION SCREENS
-------------------------------------------------


When selecting the Comparables, it was determined that the balance sheet size of the institution was of greater importance than geography due to the importance economies of scale plays in a small organization.

The selection screens utilized to identify possible Comparables from the list of 394 public thrifts at March 11, 1998 included:

     1. The IPO date had to be before January 1, 1997, eliminating any new conversions.

     2.   The conversion type had to be a full standard conversion.

     3.   The total asset size had to be less than or equal to $60 million.

     4. The price to book trading multiple had to be less than or equal to 200% to eliminate those institutions with speculation included in their price.

Conversion Valuation Appraisal Report                              Page:  1 - 29
================================================================================

This resulted in 12 institutions.

                        FIGURE 25 - POTENTIAL COMPARABLES

                                                                             Number
                                                                               of
 Short Name                      Exchange      City              State       Offices        IPO Date
-------------                 ---------------------------------------------------------------------------
CSB Financial Group Inc.          NASDAQ      Centralia           IL             2          10/09/95
First Lancaster Bancshares        NASDAQ      Lancaster           KY             1          07/01/96
Gilmer Financial Svcs, Inc        NASDAQ      Gilmer              TX             1          02/09/95
Home Building Bancorp             NASDAQ      Washington          IN             2          02/08/95
Home Financial Bancorp            NASDAQ      Spencer             IN             1          07/02/96
Joachim Bancorp Inc.              NASDAQ      De Soto             MO             1          12/28/95
London Financial Corp.            NASDAQ      London              OH             1          04/01/96
Mitchell Bancorp Inc.             NASDAQ      Spruce Pine         NC             1          07/12/96
NS&L Bancorp Inc.                 NASDAQ      Neosho              MO             2          06/08/95
Pennwood Bancorp Inc.             NASDAQ      Pittsburgh          PA             3          07/15/96
Reliance Bancshares Inc.          NASDAQ      Milwaukee           WI             1          04/19/96
S. Carolina Community Banchr      NASDAQ      Winnsboro           SC             3          07/07/94


Two institutions were eliminated from this list for the following reasons.

                       FIGURE 26 - COMPARABLES ELIMINATED


         Ticker     Short Name                         City      State
      --------------------------                      ------------------

      Lack of market data
      -------------------
      GLMR         Gilmer Financial Svcs, Inc.         Gilmer      TX

      Pending Acquisition
      -------------------
      JOAC         Joachim Bancorp Inc.                De Soto     MO


The list of comparable institutions is as follows:

                          FIGURE 27 - COMPARABLE GROUP

                                                                      Corporate
                                              --------------------------------------------------------------------------------------
                                                                                                               Deposit
                                                                                       Number                  Insurance
                                                                                        of                     Agency     Conversion
   Ticker     Short Name                       Exchange        City        State      Offices      IPO Date   (BIF/SAIF)    Type
--------------------------                    --------------------------------------------------------------------------------------
             Comparable Thrift Data
CSBF         CSB Financial Group Inc.           NASDAQ       Centralia       IL           2        10/09/95      SAIF       Regular
FLKY         First Lancaster Bancshares         NASDAQ       Lancaster       KY           1        07/01/96      SAIF       Regular
HBBI         Home Building Bancorp              NASDAQ       Washington      IN           2        02/08/95      SAIF       Regular
HWEN         Home Financial Bancorp             NASDAQ       Spencer         IN           1        07/02/96      SAIF       Regular
LONF         London Financial Corp.             NASDAQ       London          OH           1        04/01/96      SAIF       Regular
MBSP         Mitchell Bancorp Inc.              NASDAQ       Spruce Pine     NC           1        07/12/96      SAIF       Regular
NSLB         NS&L Bancorp Inc.                  NASDAQ       Neosho          MO           2        06/08/95      SAIF       Regular
PWBK         Pennwood Bancorp Inc.              NASDAQ       Pittsburgh      PA           3        07/15/96      SAIF       Regular
RELI         Reliance Bancshares Inc.           NASDAQ       Milwaukee       WI           1        04/19/96      SAIF       Regular
SCCB         S. Carolina Community Bancshrs     NASDAQ       Winnsboro       SC           3        07/07/94      SAIF       Regular
-----------------------------------------------------------------------------------------------------------------------------------
             Average
             Median
             Maximum
             Minimum

             Carnegie Savings Bank                           Carnegie        PA           1                       BIF       Regular

             Variance to the Comparable Median

Conversion Valuation Appraisal Report                              Page:  1 - 30
================================================================================


-------------------------------------------------
                  SELECTION CRITERIA
-------------------------------------------------


Excluded from the Comparable Group were institutions that were pending mergers or acquisitions along with companies whose prices appear to be distorted by speculative factors or unusual operating conditions. Also, institutions that completed their conversions within the last year were also excluded as the earnings of newly converted institutions do not reflect a full years benefit from the reinvestment of proceeds, and thus the price/earnings multiples and return on equity measures for these institutions tend to be skewed upward and downward respectively.

In an ideal world, all of the Comparable Group would contain the exact characteristics of the Bank. The goal of the selection criteria process is to find those institutions that most closely match those of the Bank. Given that Carnegie is such a small institution, the list of potential comparables is severely limited and the performance ratios may vary to a greater extent than a comparable group selected for a the conversion of a larger institution. None of the Comparables selected will be exact clones of the Bank.

The members of the Comparable Group were selected based upon the following criteria:

                  1.   Asset size

                  2.   Date of conversion

1. Asset size The Comparable Group should have a similar asset size to the Bank. Large institutions are not appropriate for the peer group due to a more extensive branch network, greater financial strength, more access to diverse markets and more capacity in terms of infrastructure. The Comparable Group ranged in size from $36.1 million to $57.8 million in total assets with an average of $45.2 million. The Bank's asset size was $16.7 million as of December 31, 1997 and will be $18.0 million on a proforma basis at the midpoint of the valuation range. The smallest Comparable institution is still twice as large as Carnegie, however, the institutions selected are the only actively traded institutions under $50 million.

2. Profitability The Comparable Group have ROAAs averaging 0.96% and ROAEs averaging 4.00% for the most recent quarter available. The Comparable Group profitability measures had a dispersion about the mean for the ROAA measure ranging from a low of 0.49% to a high of 1.51% while the ROAE measure ranged from a low of 1.98% to a high of 5.70%. The Bank had an ROAA of (0.33)% and ROAE of (4.28)% for the twelve month period ending December 31, 1997. However, the Bank's ratios include the previously mentioned one time events. On a normalized, tax adjusted basis the ROAA and ROAE would be 0.61% and 7.88%, respectively.

Conversion Valuation Appraisal Report                              Page:  1 - 31
================================================================================


3. Capital level The average equity to assets ratio for the Comparable Group was 24.50% with a high of 50.09% and a low of 13.76%. At December 31, 1997, the Bank had an equity to assets ratio of 7.00%. On a proforma basis, at the midpoint the Bank would have an equity to assets ratio of 13.82%.

4. Balance Sheet Mix At December 31, 1997, the Bank had a total net loan to asset ratio of 57.32%. The average loan to asset ratio for the Comparables was 72.10%, ranging from a low of 57.23% to a high of 89.75%. On the liability side the Bank's deposit to asset ratio was 90.76% at December 31, 1997 while the Comparables average was 66.68%, ranging from 39.68% to 80.90%. Additionally, the Bank had no borrowings as of December 31, 1997 and the Comparables averaged 7.45% with a range of 0.00% to 23.83%.

5. Operating strategy An institution's operating characteristics are important because they determine future performance. They also affect expected rates of return and investor's general perception of the quality, risk and attractiveness of a given company. Specific operating characteristics include profitability, balance sheet growth, asset quality, capitalization, and non-financial factors such as management strategies and lines of business.

6. Date of conversion Recent conversions, those completed after January 1, 1997, were excluded since the earnings of a newly converted institution do not reflect a full year's benefits of reinvestment of conversion proceeds. Additionally, new issues tend to trade at a discount to the market averages.


-------------------------------------------------
              COMPARABLE GROUP PROFILES
-------------------------------------------------


     o CSB Financial Group Inc. CSBF is a SAIF insured institution that operates 2 branches in Centralia, Illinois and has $47.6 million in assets. CSBF had the highest level of intangibles, 5.87%, efficiency ratio, 75.34%, and overhead ratio, 73.70%. CSBF has the lowest loans to deposits, 75.10%, loans to assets, 57.23%, interest income to average assets, 6.65%, and loan growth rate, (2.11)% of the Comparable Group. CSBF was selected to the Group based on asset size, number of offices, profitability, and balance sheet mix.

Conversion Valuation Appraisal Report                              Page:  1 - 32
================================================================================

     o First Lancaster Bancshares FLKY is a SAIF insured institution that has $49.9 million in assets, and operates 1 branch in Lancaster, Kentucky. FLKY had the highest loans to deposits ratio, 193.98%, loans to assets ratio, 89.75%, borrowings to assets ratio, 23.83%, nonperforming assets to assets ratio, 2.25%, and asset growth rate, 35.33%. FLKY had the lowest reserves to nonperforming loans ratio, 21.68%, reserves to nonperforming assets plus 90 day delinquents ratio, 8.62%, and noninterest income to average assets ratio, 0.00%. FLKY was selected to the Group based on asset size, number of offices, and profitability.

     o Home Building Bancorp HBBI is a SAIF insured thrift that operates 2 offices in Washington, Indiana and has $42.4 million in assets. HBBI has the highest return on average equity, 5.70%. HBBI had the lowest core capital ratio, 10.77%, total risk based capital ratio, 21.56%, asset growth rate, (4.79)%, and deposit growth rate, (7.69)%. It was selected as a comparable based on its asset size, balance sheet mix, and profitability.

     o Home Financial Bancorp HWEN is a SAIF insured institution with 1 office in Spencer, Indiana and assets of $43.5 million. Home Financial had the highest nonperforming asset to equity ratio, 9.61%, interest income to average assets, 8.60%, interest expense to average assets, 4.36%, and noninterest expense to average assets, 3.35%. HWEN was selected as a comparable based on its asset size, number of offices, and profitability.

     o London Financial Corp. LONF is a SAIF insured institution with 1 office in London, Ohio and $37.9 million in assets. LONF has the highest level of deposits to assets, 80.90%, and the lowest equity to assets ratio, 13.76%, equity plus reserves to asset ratio, 14.24%, and noninterest expense to average assets, 2.34%. LONF was selected to the Group based on asset size, number of offices, balance sheet mix, and profitability.

     o Mitchell Bancorp Inc. MBSP is a SAIF insured thrift that operates 1 office in Spruce Pine, North Carolina and has $36.1 million in assets. MBSP has the highest nonperforming loan to loan ratio, 1.88%, return on average assets, 1.51%, net interest margin, 5.10%, net interest income to average assets, 4.95% and deposit growth rate, 11.09%. MBSP had the lowest efficiency and overhead ratios, 48.69% and 48.54%, respectively. It was included as a comparable based on its asset size and number of offices.

Conversion Valuation Appraisal Report                              Page:  1 - 33
================================================================================

     o NS&L Bancorp Inc. NSLB is a SAIF insured institution that operates 2 branches in Neosho, Missouri and has $57.8 million in assets. NSLB had the highest level of assets, $57.8 million, reserves to NPLs, 612.5%, and noninterest income to average assets, 0.40%. NSLB had the lowest reserves to loans ratio, 0.14%, net interest margin, 3.27%, and net interest income to average assets, 3.18% of the Comparable Group. NSLB was selected the Group based on asset size, number of offices, profitability, and balance sheet mix.

     o Pennwood Bancorp Inc. PWBK is a SAIF insured institution that operates 3 offices in Pittsburgh, Pennsylvania. The institution has assets of $47.2 million. PWBK has the highest loan growth rate, 41.99%. PWBK was selected as a comparable based on its asset size, balance sheet mix, and profitability.

     o Reliance Bancshares Inc. RELI is a SAIF insured thrift that operates 1 office in Milwaukee, Wisconsin and has $44.5 million in assets. RELI has the highest equity to assets ratio, 50.09%, core capital ratio, 46.47%, and total risk based capital ratio, 70.12%. RELI has the lowest deposits to assets ratio, 39.68%, nonperforming loans to loans ratio, 0.00%, nonperforming assets to assets ratio, 0.00%, and interest expense to average assets, 2.59%. RELI was selected to the Group based on its asset size and growth rates.

     o S. Carolina Community Bancshrs SCCB is a SAIF insured institution with 3 offices in Winnsboro, South Carolina and $45.1 million in assets. SCCB has the highest reserves to loans ratio, 0.81%. SCCB was selected as a comparable based on its asset size, balance sheet mix and profitability.

Conversion Valuation Appraisal Report                              Page:  1 - 34
================================================================================





All data presented in figure 28 is from SNL Securities utilizing the most recent quarter for balance sheet and income statement related items. All data for the Bank is from the prospectus or the audited financials.

                      FIGURE 28 - KEY FINANCIAL INDICATORS

-------------------------------------------------------------------------------------------
                                                  The Bank at            Comparable Group
                                                December 31, 1997        Quarter Average
                                                                           (Most Recent
                                                                             (Quarter)
-------------------------------------------------------------------------------------------
Balance Sheet Data
-------------------------------------------------------------------------------------------
Gross Loans to Deposits                              63.15%                  115.43%
-------------------------------------------------------------------------------------------
Total Net Loans to Assets                            57.32%                   72.10%
-------------------------------------------------------------------------------------------
Deposits to Assets                                   90.76%                   66.68%
-------------------------------------------------------------------------------------------
Borrowed Funds to Assets                              0.00%                    7.45%
-------------------------------------------------------------------------------------------
Balance Sheet Growth
-------------------------------------------------------------------------------------------
Asset Growth Rate                                    10.75%                   4.75%
-------------------------------------------------------------------------------------------
Loan Growth Rate                                     -2.31%                   13.07%
-------------------------------------------------------------------------------------------
Deposit Growth Rate                                  13.45%                    3.75%
-------------------------------------------------------------------------------------------
Capital
-------------------------------------------------------------------------------------------
Equity to Assets                                      7.00%                   24.50%
-------------------------------------------------------------------------------------------
Tangible Equity to Assets                             7.03%                   24.39%
-------------------------------------------------------------------------------------------
Intangible Assets to Equity                           0.00%                    0.66%
-------------------------------------------------------------------------------------------
Regulatory Core Capital to Assets                     7.03%                   22.07%
-------------------------------------------------------------------------------------------
Equity + Reserves to Assets                           7.68%                   24.91%
-------------------------------------------------------------------------------------------
Total Capital to Risk Adjusted Assets                15.45%                   39.95%
-------------------------------------------------------------------------------------------

Conversion Valuation Appraisal Report                              Page:  1 - 35
================================================================================


-----------------------------------------------------------------------------------------
                                                  The Bank at            Comparable Group
                                                December 31, 1997        Quarter Average
                                                                           (Most Recent
                                                                             (Quarter)
-----------------------------------------------------------------------------------------
Asset Quality
-----------------------------------------------------------------------------------------
Non-Performing Loans to Loans                           0.44%                   0.96%
-----------------------------------------------------------------------------------------
Reserves to Non-Performing Loans                       273.81%                140.54%
-----------------------------------------------------------------------------------------
Non-Performing Assets to Assets                         3.12%                   0.98%
-----------------------------------------------------------------------------------------
Non-Performing Assets to Equity                        44.62%                   4.42%
-----------------------------------------------------------------------------------------
Reserves to Loans                                       1.20%                   0.56%
-----------------------------------------------------------------------------------------
Reserves to Non-Performing Assets + 90 Days Del.       22.03%                  56.72%
-----------------------------------------------------------------------------------------
Profitability
-----------------------------------------------------------------------------------------
Return on Average Assets                               -0.33%                   0.96%
-----------------------------------------------------------------------------------------
Return on Average Equity                               -4.28%                   4.00%
-----------------------------------------------------------------------------------------
Income Statement
-----------------------------------------------------------------------------------------
Net Interest Margin                                     3.50%                   4.17%
-----------------------------------------------------------------------------------------
Interest Income to Average Assets                       7.52%                   7.62%
-----------------------------------------------------------------------------------------
Interest Expense to Average Assets                      4.13%                   3.57%
-----------------------------------------------------------------------------------------
Net Interest Income to Average Assets                   3.39%                   4.05%
-----------------------------------------------------------------------------------------
Noninterest Income to Average Assets                    0.39%                   0.19%
-----------------------------------------------------------------------------------------
Noninterest Expense to Average Assets                   3.99%                   2.71%
-----------------------------------------------------------------------------------------
Efficiency Ratio                                       105.70%                 64.16%
-----------------------------------------------------------------------------------------
Overhead Ratio                                         106.35%                 62.48%
-----------------------------------------------------------------------------------------


Source:  The Bank Offering Prospectus, FinPro calculations and SNL Securities
Note:  All of the Bank data is for the year ended December 31, 1997.
Note:  All of the Comparable data is as of the most recent quarter.

Conversion Valuation Appraisal Report                              Page:  1 - 36
================================================================================



4.  Market Value Determination


-------------------------------------------------
                 INTRODUCTION
-------------------------------------------------


The estimated pro-forma market value of the Bank, along with certain adjustments to its value relative to market values for the Comparable Group are delineated in this section. The adjustments delineated in this section are made from potential investors' viewpoints. A potential investor includes depositors holding subscription rights and unrelated parties who may purchase stock in the community offering and who are assumed to be aware of all relevant and necessary facts as they pertain to the value of the Bank relative to other publicly traded thrift institutions and relative to alternative investment opportunities.

There are numerous criteria on which the market value adjustments are based, but the major ones utilized for purposes of this report include:

          o   Balance Sheet Strength

          o    Asset Quality

          o    Earnings Quality, Predictability and Growth

          o    Market Area

          o    Management

          o    Dividends

          o    Liquidity of the Issue

          o    Subscription Interest

          o    Recent Regulatory Matters

          o    Market for Seasoned Thrift Stocks

          o    Acquisition Market

After identifying the adjustments that should be made to market value, the pro-forma market value for the Bank is computed and adjusted. The estimated pro-forma market value for the Bank is then compared with the market valuation ratios of the Comparable Group, recently converted public thrifts and the aggregate ratios for all public thrifts.

Conversion Valuation Appraisal Report                              Page:  1 - 37
================================================================================



-------------------------------------------------
          BALANCE SHEET STRENGTH
-------------------------------------------------


The balance sheet strength of an institution is an important market value determinant, as the investment community considers such factors as bank liquidity, capitalization, asset composition, funding mix, intangible levels and interest rate risk in assessing the attractiveness of investing in the common stock of a thrift. The following tables summarize the key financial elements of the Bank measured against the Comparable Group.

                       FIGURE 29 - KEY BALANCE SHEET DATA

                                                                       Key Financial Data as of The Most Recent Quarter
                                                           -------------------------------------------------------------------------

                                                                 Total          Loans/      Loans/     Deposits/   Borrowings/
                                                                  ($000)         (%)         (%)         (%)           (%)
------------------------------------------------------------------------------------------------------------------------------------
                           Comparable Thrift Data
CSBF         CSB Financial Group Inc.                            47,602          75.10       57.23       76.21         0.00
FLKY         First Lancaster Bancshares                          49,880         193.98       89.75       46.27        23.83
HBBI         Home Building Bancorp                               42,430          90.16       68.17       75.61         9.43
HWEN         Home Financial Bancorp                              43,504         134.87       80.32       59.55        22.99
LONF         London Financial Corp.                              37,916          94.91       76.78       80.90         4.48
MBSP         Mitchell Bancorp Inc.                               36,103         142.96       80.82       56.54         0.00
NSLB         NS&L Bancorp Inc.                                   57,823          79.72       61.46       77.09         1.73
PWBK         Pennwood Bancorp Inc.                               47,211          84.23       64.71       76.82         3.07
RELI         Reliance Bancshares Inc.                            44,544         156.23       61.99       39.68         8.98
SCCB         S. Carolina Community Bancshrs                      45,092         102.09       79.79       78.16         0.00
------------------------------------------------------------------------------------------------------------------------------------
             Average                                             45,211         115.43       72.10       66.68         7.45
             Median                                              44,818          98.50       72.48       75.91         3.78
             Maximum                                             57,823         193.98       89.75       80.90        23.83
             Minimum                                             36,103          75.10       57.23       39.68         0.00

             Carnegie Savings Bank                               16,723          63.15       57.32       90.76         0.00

             Variance to the Comparable Median                  (28,095)        (35.35)     (15.16)      14.85        (3.78)

Sources:  SNL and Audited Financial Data, FinPro Computations

         Liquidity - The liquidity of the Bank and the Comparable Group appear similar and were sufficient to meet all regulatory guidelines.

         Asset Composition - The Bank's net loan to asset ratio of 57.32% is well below the average for the Comparable Group of 72.10%.

Conversion Valuation Appraisal Report                              Page:  1 - 38
================================================================================
22


         Funding Mix - The Bank is funded primarily through deposits, 90.76% of assets, and retained earnings, 7.00% of assets. The Comparable Group has a greater reliance on equity and borrowings than Carnegie with an average deposit to asset ratio of 66.68%, a borrowing ratio of 7.45% of assets and equity to assets of 24.50%. The Bank's lack of borrowings leaves room for an additional funding source in the future and its equity to assets ratio after the conversion will be 13.82%.

         Figure 30 illustrates, the Bank has the highest deposit growth rate of 13.45%.

                      FIGURE 30 - BALANCE SHEET GROWTH DATA

                                                                      Balance Sheet Growth as of the MRQ
                                                                   ------------------------------------------
                                                                          Asset        Loan       Deposit
                                                                         Growth      Growth      Growth
                                                                          Rate        Rate        Rate
   Ticker                  Short Name                                     (%)          (%)         (%)
----------------------------------------------------               ------------------------------------------
                     Comparable Thrift Data
CSBF         CSB Financial Group Inc.                                      0.16       (2.11)       2.67
FLKY         First Lancaster Bancshares                                   35.33       37.59        6.14
HBBI         Home Building Bancorp                                        (4.79)       1.69       (7.69)
HWEN         Home Financial Bancorp                                       11.46       17.08        6.24
LONF         London Financial Corp.                                        1.62        3.80        6.52
MBSP         Mitchell Bancorp Inc.                                         5.56        8.25       11.09
NSLB         NS&L Bancorp Inc.                                            (0.98)      12.30        5.15
PWBK         Pennwood Bancorp Inc.                                         1.08       41.99        3.58
RELI         Reliance Bancshares Inc.                                     (0.14)       9.48       (1.41)
SCCB         S. Carolina Community Bancshrs                               (1.80)       0.58        5.20
----------------------------------------------------------------------------------------------------
             Average                                                       4.75       13.07        3.75
             Median                                                        0.62        8.87        5.18
             Maximum                                                      35.33       41.99       11.09
             Minimum                                                      (4.79)      (2.11)      (7.69)

             Carnegie Savings Bank                                        10.75       (2.31)      13.45

             Variance to the Comparable Median                            10.13      (11.18)       8.28

Sources:  SNL and Audited Financial Data, FinPro Computations

Conversion Valuation Appraisal Report                              Page:  1 - 39
================================================================================

                            FIGURE 31 - CAPITAL DATA

                                                                      Capital as of The Most Recent Quarter
                                                    --------------------------------------------------------------------------------
                                                                      Tangible    Intangible  Regulatory    Equity +  Total Capital/
                                                         Equity/       Equity/      Assets/    Core Cap/   Reserves/   Risk Adjusted
                                                         Assets      Tang Assets    Equity      Assets       Assets      Assets
   Ticker                  Short Name                      (%)           (%)                      (%)         (%)          (%)
------------------------------------------------------------------------------------------------------------------------------------
                                                          Comparable Thrift Data
CSBF         CSB Financial Group Inc.                        23.10        22.04        5.87       21.41        23.46       48.40
FLKY         First Lancaster Bancshares                      28.50        28.50        0.00       27.40        28.81       39.80
HBBI         Home Building Bancorp                           14.06        14.06        0.00       10.77        14.26       21.56
HWEN         Home Financial Bancorp                          16.99        16.99        0.00       14.40        17.62       25.50
LONF         London Financial Corp.                          13.76        13.76        0.00       16.00        14.24       31.48
MBSP         Mitchell Bancorp Inc.                           40.13        40.13        0.00       32.30        40.65       57.00
NSLB         NS&L Bancorp Inc.                               19.74        19.62        0.73       15.70        19.82       34.30
PWBK         Pennwood Bancorp Inc.                           17.98        17.98        0.00       17.98        18.50       32.39
RELI         Reliance Bancshares Inc.                        50.09        50.09        0.00       46.47        50.44       70.12
SCCB         S. Carolina Community Bancshrs                  20.68        20.68        0.00       18.30        21.33       38.90
------------------------------------------------------------------------------------------------------------------------------------
             Average                                         24.50        24.39        0.66       22.07        24.91       39.95
             Median                                          20.21        20.15        0.00       18.14        20.58       36.60
             Maximum                                         50.09        50.09        5.87       46.47        50.44       70.12
             Minimum                                         13.76        13.76        0.00       10.77        14.24       21.56

             Carnegie Savings Bank                            7.00         7.03        0.00        7.03         7.68       15.45

             Variance to the Comparable Median              (13.21)      (13.12)       0.00      (11.11)      (12.89)     (21.15)

Sources:  SNL and Audited Financial Data, FinPro Computations

         Capitalization - The Comparable Group's average equity to assets ratio of 24.50% is higher than the Bank's ratio of 7.00%, and even the lowest ratio in the Comparable Group will be above the Bank's pro forma equity to assets ratio of 13.82% at the midpoint of the valuation range.

         Intangible Levels - One of the most important factors influencing market values is the level of intangibles that an institution carries on its books. The Comparable Group has a limited level of intangibles averaging 0.66% of equity. Thrifts trade more on tangible book than on book. The Bank had no intangible assets.

         Interest Rate Risk - The Bank has a moderate level of interest rate risk, evidenced by a net portfolio value that falls below the starting level of tangible equity at the +200 basis point rate shock.

The Bank's asset base has increased its reliance on the wholesale market and the additional capital will most likely increase this reliance. The Bank's market value should be adjusted downward in comparison to the Comparable Group for this measure.

Conversion Valuation Appraisal Report                              Page:  1 - 40
================================================================================

-------------------------------------------------
                  ASSET QUALITY
-------------------------------------------------


The asset quality of an institution is an important determinant of market value. The investment community considers levels of nonperforming loans, REO and levels of ALLL in assessing the attractiveness of investing in the common stock of an institution.


                         FIGURE 32 - ASSET QUALITY TABLE

                                                                Asset Quality as of The Most Recent Quarter
                                                        ----------------------------------------------------------------------------

                                                            NPLs/      Reserves/     NPAs/       NPAs/      Reserves/   Reserves/
                                                            Loans        NPLs       Assets       Equity       Loans     NPAs + 90
   Ticker                  Short Name                        (%)          (%)         (%)         (%)          (%)         (%)
------------------------------------------------------------------------------------------------------------------------------------
                                                 Comparable Thrift Data
CSBF         CSB Financial Group Inc.                         NA          NA          NA           NA        0.63       52.91
FLKY         First Lancaster Bancshares                     1.55       21.68        2.25         7.88        0.34        8.62
HBBI         Home Building Bancorp                          0.99       29.02        0.67         4.79        0.29       29.02
HWEN         Home Financial Bancorp                         1.23       64.10        1.63         9.61        0.79       38.73
LONF         London Financial Corp.                         0.26      238.16        0.20         1.46        0.62      238.16
MBSP         Mitchell Bancorp Inc.                          1.88       34.31        1.77         4.41        0.64       29.42
NSLB         NS&L Bancorp Inc.                              0.02      612.50        0.01         0.07        0.14       36.57
PWBK         Pennwood Bancorp Inc.                          1.07       74.85        0.74         4.13        0.80       34.66
RELI         Reliance Bancshares Inc.                       0.00          NM        0.00         0.00        0.57          NM
SCCB         S. Carolina Community Bancshrs                 1.64       49.66        1.53         7.41        0.81       42.40
------------------------------------------------------------------------------------------------------------------------------------
             Average                                        0.96      140.54        0.98         4.42        0.56       56.72
             Median                                         1.07       56.88        0.74         4.41        0.63       36.57
             Maximum                                        1.88      612.50        2.25         9.61        0.81      238.16
             Minimum                                        0.00       21.68        0.00         0.00        0.14        8.62

             Carnegie Savings Bank                          0.44      273.81        3.12        44.62        1.20       22.03

             Variance to the Comparable Median             (0.63)     216.93        2.38        40.21        0.57      (14.54)

Sources:  SNL and Audited Financial Data, FinPro Computations

The Bank has a lower level of non-performing loans ("NPL") to total loans at 0.44% when compared to the Comparable Group at 0.96%. However, the Bank recently bought a property at sheriff sale for $480 thousand, with an appraised value of $540 thousand, causing the nonperforming assets to assets ratio to be 3.12% at December 31, 1997. Based on the low level of nonperforming loans, the appraised value of the other real estate and solid reserve levels, no adjustment is warranted for this element.

Conversion Valuation Appraisal Report                              Page:  1 - 41
================================================================================


-------------------------------------------------
              EARNINGS QUALITY,
          PREDICTABILITY AND GROWTH
-------------------------------------------------


The earnings quality, predictability and growth are critical components in the establishment of market values for thrifts. Thrift earnings are primarily a function of:

          o     net interest income

          o     loan loss provision

          o     non-interest income

          o     non-interest expense

The quality and predictability of earnings is dependent on both internal and external factors. Some internal factors include the mix of the balance sheet, the interest rate sensitivity of the balance sheet, the asset quality, and the infrastructure in place to deliver the assets and liabilities to the public. External factors include the competitive market for both assets and liabilities, the global interest rate scenario, local economic factors and regulatory issues.

Each of these factors can influence the earnings of an institution, and each of these factors is volatile. Investors prefer stability and consistency. As such, solid, consistent earnings are preferred to high but risky earnings. Investors also prefer earnings to be diversified and not entirely dependent on interest income.

Conversion Valuation Appraisal Report                              Page:  1 - 42
================================================================================





The Bank's net loss, for the year ended December 31, 1997, of $54 thousand was due to one time expenses of $146 thousand, tax adjusted. On a normalized basis, the Bank's net income for 1997 would have been $92 thousand.

                          FIGURE 33 - NET INCOME TREND


                               [GRAPHIC OMITTED]


Sources:  Offering Circular

Conversion Valuation Appraisal Report                              Page:  1 - 43
================================================================================




On an adjusted basis, the Bank's ROAA and ROAE would have been 0.61% and 7.88%, respectively. The adjusted return on asset ratio is below the Comparable Group median, however, the adjusted return on equity ratio is above the Comparable Group, therefore, no adjustment is warranted.

                         FIGURE 34 - PROFITABILITY DATA

                                                  Profitability as of The Most Recent Quarter
                                                  -------------------------------------------
                                                              Return on   Return on
                                                              Avg Assets  Avg Equity
   Ticker                  Short Name                            (%)         (%)
----------------------------------------------------     ----------------------------
                     Comparable Thrift Data
CSBF         CSB Financial Group Inc.                              0.49        1.98
FLKY         First Lancaster Bancshares                            1.17        3.64
HBBI         Home Building Bancorp                                 0.75        5.70
HWEN         Home Financial Bancorp                                0.81        4.55
LONF         London Financial Corp.                                1.08        5.62
MBSP         Mitchell Bancorp Inc.                                 1.51        3.62
NSLB         NS&L Bancorp Inc.                                     0.72        3.63
PWBK         Pennwood Bancorp Inc.                                 0.96        5.14
RELI         Reliance Bancshares Inc.                              1.07        2.18
SCCB         S. Carolina Community Bancshrs                        1.00        3.95
-------------------------------------------------------------------------------------
             Average                                               0.96        4.00
             Median                                                0.98        3.80
             Maximum                                               1.51        5.70
             Minimum                                               0.49        1.98

             Carnegie Savings Bank                                (0.33)      (4.28)

             Variance to the Comparable Median                    (1.31)      (8.08)


Sources:  SNL and Audited Financial Data, FinPro Computations

Conversion Valuation Appraisal Report                              Page:  1 - 44
================================================================================

                        FIGURE 35 - INCOME STATEMENT DATA

                                                               Income Statement as of The Most Recent Quarter
                                            ----------------------------------------------------------------------------------------
                                               Net      Interest   Interest   Net InterestNoninterest Noninterest              Over-
                                            Interest     Income/   Expense/     Income/     Income/    Expense/    Efficiency  head
                                             Margin    Avg Assets Avg Assets  Avg Assets  Avg Assets  Avg Assets     Ratio     Ratio
   Ticker                  Short Name         (%)         (%)       (%)          (%)         (%)         (%)         (%)        (%)
------------------------------------------- ----------------------------------------------------------------------------------------
                     Comparable Thrift Data
CSBF         CSB Financial Group Inc.         3.35        6.65       3.41        3.24        0.22        2.73        75.34     73.70
FLKY         First Lancaster Bancshares       4.76        8.34       3.65        4.69        0.00        2.71        57.70     57.70
HBBI         Home Building Bancorp            3.54        7.56       4.14        3.43        0.25        2.50        68.18     65.89
HWEN         Home Financial Bancorp           4.39        8.60       4.36        4.24        0.32        3.35        74.61     72.71
LONF         London Financial Corp.           3.73        7.66       3.97        3.69        0.18        2.34        60.61     58.70
MBSP         Mitchell Bancorp Inc.            5.10        7.71       2.76        4.95        0.01        2.41        48.69     48.54
NSLB         NS&L Bancorp Inc.                3.27        6.70       3.51        3.18        0.40        2.46        68.48     64.48
PWBK         Pennwood Bancorp Inc.            4.43        7.91       3.70        4.20        0.25        2.85        62.07     59.81
RELI         Reliance Bancshares Inc.         5.02        7.39       2.59        4.80        0.05        3.11        64.15     63.80
SCCB         S. Carolina Community Bancshrs   4.14        7.68       3.62        4.06        0.25        2.68        61.79     59.42
----------------------------------------------------------------------------------------------------------------------------------
             Average                          4.17        7.62       3.57        4.05        0.19        2.71        64.16     62.48
             Median                           4.27        7.67       3.64        4.13        0.24        2.70        63.11     61.81
             Maximum                          5.10        8.60       4.36        4.95        0.40        3.35        75.34     73.70
             Minimum                          3.27        6.65       2.59        3.18        0.00        2.34        48.69     48.54

             Carnegie Savings Bank            3.50        7.52       4.13        3.39        0.39        3.99       105.70    106.35

             Variance to the Comparable Medi (0.76)      (0.15)      0.49       (0.74)       0.15        1.30        42.59     44.55

Sources:  SNL and Audited Financial Data, FinPro Computations

Compared to the Comparable Group, the Bank's yield on assets is 15 basis points lower, the cost of funds is 49 basis points higher, noninterest income is 15 basis points higher, and the adjusted noninterest expense (the adjustment is for $153 thousand in pre-tax benefit accruals, tax impacted) is 27 basis points higher, resulting in a 76 basis point disadvantage.

                         FIGURE 36 - CORE EARNINGS DATA

                                                                                      Income
                                                  ----------------------------------------------------------------------------------


                                                  Net Income  Core Income Core EPS       EPS      Net Income  Core Income  Core EPS
   Ticker                  Short Name                LTM          LTM        LTM         LTM          MRQ         MRQ         MRQ
------------------------------------------------------------------------------------------------------------------------------------
                     Comparable Thrift Data
CSBF         CSB Financial Group Inc.                  234         219       0.25         0.27       97          92           0.11
FLKY         First Lancaster Bancshares                508         508       0.55         0.55      146         146           0.16
HBBI         Home Building Bancorp                     329         316       1.09         1.14       69          64           0.22
HWEN         Home Financial Bancorp                    335         247       0.29         0.38       79          46           0.06
LONF         London Financial Corp.                    411         381       0.80         0.86      121         117           0.24
MBSP         Mitchell Bancorp Inc.                     523         523       0.60         0.60      109         109           0.13
NSLB         NS&L Bancorp Inc.                         426         418       0.65         0.66       94          94           0.14
PWBK         Pennwood Bancorp Inc.                     458         471       0.86         0.84      112          83           0.16
RELI         Reliance Bancshares Inc.                  499         485       0.20         0.21      129         126           0.05
SCCB         S. Carolina Community Bancshrs            462         462       0.70         0.70       70          70           0.12
------------------------------------------------------------------------------------------------------------------------------------
             Average                                   419         403       0.60         0.62      103          95           0.14
             Median                                    442         440       0.63         0.63      103          93           0.14
             Maximum                                   523         523       1.09         1.14      146         146           0.24
             Minimum                                   234         219       0.20         0.21       69          46           0.05

             Carnegie Savings Bank                     (54)         99

             Variance to the Comparable Median        (496)       (341)

Sources:  SNL and Audited Financial Data, FinPro Computations

Currently, investors are focusing on earnings sustainability as the interest rate volatility has caused wide variation in income levels. With the intense competition for both assets and deposits, banks can not easily replace lost spread and margin with balance sheet growth.

Conversion Valuation Appraisal Report                              Page:  1 - 45
================================================================================



The Bank's earnings, in absolute dollars, are a fraction of the Comparables which allows little room to absorb unforeseen expenses. Based on the Bank's historical earnings performance, a downward adjustment is warranted to the market value for earnings.

Conversion Valuation Appraisal Report                              Page:  1 - 46
================================================================================

-------------------------------------------------
                MARKET AREA
-------------------------------------------------


The market area that an institution serves has a significant impact on value, as future success is interrelated with the economic, demographic and competitive aspects of the market. Specifics on the Bank's market were delineated in Section 2 - Market Area Analysis. The following are discussions with respect to the various data sets utilized for the market analysis

         Demographic Data - This is a densely populated urban market, with age distributions higher than the county and state in the 25 to 34, 35 to 44 and 65 and over age ranges, education levels higher than average, income distributions higher than the county and state for income levels $35,000 and above and a median property value above that of the county.

         Customer Segmentation Data - This market has approximately 37,000 households of which 45% are in the Mainstream Singles and 37% are in the Mainstream Families customer groups. Of the customer segments, almost 20% are considered to be Settled In and 13% are On Their Own (see pages 4-11 through 4-14 for descriptions).

         Product Propensity Data - The retail market has an estimated $857 million in deposits, $1.0 billion in loans and $827 million in investments. The propensities are highest for noninterest DDA accounts and home equity, auto, student, other personal loans, and personal lines of credit. An above average number of households used a branch within the last month, have ATM or debit cards, pay their bills by phone, have direct deposit and use electronic banking or home banking services.

         Business Data - Of the businesses in a 3 mile radius, 42.6% are in the services industry, though the per household density is less than that of the county.

         Competitive Data - The Bank's branch, as mentioned earlier, is located in Carnegie, Pennsylvania. Due to the nature of the Bank's service area, the competition was defined as all branches within a three mile radius of the Bank's facility. Within 100 feet of the Bank's branch, Mellon Bank, PNC and National City Bank each have a branch with deposit levels at least two times that of Carnegie's. PNC was the only one of the three to grow its deposits, but offers a slightly more convenient location. Carnegie, despite its lack of convenience services, has generated growth of almost 50% over the four year period ended June 30, 1997.

Based on these factors no adjustment is warranted for this factor.

Conversion Valuation Appraisal Report                              Page:  1 - 47
================================================================================

-------------------------------------------------
               MANAGEMENT
-------------------------------------------------


The Bank has developed a good management team with considerable banking experience. The Bank's organizational chart is reasonable for an institution of its size and complexity. The Board is active and oversees and advises on all key strategic and policy decisions and holds the management to high performance standards.

As such, no adjustment appears to be warranted for this factor.

Conversion Valuation Appraisal Report                              Page:  1 - 48
================================================================================




-------------------------------------------------
                DIVIDENDS
-------------------------------------------------


Historically, banks have not established dividend policies immediately at or after conversion to stock ownership. Rather, newly converted institutions, in general, have preferred to establish an earnings track record, fully invest the conversion proceeds, and allow for seasoning of the stock before establishing a dividend policy. In the late 1980's and early 1990's however, there has been a tendency toward initiating dividend policies concurrent with the conversion as a means of increasing the attractiveness of the issue and to utilize the proceeds.

The last few years have seen yet another shift away from dividend policies concurrent with conversion. Recent issues have been fully or over subscribing without the need for the additional enticement of dividends. After the conversion is another issue, however. Recent pressures on ROE and on internal rate of returns to investors has prompted the industry toward cash dividends. This trend is exacerbated by the lack of growth potential. Typically, when institutions are in a growth mode, they issue stock dividends or do not declare a dividend. When growth is stunted, these institutions shift toward reducing equity levels and thus utilize cash dividends as a tool in this regard.

                           FIGURE 37 - DIVIDENDS DATA



                                                                Dividends
                                                       -------------------------
                                                         Current LTM    Dividend
                                                         Dividend       Payout
                                                           Yield        Ratio
   Ticker                  Short Name                       ($)          (%)
--------------------------------------------------------------------------------
                     Comparable Thrift Data
CSBF         CSB Financial Group Inc.                       0.000          0.00
FLKY         First Lancaster Bancshares                     3.306         45.45
HBBI         Home Building Bancorp                          1.270         26.32
HWEN         Home Financial Bancorp                         1.143         26.32
LONF         London Financial Corp.                         1.574        609.30
MBSP         Mitchell Bancorp Inc.                          2.406         66.67
NSLB         NS&L Bancorp Inc.                              2.857         75.76
PWBK         Pennwood Bancorp Inc.                          1.800         38.10
RELI         Reliance Bancshares Inc.                       0.000          0.00
SCCB         S. Carolina Community Bancshrs                 2.977         88.57
--------------------------------------------------------------------------------
             Average                                        1.73          97.65
             Median                                         1.69          41.78
             Maximum                                        3.31         609.30
             Minimum                                        0.00           0.00

             Carnegie Savings Bank

             Variance to the Comparable Median



Eight of the ten Comparable institutions had declared dividends. The average dividend payout ratio for the Comparable Group was 97.65%, ranging from a high of 609.30% to a low of 0.00%. The Bank will have the capital levels to afford to pay dividends and, therefore, no adjustment is indicated for this factor.

Conversion Valuation Appraisal Report                              Page:  1 - 49
================================================================================


-------------------------------------------------
           LIQUIDITY OF THE ISSUE
-------------------------------------------------


The Comparable Group is by definition composed only of companies that trade in the public markets with all of the Comparables trading on NASDAQ. Typically, the number of shares outstanding and the market capitalization provides an indication of how much liquidity there will be in a given stock. The actual liquidity can be measured by volume traded over a given period of time.

                     FIGURE 38 - MARKET CAPITALIZATION DATA

                                                            Market Data as of The Most Recent Quarter
                                               ------------------------------------------------------------------------------
                                                      MRQ         MRQ           MRQ         MRQ     MRQ Publicly MRQ Tangible
                                                     Market       Price         Price       Price     Reported   Publicly Rep
                                                     Value      Per Share       High        Low     Book Value   Book Value
   Ticker                  Short Name                 ($)          ($)          ($)         ($)         ($)         ($)
------------------------------------------------------------------------------------------------------------------------------
                     Comparable Thrift Data
CSBF         CSB Financial Group Inc.                 11.44       13.500       13.500      10.000      13.09       12.32
FLKY         First Lancaster Bancshares               14.42       15.938       16.375      14.500      14.92       14.92
HBBI         Home Building Bancorp                     7.36       21.250       23.750      18.500      20.61       20.61
HWEN         Home Financial Bancorp                    8.13        9.250        9.250       6.375       7.95        7.95
LONF         London Financial Corp.                    7.78       16.750       21.000      14.000      10.23       10.23
MBSP         Mitchell Bancorp Inc.                    15.48       17.000       18.000      14.000      15.56       15.56
NSLB         NS&L Bancorp Inc.                        12.00       18.875       19.500      13.625      16.64       16.52
PWBK         Pennwood Bancorp Inc.                    11.01       19.750       19.750      13.000      16.76       16.76
RELI         Reliance Bancshares Inc.                 22.74        9.500        9.688       6.625       8.71        8.71
SCCB         S. Carolina Community Bancshrs           12.54       22.500       25.250      15.000      15.99       15.99
----------------------------------------------------------------------------------------------------------------------
             Average                                  12.29       16.43        17.61       12.56       14.05       13.96
             Median                                   11.72       16.88        18.75       13.81       15.24       15.24
             Maximum                                  22.74       22.50        25.25       18.50       20.61       20.61
             Minimum                                   7.36        9.25         9.25        6.38        7.95        7.95

             Carnegie Savings Bank

             Variance to the Comparable Median


The market capitalization values of the Comparable Group range from a low of $7.36 million to a high of $22.74 million with an average market capitalization of $12.29 million. The Bank expects to have $2.5 million of market capital at the midpoint on a pro forma basis.

Since the size of the offering is small, it is unlikely that an active and liquid trading market will develop and be maintained. It is anticipated the Bank will be traded on the OTC Bulletin Board. Therefore, a downward adjustment for this factor appears warranted.

Conversion Valuation Appraisal Report                              Page:  1 - 50
================================================================================



-------------------------------------------------
             SUBSCRIPTION INTEREST
-------------------------------------------------


Based on the stock appreciation for both thrift stocks and for the U.S. equity market in general, the market for public offerings as attracted a significant level of attention. The market for public offerings is driven by the lack of supple of stocks to meet the demand created primarily by the growth of mutual funds. Thrift IPO's have received a greater amount of attention due to the price "pops" of recent standard conversions.

               FIGURE 39 - RECENT STANDARD CONVERSION PERFORMANCE

                                                                           ---------------------------------------------
                                                                                      Percent Change from IPO
                                                                           ---------------------------------------------
                                                                             After       After       After     After
                                                                             1 Day      1 Week      1 Month   3 Months
   Ticker                   Short Name                           IPO Date     (%)         (%)         (%)       (%)
------------------------------------------------------------------------------------------------------------------------
RCBK         Richmond County Financial Corp                      02/18/98    63.13%      64.38%         NA           NA
HFBC         HopFed Bancorp Inc.                                 02/09/98    68.13%      60.00%      67.50%          NA
TSBK         Timberland Bancorp Inc.                             01/13/98    45.00%      60.00%      60.00%          NA
MYST         Mystic Financial Inc.                               01/09/98    44.38%      56.25%      50.00%          NA
UTBI         United Tennessee Bankshares                         01/05/98    47.50%      37.50%      42.50%          NA
             -----------------------------------------------------------------------------------------------------------
Q1`98        Average                                                         53.63%      55.63%      55.00%          -
             Median                                                          47.50%      60.00%      55.00%          -
             -----------------------------------------------------------------------------------------------------------

             -----------------------------------------------------------------------------------------------------------
1998 YTD     Average                                                         53.63%      55.63%      55.00%          -
             Median                                                          47.50%      60.00%      55.00%          -
             -----------------------------------------------------------------------------------------------------------

PEDE         Great Pee Dee Bancorp                               12/31/97    61.25%      55.00%      48.75%          NA
UCBC         Union Community Bancorp                             12/29/97    46.88%      42.50%      42.50%          NA
WSBI         Warwick Community Bancorp                           12/23/97    56.25%      70.00%      56.25%          NA
SIB          Staten Island Bancorp Inc.                          12/22/97    58.86%      61.98%      59.90%          NA
HCBC         High Country Bancorp Inc.                           12/10/97    44.38%      50.63%      45.00%       50.00%
FSFF         First SecurityFed Financial                         10/31/97    50.63%      51.25%      60.63%       46.88%
OTFC         Oregon Trail Financial Corp.                        10/06/97    67.50%      63.75%      61.25%       67.50%
RVSB         Riverview Bancorp Inc.                              10/01/97    31.88%      36.25%      32.50%       77.50%
SHSB         SHS Bancorp Inc.                                    10/01/97    47.50%      62.50%      60.00%       67.50%
             -----------------------------------------------------------------------------------------------------------
Q4 `97       Average                                                         51.68%      54.87%      51.86%       61.88%
             Median                                                          50.63%      55.00%      56.25%       67.50%
             -----------------------------------------------------------------------------------------------------------

OSFS         Ohio State Financial Services                       09/29/97    55.00%      53.70%      49.60%       52.50%
FSPT         FirstSpartan Financial Corp.                        07/09/97    83.44%      85.00%      78.13%       91.88%
GOSB         GSB Financial Corp.                                 07/09/97    46.25%      48.75%      43.75%       55.00%
FBNW         FirstBank Corp.                                     07/02/97    58.13%      55.63%      77.50%       72.50%
CFBC         Community First Banking Co.                         07/01/97    59.38%      65.00%      70.00%       87.50%
             -----------------------------------------------------------------------------------------------------------
Q3`97        Average                                                         60.44%      61.62%      63.80%       71.88%
             Median                                                          58.13%      55.63%      70.00%       72.50%
             -----------------------------------------------------------------------------------------------------------

HCBB         HCB Bancshares Inc.                                 05/07/97    26.25%      27.50%      28.75%       38.75%
PSFC         Peoples-Sidney Financial Corp.                      04/28/97    25.63%      28.75%      32.50%       55.00%
HMLK         Hemlock Federal Financial Corp                      04/02/97    28.75%      28.75%      30.00%       40.00%
GSLA         GS Financial Corp.                                  04/01/97    33.75%      37.50%      40.00%       51.25%
             -----------------------------------------------------------------------------------------------------------
Q2 '97       Average                                                         28.60%      30.63%      32.81%       46.25%
             Median                                                          27.50%      28.75%      31.25%       45.63%
             -----------------------------------------------------------------------------------------------------------

MRKF         Market Financial Corp.                              03/27/97    29.38%      22.50%      26.25%       37.50%
EFBC         Empire Federal Bancorp Inc.                         01/27/97    32.50%      35.00%      37.50%       31.25%
FAB          FIRSTFED AMERICA BANCORP INC.                       01/15/97    36.25%      41.25%      48.75%       38.75%
RSLN         Roslyn Bancorp Inc.                                 01/13/97    50.00%      59.38%      60.00%       58.75%
AFBC         Advance Financial Bancorp                           01/02/97    28.75%      29.38%      40.00%       40.00%
             -----------------------------------------------------------------------------------------------------------
Q1 '97       Average                                                         35.38%      37.50%      42.50%       41.25%
             Median                                                          32.50%      35.00%      40.00%       38.75%
             -----------------------------------------------------------------------------------------------------------

             -----------------------------------------------------------------------------------------------------------
1997         Average                                                         46.03%      48.35%      49.11%       55.79%
             Median                                                          46.88%      50.63%      48.75%       52.50%
             -----------------------------------------------------------------------------------------------------------

             -----------------------------------------------------------------------------------------------------------
1/1/97 to    Average                                                         47.38%      49.65%      49.98%       55.79%
3/11/98      Median                                                          47.19%      52.48%      48.75%       52.50%
             -----------------------------------------------------------------------------------------------------------

Source:  SNL Securities, FinPro calculations

Conversion Valuation Appraisal Report                              Page:  1 - 51
================================================================================





As illustrated, thrift stocks have appreciated substantially on the first day of trading. Additionally, the vast majority of the recent conversions, have oversubscribed and have closed at the supermaximum of the estimated value range.

As such, an upward adjustment for subscription interest is warranted at this time.

Conversion Valuation Appraisal Report                              Page:  1 - 52
================================================================================



-------------------------------------------------
          RECENT REGULATORY MATTERS
-------------------------------------------------


As a result of large after-market price increases of conversions during 1993 and early 1994, the regulatory agencies have issued guidelines on appraisals for conversions. The regulators publicly indicated that only modest immediate after-market price increases are appropriate for converting institutions. The guidelines issued November 22, 1994, indicate that the reasonableness and adequacy of an appraisal will be partially judged by the immediate price movement of the conversion stock in the after-market, using a very short time frame of the second day of trading following closing. The guidelines further discuss that the average price appreciation for all IPO's has been between 10% and 15%, which was deemed to be too high.

At around the same time period, IPO pricing was elevated on a book basis and IPOs in late 1994 did not experience much appreciation. In fact, numerous IPOs actually depreciated. 1995 brought back lower premiums to book but they have been rising throughout 1996 to approximately the same levels as late 1994. The trend has continued in 1997 and 1998 with IPO's popping over 40% on average, for the first day of trading.

The recent interest in thrift IPO's has caused large oversubscriptions, which in turn have caused large price appreciations in the aftermarket. Recently, regulators have been indicating the need for increased pricing of new issues in the attempt lessen the aftermarket appreciation. Also, regulators have been concerned with capital redistributions from thrifts which have converted within the past three years. Regulatory agencies are publicly indicating that they will enforce the limits of stock buy backs to: 0% in the first year, 5% in the second year and 5% in the third year.

This threat to newly converted institutions, of not being able to use all of the capital markets tools available, will hurt the stocks attractiveness, as it will put them at a significant competitive disadvantage to the rest of the industry.

As such, a downward adjustment for this measure is warranted based on the uncertainty surrounding the regulatory environment.

Conversion Valuation Appraisal Report                              Page:  1 - 53
================================================================================



-------------------------------------------------
           MARKET FOR SEASONED THRIFT
                   STOCKS
-------------------------------------------------


Data for all public thrifts as of March 11, 1998 is provided in Exhibit 8. A common measure utilized as a proxy for the performance of the thrift industry is the SNL thrift index graphically shown below and tabularly shown on the following page:

                       FIGURE 40 - SNL THRIFT INDEX CHART


                                [GRAPHIC OMITTED]
Source:  SNL Securities

Conversion Valuation Appraisal Report                              Page:  1 - 54
================================================================================


                        FIGURE 41 - HISTORICAL SNL INDEX


-------------------------------------------------------------------------------------------------------------
                             SNL THRIFT INDEX MONTHLY PERFORMANCE
                              January 2, 1992 to March 11, 1998
-------------------------------------------------------------------------------------------------------------
                   SNL       % Change    % Change    % Change    % Change     % Change    % Change    % Change
                 Thrift       Since        Since       Since       Since       Since        Since       Since
      Date        Index       1/2/92      1/4/93      1/3/94     12/30/94     12/29/95    12/31/96    12/31/97
      ----        -----       ------      ------      ------     --------     --------    --------    --------

    Jan-92         143.9          -           -           -           -            -           -           -
    Jul-92         175.1         21.7%        -           -           -            -           -           -
    Jan-93         201.1         39.7%        -           -           -            -           -           -
    Jul-93         220.5         53.2%        9.6%        -           -            -           -           -
    Jan-94         252.5         75.5%       25.6%        -           -            -           -           -
    Jul-94         273.8         90.3%       36.2%        8.4%        -            -           -           -
    Jan-95         256.1         78.0%       27.3%        1.4%        -            -           -           -
    Jul-95         328.2        128.1%       63.2%       30.0%       28.2%         -           -           -
    Jan-96         370.7        157.6%       84.3%       46.8%       44.7%         -           -           -
    Jul-96         389.9        171.0%       93.9%       54.4%       52.2%         5.2%        -           -
    Jan-97         520.1        261.4%      158.6%      106.0%      103.1%        40.3%        -           -
    Jul-97         684.5        375.7%      240.4%      171.1%      167.3%        84.7%       31.6%
    Jan-98         768.3        433.9%      282.0%      204.3%      217.1%       104.1%       58.9%       -5.6%
    11-Mar         834.7        480.1%      315.1%      230.6%      244.5%       121.7%       72.6%        2.5%


Source:  SNL Securities

Conversion Valuation Appraisal Report                              Page:  1 - 55
================================================================================



                           FIGURE 42 - EQUITY INDICES

                                [GRAPHIC OMITTED]

                                Index Comparisons
                --------------------------------------------------
                                 SNL          S&P        DJIA
                --------------------------------------------------
                           6/30/269.6        444.3       3,625.0
                          12/30/244.7        459.3       3,834.4
                           6/30/313.5        544.8       4,556.1
                          12/29/376.5        615.9       5,117.1
                           6/28/387.2        670.6       5,654.6
                          12/31/483.6        740.7       6,448.3
                           6/30/624.5        885.2       7,672.8
                          12/30/814.1        970.4       7,903.0
                           3/11/834.7       1,068.5      8,675.8
                --------------------------------------------------


As the Figures 40 and 41 illustrate, the performance of the SNL index has been robust through 1992, 1993, 1994 and 1995. The dip in the index, occurring in late 1994, was the product of the interest rate rise during that period along with the overall uneasiness in the stock market in general. The rate scenario covering the same period as the SNL index can be seen in the following chart.

Conversion Valuation Appraisal Report                              Page:  1 - 56
================================================================================


                          FIGURE 43 - HISTORICAL RATES


                               [GRAPHIC OMITTED]


Source:  Prudential Bache Securities

As the graph demonstrates, the rate rise in late 1994 correlates closely to the fall in thrift prices. The drop in rates in 1995 was one of the primary drivers of the rapid rise in the SNL index. During 1996, rates increased slightly and then remained stable, fueling the rise in the conversion prices. 1997 has seen a continuation of this trend, with the average IPO pricing at 70.9%, 69.7%, 70.9%, and 75.9% of book value for the first, second, third, and fourth quarters of 1997, respectively, and 78.5% in the first quarter of 1998.

Thrift pricing in general was robust in 1995 due to the falling interest rates, the industry consolidation and renewed earnings. Contrasting this view, in late 1994 investors faced shrinking spreads and margins due to rising rates and consolidation that was tailing off and slowing down. The blockbuster level of consolidations have led many investors to think that all institutions are fair game for acquisitions and prices have risen accordingly.

As Figure 42 and 43 show, in 1997, the flat interest rate environment has contributed to the appreciation in the SNL index. In addition, the market continues to demonstrate evidence of acquisition speculation. For the first two months of 1998, the thrift market appreciation has leveled off as illustrated in figure 42.

A downward adjustment for this measure is warranted, as the institution will trade at a discount to the market until the capital is adequately invested.

Conversion Valuation Appraisal Report                              Page:  1 - 57
================================================================================



-------------------------------------------------
                  ACQUISITION MARKET
-------------------------------------------------




                   FIGURE 44 - DEALS FOR LAST TWELVE QUARTERS


                                [GRAPHIC OMITTED]

Source:  SNL Securities

Conversion Valuation Appraisal Report                              Page:  1 - 58
================================================================================




From 1994 through March 11, 1998, thrift deal prices remained high. Nationally and regionally, book multiples and earnings multiples are up in 1998. However, for deals less than $10 million, earnings, assets, and deposit multiples are down, while book multiples are up.

         FIGURE 45 - CURRENT THRIFT ACQUISITION MULTIPLES, PRICE TO BOOK


                                [GRAPHIC OMITTED]


    FIGURE 46 - CURRENT THRIFT ACQUISITION MULTIPLES, PRICE TO TANGIBLE BOOK


                                [GRAPHIC OMITTED]

Conversion Valuation Appraisal Report                              Page:  1 - 59
================================================================================

           FIGURE 47 - THRIFT ACQUISITION MULTIPLES, PRICE TO EARNINGS


                                [GRAPHIC OMITTED]


        FIGURE 48 - CURRENT THRIFT ACQUISITION MULTIPLES, PRICE TO ASSETS


                                [GRAPHIC OMITTED]

Conversion Valuation Appraisal Report                              Page:  1 - 60
================================================================================


       FIGURE 49 - CURRENT THRIFT ACQUISITION MULTIPLES, PRICE TO DEPOSITS


                                [GRAPHIC OMITTED]


                           FIGURE 50 - DEAL MULTIPLES

--------------------------------------------------------------------------------------------------
Median Price to LTM Earnings                        1995         1996        1997      1998 YTD
Thrifts - Nationwide                                18.4         17.6        24.6        26.1
Thrifts - Mid-Atlantic                              17.9         17.0        21.7        26.1
Thrifts - Deal Value Less than $10 Million          23.9         18.9        37.0        26.6
Average Price to Book
Thrifts - Nationwide                                144.7       149.5        185.7       207.3
Thrifts - Mid-Atlantic                              156.5       156.9        212.2       190.1
Thrifts - Deal Value Less than $10 Million          134.5       145.6        143.3       169.1
Average Price to Tangible Book
Thrifts - Nationwide                                150.0       153.6        192.4       211.4
Thrifts - Mid-Atlantic                              157.6       159.4        228.1       190.6
Thrifts - Deal Value Less than $10 Million          135.0       145.6        144.8       170.0
Average Price to Assets
Thrifts - Nationwide                                14.8         15.0        18.4        19.5
Thrifts - Mid-Atlantic                              15.3         17.7        16.5        21.1
Thrifts - Deal Value Less than $10 Million          12.1         14.0        15.5        12.3
Average Price to Deposits
Thrifts - Nationwide                                19.2         19.9        25.0        26.1
Thrifts - Mid-Atlantic                              20.3         24.5        26.1        27.9
Thrifts - Deal Value Less than $10 Million          15.3         16.7        19.0        16.7
--------------------------------------------------------------------------------------------------

Conversion Valuation Appraisal Report                              Page:  1 - 61
================================================================================



Currently, there is one thrift acquisition pending in Pennsylvania. Sovereign Bancorp is in the process of acquiring ML Bancorp. The deal price for this acquisition equates to a price to earnings of 21.7x and a price to book of 200%. The acquisition multiples associated with all deals are shown below.

                          FIGURE 51 - ACQUISITION TABLE


                                    At Announcement Offer Divided By
                                    --------------------------------

                                   Book Value                   LTM EPS
                                   ----------                   -------

Pending Merger Median                 201%                       26.1x

Completed Merger Median               195%                       19.9x
Source: SNL Securities

No adjustment is warranted for this factor, as the Bank will not be readily available for acquisition immediately following the conversion.

Conversion Valuation Appraisal Report                              Page:  1 - 62
================================================================================



------------------------------------------------
            ADJUSTMENTS TO VALUE
-------------------------------------------------


Overall,  FinPro  believes  that the  Bank  pro-forma  market  value  should  be
discounted   relative  to  the  Comparable   Group,   reflecting  the  following
adjustments.

Key Valuation Parameters                                    Valuation Adjustment
--------------------------------------------------------------------------------

Balance Sheet Strength                                      Downward

Asset Quality                                               No Adjustment

Earnings Quality, Predictability and Growth                 Downward

Market Area                                                 No Adjustment

Management                                                  No Adjustment

Dividends                                                   No Adjustment

Liquidity of the Issue                                      Downward

Subscription Interest                                       Upward

Recent Regulatory Matters                                   Downward

Market for Seasoned Thrift Stocks                           Downward

Acquisition Market                                          No Adjustment


As a result of all the factors discussed, a full offering discount of approximately 50% on an earnings multiple basis and a 35% discount on a price to book basis appears to be reasonable.

Conversion Valuation Appraisal Report                              Page:  1 - 63
================================================================================



-------------------------------------------------
              VALUATION APPROACH
-------------------------------------------------


In applying the accepted valuation methodology promulgated by the regulators, i.e., the pro-forma market value approach, four key pricing multiples were considered. The four multiples include:

         Price to earnings ("P/E")

         Price to tangible book value ("P/TB")

         Price to book value ("P/B")

         Price to assets ("P/A")

All of the approaches were calculated on a pro-forma basis including the effects of the conversion proceeds. All of the assumptions utilized are presented in Exhibits 10.

To ascertain the pro-forma estimated market value of the Bank, the market multiples for the Comparable Group, all publicly traded thrifts and the recent (1997 to date) standard conversions were assessed.

Since thrift earnings in general have had a high degree of volatility over the past decade, the P/B approach had gained in importance and is utilized frequently as the benchmark for market value. It is interesting to note that the P/B approach is more of a benchmark than a reliable valuation technique. A better approach is the P/TB approach. In general, investors tend to price financial institutions on a tangible book basis, because it incorporates the P/B approach adjusted for intangibles. Most recently, the P/E approach has regained favor among investors.

The evidence of the movement towards the P/E Multiple can be seen in the acquisition, trading and IPO markets. The P/LTM EPS multiple for the completed mergers is 19.9x, for all public thrifts the trading P/LTM EPS is 20.4x and for recent standard conversions is 16.8x.

As such, in estimating the market value for the Bank, the most emphasis was placed on the P/E approach. The P/B and P/TB were given much less weight and the P/A ratio was not given much weight at all.

In terms of the market multiples, most weight was given to the Comparable Group. Less weight was ascribed to all public thrifts and all Pennsylvania thrifts. The multiples for the Comparable Group, all publicly traded thrifts, and Pennsylvania publicly traded thrifts are shown in Exhibit 8.

Conversion Valuation Appraisal Report                              Page:  1 - 64
================================================================================




Based upon the premiums and discounts defined in the section above, the Bank pricing at the midpoint is estimated to be $1,800,000. Based upon a range below and above the midpoint value, the relative values are $1,530,000 at the minimum and $2,070,000 at the maximum respectively. At the supermaximum of the range the offering value would be $2,380,500.

At the various levels of the estimated value range, the offering would result in the following offering data:

                      FIGURE 52 - VALUE RANGE OFFERING DATA

                                                                                   Pre Foundation
                                                        ------------------------------------------------------------------------
                                                                                   Appraised Value
                                                        ------------------------------------------------------------------------
Conclusion                                                Minimum          Midpoint          Maximum         SuperMaximum *
                                                        ------------------------------------------------------------------------
 Total Shares                                                  153,000          180,000           207,000               238,050
 Price per Share                                                  $ 10              $ 10             $ 10                  $ 10
 Full Conversion Value                                     $ 1,530,000       $ 1,800,000      $ 2,070,000           $ 2,380,500
 Exchange Shares                                                     0                 0                0                     0
 Exchange Percent                                                 0.00%             0.00%            0.00%                 0.00%
 Conversion Shares                                             153,000           180,000          207,000               238,050
 Conversion Percent                                             100.00%           100.00%          100.00%               100.00%
 Gross Proceeds                                            $ 1,530,000       $ 1,800,000      $ 2,070,000           $ 2,380,500
 Exchange Value                                                    $ -               $ -              $ -                   $ -
 Exchange Ratio                                                 0.0000            0.0000           0.0000                0.0000
                                                        ------------------------------------------------------------------------

*  SuperMaximum is an overallotment option that is 15% above the maximum amount.

Source:  FinPro Inc. Proforma Model


                      FIGURE 53 - VALUE RANGE OFFERING DATA

                                                ----------- ------------------------ ------------------------ ----------------------
                                                     Bank           Comparables                 State                  National
                                                ----------- ------------------------ ------------------------ ----------------------
                                          Mean     Median       Mean       Median       Mean        Median
                                          ----     ------       ----       ------       ----        ------

                                          Min       12.50
Price-Earnings Ratio P/E                  Mid       13.51       29.05        27.01       23.34       19.72       24.16        20.34
-------------------------                 Max       14.93
                                          Smax      16.39

                                          Min       67.80%
Price-to-Book Ratio P/B                   Mid       72.15%     114.69%      108.45%     209.32%     185.91%     177.61%      158.38%
-----------------------                   Max       75.82%
                                          Smax      79.24%

                                          Min       67.80%
Price-to-Tangible Book Ratio P/TB         Mid       72.15%     115.42%      110.33%     223.97%     191.01%     185.09%      162.52%
---------------------------------         Max       75.82%
                                          Smax      79.24%

                                          Min        8.59%
Price-to-Assets Ratio P/A                 Mido       9.97%      27.53%       23.68%      19.99%      18.39%      20.86%       18.72%
-------------------------                 Max       11.32%
                                          Smax      12.83%

Conversion Valuation Appraisal Report                              Page:  1 - 65
================================================================================




This equates to the following multiples:

    FIGURE 54 - COMPARABLE PRICING MULTIPLES TO THE BANK'S PROFORMA MIDPOINT

                            -------------------------------------------------------------------------------------
                                                          Price Relative to
                            -------------------------------------------------------------------------------------
                                    Earnings      Core Earnings        Book       Tangible Book         Assets
-----------------------------------------------------------------------------------------------------------------
The Bank (at midpoint)              (71.43)            13.51          72.15%           72.15%               9.97%
-----------------------------------------------------------------------------------------------------------------
Comparable Group Median              27.01             28.94         108.45%          110.33%              23.68%
-----------------------------------------------------------------------------------------------------------------
(Discount) Premium                 -364.46%           -53.32%        -33.47%          -34.61%             -57.90%
-----------------------------------------------------------------------------------------------------------------

Source:  FinPro Calculations

  FIGURE 55 - COMPARABLE PRICING MULTIPLES TO THE BANK'S PROFORMA SUPERMAXIMUM

                              -----------------------------------------------------------------------------------------------
                                                                   Price Relative to
                              -----------------------------------------------------------------------------------------------
                                            Earnings         Core Earnings         Book          Tangible Book        Assets
-----------------------------------------------------------------------------------------------------------------------------
The Bank (at the supermax)                   (200.00)             16.39           79.24%               79.24%          12.83%
-----------------------------------------------------------------------------------------------------------------------------
Comparable Group Median                        27.01              28.94          108.45%              110.33%          23.68%
-----------------------------------------------------------------------------------------------------------------------------
(Discount) Premium                           -840.47%            -43.37%         -26.93%              -28.18%         -45.82%
-----------------------------------------------------------------------------------------------------------------------------


Source:  FinPro Calculations

As figure 54 demonstrates, the Bank is priced at a discount of 53.32% on a core earnings basis. A discount of 34.61% is applied to the Bank relative to the Comparable Group on a price to tangible book basis.

Recently, thrift public offerings have been over-subscribing and have been closing at the supermaximum of the estimated value range. Therefore, a more meaningful comparison would be the Bank's multiples at the supermaximum of the EVR to the Comparable Group. Figure 55 shows the Bank (at the supermaximum) is priced at a 43.37% discount on a core earnings basis and at a 28.18% discount on a tangible book basis.

The Bank (at the supermaximum of the EVR) is priced at a 1.16% discount on a tangible book basis when compared to recent standard conversions.

     FIGURE 56 - RECENT STANDARD CONVERSIONS TRADING MULTIPLES TO THE BANK'S
                                PROFORMA MIDPOINT

                             ------------------------------------------------------------------------------------
                                                    Price Relative to
                             ------------------------------------------------------------------------------------
                              Earnings           Core Earnings           Book         Tangible Book        Assets
-----------------------------------------------------------------------------------------------------------------
The Bank (at midpoint)        (71.43)                 13.51           72.15%            72.15%             9.97%
-----------------------------------------------------------------------------------------------------------------
Recent Standard Conversions    16.80                  NA              73.00%            73.00%            18.70%
-----------------------------------------------------------------------------------------------------------------
(Discount) Premium           -525.18%                 NA              -1.16%            -1.16%           -46.68%
-----------------------------------------------------------------------------------------------------------------


Source:  FinPro Calculations

Conversion Valuation Appraisal Report                              Page:  1 - 66
================================================================================





As the core earnings for recent standard conversion is not available, it is not possible to compare the earnings multiple for the midpoint or supermax, however, Carnegie's core earnings multiple at the supermax, when compared to the recent standard conversion earnings multiple represents a discount of 2.44% ((16.80-16.39)/16.80) and is offset by the premium, at the supermax, of 8.55% on a book basis.

     FIGURE 57 - RECENT STANDARD CONVERSION TRADING MULTIPLES TO THE BANK'S
                             PROFORMA SUPERMAXIMUM


                           -------------------------------------------------------------------------------------------------------
                                                                    Price Relative to
                           -------------------------------------------------------------------------------------------------------
                                        Earnings          Core Earnings              Book            Tangible Book         Assets
----------------------------------------------------------------------------------------------------------------------------------
The Bank (at the supermax)              (200.00)                 16.39                79.24%              79.24%            12.83%
----------------------------------------------------------------------------------------------------------------------------------
Recent Standard Conversions               16.80                  NA                   73.00%              73.00%            18.70%
----------------------------------------------------------------------------------------------------------------------------------
(Discount) Premium                     -1290.48%                 NA                    8.55%               8.55%           -31.39%
----------------------------------------------------------------------------------------------------------------------------------

Source:  FinPro Calculations

Conversion Valuation Appraisal Report                              Page:  1 - 67
================================================================================




-------------------------------------------------
             VALUATION CONCLUSION
-------------------------------------------------


It is, therefore, our opinion that as of March 16, 1998, the estimated pro-forma market value of the Bank in a full offering was $1,800,000 at the midpoint of a range with a minimum of $1,530,000 to a maximum of $2,070,000 at 15% below and 15% above the midpoint of the range respectively. Assuming an adjusted maximum value of 15% above the maximum value, the adjusted maximum value or supermaximum value in a full offering is $2,380,500. The stock will be issued at $10.00 per share.

Pro-forma comparisons of the Bank's value range with the Comparable Group, all public thrifts, Pennsylvania public thrifts and the recent standard conversion group is shown in Exhibit 10.

                                    Exhibit 1

                                     FinPro


--------------------------------------------
               About the Firm
--------------------------------------------

FinPro, Inc. was established in 1988 as a full service management consulting firm specializing in providing advisory services to the Financial Institutions Industry. FinPro provides management advisory services for Banks, Thrifts, Finance Companies and NonBank Banks. Additionally, FinPro has performed work for the Federal Bankruptcy Court, Federal Deposit Insurance Corporation, Office of Thrift Supervision and the Resolution Trust Corporation. FinPro is recognized as an expert in banking and in loan analysis by the Federal Bankruptcy Court.

FinPro is independently owned, not associated or affiliated with any transaction oriented firm. This provides FinPro with an unbiased platform from which to make analytical recommendations. FinPro believes that a client deserves to be told all of the alternatives, along with their associated benefits and downsides and that a decision should be made on its merits. This uniquely positions FinPro as an objective third party willing to suggest the unpopular strategies, unlike its competitors who rely on a transaction to get paid.

FinPro is headquartered in Liberty Corner, New Jersey and has a branch office in Buffalo, New York. FinPro focuses geographically on the Mid-Atlantic region, but has performed work in all other regions across the nation.

FinPro principals are frequent speakers and presenters at financial institution trade association functions. In addition, FinPro designed the Statistical Report Analysis currently produced quarterly by the New Jersey Savings League for its members. FinPro also hosts a tri-annual President's Breakfast for Presidents of New Jersey Community Banks.

FinPro maintains a library of databases encompassing bank and thrift capital markets data, census data, branch deposit data, national peer data, market research data along with many other related topics. As such, FinPro can provide quick, current and precise analytical assessments based on timely data. In addition, FinPro's geographic mapping capabilities give it a unique capability to thematically illustrate multiple issues and to provide targeted marketing opportunities to its clients.

FinPro, Inc.
About the Firm                                                           Page: 2
--------------------------------------------------------------------------------

FinPro has also designed and built PC-based software programs to utilize as tools in its work. Examples include:

     o A proprietary software program (LaRS (R)) to perform loan review analytics.

     o    A duration based asset/liability model.

     o A five year strategic planning, three year business planning, and one year budgetary model that completely simulates an entire institution.

     o    A branch and product profitability model.

     o    A market performance grid and branch improvement grid model.

Using systems such as these, FinPro provides state-of-the-art end products in all of its product and service areas.

FinPro, Inc.
About the Firm                                                           Page: 3
--------------------------------------------------------------------------------

--------------------------------------------
Key Player Biographies
--------------------------------------------


         Donald J. Musso - Managing Director and President

                  Donald founded FinPro, Inc. in 1987 as a consulting and investment banking firm located in New Jersey that specializes in providing advisory services to the financial institutions industry. Mr. Musso has a broad background in capital markets, bank valuations, enhancing franchise value, corporate finance, mergers and acquisitions, asset/liability management, strategic planning, market feasibility and differentiation, branch acquisition, sales, consolidation and profitability, financial modeling and analysis, balance sheet restructuring, product and segment profitability, business development and project management. Besides his consulting experience, he has solid industry experience, having worked for two $10 billion plus east coast financial institutions.

                  Mr. Musso has provided expert testimony on financial institutions matters for the Federal Bankruptcy Court, the Office of Thrift Supervision and the United States Attorney's Office.

                  He is a frequent speaker on Financial Institution related topics and has assisted trade groups in various activities.

                  Prior to establishing FinPro, Donald had direct industry experience having managed the Corporate Planning and Mergers and Acquisitions departments for Meritor Financial Group, a $20 billion institution in Philadelphia. Before that, he had responsibility for the banking, thrift and real estate consulting practice in the State of New Jersey for Deloitte Haskins & Sells.

                  Donald has a B.S. in Finance from Villanova University and a M.B.A. in Finance from Fairleigh Dickinson University.

FinPro, Inc.
About the Firm                                                           Page: 4
--------------------------------------------------------------------------------




         Steven P. Musso - Managing Director

                  Steve joined FinPro in 1989 and is one of the founding members of the firm. He has extensive experience in performing a wide array of market feasibility studies, branch profitability analysis, CRA analysis, loan reviews and work-outs and strategic planning engagements.

                  Steve manages the FinPro office in Western New York. Additionally, he is responsible for managing many strategic planning, loan reviews, market feasibility and CRA engagements.

                  Steve is responsible for the development of FinPro's CRA, market feasibility and Loan Review products.

                  Steve is currently a licensed real estate agent in New Jersey.
                  Prior  to  joining   FinPro  he   practiced   real  estate  in
                  Philadelphia, Pennsylvania.

                  Mr. Musso has a B.S. in Finance from Syracuse University.

FinPro, Inc.
About the Firm                                                           Page: 5
--------------------------------------------------------------------------------




         Kenneth G. Emerson, CPA - Director

                  Ken joined FinPro in October 1996 and has concentrated on bank valuations, strategic plans, and branch profitability. His twelve years of experience at banks and brokerage firms, with respect to accounting, reporting, and information systems serve him well in this capacity. Ken's prior employers include Summit Bancorp, Valley Savings Bank, Howard Savings Bank,
                  Carteret Mortgage Company, CIT Data Corp., and Mahler & Emerson Inc. While at those institutions his responsibilities included asset/liability, cash, back office, operations, objective, and LAN management, in addition to regulatory reporting (FRB, FDIC, OTS, State of New Jersey Department of Banking, and NASD), SEC reporting, shareholder reporting, budgeting, acquisitions, sales, conversions, interfaces, and FASB implementation.

                  Mr. Emerson has a B.A. in Accounting from Franklin & Marshall College.

FinPro, Inc.
About the Firm                                                           Page: 6
--------------------------------------------------------------------------------




         Dennis E. Gibney - Senior Financial Analyst

                  Dennis has been concentrating on the firm's asset/liability products. Market feasibility, competitive analysis, branch profitability and branch sales/acquisitions are other areas of specialization.

                  Dennis joined the firm in June of 1996. He received a B.S. from Babson College with a triple-major in Finance, Investments and Economics. Prior to joining the firm, Dennis received broad based experience in the securities industry.

                  Dennis worked for Merrill Lynch & Co. supporting their Mortgage-Backed trading desk in New York as an Allocations Specialist and for Sandler O'Neill & Partners, where he provided sales and trade support.

                                    Exhibit 2
                 Consolidated Statements of Financial Condition

--------------------------------------------------------------------------------

                                     Assets                                                   Year Ended December 31,
                                     ------                                      ----------------------------------------------
                                                                                          1997                     1996
                                                                                 -----------------------   --------------------
Assets:

Cash and cash equivalents                                                                  $    850,891        $    556,658
Certicates of deposits with other banks                                                         100,000             100,000
Investment securites availbale for sale, net                                                  1,434,698             687,312
Investment securites held to maturity, net (market
     value of $1,425,656 and $1,453,244)                                                      1,416,894           1,462,353
Mortgage-backed securities available for sale, net                                              584,865                   -
Mortgage-backed securities held to maturity, net
     (market value of $1,744,014 and $2,030,225)                                              1,721,250           2,013,551
Loans receivable (net of allowance for loan losses of $114,832 and $39,144)                   9,585,360           9,811,840
Accured interest receivable                                                                     107,361             101,244
Property and equipment, net                                                                     184,878             188,910
Real estate owned                                                                               480,326             166,570
Deferred tax asset                                                                               92,700                   -
Other assets                                                                                    164,245              11,831
                                                                                           ------------        ------------
           Total Assets                                                                    $ 16,723,468        $ 15,100,269
                                                                                           =============       ============




                       Liabilities and retained earnings
                       ---------------------------------


Deposits                                                                                   $ 15,177,917        $ 13,377,825
Line of credit                                                                                        -             300,000
Advance payments by borrowers for taxes and insurance                                           143,129             158,770
Deffered income taxes                                                                            33,698              13,400
Accured income taxes payable                                                                      6,316              20,600
Other liabilites                                                                                192,363              34,000
                                                                                           ------------        ------------
      Total liabilities                                                                      15,553,423          13,904,595


Unrealized gains (losses) on securities available-for-sale, net of tax                           13,658             (14,514)
Retained earnings                                                                             1,156,387           1,210,188
                                                                                           -------------       ------------
      Total retained earnings                                                                 1,170,045           1,195,674
                                                                                           -------------       ------------

      Total liabilities and retained earnings                                              $ 16,723,468        $ 15,100,269
                                                                                           =============       ============

--------------------------------------------------------------------------------
Source:  Audited Financial Statements

                                    Exhibit 3
                        Consolidated Statements of Income
                                   $ in 000's

--------------------------------------------------------------------------------

                                                                                     Year Ended December 31,
                                                                                       1997             1996
                                                                             -------------------------------------

Interest income:
    Interest on Loans                                                             $   859,072      $   843,488
    Interest-bearing deposits with other banks                                         27,478           27,626
    Interest on investments:
      Taxable                                                                         105,860           66,467
      Nontaxable                                                                       31,393           33,527
    Mortgage-backed securities                                                        198,454          102,655
                                                                                  -----------      -----------
          Total interest income                                                     1,222,257        1,073,763

Interest expense:
    Interest on certificates of deposit                                               570,883          440,380
    Interest on other savings deposit                                                  99,797          105,828
    Interest on borrowings                                                                567            5,505
                                                                                  -----------      -----------
          Total interest expense                                                      671,247          551,713
                                                                                  -----------      -----------
Net interest income                                                                   551,010          522,050
    Provision for loan losses                                                          73,000            2,203
                                                                                  -----------      -----------

                                                                                  -----------      -----------
Net interest income after provision for loan losses                                   478,010          519,847

Noninterest income (loss):
    Service charges and fee income                                                     54,204           41,199
    Gain on sale of REO                                                                13,693                -
    Gain on sale of securities                                                          1,677            7,733
    Dividend income                                                                        63            9,379
    Net income (loss) - real estate owned                                              (7,515)          13,597
    Other income                                                                          369            2,067
                                                                                  -----------      -----------
          Total other income                                                           62,491           73,975

Noninterest expenses:
     Wages, payroll taxes and employee benefits                                       442,353          249,065
     General and administrative                                                       122,783          140,535
     Data processing charges                                                           62,534           48,533
     Depreciation and amortization                                                     21,057           20,870
                                                                                   ----------       ----------
          Total other expenses                                                        648,727          459,003
                                                                                   ----------       ----------

Income (loss) before income taxes
     Income tax expense (benefit)                                                    (108,226)         134,819
Net income (loss)                                                                     (54,425)          35,400
                                                                                   -----------      ----------
                                                                                   $  (53,801)      $   99,419
                                                                                   ===========      ==========

Source:  Audited Financial Statements
--------------------------------------------------------------------------------

                                   Exhibit 4

Carnegie Savings Bank
FDIC Certificate #: 27814
Call Report Schedule RI and Audited Income Statement Reconciliation For the Twelve Months Ended December 31, 1997
(Dollars in thousands)

                                                                                     Financial
                                                                                     Statement
Description                                RI       Description                       Income
-----------                                --       -----------                       ------
          Twelve Months Ended 12/31/97  $    29        Twelve Months Ended 12/31/97  $    (54)

Income taxes                                 53
Accrued pension expense                    (118)
Other accrued expenses                       (9)
Computer conversion costs                    (6)
Other audit adjustments, net                 (3)
                                        -------                                      ---------

Net loss                                $   (54)                                     $     (54)
                                        =======                                      =========

                                    Exhibit 5
                 Consolidated Statements of Changes in Net Worth

--------------------------------------------------------------------------------

                                                            Net Unrealized
                                                            gain/(loss) on
                                                 Retained      Securities
                                                 Earnings       AFS, net           Total
                                                 --------       --------           -----

Balance, at December 31, 1995                   $1,110,769      $ (1,805)        $ 1,108,964

Net income                                          99,419             -              99,419
                                                                       -
Change in unrealized gain/(losses)                       -       (12,709)            (12,709)
                                                 ---------      --------         -----------
      AFS investment securities

Balance, at December 31, 1996                   $1,210,188       (14,514)          1,195,674

Net loss                                           (53,801)            -             (53,801)

Change in unrealized gain/(losses
      AFS investment securities                         -         28,172              28,172
                                                 ---------      --------         -----------

Balance, at December 31, 1997                    1,156,387        13,658           1,170,045
                                                ==========      ========         ===========

 Source: Audited Financial Statements
--------------------------------------------------------------------------------

                                    Exhibit 6
                      Consolidated Statements of Cash Flows

--------------------------------------------------------------------------------

                                                                                            For the Years Ended
                                                                                                December 31,
                                                                                    --------------------------------
                                                                                            1997            1996
                                                                                    --------------------------------

Cash flows from operating activities:
   Net income (loss)                                                                     $   (53,801)   $    99,419
  Adjustments to reconcile net income (loss) to net cash provided (used) by operations
      Depreciation and amortization                                                           21,057         20,870
      Provision for loan losses                                                               73,000          2,203
      Deferred income taxes                                                                  (72,402)          (900)
      Net amortization of premiums/discounts                                                 (10,811)         1,470
      Gain on sale of real estate owned                                                      (13,693)             -
      (Gain) loss on sale of securities                                                       (1,677)        (7,733)
  Increase (decrease) in cash due to changes in assets and liabilities:
      Accrued interest receivable                                                             (6,117)       (13,402)
      Other assets                                                                          (152,414)        52,413
      Income tax liabilities                                                                 (14,284)        20,600
      Other liabilities                                                                      158,363           (219)
                                                                                         -----------    -----------
           Net cash provided (used) by operations                                            (72,779)       174,721

Cash flows from investing activities: Investment securiites available for sale:
      Proceeds from sales and maturities                                                     646,313        500,363
      Purchases                                                                           (1,071,695)      (691,436)
  Investment securities held to maturity:
      Proceeds from sales and maturities                                                     551,750         20,000
      Purchases                                                                             (506,291)      (298,639)
  Mortgage-backed securities available for sale:
      Purchases                                                                           (1,053,921)             -
      Maturities and repayments                                                              167,304              -
  Mortgage-backed securities held to maturity:
      Purchases                                                                                    -     (1,247,113)
      Maturities and repayments                                                              291,936        213,570
  Net (increase) decrease in loans receivable                                                344,516       (810,198)
  Proceeds from sale of real estate owned                                                     10,000              -
  Investment in real estate owned                                                           (480,326)             -
  Purchase of equipment                                                                      (17,025)        (6,781)
                                                                                                        -----------
           Net cash provided (used) by investing activities                               (1,117,439)    (2,320,234)

 Cash flow from financing activities:
  Advances from borrowers for taxes and insurance                                            (15,641)       (10,939)
  Net increase in deposits                                                                 1,800,092        970,638
  Net increase (decrease) in line of credit                                                 (300,000)       300,000
                                                                                         -----------    -----------
           Net cash provided by financing activities                                       1,484,451      1,259,699
                                                                                         -----------    -----------

Net increase (decrease) in cash                                                              294,233       (885,814)
 Cash, beginning of year                                                                     656,658      1,542,472
                                                                                         -----------    -----------
 Cash and cash equivalents, end of year                                                  $   950,891    $   656,658
                                                                                         ===========    ===========

--------------------------------------------------------------------------------
Source:  Audited Financial Statements

               Exhibit 7
  Selected Data on all Public Thrifts

                                                      Corporate
                                         ------------------------------------------------------------------------
                                                                                          Deposit
                                                                      Number             Insurance
                                                                        of                 Agency    Conversion
 Ticker          Short Name              Exchange    City      State  Offices   IPO Date (BIF/SAIF)     Type
--------------------------------------   ------------------------------------------------------------------------
%CAL    California Federal Bank          Private  San Francisco CA        227      NA       SAIF     Not Avail.
%CCMD   Chevy Chase Bank, FSB            Private  Chevy Chase   MD        128      NA       SAIF     Not Avail.
AABC    Access Anytime Bancorp Inc.      NASDAQ   Clovis        NM          3   08/08/86    SAIF     Regular
AADV    Advantage Bancorp Inc.           NASDAQ   Kenosha       WI         15   03/23/92    SAIF     Regular
ABBK    Abington Bancorp Inc.            NASDAQ   Abington      MA          8   06/10/86    BIF      Regular
ABCL    Alliance Bancorp Inc.            NASDAQ   Hinsdale      IL         14   07/07/92    SAIF     Regular
ABCW    Anchor BanCorp Wisconsin         NASDAQ   Madison       WI         35   07/16/92    SAIF     Regular
AFBC    Advance Financial Bancorp        NASDAQ   Wellsburg     WV          2   01/02/97    SAIF     Regular
AFCB    Affiliated Community Bancorp     NASDAQ   Waltham       MA         12   10/19/95    SAIF     Not Avail.
AFED    AFSALA Bancorp Inc.              NASDAQ   Amsterdam     NY          6   10/01/96    SAIF     Regular
AHCI    Ambanc Holding Co.               NASDAQ   Amsterdam     NY         12   12/27/95    BIF      Regular
AHM     H.F. Ahmanson & Co.              NYSE     Irwindale     CA        462   10/25/72    SAIF     Regular
ALBC    Albion Banc Corp.                NASDAQ   Albion        NY          2   07/26/93    SAIF     Regular
ALBK    ALBANK Financial Corp.           NASDAQ   Albany        NY        109   04/01/92    SAIF     Regular
AMFC    AMB Financial Corp.              NASDAQ   Munster       IN          4   04/01/96    SAIF     Regular
ANA     Acadiana Bancshares Inc.         AMSE     Lafayette     LA          5   07/16/96    SAIF     Regular
ANDB    Andover Bancorp Inc.             NASDAQ   Andover       MA         12   05/08/86    BIF      Regular
ANE     Alliance Bncp of New England     AMSE     Vernon        CT          7   12/19/86    BIF      Regular
ASBI    Ameriana Bancorp                 NASDAQ   New Castle    IN          9   03/02/87    SAIF     Regular
ASBP    ASB Financial Corp.              NASDAQ   Portsmouth    OH          1   05/11/95    SAIF     Regular
ASFC    Astoria Financial Corp.          NASDAQ   Lake Success  NY         61   11/18/93    SAIF     Regular
ATSB    AmTrust Capital Corp.            NASDAQ   Peru          IN          2   03/28/95    SAIF     Regular
AVND    Avondale Financial Corp.         NASDAQ   Chicago       IL          5   04/07/95    SAIF     Regular
BANC    BankAtlantic Bancorp Inc.        NASDAQ   Fort LauderdalFL         65   11/29/83    SAIF     Regular
BDJI    First Federal Bancorp.           NASDAQ   Bemidji       MN          5   04/04/95    SAIF     Regular
BFD     BostonFed Bancorp Inc.           AMSE     Burlington    MA         10   10/24/95    SAIF     Regular
BFFC    Big Foot Financial Corp.         NASDAQ   Long Grove    IL          3   12/20/96    SAIF     Regular
BFSB    Bedford Bancshares Inc.          NASDAQ   Bedford       VA          3   08/22/94    SAIF     Regular
BKC     American Bank of Connecticut     AMSE     Waterbury     CT         14   12/01/81    BIF      Regular
BKCT    Bancorp Connecticut Inc.         NASDAQ   Southington   CT          3   07/03/86    BIF      Regular
BKUNA   BankUnited Financial Corp.       NASDAQ   Coral Gables  FL         18   12/11/85    SAIF     Regular
BNKU    Bank United Corp.                NASDAQ   Houston       TX         80   08/09/96    SAIF     Not Avail.
BPLS    Bank Plus Corp.                  NASDAQ   Los Angeles   CA         38      NA       SAIF     Not Avail.
BTHL    Bethel Bancorp                   NASDAQ   Portland      ME          8   08/19/87    BIF      Regular
BVCC    Bay View Capital Corp.           NASDAQ   San Mateo     CA         63   05/09/86    SAIF     Regular
BWFC    Bank West Financial Corp.        NASDAQ   Grand Rapids  MI          3   03/30/95    SAIF     Regular
BYFC    Broadway Financial Corp.         NASDAQ   Los Angeles   CA          3   01/09/96    SAIF     Regular
CAFI    Camco Financial Corp.            NASDAQ   Cambridge     OH         13      NA       SAIF     Not Avail.
CAPS    Capital Savings Bancorp Inc.     NASDAQ   Jefferson CityMO          8   12/29/93    SAIF     Regular
CASB    Cascade Financial Corp.          NASDAQ   Everett       WA         11   09/16/92    SAIF     Regular
CASH    First Midwest Financial Inc.     NASDAQ   Storm Lake    IA         13   09/20/93    SAIF     Regular
CATB    Catskill Financial Corp.         NASDAQ   Catskill      NY          4   04/18/96    BIF      Regular
CBCI    Calumet Bancorp Inc.             NASDAQ   Dolton        IL          5   02/20/92    SAIF     Regular
CBES    CBES Bancorp Inc.                NASDAQ   Excelsior SpriMOs         2   09/30/96    SAIF     Regular
CBK     Citizens First Financial Corp.   AMSE     Bloomington   IL          6   05/01/96    SAIF     Regular
CBSA    Coastal Bancorp Inc.             NASDAQ   Houston       TX         37      NA       SAIF     Not Avail.
CBSB    Charter Financial Inc.           NASDAQ   Sparta        IL          8   12/29/95    SAIF     Not Avail.
CCFH    CCF Holding Co.                  NASDAQ   Jonesboro     GA          5   07/12/95    SAIF     Regular
CEBK    Central Co-operative Bank        NASDAQ   Somerville    MA          8   10/24/86    BIF      Regular
CENB    Century Bancorp Inc.             NASDAQ   Thomasville   NC          1   12/23/96    SAIF     Regular
CENF    CENFED Financial Corp.           NASDAQ   Pasadena      CA         18   10/25/91    SAIF     Regular
CFB     Commercial Federal Corp.         NYSE     Omaha         NE        164   12/31/84    SAIF     Regular
CFBC    Community First Banking Co.      NASDAQ   Carrollton    GA         12   07/01/97    SAIF     Regular
CFCP    Coastal Financial Corp.          NASDAQ   Myrtle Beach  SC         11   09/26/90    SAIF     Regular
CFFC    Community Financial Corp.        NASDAQ   Staunton      VA          4   03/30/88    SAIF     Regular
CFNC    Carolina Fincorp Inc.            NASDAQ   Rockingham    NC          4   11/25/96    SAIF     Regular
CFSB    CFSB Bancorp Inc.                NASDAQ   Lansing       MI         17   06/22/90    SAIF     Regular
CFTP    Community Federal Bancorp        NASDAQ   Tupelo        MS          2   03/26/96    SAIF     Regular
CFX     CFX Corp.                        AMSE     Keene         NH         43   02/12/87    BIF      Regular
CIBI    Community Investors Bancorp      NASDAQ   Bucyrus       OH          3   02/07/95    SAIF     Regular
CKFB    CKF Bancorp Inc.                 NASDAQ   Danville      KY          1   01/04/95    SAIF     Regular
CLAS    Classic Bancshares Inc.          NASDAQ   Ashland       KY          3   12/29/95    SAIF     Regular
CMRN    Cameron Financial Corp           NASDAQ   Cameron       MO          4   04/03/95    SAIF     Regular
CMSB    Commonwealth Bancorp Inc.        NASDAQ   Norristown    PA         56   06/17/96    SAIF     Not Avail.

                                                                    Page 1 of 40
                                                                     (Continued)

               Exhibit 7
  Selected Data on all Public Thrifts

                                             Key Financial Data as of The Most Recent Quarter
                                           ---------------------------------------------------

                                               Total   Loans/     Loans/  Deposits Borrowings/
                                              Assets   Deposits   Assets  Assets    Assets
 Ticker          Short Name                   ($000)     (%)       (%)      (%)      (%)
--------------------------------------     ---------------------------------------------------
%CAL    California Federal Bank            30,876,530    124.06    66.94   53.96    34.85
%CCMD   Chevy Chase Bank, FSB              6,160,256      54.64    44.30   81.08     7.74
AABC    Access Anytime Bancorp Inc.          105,639      57.86    52.34   90.46     0.00
AADV    Advantage Bancorp Inc.             1,026,526      84.25    54.23   64.37    24.24
ABBK    Abington Bancorp Inc.                531,986     102.50    62.61   61.08    31.19
ABCL    Alliance Bancorp Inc.              1,363,825      94.20    70.63   74.98    13.48
ABCW    Anchor BanCorp Wisconsin           1,941,180     114.99    80.31   69.84    22.66
AFBC    Advance Financial Bancorp            108,032     116.56    87.64   75.19     9.01
AFCB    Affiliated Community Bancorp       1,155,048      98.16    61.96   63.12    26.37
AFED    AFSALA Bancorp Inc.                  160,408      56.77    48.16   84.84     1.13
AHCI    Ambanc Holding Co.                   529,309      84.84    53.00   62.47    19.64
AHM     H.F. Ahmanson & Co.                46,678,752     95.64    66.11   69.13    23.20
ALBC    Albion Banc Corp.                     70,810      92.67    71.80   77.48    13.07
ALBK    ALBANK Financial Corp.             4,083,097      81.98    69.95   85.32     2.18
AMFC    AMB Financial Corp.                  100,003     107.96    77.50   71.78    12.00
ANA     Acadiana Bancshares Inc.             274,018     110.19    76.00   68.97    13.37
ANDB    Andover Bancorp Inc.               1,322,745     103.95    74.42   71.59    19.56
ANE     Alliance Bncp of New England         247,129      71.01    63.71   89.72     2.32
ASBI    Ameriana Bancorp                     393,028      92.69    75.86   81.84     4.87
ASBP    ASB Financial Corp.                  113,176      86.07    69.06   80.24     2.89
ASFC    Astoria Financial Corp.            10,528,393     69.85    41.27   59.09    31.09
ATSB    AmTrust Capital Corp.                 69,106     104.82    70.11   66.89    21.51
AVND    Avondale Financial Corp.             542,196      62.01    45.42   73.24    16.75
BANC    BankAtlantic Bancorp Inc.          3,064,480     119.14    68.57   57.55    30.54
BDJI    First Federal Bancorp.               118,838      66.11    46.94   71.00    16.38
BFD     BostonFed Bancorp Inc.               974,680     130.38    82.91   63.59    27.05
BFFC    Big Foot Financial Corp.             216,260      81.93    46.51   56.77    23.44
BFSB    Bedford Bancshares Inc.              136,908     114.52    86.48   75.52     9.50
BKC     American Bank of Connecticut         639,013      80.06    57.59   71.94    18.21
BKCT    Bancorp Connecticut Inc.             443,025      82.63    58.85   71.23    17.15
BKUNA   BankUnited Financial Corp.         3,028,776     185.30    88.35   47.68    42.64
BNKU    Bank United Corp.                  12,523,459    183.49    77.50   42.24    47.39
BPLS    Bank Plus Corp.                    4,167,806      99.39    68.96   69.38    25.47
BTHL    Bethel Bancorp                       218,187     114.79    77.14   67.20    22.23
BVCC    Bay View Capital Corp.             3,246,476     143.79    74.28   51.66    41.77
BWFC    Bank West Financial Corp.            169,577     108.61    70.16   64.60    21.23
BYFC    Broadway Financial Corp.             124,740      97.58    83.95   86.04     2.00
CAFI    Camco Financial Corp.                520,582     117.16    86.02   73.42    15.43
CAPS    Capital Savings Bancorp Inc.         242,208     115.76    81.36   70.29    18.99
CASB    Cascade Financial Corp.              422,530     121.02    85.95   71.02    19.41
CASH    First Midwest Financial Inc.         407,592      98.43    62.63   63.63    24.57
CATB    Catskill Financial Corp.             294,656      62.82    43.10   68.60     5.63
CBCI    Calumet Bancorp Inc.                 486,626     109.93    78.72   71.61     9.26
CBES    CBES Bancorp Inc.                    111,127     125.13    90.19   72.08    11.02
CBK     Citizens First Financial Corp.       273,600     117.15    85.05   72.60    12.41
CBSA    Coastal Bancorp Inc.               2,911,410      92.28    43.58   47.23    47.48
CBSB    Charter Financial Inc.               382,384     105.00    74.67   71.12    12.62
CCFH    CCF Holding Co.                      109,342     103.98    82.17   79.03     9.15
CEBK    Central Co-operative Bank            367,096      95.87    72.38   75.50    13.88
CENB    Century Bancorp Inc.                 102,281      94.08    65.07   69.17     0.00
CENF    CENFED Financial Corp.             2,304,678     101.07    69.17   68.44    25.10
CFB     Commercial Federal Corp.           7,189,342     126.04    74.49   59.10    32.53
CFBC    Community First Banking Co.          394,570      94.04    75.08   79.84     1.72
CFCP    Coastal Financial Corp.              563,866     123.17    75.09   60.96    31.88
CFFC    Community Financial Corp.            182,879     121.72    88.50   72.70    12.58
CFNC    Carolina Fincorp Inc.                114,660      94.83    72.01   75.94     0.00
CFSB    CFSB Bancorp Inc.                    852,888     135.05    89.05   65.94    24.94
CFTP    Community Federal Bancorp            228,656      99.79    58.44   58.56    12.11
CFX     CFX Corp.                          2,873,767     106.72    72.12   67.58    22.70
CIBI    Community Investors Bancorp           95,876     108.71    85.32   78.48     9.30
CKFB    CKF Bancorp Inc.                      62,865     129.52    89.11   68.80     8.29
CLAS    Classic Bancshares Inc.              132,793      90.15    67.70   75.09     8.71
CMRN    Cameron Financial Corp               211,253     137.78    85.48   62.04    15.27
CMSB    Commonwealth Bancorp Inc.          2,268,595      84.12    57.58   68.45    20.24

               Exhibit 7
  Selected Data on all Public Thrifts

                                                      Corporate
                                         ------------------------------------------------------------------------
                                                                                          Deposit
                                                                      Number             Insurance
                                                                        of                 Agency    Conversion
 Ticker          Short Name              Exchange    City      State  Offices   IPO Date (BIF/SAIF)     Type
--------------------------------------   ------------------------------------------------------------------------
CMSV    Community Savings Bnkshrs(MHC)   NASDAQ   North Palm BeaFL         21   10/24/94    SAIF     Mutual HC
CNIT    CENIT Bancorp Inc.               NASDAQ   Norfolk       VA         20   08/06/92    SAIF     Regular
CNSB    CNS Bancorp Inc.                 NASDAQ   Jefferson CityMO          5   06/12/96    SAIF     Regular
CNY     Carver Bancorp Inc.              AMSE     New York      NY          7   10/25/94    SAIF     Regular
COFI    Charter One Financial            NASDAQ   Cleveland     OH        220   01/22/88    SAIF     Regular
CONE    Conestoga Bancorp, Inc.          NASDAQ   Roslyn        NY          8   03/30/94    SAIF     Regular
COOP    Cooperative Bankshares Inc.      NASDAQ   Wilmington    NC         16   08/21/91    SAIF     Regular
CRSB    Crusader Holding Corp.           NASDAQ   Philadelphia  PA          2      NA       SAIF     Not Avail.
CRZY    Crazy Woman Creek Bancorp        NASDAQ   Buffalo       WY          1   03/29/96    SAIF     Regular
CSBF    CSB Financial Group Inc.         NASDAQ   Centralia     IL          2   10/09/95    SAIF     Regular
CTZN    CitFed Bancorp Inc.              NASDAQ   Dayton        OH         36   01/23/92    SAIF     Regular
CVAL    Chester Valley Bancorp Inc.      NASDAQ   Downingtown   PA          7   03/27/87    SAIF     Regular
DCBI    Delphos Citizens Bancorp Inc.    NASDAQ   Delphos       OH          1   11/21/96    SAIF     Regular
DIBK    Dime Financial Corp.             NASDAQ   Wallingford   CT         11   07/09/86    BIF      Regular
DIME    Dime Community Bancorp Inc.      NASDAQ   Brooklyn      NY         15   06/26/96    BIF      Regular
DME     Dime Bancorp Inc.                NYSE     New York      NY         91   08/19/86    BIF      Regular
DNFC    D & N Financial Corp.            NASDAQ   Hancock       MI         36   02/13/85    SAIF     Regular
DSL     Downey Financial Corp.           NYSE     Newport Beach CA         86   01/01/71    SAIF     Not Avail.
EBI     Equality Bancorp Inc.            AMSE     St. Louis     MO          3   12/02/97    SAIF     Mutual HC
EBSI    Eagle Bancshares                 NASDAQ   Tucker        GA         14   04/01/86    SAIF     Regular
EFBC    Empire Federal Bancorp Inc.      NASDAQ   Livingston    MT          3   01/27/97    SAIF     Regular
EFBI    Enterprise Federal Bancorp       NASDAQ   West Chester  OH          7   10/17/94    SAIF     Regular
EGFC    Eagle Financial Corp.            NASDAQ   Bristol       CT         30   02/03/87    SAIF     Regular
EGLB    Eagle BancGroup Inc.             NASDAQ   Bloomington   IL          3   07/01/96    SAIF     Regular
EMLD    Emerald Financial Corp.          NASDAQ   Strongsville  OH         14      NA       SAIF     Regular
EQSB    Equitable Federal Savings Bank   NASDAQ   Wheaton       MD          4   09/10/93    SAIF     Supervisory
ESBK    Elmira Savings Bank (The)        NASDAQ   Elmira        NY          6   03/01/85    BIF      Regular
ESX     Essex Bancorp Inc.               AMSE     Norfolk       VA          4   07/18/90    SAIF     Not Avail.
ETFS    East Texas Financial Services    NASDAQ   Tyler         TX          2   01/10/95    SAIF     Regular
FAB     FIRSTFED AMERICA BANCORP INC.    AMSE     Swansea       MA         13   01/15/97    SAIF     Regular
FBBC    First Bell Bancorp Inc.          NASDAQ   Pittsburgh    PA          7   06/29/95    SAIF     Regular
FBCI    Fidelity Bancorp Inc.            NASDAQ   Chicago       IL          5   12/15/93    SAIF     Regular
FBCV    1ST Bancorp                      NASDAQ   Vincennes     IN          2   04/07/87    SAIF     Regular
FBER    1st Bergen Bancorp               NASDAQ   Wood-Ridge    NJ          4   04/01/96    SAIF     Regular
FBHC    Fort Bend Holding Corp.          NASDAQ   Rosenberg     TX          6   06/30/93    SAIF     Regular
FBNW    FirstBank Corp.                  NASDAQ   Lewiston      ID          6   07/02/97    SAIF     Regular
FBSI    First Bancshares Inc.            NASDAQ   Mountain GroveMO          6   12/22/93    SAIF     Regular
FCB     Falmouth Bancorp Inc.            AMSE     Falmouth      MA          3   03/28/96    BIF      Regular
FCBF    FCB Financial Corp.              NASDAQ   Oshkosh       WI         13   09/24/93    SAIF     Regular
FCME    First Coastal Corp.              NASDAQ   Westbrook     ME          7      NA       BIF      Not Avail.
FDEF    First Defiance Financial         NASDAQ   Defiance      OH         10   10/02/95    SAIF     Not Avail.
FED     FirstFed Financial Corp.         NYSE     Santa Monica  CA         24   12/16/83    SAIF     Regular
FESX    First Essex Bancorp Inc.         NASDAQ   Andover       MA         15   08/04/87    BIF      Regular
FFBA    First Colorado Bancorp Inc.      NASDAQ   Lakewood      CO         27   01/02/96    SAIF     Not Avail.
FFBH    First Federal Bancshares of AR   NASDAQ   Harrison      AR         14   05/03/96    SAIF     Regular
FFBI    First Financial Bancorp Inc.     NASDAQ   Belvidere     IL          2   10/04/93    SAIF     Regular
FFBS    FFBS BanCorp Inc.                NASDAQ   Columbus      MS          3   07/01/93    SAIF     Regular
FFBZ    First Federal Bancorp Inc.       NASDAQ   Zanesville    OH          6   07/13/92    SAIF     Regular
FFCH    First Financial Holdings Inc.    NASDAQ   Charleston    SC         34   11/10/83    SAIF     Regular
FFDB    FirstFed Bancorp Inc.            NASDAQ   Bessemer      AL          8   11/19/91    SAIF     Regular
FFDF    FFD Financial Corp.              NASDAQ   Dover         OH          1   04/03/96    SAIF     Regular
FFED    Fidelity Federal Bancorp         NASDAQ   Evansville    IN          4   08/31/87    SAIF     Regular
FFES    First Federal of East Hartford   NASDAQ   East Hartford CT         12   06/23/87    SAIF     Regular
FFFC    FFVA Financial Corp.             NASDAQ   Lynchburg     VA         12   10/12/94    SAIF     Regular
FFFD    North Central Bancshares Inc.    NASDAQ   Fort Dodge    IA          7   03/21/96    SAIF     Not Avail.
FFFL    Fidelity Bankshares Inc. (MHC)   NASDAQ   West Palm BeacFL         21   01/07/94    SAIF     Mutual HC
FFHH    FSF Financial Corp.              NASDAQ   Hutchinson    MN         11   10/07/94    SAIF     Regular
FFHS    First Franklin Corp.             NASDAQ   Cincinnati    OH          7   01/26/88    SAIF     Regular
FFIC    Flushing Financial Corp.         NASDAQ   Flushing      NY          7   11/21/95    BIF      Regular
FFKY    First Federal Financial Corp.    NASDAQ   Elizabethtown KY          8   07/15/87    SAIF     Regular
FFLC    FFLC Bancorp Inc.                NASDAQ   Leesburg      FL          9   01/04/94    SAIF     Regular
FFOH    Fidelity Financial of Ohio       NASDAQ   Cincinnati    OH         12   03/04/96    SAIF     Not Avail.
FFPB    First Palm Beach Bancorp Inc.    NASDAQ   West Palm BeacFL         48   09/29/93    SAIF     Regular
FFSL    First Independence Corp.         NASDAQ   Independence  KS          2   10/08/93    SAIF     Regular

               Exhibit 7
  Selected Data on all Public Thrifts

                                             Key Financial Data as of The Most Recent Quarter
                                           ---------------------------------------------------

                                               Total   Loans/     Loans/  Deposits Borrowings/
                                              Assets   Deposits   Assets  Assets    Assets
 Ticker          Short Name                   ($000)     (%)       (%)      (%)      (%)
--------------------------------------     ---------------------------------------------------
CMSV    Community Savings Bnkshrs(MHC)       709,220      77.42    59.42   76.75     9.46
CNIT    CENIT Bancorp Inc.                   701,708      96.17    69.83   72.61    19.87
CNSB    CNS Bancorp Inc.                      97,411      93.03    69.68   74.91     0.00
CNY     Carver Bancorp Inc.                  415,767      92.08    59.60   64.73    26.37
COFI    Charter One Financial              19,760,265    125.41    64.86   51.72    38.95
CONE    Conestoga Bancorp, Inc.              494,348      28.70    23.21   80.86     2.02
COOP    Cooperative Bankshares Inc.          369,121      99.61    77.91   78.21    13.61
CRSB    Crusader Holding Corp.               134,538     100.44    82.59   82.23    11.25
CRZY    Crazy Woman Creek Bancorp             60,774      95.07    47.73   50.20    25.42
CSBF    CSB Financial Group Inc.              47,602      75.10    57.23   76.21     0.00
CTZN    CitFed Bancorp Inc.                3,460,297      97.65    52.27   53.53    39.19
CVAL    Chester Valley Bancorp Inc.          325,643     100.49    82.28   81.88     7.73
DCBI    Delphos Citizens Bancorp Inc.        107,747     110.96    80.27   72.34     0.00
DIBK    Dime Financial Corp.                 958,503      45.77    39.02   85.25     6.05
DIME    Dime Community Bancorp Inc.        1,488,074      82.72    57.11   69.03    16.14
DME     Dime Bancorp Inc.                  21,848,000    107.07    67.86   63.38    28.03
DNFC    D & N Financial Corp.              1,815,315     125.72    72.25   57.46    34.13
DSL     Downey Financial Corp.             5,835,825     109.84    91.66   83.45     8.29
EBI     Equality Bancorp Inc.                229,280      95.28    48.48   50.87    37.07
EBSI    Eagle Bancshares                     934,458     112.54    72.80   64.69    24.69
EFBC    Empire Federal Bancorp Inc.          110,540      65.37    40.30   61.65     0.64
EFBI    Enterprise Federal Bancorp           301,261     133.30    65.06   48.80    39.83
EGFC    Eagle Financial Corp.              2,157,171      82.75    52.56   63.52    26.12
EGLB    Eagle BancGroup Inc.                 171,134      93.83    72.07   76.81    10.52
EMLD    Emerald Financial Corp.              603,965      90.41    77.94   86.21     4.66
EQSB    Equitable Federal Savings Bank       321,687      89.38    69.16   77.38    16.79
ESBK    Elmira Savings Bank (The)            228,268      84.47    76.74   90.85     1.97
ESX     Essex Bancorp Inc.                   191,886     108.86    85.65   78.67    12.39
ETFS    East Texas Financial Services        120,093      66.47    50.40   75.82     6.26
FAB     FIRSTFED AMERICA BANCORP INC.      1,159,508     127.15    77.37   60.85    25.75
FBBC    First Bell Bancorp Inc.              675,684     117.18    85.86   73.27    13.32
FBCI    Fidelity Bancorp Inc.                489,673     119.27    80.36   67.38    19.87
FBCV    1ST Bancorp                          255,927     140.45    73.90   52.62    37.28
FBER    1st Bergen Bancorp                   290,435      60.19    45.06   74.86    10.79
FBHC    Fort Bend Holding Corp.              302,728      61.78    52.18   84.47     5.28
FBNW    FirstBank Corp.                      183,292     129.75    78.87   60.79    21.22
FBSI    First Bancshares Inc.                161,527     114.78    85.85   74.79    10.56
FCB     Falmouth Bancorp Inc.                 97,564      82.96    61.57   74.21     1.09
FCBF    FCB Financial Corp.                  519,911     127.18    77.30   60.78    22.43
FCME    First Coastal Corp.                  148,571      91.39    71.56   78.30    11.76
FDEF    First Defiance Financial             579,698     112.46    76.69   68.19    12.36
FED     FirstFed Financial Corp.           4,160,115     166.17    77.63   46.72    46.67
FESX    First Essex Bancorp Inc.           1,197,459      96.56    60.02   62.16    28.69
FFBA    First Colorado Bancorp Inc.        1,555,274      98.93    75.18   76.00     8.16
FFBH    First Federal Bancshares of AR       547,119      94.30    77.74   82.44     1.83
FFBI    First Financial Bancorp Inc.          82,682      81.43    66.52   81.70     8.10
FFBS    FFBS BanCorp Inc.                    134,952      90.62    71.00   78.35     3.41
FFBZ    First Federal Bancorp Inc.           208,840     143.60    87.14   60.68    30.83
FFCH    First Financial Holdings Inc.      1,793,325     128.17    80.57   62.86    29.13
FFDB    FirstFed Bancorp Inc.                178,792      75.88    68.05   89.68     0.00
FFDF    FFD Financial Corp.                   92,364     109.70    69.80   63.63    10.86
FFED    Fidelity Federal Bancorp             215,821     109.76    82.24   74.93    16.79
FFES    First Federal of East Hartford       982,747      33.78    19.80   58.60    34.12
FFFC    FFVA Financial Corp.                 579,694      79.53    57.04   71.72    14.15
FFFD    North Central Bancshares Inc.        221,954     137.04    87.14   63.58    12.86
FFFL    Fidelity Bankshares Inc. (MHC)     1,045,692      97.51    73.78   75.66    13.70
FFHH    FSF Financial Corp.                  402,850     129.52    68.38   52.79    35.68
FFHS    First Franklin Corp.                 230,504      76.05    66.71   87.72     2.37
FFIC    Flushing Financial Corp.           1,088,476      92.51    55.57   60.07    26.38
FFKY    First Federal Financial Corp.        388,329     119.10    89.05   74.77    10.68
FFLC    FFLC Bancorp Inc.                    400,237     100.52    79.21   78.80     7.50
FFOH    Fidelity Financial of Ohio           535,100     101.50    81.95   80.74     6.40
FFPB    First Palm Beach Bancorp Inc.      1,821,077      93.03    63.81   68.59    23.61
FFSL    First Independence Corp.             113,669     107.81    72.19   66.97    22.31

               Exhibit 7
  Selected Data on all Public Thrifts

                                                      Corporate
                                         ------------------------------------------------------------------------
                                                                                          Deposit
                                                                      Number             Insurance
                                                                        of                 Agency    Conversion
 Ticker          Short Name              Exchange    City      State  Offices   IPO Date (BIF/SAIF)     Type
--------------------------------------   ------------------------------------------------------------------------

FFSX    First Fed SB of Siouxland(MHC)   NASDAQ   Sioux City    IA         13   07/13/92    SAIF     Mutual HC
FFWC    FFW Corp.                        NASDAQ   Wabash        IN          4   04/05/93    SAIF     Regular
FFWD    Wood Bancorp Inc.                NASDAQ   Bowling Green OH          7   08/31/93    SAIF     Regular
FFYF    FFY Financial Corp.              NASDAQ   Youngstown    OH         10   06/28/93    SAIF     Regular
FGHC    First Georgia Holding Inc.       NASDAQ   Brunswick     GA          7   02/11/87    SAIF     Regular
FIBC    Financial Bancorp Inc.           NASDAQ   Long Island CiNY          5   08/17/94    SAIF     Regular
FISB    First Indiana Corp.              NASDAQ   Indianapolis  IN         26   08/02/83    SAIF     Regular
FKFS    First Keystone Financial         NASDAQ   Media         PA          6   01/26/95    SAIF     Regular
FKKY    Frankfort First Bancorp Inc.     NASDAQ   Frankfort     KY          3   07/10/95    SAIF     Regular
FLAG    FLAG Financial Corp.             NASDAQ   LaGrange      GA          4   12/11/86    SAIF     Regular
FLFC    First Liberty Financial Corp.    NASDAQ   Macon         GA         31   12/06/83    SAIF     Regular
FLGS    Flagstar Bancorp Inc.            NASDAQ   Bloomfield HilMI         19      NA       SAIF     Not Avail.
FLKY    First Lancaster Bancshares       NASDAQ   Lancaster     KY          1   07/01/96    SAIF     Regular
FMBD    First Mutual Bancorp Inc.        NASDAQ   Decatur       IL         14   07/05/95    SAIF     Regular
FMCO    FMS Financial Corp.              NASDAQ   Burlington    NJ         20   12/14/88    SAIF     Regular
FMSB    First Mutual Savings Bank        NASDAQ   Bellevue      WA          8   12/17/85    BIF      Regular
FNGB    First Northern Capital Corp.     NASDAQ   Green Bay     WI         19   12/29/83    SAIF     Regular
FOBC    Fed One Bancorp                  NASDAQ   Wheeling      WV         12   01/19/95    SAIF     Not Avail.
FPRY    First Financial Bancorp          NASDAQ   Tallahassee   FL          6   03/29/88    SAIF     Regular
FSBI    Fidelity Bancorp Inc.            NASDAQ   Pittsburgh    PA          8   06/24/88    SAIF     Regular
FSFF    First SecurityFed Financial      NASDAQ   Chicago       IL          5   10/31/97    SAIF     Regular
FSLA    First Savings Bank (MHC)         NASDAQ   Woodbridge    NJ         17   07/10/92    SAIF     Mutual HC
FSNJ    Bayonne Bancshares Inc.          NASDAQ   Bayonne       NJ          4   08/22/97    SAIF     Not Avail.
FSPG    First Home Bancorp Inc.          NASDAQ   Pennsville    NJ         10   04/20/87    SAIF     Regular
FSPT    FirstSpartan Financial Corp.     NASDAQ   Spartanburg   SC          7   07/09/97    SAIF     Regular
FSSB    First FS&LA of San Bernardino    NASDAQ   San BernardinoCA          4   02/02/93    SAIF     Regular
FSTC    First Citizens Corp.             NASDAQ   Newnan        GA          9   03/01/86    SAIF     Regular
FTF     Texarkana First Financial Corp   AMSE     Texarkana     AR          5   07/07/95    SAIF     Regular
FTFC    First Federal Capital Corp.      NASDAQ   La Crosse     WI         50   11/02/89    SAIF     Regular
FTNB    Fulton Bancorp Inc.              NASDAQ   Fulton        MO          2   10/18/96    SAIF     Regular
FTSB    Fort Thomas Financial Corp.      NASDAQ   Fort Thomas   KY          2   06/28/95    SAIF     Regular
FWWB    First SB of Washington Bancorp   NASDAQ   Walla Walla   WA         20   11/01/95    SAIF     Regular
GAF     GA Financial Inc.                AMSE     Pittsburgh    PA         13   03/26/96    SAIF     Regular
GDVS    Greater Delaware Valley (MHC)    NASDAQ   Broomall      PA          7   03/03/95    SAIF     Mutual HC
GDW     Golden West Financial            NYSE     Oakland       CA        250   05/29/59    SAIF     Not Avail.
GFCO    Glenway Financial Corp.          NASDAQ   Cincinnati    OH          5   11/30/90    SAIF     Regular
GFED    Guaranty Federal Bcshs Inc.      NASDAQ   Springfield   MO          5   12/31/97    SAIF     Mutual HC
GFSB    GFS Bancorp Inc.                 NASDAQ   Grinnell      IA          1   01/06/94    SAIF     Regular
GLMR    Gilmer Financial Svcs, Inc.      NASDAQ   Gilmer        TX          1   02/09/95    SAIF     Regular
GOSB    GSB Financial Corp.              NASDAQ   Goshen        NY          2   07/09/97    BIF      Regular
GPT     GreenPoint Financial Corp.       NYSE     New York      NY         74   01/28/94    BIF      Regular
GSB     Golden State Bancorp Inc.        NYSE     Glendale      CA        181   10/01/83    SAIF     Regular
GSBC    Great Southern Bancorp Inc.      NASDAQ   Springfield   MO         25   12/14/89    SAIF     Regular
GSFC    Green Street Financial Corp.     NASDAQ   Fayetteville  NC          3   04/04/96    SAIF     Regular
GSLA    GS Financial Corp.               NASDAQ   Metairie      LA          3   04/01/97    SAIF     Regular
GTPS    Great American Bancorp           NASDAQ   Champaign     IL          3   06/30/95    SAIF     Regular
GUPB    GFSB Bancorp Inc.                NASDAQ   Gallup        NM          1   06/30/95    SAIF     Regular
HALL    Hallmark Capital Corp.           NASDAQ   West Allis    WI          3   01/03/94    SAIF     Regular
HARB    Harbor Florida Bancorp (MHC)     NASDAQ   Fort Pierce   FL         24   01/06/94    SAIF     Mutual HC
HARL    Harleysville Savings Bank        NASDAQ   Harleysville  PA          4   08/04/87    SAIF     Regular
HARS    Harris Financial Inc. (MHC)      NASDAQ   Harrisburg    PA         34   01/25/94    SAIF     Mutual HC
HAVN    Haven Bancorp Inc.               NASDAQ   Woodhaven     NY         40   09/23/93    SAIF     Regular
HBBI    Home Building Bancorp            NASDAQ   Washington    IN          2   02/08/95    SAIF     Regular
HBEI    Home Bancorp of Elgin Inc.       NASDAQ   Elgin         IL          4   09/27/96    SAIF     Regular
HBFW    Home Bancorp                     NASDAQ   Fort Wayne    IN          9   03/30/95    SAIF     Regular
HBNK    Highland Bancorp Inc.            NASDAQ   Burbank       CA          7      NA       SAIF     Not Avail.
HBS     Haywood Bancshares Inc.          AMSE     Waynesville   NC          4   12/18/87    BIF      Not Avail.
HCBB    HCB Bancshares Inc.              NASDAQ   Camden        AR          7   05/07/97    SAIF     Regular
HCBC    High Country Bancorp Inc.        NASDAQ   Salida        CO          3   12/10/97    SAIF     Regular
HCFC    Home City Financial Corp.        NASDAQ   Springfield   OH          1   12/30/96    SAIF     Regular
HEMT    HF Bancorp Inc.                  NASDAQ   Hemet         CA         19   06/30/95    SAIF     Regular
HFBC    HopFed Bancorp Inc.              NASDAQ   Hopkinsville  KY          5   02/09/98    SAIF     Regular
HFFB    Harrodsburg First Fin Bancorp    NASDAQ   Harrodsburg   KY          2   10/04/95    SAIF     Regular
HFFC    HF Financial Corp.               NASDAQ   Sioux Falls   SD         19   04/08/92    SAIF     Regular

                                                                    Page 3 of 40
                                                                     (Continued)

               Exhibit 7
  Selected Data on all Public Thrifts

                                             Key Financial Data as of The Most Recent Quarter
                                           ---------------------------------------------------

                                               Total   Loans/     Loans/  Deposits Borrowings/
                                              Assets   Deposits   Assets  Assets    Assets
 Ticker          Short Name                   ($000)     (%)       (%)      (%)      (%)
--------------------------------------     ---------------------------------------------------

FFSX    First Fed SB of Siouxland(MHC)       458,940     104.57    74.86   71.59    18.30
FFWC    FFW Corp.                            191,298     111.18    67.41   60.63    27.54
FFWD    Wood Bancorp Inc.                    166,546     107.84    82.40   76.41    10.11
FFYF    FFY Financial Corp.                  614,749     102.57    75.73   73.83    11.39
FGHC    First Georgia Holding Inc.           166,386     108.66    87.35   80.40    10.04
FIBC    Financial Bancorp Inc.               308,248      72.91    51.95   71.25    18.42
FISB    First Indiana Corp.                1,613,405     123.78    84.97   68.65    20.65
FKFS    First Keystone Financial             378,527      85.84    52.24   60.86    26.62
FKKY    Frankfort First Bancorp Inc.         132,809     149.57    93.58   62.57    19.44
FLAG    FLAG Financial Corp.                 238,463      92.76    69.10   74.49    14.27
FLFC    First Liberty Financial Corp.      1,275,398      96.26    70.84   73.60    17.72
FLGS    Flagstar Bancorp Inc.              2,033,260     178.76    88.94   49.75    35.36
FLKY    First Lancaster Bancshares            49,880     193.98    89.75   46.27    23.83
FMBD    First Mutual Bancorp Inc.            391,439      97.09    79.38   81.76     3.19
FMCO    FMS Financial Corp.                  581,660      64.86    53.29   82.17    10.31
FMSB    First Mutual Savings Bank            445,762      97.95    81.92   83.64     7.68
FNGB    First Northern Capital Corp.         667,696     124.29    89.69   72.16    15.47
FOBC    Fed One Bancorp                      366,776      64.74    45.70   70.59    17.75
FPRY    First Financial Bancorp              240,379      88.86    77.63   87.36     5.41
FSBI    Fidelity Bancorp Inc.                393,076      76.49    49.20   64.33    25.07
FSFF    First SecurityFed Financial          267,332      81.39    67.52   82.95     4.49
FSLA    First Savings Bank (MHC)           1,049,316      72.84    56.67   77.79    11.34
FSNJ    Bayonne Bancshares Inc.              610,639      55.62    38.51   69.23    13.98
FSPG    First Home Bancorp Inc.              525,092      87.30    53.80   61.63    31.09
FSPT    FirstSpartan Financial Corp.         495,319     111.60    80.67   72.29     0.00
FSSB    First FS&LA of San Bernardino        103,674      75.29    71.56   95.05     0.00
FSTC    First Citizens Corp.                 352,233      88.26    76.16   86.29     2.93
FTF     Texarkana First Financial Corp       180,259     103.06    82.23   79.79     3.59
FTFC    First Federal Capital Corp.        1,544,294     108.77    80.76   74.24    17.86
FTNB    Fulton Bancorp Inc.                  107,988     128.83    82.19   63.80    11.54
FTSB    Fort Thomas Financial Corp.           99,873     127.88    91.66   71.68    11.31
FWWB    First SB of Washington Bancorp     1,136,693     131.97    67.61   51.23    33.72
GAF     GA Financial Inc.                    783,948      66.61    39.27   58.95    25.29
GDVS    Greater Delaware Valley (MHC)        260,464      73.75    59.12   80.17     8.16
GDW     Golden West Financial              39,590,271    138.92    84.60   60.90    30.49
GFCO    Glenway Financial Corp.              304,621     113.58    84.64   74.52    14.24
GFED    Guaranty Federal Bcshs Inc.          230,616     122.15    76.06   62.27     6.56
GFSB    GFS Bancorp Inc.                      94,546     129.85    84.99   65.45    21.61
GLMR    Gilmer Financial Svcs, Inc.           42,171      81.48    56.24   69.02    20.27
GOSB    GSB Financial Corp.                  115,884      84.26    59.22   70.28     0.00
GPT     GreenPoint Financial Corp.         13,083,518     81.20    68.10   83.87     2.34
GSB     Golden State Bancorp Inc.          16,029,116    124.59    74.18   59.54    32.08
GSBC    Great Southern Bancorp Inc.          750,458     137.52    85.11   61.89    28.89
GSFC    Green Street Financial Corp.         179,700     114.11    72.61   63.63     0.00
GSLA    GS Financial Corp.                   131,071      85.99    36.77   42.76    13.00
GTPS    Great American Bancorp               141,976     100.29    79.11   78.88     0.00
GUPB    GFSB Bancorp Inc.                    114,745     100.38    55.33   55.12    31.43
HALL    Hallmark Capital Corp.               413,511     109.74    69.83   63.63    27.95
HARB    Harbor Florida Bancorp (MHC)       1,128,942      94.21    77.24   81.99     8.01
HARL    Harleysville Savings Bank            347,882      90.17    71.95   79.79    12.35
HARS    Harris Financial Inc. (MHC)        2,201,304      79.74    41.52   52.07    38.79
HAVN    Haven Bancorp Inc.                 1,974,890      84.31    58.27   69.12    22.37
HBBI    Home Building Bancorp                 42,430      90.16    68.17   75.61     9.43
HBEI    Home Bancorp of Elgin Inc.           352,595      NA       NA      70.40     1.42
HBFW    Home Bancorp                         350,038      97.67    84.49   86.51     0.00
HBNK    Highland Bancorp Inc.                549,638     119.91    79.34   66.17    24.56
HBS     Haywood Bancshares Inc.              152,796      97.44    75.44   77.42     6.87
HCBB    HCB Bancshares Inc.                  204,944      71.41    51.73   72.44     7.86
HCBC    High Country Bancorp Inc.             87,130     123.05    80.10   65.10    13.15
HCFC    Home City Financial Corp.             70,110     116.70    85.94   73.64     6.15
HEMT    HF Bancorp Inc.                    1,063,267      69.89    56.24   80.47    10.35
HFBC    HopFed Bancorp Inc.                  202,009      55.83    49.95   89.48     0.00
HFFB    Harrodsburg First Fin Bancorp        108,908     106.30    76.37   71.85     0.00
HFFC    HF Financial Corp.                   580,668      99.65    76.30   76.57    11.31

               Exhibit 7
  Selected Data on all Public Thrifts

                                                      Corporate
                                         ------------------------------------------------------------------------
                                                                                          Deposit
                                                                      Number             Insurance
                                                                        of                 Agency    Conversion
 Ticker          Short Name              Exchange    City      State  Offices   IPO Date (BIF/SAIF)     Type
--------------------------------------   ------------------------------------------------------------------------
HFGI    Harrington Financial Group       NASDAQ   Richmond      IN          5      NA       SAIF     Not Avail.
HFNC    HFNC Financial Corp.             NASDAQ   Charlotte     NC         10   12/29/95    SAIF     Regular
HFSA    Hardin Bancorp Inc.              NASDAQ   Hardin        MO          3   09/29/95    SAIF     Regular
HFWA    Heritage Financial Corp.         NASDAQ   Olympia       WA         10   01/09/98    SAIF     Mutual HC
HHFC    Harvest Home Financial Corp.     NASDAQ   Cheviot       OH          3   10/10/94    SAIF     Regular
HIFS    Hingham Instit. for Savings      NASDAQ   Hingham       MA          5   12/20/88    BIF      Regular
HMLK    Hemlock Federal Financial Corp   NASDAQ   Oak Forest    IL          3   04/02/97    SAIF     Regular
HMNF    HMN Financial Inc.               NASDAQ   Spring Valley MN         10   06/30/94    SAIF     Regular
HOMF    Home Federal Bancorp             NASDAQ   Seymour       IN         16   01/23/88    SAIF     Regular
HPBC    Home Port Bancorp Inc.           NASDAQ   Nantucket     MA          2   08/25/88    BIF      Regular
HRBF    Harbor Federal Bancorp Inc.      NASDAQ   Baltimore     MD          9   08/12/94    SAIF     Regular
HRZB    Horizon Financial Corp.          NASDAQ   Bellingham    WA         12   08/01/86    BIF      Regular
HTHR    Hawthorne Financial Corp.        NASDAQ   El Segundo    CA          6      NA       SAIF     Not Avail.
HWEN    Home Financial Bancorp           NASDAQ   Spencer       IN          1   07/02/96    SAIF     Regular
HZFS    Horizon Financial Svcs Corp.     NASDAQ   Oskaloosa     IA          3   06/30/94    SAIF     Regular
IBSF    IBS Financial Corp.              NASDAQ   Cherry Hill   NJ         10   10/13/94    SAIF     Regular
IFSB    Independence Federal Svgs Bank   NASDAQ   Washington    DC          2   06/06/85    SAIF     Regular
INBI    Industrial Bancorp Inc.          NASDAQ   Bellevue      OH         10   08/01/95    SAIF     Regular
INCB    Indiana Community Bank SB        NASDAQ   Lebanon       IN          4   12/15/94    SAIF     Regular
IPSW    Ipswich Savings Bank             NASDAQ   Ipswich       MA          6   05/26/93    BIF      Regular
ITLA    ITLA Capital Corp.               NASDAQ   La Jolla      CA          6   10/24/95    BIF      Not Avail.
IWBK    InterWest Bancorp Inc.           NASDAQ   Oak Harbor    WA         42      NA       SAIF     Not Avail.
JOAC    Joachim Bancorp Inc.             NASDAQ   De Soto       MO          1   12/28/95    SAIF     Regular
JSB     JSB Financial Inc.               NYSE     Lynbrook      NY         13   06/27/90    BIF      Regular
JSBA    Jefferson Savings Bancorp        NASDAQ   Ballwin       MO         31   04/08/93    SAIF     Regular
JXSB    Jacksonville Savings Bk (MHC)    NASDAQ   Jacksonville  IL          5   04/21/95    SAIF     Mutual HC
JXVL    Jacksonville Bancorp Inc.        NASDAQ   Jacksonville  TX          7   04/01/96    SAIF     Not Avail.
KFBI    Klamath First Bancorp            NASDAQ   Klamath Falls OR         33   10/05/95    SAIF     Regular
KNK     Kankakee Bancorp Inc.            AMSE     Kankakee      IL          9   01/06/93    SAIF     Regular
KSAV    KS Bancorp Inc.                  NASDAQ   Kenly         NC          5   12/30/93    SAIF     Regular
KSBK    KSB Bancorp Inc.                 NASDAQ   Kingfield     ME          8   06/24/93    BIF      Regular
KYF     Kentucky First Bancorp Inc.      AMSE     Cynthiana     KY          2   08/29/95    SAIF     Regular
LARK    Landmark Bancshares Inc.         NASDAQ   Dodge City    KS          5   03/28/94    SAIF     Regular
LARL    Laurel Capital Group Inc.        NASDAQ   Allison Park  PA          6   02/20/87    SAIF     Regular
LFBI    Little Falls Bancorp Inc.        NASDAQ   Little Falls  NJ          6   01/05/96    SAIF     Regular
LFCO    Life Financial Corp.             NASDAQ   Riverside     CA          5      NA       SAIF     Not Avail.
LFED    Leeds Federal Bankshares (MHC)   NASDAQ   Baltimore     MD          1   05/02/94    SAIF     Mutual HC
LISB    Long Island Bancorp Inc.         NASDAQ   Melville      NY         35   04/18/94    SAIF     Regular
LOGN    Logansport Financial Corp.       NASDAQ   Logansport    IN          1   06/14/95    SAIF     Regular
LONF    London Financial Corp.           NASDAQ   London        OH          1   04/01/96    SAIF     Regular
LSBI    LSB Financial Corp.              NASDAQ   Lafayette     IN          4   02/03/95    BIF      Regular
LSBX    Lawrence Savings Bank            NASDAQ   North Andover MA          5   05/02/86    BIF      Regular
LVSB    Lakeview Financial               NASDAQ   Paterson      NJ          8   12/22/93    SAIF     Regular
LXMO    Lexington B&L Financial Corp.    NASDAQ   Lexington     MO          4   06/06/96    SAIF     Regular
MAFB    MAF Bancorp Inc.                 NASDAQ   Clarendon HillIL         22   01/12/90    SAIF     Regular
MARN    Marion Capital Holdings          NASDAQ   Marion        IN          4   03/18/93    SAIF     Regular
MASB    MASSBANK Corp.                   NASDAQ   Reading       MA         15   05/28/86    BIF      Regular
MBB     MSB Bancorp Inc.                 AMSE     Goshen        NY         16   09/03/92    BIF      Regular
MBBC    Monterey Bay Bancorp Inc.        NASDAQ   Watsonville   CA          7   02/15/95    SAIF     Regular
MBLF    MBLA Financial Corp.             NASDAQ   Macon         MO          2   06/24/93    SAIF     Regular
MBSP    Mitchell Bancorp Inc.            NASDAQ   Spruce Pine   NC          1   07/12/96    SAIF     Regular
MCBN    Mid-Coast Bancorp Inc.           NASDAQ   Waldoboro     ME          2   11/02/89    SAIF     Regular
MDBK    Medford Bancorp Inc.             NASDAQ   Medford       MA         16   03/18/86    BIF      Regular
MECH    MECH Financial Inc.              NASDAQ   Hartford      CT         14   06/26/96    BIF      Regular
MERI    Meritrust Federal SB             NASDAQ   Thibodaux     LA          8      NA       SAIF     Not Avail.
METF    Metropolitan Financial Corp.     NASDAQ   Mayfield HeighOH         15      NA       SAIF     Not Avail.
MFBC    MFB Corp.                        NASDAQ   Mishawaka     IN          5   03/25/94    SAIF     Regular
MFFC    Milton Federal Financial Corp.   NASDAQ   West Milton   OH          3   10/07/94    SAIF     Regular
MFLR    Mayflower Co-operative Bank      NASDAQ   Middleboro    MA          4   12/23/87    BIF      Regular
MFSL    Maryland Federal Bancorp         NASDAQ   Hyattsville   MD         27   06/02/87    SAIF     Regular
MIFC    Mid-Iowa Financial Corp.         NASDAQ   Newton        IA          7   10/14/92    SAIF     Regular
MIVI    Mississippi View Holding Co.     NASDAQ   Little Falls  MN          1   03/24/95    SAIF     Regular
MONT    Montgomery Financial Corp.       NASDAQ   CrawfordsvilleIN          4   07/01/97    SAIF     Not Avail.
MRKF    Market Financial Corp.           NASDAQ   Mount Healthy OH          2   03/27/97    SAIF     Regular

                                                                    Page 4 of 40
                                                                     (Continued)

               Exhibit 7
  Selected Data on all Public Thrifts

                                             Key Financial Data as of The Most Recent Quarter
                                           ---------------------------------------------------

                                               Total   Loans/     Loans/  Deposits Borrowings/
                                              Assets   Deposits   Assets  Assets    Assets
 Ticker          Short Name                   ($000)     (%)       (%)      (%)      (%)
--------------------------------------     ---------------------------------------------------
HFGI    Harrington Financial Group           544,677      80.26    20.27   25.25    69.47
HFNC    HFNC Financial Corp.                 910,786     168.46    80.99   48.08    32.59
HFSA    Hardin Bancorp Inc.                  115,434      78.57    52.17   66.39    21.22
HFWA    Heritage Financial Corp.             328,601      96.25    65.58   68.13     0.00
HHFC    Harvest Home Financial Corp.          93,141      73.76    47.74   64.72    23.43
HIFS    Hingham Instit. for Savings          222,584     108.66    78.35   72.11    17.28
HMLK    Hemlock Federal Financial Corp       176,683      58.75    43.54   74.12     6.23
HMNF    HMN Financial Inc.                   691,232      95.67    64.68   67.61    18.47
HOMF    Home Federal Bancorp                 709,412     110.08    83.51   75.87    14.60
HPBC    Home Port Bancorp Inc.               208,815     124.63    85.01   68.21    19.99
HRBF    Harbor Federal Bancorp Inc.          233,572      84.08    63.59   75.64    10.74
HRZB    Horizon Financial Corp.              532,767      97.75    80.46   82.32     0.00
HTHR    Hawthorne Financial Corp.            928,197     106.51    91.74   86.13     8.62
HWEN    Home Financial Bancorp                43,504     134.87    80.32   59.55    22.99
HZFS    Horizon Financial Svcs Corp.          88,769      99.02    63.43   64.05    24.86
IBSF    IBS Financial Corp.                  728,181      38.98    29.98   76.91     4.54
IFSB    Independence Federal Svgs Bank       251,561      75.18    60.02   79.84    12.00
INBI    Industrial Bancorp Inc.              364,023     119.36    88.84   74.43     7.97
INCB    Indiana Community Bank SB             95,378      85.55    74.47   87.05     0.00
IPSW    Ipswich Savings Bank                 227,244     101.31    76.34   75.36    17.76
ITLA    ITLA Capital Corp.                 1,015,909      96.42    80.08   83.06     6.05
IWBK    InterWest Bancorp Inc.             1,982,317     100.38    58.48   58.26    34.43
JOAC    Joachim Bancorp Inc.                  34,229     105.57    74.11   70.20     0.00
JSB     JSB Financial Inc.                 1,531,068      83.22    61.03   73.33     0.00
JSBA    Jefferson Savings Bancorp          1,257,753      89.04    75.72   85.04     4.08
JXSB    Jacksonville Savings Bk (MHC)        168,036      88.88    77.83   87.56     0.13
JXVL    Jacksonville Bancorp Inc.            235,405      89.87    74.84   83.27     0.88
KFBI    Klamath First Bancorp                975,207      84.67    58.93   69.61    14.46
KNK     Kankakee Bancorp Inc.                343,409      86.13    70.23   81.54     6.84
KSAV    KS Bancorp Inc.                      113,978     105.55    83.64   79.24     7.02
KSBK    KSB Bancorp Inc.                     152,752     108.57    78.69   72.48    18.47
KYF     Kentucky First Bancorp Inc.           86,307      91.21    57.96   63.55    18.50
LARK    Landmark Bancshares Inc.             233,640     114.98    71.83   62.48    22.04
LARL    Laurel Capital Group Inc.            213,379      85.85    69.99   81.53     6.11
LFBI    Little Falls Bancorp Inc.            324,425      64.60    45.05   69.74    18.03
LFCO    Life Financial Corp.                 409,357     151.54    78.40   51.73    26.81
LFED    Leeds Federal Bankshares (MHC)       291,408      77.29    62.93   81.41     0.21
LISB    Long Island Bancorp Inc.           6,072,524      99.12    61.09   61.63    26.58
LOGN    Logansport Financial Corp.            86,115     105.42    74.18   70.37     7.55
LONF    London Financial Corp.                37,916      94.91    76.78   80.90     4.48
LSBI    LSB Financial Corp.                  206,584     130.74    87.14   66.65    24.29
LSBX    Lawrence Savings Bank                359,855      64.65    45.71   70.71    17.62
LVSB    Lakeview Financial                   517,974      64.23    45.77   71.25    16.56
LXMO    Lexington B&L Financial Corp.         92,450      85.27    68.38   80.19     0.87
MAFB    MAF Bancorp Inc.                   3,457,664     116.50    78.74   67.59    23.04
MARN    Marion Capital Holdings              191,854     117.66    81.96   69.66     5.57
MASB    MASSBANK Corp.                       925,403      33.62    29.43   87.51     0.08
MBB     MSB Bancorp Inc.                     773,991      54.77    48.40   88.38     0.04
MBBC    Monterey Bay Bancorp Inc.            408,096      82.96    65.16   78.55     9.18
MBLF    MBLA Financial Corp.                 223,558     119.87    58.40   48.72    37.91
MBSP    Mitchell Bancorp Inc.                 36,103     142.96    80.82   56.54     0.00
MCBN    Mid-Coast Bancorp Inc.                62,632     106.45    79.24   74.43    16.27
MDBK    Medford Bancorp Inc.               1,135,572      70.29    50.86   72.36    18.12
MECH    MECH Financial Inc.                  892,371      87.94    65.79   74.81    14.54
MERI    Meritrust Federal SB                 233,803      57.97    52.29   90.20     0.00
METF    Metropolitan Financial Corp.         924,985      96.71    77.14   79.76    14.69
MFBC    MFB Corp.                            264,097     120.27    78.98   65.67    20.90
MFFC    Milton Federal Financial Corp.       218,826      95.72    63.39   66.22    21.26
MFLR    Mayflower Co-operative Bank          131,908      75.13    58.05   77.27    12.13
MFSL    Maryland Federal Bancorp           1,184,294     120.86    84.08   69.57    20.43
MIFC    Mid-Iowa Financial Corp.             135,345      83.54    53.05   63.50    25.86
MIVI    Mississippi View Holding Co.          68,619      82.66    66.10   79.96     0.00
MONT    Montgomery Financial Corp.           105,671     123.48    88.98   72.06     7.82
MRKF    Market Financial Corp.                56,833      81.28    50.91   62.64     0.00

               Exhibit 7
  Selected Data on all Public Thrifts

                                                      Corporate
                                         ------------------------------------------------------------------------
                                                                                          Deposit
                                                                      Number             Insurance
                                                                        of                 Agency    Conversion
 Ticker          Short Name              Exchange    City      State  Offices   IPO Date (BIF/SAIF)     Type
--------------------------------------   ------------------------------------------------------------------------
MSBF    MSB Financial Inc.               NASDAQ   Marshall      MI          2   02/06/95    SAIF     Regular
MSBK    Mutual Savings Bank FSB          NASDAQ   Bay City      MI         22   07/17/92    SAIF     Regular
MWBI    Midwest Bancshares Inc.          NASDAQ   Burlington    IA          5   11/12/92    SAIF     Regular
MWBX    MetroWest Bank                   NASDAQ   Framingham    MA         13   10/10/86    BIF      Regular
MWFD    Midwest Federal Financial        NASDAQ   Baraboo       WI          9   07/08/92    SAIF     Regular
MYST    Mystic Financial Inc.            NASDAQ   Medford       MA          3   01/09/98    BIF      Regular
NASB    North American Savings Bank      NASDAQ   Grandview     MO          7   09/27/85    SAIF     Not Avail.
NBN     Northeast Bancorp                AMSE     Auburn        ME         12   08/19/87    BIF      Regular
NBSI    North Bancshares Inc.            NASDAQ   Chicago       IL          2   12/21/93    SAIF     Regular
NEIB    Northeast Indiana Bancorp        NASDAQ   Huntington    IN          3   06/28/95    SAIF     Regular
NHTB    New Hampshire Thrift Bncshrs     NASDAQ   Newport       NH         11   05/22/86    SAIF     Regular
NMSB    NewMil Bancorp Inc.              NASDAQ   New Milford   CT         15   02/01/86    BIF      Regular
NSLB    NS&L Bancorp Inc.                NASDAQ   Neosho        MO          2   06/08/95    SAIF     Regular
NSSY    NSS Bancorp Inc.                 NASDAQ   Norwalk       CT          8   06/16/94    BIF      Regular
NTBK    Net.B@nk Inc.                    NASDAQ   Alpharetta    GA    NA           NA       SAIF     Not Avail.
NTMG    Nutmeg Federal S&LA              NASDAQ   Danbury       CT          3      NA       SAIF     Not Avail.
NWEQ    Northwest Equity Corp.           NASDAQ   Amery         WI          3   10/11/94    SAIF     Regular
NWSB    Northwest Bancorp Inc. (MHC)     NASDAQ   Warren        PA         67   11/07/94    SAIF     Mutual HC
NYB     New York Bancorp Inc.            NYSE     Douglaston    NY         36   01/28/88    SAIF     Regular
OCFC    Ocean Financial Corp.            NASDAQ   Toms River    NJ         10   07/03/96    SAIF     Regular
OCN     Ocwen Financial Corp.            NYSE     West Palm BeacFL          1      NA       SAIF     Not Avail.
OFCP    Ottawa Financial Corp.           NASDAQ   Holland       MI         26   08/19/94    SAIF     Regular
OHSL    OHSL Financial Corp.             NASDAQ   Cincinnati    OH          5   02/10/93    SAIF     Regular
OSFS    Ohio State Financial Services    NASDAQ   Bridgeport    OH          2   09/29/97    SAIF     Regular
OTFC    Oregon Trail Financial Corp.     NASDAQ   Baker City    OR          7   10/06/97    SAIF     Regular
PBCI    Pamrapo Bancorp Inc.             NASDAQ   Bayonne       NJ          9   11/14/89    SAIF     Regular
PBCT    People's Bank (MHC)              NASDAQ   Bridgeport    CT        128   07/06/88    BIF      Mutual HC
PBHC    Pathfinder Bancorp Inc. (MHC)    NASDAQ   Oswego        NY          5   11/16/95    BIF      Mutual HC
PBKB    People's Bancshares Inc.         NASDAQ   New Bedford   MA         14   10/30/86    BIF      Regular
PCBC    Perry County Financial Corp.     NASDAQ   Perryville    MO          1   02/13/95    SAIF     Regular
PDB     Piedmont Bancorp Inc.            AMSE     Hillsborough  NC          1   12/08/95    SAIF     Regular
PEDE    Great Pee Dee Bancorp            NASDAQ   Cheraw        SC          1   12/31/97    SAIF     Regular
PEEK    Peekskill Financial Corp.        NASDAQ   Peekskill     NY          3   12/29/95    SAIF     Regular
PERM    Permanent Bancorp Inc.           NASDAQ   Evansville    IN         11   04/04/94    SAIF     Regular
PERT    Perpetual Bank (MHC)             NASDAQ   Anderson      SC          6   10/26/93    SAIF     Mutual HC
PFDC    Peoples Bancorp                  NASDAQ   Auburn        IN          7   07/07/87    SAIF     Regular
PFED    Park Bancorp Inc.                NASDAQ   Chicago       IL          3   08/12/96    SAIF     Regular
PFFB    PFF Bancorp Inc.                 NASDAQ   Pomona        CA         23   03/29/96    SAIF     Regular
PFFC    Peoples Financial Corp.          NASDAQ   Massillon     OH          2   09/13/96    SAIF     Regular
PFNC    Progress Financial Corp.         NASDAQ   Blue Bell     PA         10   07/18/83    SAIF     Regular
PFSB    PennFed Financial Services Inc   NASDAQ   West Orange   NJ         18   07/15/94    SAIF     Regular
PFSL    Pocahontas FS&LA (MHC)           NASDAQ   Pocahontas    AR          6   04/05/94    SAIF     Mutual HC
PHBK    Peoples Heritage Finl Group      NASDAQ   Portland      ME        142   12/04/86    BIF      Regular
PHFC    Pittsburgh Home Financial Corp   NASDAQ   Pittsburgh    PA          8   04/01/96    SAIF     Regular
PHSB    Peoples Home Savings Bk (MHC)    NASDAQ   Beaver Falls  PA          9   07/10/97    SAIF     Mutual HC
PKPS    Poughkeepsie Financial Corp.     NASDAQ   Poughkeepsie  NY         16   11/19/85    SAIF     Regular
PLSK    Pulaski Savings Bank (MHC)       NASDAQ   Springfield   NJ          6   04/03/97    SAIF     Mutual HC
PMFI    Perpetual Midwest Financial      NASDAQ   Cedar Rapids  IA          5   03/31/94    SAIF     Regular
PRBC    Prestige Bancorp Inc.            NASDAQ   Pleasant HillsPA          5   06/27/96    SAIF     Regular
PROV    Provident Financial Holdings     NASDAQ   Riverside     CA         10   06/28/96    SAIF     Regular
PSBK    Progressive Bank Inc.            NASDAQ   Fishkill      NY         17   08/01/84    BIF      Regular
PSFC    Peoples-Sidney Financial Corp.   NASDAQ   Sidney        OH          1   04/28/97    SAIF     Regular
PSFI    PS Financial Inc.                NASDAQ   Chicago       IL          1   11/27/96    SAIF     Regular
PTRS    Potters Financial Corp.          NASDAQ   East LiverpoolOH          4   12/31/93    SAIF     Regular
PULB    Pulaski Bank, Svgs Bank (MHC)    NASDAQ   St. Louis     MO          5   05/11/94    SAIF     Mutual HC
PULS    Pulse Bancorp                    NASDAQ   South River   NJ          5   09/18/86    SAIF     Regular
PVFC    PVF Capital Corp.                NASDAQ   Bedford HeightOH          9   12/30/92    SAIF     Supervisory
PVSA    Parkvale Financial Corp.         NASDAQ   Monroeville   PA         29   07/16/87    SAIF     Regular
PWBC    PennFirst Bancorp Inc.           NASDAQ   Ellwood City  PA         11   06/13/90    SAIF     Regular
PWBK    Pennwood Bancorp Inc.            NASDAQ   Pittsburgh    PA          3   07/15/96    SAIF     Regular
QCBC    Quaker City Bancorp Inc.         NASDAQ   Whittier      CA          8   12/30/93    SAIF     Regular
QCFB    QCF Bancorp Inc.                 NASDAQ   Virginia      MN          2   04/03/95    SAIF     Regular
QCSB    Queens County Bancorp Inc.       NASDAQ   Flushing      NY         11   11/23/93    BIF      Regular
RARB    Raritan Bancorp Inc.             NASDAQ   Bridgewater   NJ          7   03/01/87    BIF      Regular

                                                                    Page 6 of 40
                                                                     (Continued)


               Exhibit 7
  Selected Data on all Public Thrifts

                                             Key Financial Data as of The Most Recent Quarter
                                           ---------------------------------------------------

                                               Total   Loans/     Loans/  Deposits Borrowings/
                                              Assets   Deposits   Assets  Assets    Assets
 Ticker          Short Name                   ($000)     (%)       (%)      (%)      (%)
--------------------------------------     ---------------------------------------------------
MSBF    MSB Financial Inc.                    77,444     170.35    93.18   54.70    27.33
MSBK    Mutual Savings Bank FSB              644,740      78.29    49.47   63.19    28.78
MWBI    Midwest Bancshares Inc.              147,724      87.24    62.17   71.27    20.65
MWBX    MetroWest Bank                       608,941      91.58    75.56   82.51     9.10
MWFD    Midwest Federal Financial            211,689     101.01    76.07   75.31    14.46
MYST    Mystic Financial Inc.                198,417      72.13    62.99   87.32     5.80
NASB    North American Savings Bank          734,091     121.46    86.66   71.34    19.35
NBN     Northeast Bancorp                    278,733     131.30    82.14   62.55    28.50
NBSI    North Bancshares Inc.                122,978     105.58    64.43   61.03    23.66
NEIB    Northeast Indiana Bancorp            190,319     175.42    89.38   50.95    34.15
NHTB    New Hampshire Thrift Bncshrs         317,989      95.48    81.44   85.29     5.96
NMSB    NewMil Bancorp Inc.                  355,526      59.97    48.16   80.31     9.56
NSLB    NS&L Bancorp Inc.                     57,823      79.72    61.46   77.09     1.73
NSSY    NSS Bancorp Inc.                     670,749     104.06    66.01   63.43    27.12
NTBK    Net.B@nk Inc.                         81,104      74.74    42.42   56.76     0.00
NTMG    Nutmeg Federal S&LA                  105,151     111.58    88.08   78.94     9.99
NWEQ    Northwest Equity Corp.                99,558     129.34    81.80   63.25    24.47
NWSB    Northwest Bancorp Inc. (MHC)       2,248,816      86.53    73.31   84.73     5.06
NYB     New York Bancorp Inc.              3,264,749     122.25    63.01   51.54    40.14
OCFC    Ocean Financial Corp.              1,510,947      80.91    52.31   64.65    20.42
OCN     Ocwen Financial Corp.              3,069,165      NA       NA      64.60    14.78
OFCP    Ottawa Financial Corp.               885,817     114.99    84.97   73.89    16.42
OHSL    OHSL Financial Corp.                 238,905      93.69    72.43   77.31    11.12
OSFS    Ohio State Financial Services         38,559      89.49    63.95   71.46     0.00
OTFC    Oregon Trail Financial Corp.         257,049      80.51    58.73   72.94     0.00
PBCI    Pamrapo Bancorp Inc.                 376,714      69.48    56.71   81.62     3.68
PBCT    People's Bank (MHC)                8,184,000      94.10    66.90   71.09    19.01
PBHC    Pathfinder Bancorp Inc. (MHC)        196,770      80.32    62.21   77.45     9.49
PBKB    People's Bancshares Inc.             762,910     115.87    53.93   46.54    46.74
PCBC    Perry County Financial Corp.          85,030      24.44    17.73   72.56     7.64
PDB     Piedmont Bancorp Inc.                130,167     125.16    83.05   66.35    16.59
PEDE    Great Pee Dee Bancorp                 72,057     140.32    76.90   54.80     1.60
PEEK    Peekskill Financial Corp.            184,215      36.07    26.40   73.20     0.00
PERM    Permanent Bancorp Inc.               419,819      79.45    51.70   65.07    23.71
PERT    Perpetual Bank (MHC)                 292,059      94.75    65.71   69.36    18.49
PFDC    Peoples Bancorp                      294,291      99.60    82.42   82.75     1.41
PFED    Park Bancorp Inc.                    176,957      50.57    38.90   76.92     0.00
PFFB    PFF Bancorp Inc.                   2,765,855     110.18    67.98   61.70    27.41
PFFC    Peoples Financial Corp.               82,464      91.04    72.37   79.49     0.00
PFNC    Progress Financial Corp.             493,406      96.61    66.72   69.06    14.42
PFSB    PennFed Financial Services Inc     1,475,509     102.90    67.74   65.83    24.25
PFSL    Pocahontas FS&LA (MHC)               389,405     113.74    43.33   38.10    54.54
PHBK    Peoples Heritage Finl Group        6,795,337     100.99    71.37   70.68    19.57
PHFC    Pittsburgh Home Financial Corp       299,669     135.12    63.99   47.36    42.53
PHSB    Peoples Home Savings Bk (MHC)        217,735      58.00    46.43   80.05     6.08
PKPS    Poughkeepsie Financial Corp.         875,492     108.73    77.05   70.86    19.28
PLSK    Pulaski Savings Bank (MHC)           181,732      67.30    56.75   84.31     3.10
PMFI    Perpetual Midwest Financial          392,093     108.64    86.97   80.05     9.87
PRBC    Prestige Bancorp Inc.                143,263     105.95    67.42   63.63    24.21
PROV    Provident Financial Holdings         723,696     117.56    86.72   73.77    12.80
PSBK    Progressive Bank Inc.                883,494      71.92    65.00   90.39     0.00
PSFC    Peoples-Sidney Financial Corp.       106,239     117.64    88.16   74.94     0.00
PSFI    PS Financial Inc.                     85,698      86.24    41.58   48.21     9.92
PTRS    Potters Financial Corp.              122,716      78.90    64.84   82.19     8.03
PULB    Pulaski Bank, Svgs Bank (MHC)        180,485      95.57    80.53   84.26     1.22
PULS    Pulse Bancorp                        539,322      33.28    25.70   77.24    13.66
PVFC    PVF Capital Corp.                    396,214     116.54    92.95   79.76    10.49
PVSA    Parkvale Financial Corp.           1,019,143      84.62    75.17   88.84     1.95
PWBC    PennFirst Bancorp Inc.               910,770      NA       NA      43.87    45.00
PWBK    Pennwood Bancorp Inc.                 47,211      84.23    64.71   76.82     3.07
QCBC    Quaker City Bancorp Inc.             852,154     120.26    78.97   65.66    24.35
QCFB    QCF Bancorp Inc.                     152,668      63.75    43.30   67.92    11.89
QCSB    Queens County Bancorp Inc.         1,603,269     131.36    87.60   66.69    19.31
RARB    Raritan Bancorp Inc.                 408,308      79.42    65.56   82.56     8.60

               Exhibit 7
  Selected Data on all Public Thrifts

                                                      Corporate
                                         ------------------------------------------------------------------------
                                                                                          Deposit
                                                                      Number             Insurance
                                                                        of                 Agency    Conversion
 Ticker          Short Name              Exchange    City      State  Offices   IPO Date (BIF/SAIF)     Type
--------------------------------------   ------------------------------------------------------------------------
RCBK    Richmond County Financial Corp   NASDAQ   Staten Island NY         13   02/18/98    SAIF     Regular
REDF    RedFed Bancorp Inc.              NASDAQ   Redlands      CA         14   04/08/94    SAIF     Regular
RELI    Reliance Bancshares Inc.         NASDAQ   Milwaukee     WI          1   04/19/96    SAIF     Regular
RELY    Reliance Bancorp Inc.            NASDAQ   Garden City   NY         30   03/31/94    SAIF     Regular
RIVR    River Valley Bancorp             NASDAQ   Madison       IN          6   12/20/96    SAIF     Regular
ROSE    TR Financial Corp.               NASDAQ   Garden City   NY         15   06/29/93    BIF      Regular
RSLN    Roslyn Bancorp Inc.              NASDAQ   Roslyn        NY          8   01/13/97    BIF      Regular
RVSB    Riverview Bancorp Inc.           NASDAQ   Camas         WA          9   10/01/97    SAIF     Regular
SBFL    SB of the Finger Lakes (MHC)     NASDAQ   Geneva        NY          5   11/11/94    SAIF     Mutual HC
SBOS    Boston Bancorp (The)             NASDAQ   South Boston  MA          7   11/09/83    BIF      Regular
SCBS    Southern Community Bancshares    NASDAQ   Cullman       AL          1   12/23/96    SAIF     Regular
SCCB    S. Carolina Community Bancshrs   NASDAQ   Winnsboro     SC          3   07/07/94    SAIF     Regular
SFED    SFS Bancorp Inc.                 NASDAQ   Schenectady   NY          4   06/30/95    SAIF     Regular
SFFC    StateFed Financial Corp.         NASDAQ   Des Moines    IA          2   01/05/94    SAIF     Regular
SFIN    Statewide Financial Corp.        NASDAQ   Jersey City   NJ         16   10/02/95    SAIF     Regular
SFSB    SuburbFed Financial Corp.        NASDAQ   Flossmoor     IL         12   03/04/92    SAIF     Regular
SFSL    Security First Corp.             NASDAQ   Mayfield HeighOH         14   01/22/88    SAIF     Regular
SGVB    SGV Bancorp Inc.                 NASDAQ   West Covina   CA          8   06/29/95    SAIF     Regular
SHEN    First Shenango Bancorp Inc.      NASDAQ   New Castle    PA          4   04/06/93    SAIF     Regular
SHSB    SHS Bancorp Inc.                 NASDAQ   Pittsburgh    PA          3   10/01/97    SAIF     Regular
SIB     Staten Island Bancorp Inc.       NYSE     Staten Island NY         17   12/22/97    BIF      Regular
SISB    SIS Bancorp Inc.                 NASDAQ   Springfield   MA         34   02/08/95    BIF      Regular
SKAN    Skaneateles Bancorp Inc.         NASDAQ   Skaneateles   NY          9   06/02/86    BIF      Regular
SKBO    First Carnegie Deposit (MHC)     NASDAQ   Carnegie      PA          3   04/04/97    SAIF     Mutual HC
SMBC    Southern Missouri Bancorp Inc.   NASDAQ   Poplar Bluff  MO          8   04/13/94    SAIF     Regular
SOBI    Sobieski Bancorp Inc.            NASDAQ   South Bend    IN          3   03/31/95    SAIF     Regular
SOPN    First Savings Bancorp Inc.       NASDAQ   Southern PinesNC          5   01/06/94    SAIF     Regular
SOSA    Somerset Savings Bank            NASDAQ   Somerville    MA          5   07/09/86    BIF      Regular
SPBC    St. Paul Bancorp Inc.            NASDAQ   Chicago       IL         53   05/18/87    SAIF     Regular
SRN     Southern Banc Co.                AMSE     Gadsden       AL          4   10/05/95    SAIF     Regular
SSB     Scotland Bancorp Inc.            AMSE     Laurinburg    NC          2   04/01/96    SAIF     Regular
SSFC    South Street Financial Corp.     NASDAQ   Albemarle     NC          2   10/03/96    SAIF     Regular
SSM     Stone Street Bancorp Inc.        AMSE     Mocksville    NC          2   04/01/96    SAIF     Regular
STFR    St. Francis Capital Corp.        NASDAQ   Brookfield    WI         24   06/21/93    SAIF     Regular
STSA    Sterling Financial Corp.         NASDAQ   Spokane       WA         41      NA       SAIF     Not Avail.
SVRN    Sovereign Bancorp Inc.           NASDAQ   Wyomissing    PA        179   08/12/86    SAIF     Regular
SWBI    kouthwest Bancshares Inc.        NASDAQ   Hometown      IL          6   06/24/92    SAIF     Regular
SWCB    Sandwich Bancorp Inc.            NASDAQ   Sandwich      MA         11   07/25/86    BIF      Regular
SZB     SouthFirst Bancshares Inc.       AMSE     Sylacauga     AL          4   02/14/95    SAIF     Regular
THR     Three Rivers Financial Corp.     AMSE     Three Rivers  MI          4   08/24/95    SAIF     Regular
THRD    TF Financial Corp.               NASDAQ   Newtown       PA         14   07/13/94    SAIF     Regular
TPNZ    Tappan Zee Financial Inc.        NASDAQ   Tarrytown     NY          1   10/05/95    SAIF     Regular
TRIC    Tri-County Bancorp Inc.          NASDAQ   Torrington    WY          2   09/30/93    SAIF     Regular
TSBK    Timberland Bancorp Inc.          NASDAQ   Hoquiam       WA          8   01/13/98    SAIF     Regular
TSBS    Peoples Bancorp Inc. (MHC)       NASDAQ   Lawrenceville NJ         14   08/03/95    BIF      Mutual HC
TSH     Teche Holding Co.                AMSE     Franklin      LA          9   04/19/95    SAIF     Regular
TWIN    Twin City Bancorp                NASDAQ   Bristol       TN          3   01/04/95    SAIF     Regular
UBMT    United Financial Corp.           NASDAQ   Great Falls   MT          4   09/23/86    SAIF     Regular
UCBC    Union Community Bancorp          NASDAQ   CrawfordsvilleIN          1   12/29/97    SAIF     Regular
UFRM    United Federal Savings Bank      NASDAQ   Rocky Mount   NC         13   07/01/80    SAIF     Regular
USAB    USABancshares, Inc.              NASDAQ   Philadelphia  PA          1      NA       BIF      Not Avail.
UTBI    United Tennessee Bankshares      NASDAQ   Newport       TN          2   01/05/98    SAIF     Regular
VABF    Virginia Beach Fed. Financial    NASDAQ   Virginia BeachVA         14   11/01/80    SAIF     Not Avail.
WAMU    Washington Mutual Inc.           NASDAQ   Seattle       WA        914   03/11/83    BIF      Regular
WAYN    Wayne Savings Bancshares (MHC)   NASDAQ   Wooster       OH          6   06/25/93    SAIF     Mutual HC
WBST    Webster Financial Corp.          NASDAQ   Waterbury     CT         84   12/12/86    SAIF     Regular
WCBI    Westco Bancorp Inc.              NASDAQ   Westchester   IL          1   06/26/92    SAIF     Regular
WCFB    Webster City Federal SB (MHC)    NASDAQ   Webster City  IA          1   08/15/94    SAIF     Mutual HC
WEFC    Wells Financial Corp.            NASDAQ   Wells         MN          8   04/11/95    SAIF     Regular
WEHO    Westwood Homestead Fin. Corp.    NASDAQ   Cincinnati    OH          2   09/30/96    SAIF     Regular
WES     Westcorp                         NYSE     Irvine        CA         26   05/01/86    SAIF     Not Avail.
WFI     Winton Financial Corp.           AMSE     Cincinnati    OH          5   08/04/88    SAIF     Regular
WFSL    Washington Federal Inc.          NASDAQ   Seattle       WA        104   11/17/82    SAIF     Regular
WHGB    WHG Bancshares Corp.             NASDAQ   Lutherville   MD          5   04/01/96    SAIF     Regular

                                                                    Page 6 of 40
                                                                     (Continued)


               Exhibit 7
  Selected Data on all Public Thrifts

                                             Key Financial Data as of The Most Recent Quarter
                                           ---------------------------------------------------

                                               Total   Loans/     Loans/  Deposits Borrowings/
                                              Assets   Deposits   Assets  Assets    Assets
 Ticker          Short Name                   ($000)     (%)       (%)      (%)      (%)
--------------------------------------     ---------------------------------------------------
RCBK    Richmond County Financial Corp     1,096,040      59.86    49.82   83.23     6.36
REDF    RedFed Bancorp Inc.                1,009,754     106.89    89.41   83.65     6.38
RELI    Reliance Bancshares Inc.              44,544     156.23    61.99   39.68     8.98
RELY    Reliance Bancorp Inc.              2,243,100      61.83    44.18   71.46    17.62
RIVR    River Valley Bancorp                 138,461      98.31    82.13   83.54     2.17
ROSE    TR Financial Corp.                 3,843,056      93.67    53.68   57.31    33.79
RSLN    Roslyn Bancorp Inc.                3,601,079      51.16    27.59   53.94    26.84
RVSB    Riverview Bancorp Inc.               263,045      95.96    62.52   65.15    11.23
SBFL    SB of the Finger Lakes (MHC)         247,708      64.11    48.28   75.30    14.93
SBOS    Boston Bancorp (The)               1,715,070      24.42    19.25   78.85     7.61
SCBS    Southern Community Bancshares         70,893      82.38    65.68   79.73     0.00
SCCB    S. Carolina Community Bancshrs        45,092     102.09    79.79   78.16     0.00
SFED    SFS Bancorp Inc.                     174,428      89.43    77.15   86.26     0.00
SFFC    StateFed Financial Corp.              88,608     129.09    77.43   59.98    21.44
SFIN    Statewide Financial Corp.            703,112      75.00    47.20   62.93    26.75
SFSB    SuburbFed Financial Corp.            438,462      93.01    67.17   72.22    19.40
SFSL    Security First Corp.                 677,876     122.18    90.78   74.30    15.22
SGVB    SGV Bancorp Inc.                     407,821     107.32    77.78   72.47    18.94
SHEN    First Shenango Bancorp Inc.          374,972      94.19    69.14   73.40    12.73
SHSB    SHS Bancorp Inc.                      88,460      89.35    65.63   73.46    12.05
SIB     Staten Island Bancorp Inc.         2,651,170      67.66    41.44   61.24     9.43
SISB    SIS Bancorp Inc.                   1,733,618      67.19    49.12   73.10    17.30
SKAN    Skaneateles Bancorp Inc.             256,101      99.34    83.96   84.52     7.05
SKBO    First Carnegie Deposit (MHC)         143,650      80.92    43.54   53.81    27.58
SMBC    Southern Missouri Bancorp Inc.       159,926     105.93    73.51   69.40    13.15
SOBI    Sobieski Bancorp Inc.                 87,553     119.91    78.90   65.80    19.25
SOPN    First Savings Bancorp Inc.           300,816      95.76    66.82   69.78     6.65
SOSA    Somerset Savings Bank                539,672      92.09    77.80   84.47     8.04
SPBC    St. Paul Bancorp Inc.              4,557,336      99.16    71.46   72.07    17.31
SRN     Southern Banc Co.                    105,116      45.68    37.36   81.78     0.00
SSB     Scotland Bancorp Inc.                 61,473      98.05    72.79   74.24     0.00
SSFC    South Street Financial Corp.         228,491      79.16    49.54   62.58     9.19
SSM     Stone Street Bancorp Inc.            104,773     135.09    86.03   63.68     4.82
STFR    St. Francis Capital Corp.          1,597,648      70.33    46.86   66.63    24.26
STSA    Sterling Financial Corp.           1,876,250     104.57    57.76   55.24    35.57
SVRN    Sovereign Bancorp Inc.             14,336,283    126.06    69.38   55.03    38.31
SWBI    kouthwest Bancshares Inc.            368,282      95.87    73.68   76.86     9.19
SWCB    Sandwich Bancorp Inc.                518,697      87.64    71.48   81.55     8.79
SZB     SouthFirst Bancshares Inc.           165,388      77.55    61.16   78.86    10.73
THR     Three Rivers Financial Corp.          97,487     102.81    64.69   62.93    22.30
THRD    TF Financial Corp.                   597,047      56.11    42.33   75.44    14.80
TPNZ    Tappan Zee Financial Inc.            126,470      57.04    46.57   81.63     0.00
TRIC    Tri-County Bancorp Inc.               89,999      90.20    45.50   50.45    33.00
TSBK    Timberland Bancorp Inc.              293,278      74.42    64.47   86.63     4.16
TSBS    Peoples Bancorp Inc. (MHC)           640,419      81.04    62.44   77.04     4.68
TSH     Teche Holding Co.                    408,591     125.67    85.57   68.09    17.60
TWIN    Twin City Bancorp                    108,687      84.28    71.59   84.94     0.92
UBMT    United Financial Corp.               103,082      47.48    33.21   69.95     4.85
UCBC    Union Community Bancorp               82,789     120.55    88.00   73.00     9.52
UFRM    United Federal Savings Bank          304,159      96.81    84.64   87.42     3.29
USAB    USABancshares, Inc.                   64,269      73.78    53.03   71.88    18.99
UTBI    United Tennessee Bankshares           64,860      83.00    73.05   88.02     0.00
VABF    Virginia Beach Fed. Financial        605,486     120.74    77.29   64.01    28.11
WAMU    Washington Mutual Inc.             96,981,099    133.00    69.92   52.57    39.39
WAYN    Wayne Savings Bancshares (MHC)       255,124      96.59    81.25   84.12     5.49
WBST    Webster Financial Corp.            7,019,621      89.74    55.81   62.19    28.89
WCBI    Westco Bancorp Inc.                  315,944      92.83    76.28   82.17     0.00
WCFB    Webster City Federal SB (MHC)         95,121      76.48    57.51   75.20     0.25
WEFC    Wells Financial Corp.                201,436      NA       NA      72.17    12.16
WEHO    Westwood Homestead Fin. Corp.        134,259     133.64    87.83   65.72    11.00
WES     Westcorp                           3,728,865      93.59    50.22   53.66    21.54
WFI     Winton Financial Corp.               329,897     114.46    86.07   75.20    16.19
WFSL    Washington Federal Inc.            5,713,308     145.30    74.04   50.96    33.90
WHGB    WHG Bancshares Corp.                 101,331     104.08    78.47   75.39     3.95

               Exhibit 7
  Selected Data on all Public Thrifts

                                                      Corporate
                                         ------------------------------------------------------------------------
                                                                                          Deposit
                                                                      Number             Insurance
                                                                        of                 Agency    Conversion
 Ticker          Short Name              Exchange    City      State  Offices   IPO Date (BIF/SAIF)     Type
--------------------------------------   ------------------------------------------------------------------------
WOFC    Western Ohio Financial Corp.     NASDAQ   Springfield   OH         10   07/29/94    SAIF     Regular
WRNB    Warren Bancorp Inc.              NASDAQ   Peabody       MA          6   07/09/86    BIF      Regular
WSB     Washington Savings Bank, FSB     AMSE     Bowie         MD          5      NA       SAIF     Not Avail.
WSBI    Warwick Community Bancorp        NASDAQ   Warwick       NY          4   12/23/97    BIF      Regular
WSFS    WSFS Financial Corp.             NASDAQ   Wilmington    DE         16   11/26/86    BIF      Regular
WSTR    WesterFed Financial Corp.        NASDAQ   Missoula      MT         36   01/10/94    SAIF     Regular
WVFC    WVS Financial Corp.              NASDAQ   Pittsburgh    PA          5   11/29/93    SAIF     Regular
WYNE    Wayne Bancorp Inc.               NASDAQ   Wayne         NJ          5   06/27/96    SAIF     Regular
YFCB    Yonkers Financial Corp.          NASDAQ   Yonkers       NY          5   04/18/96    SAIF     Regular
YFED    York Financial Corp.             NASDAQ   York          PA         22   02/01/84    SAIF     Regular
-----------------------------------------------------------------------------------------------------------------
        Average

                                                                    Page 7 of 40
                                                                     (Continued)

               Exhibit 7
  Selected Data on all Public Thrifts

                                             Key Financial Data as of The Most Recent Quarter
                                           ---------------------------------------------------

                                               Total   Loans/     Loans/  Deposits Borrowings/
                                              Assets   Deposits   Assets  Assets    Assets
 Ticker          Short Name                   ($000)     (%)       (%)      (%)      (%)
--------------------------------------     ---------------------------------------------------
WOFC    Western Ohio Financial Corp.         397,425     126.01    76.82   60.96    24.66
WRNB    Warren Bancorp Inc.                  370,993      74.33    65.17   87.68     0.79
WSB     Washington Savings Bank, FSB         264,904      53.13    47.35   89.13     1.89
WSBI    Warwick Community Bancorp            298,170      79.95    57.96   72.49    14.54
WSFS    WSFS Financial Corp.               1,515,217     102.91    52.09   50.62    42.55
WSTR    WesterFed Financial Corp.          1,035,096     105.14    65.50   62.29    25.33
WVFC    WVS Financial Corp.                  292,022      97.44    55.77   57.23    28.97
WYNE    Wayne Bancorp Inc.                   270,043      91.24    67.06   73.50    11.85
YFCB    Yonkers Financial Corp.              331,802      65.56    42.85   65.36    20.43
YFED    York Financial Corp.               1,182,276     101.73    87.29   85.81     3.46
-----------------------------------------  ---------------------------------------------------
        Average                            1,533,407      97.58    67.61   70.61    15.12

               Exhibit 7
  Selected Data on all Public Thrifts

                                                      Corporate
                                         ------------------------------------------------------------------------
                                                                                          Deposit
                                                                      Number             Insurance
                                                                        of                 Agency    Conversion
 Ticker          Short Name              Exchange    City      State  Offices   IPO Date (BIF/SAIF)     Type
--------------------------------------   ------------------------------------------------------------------------
           Comparable Thrift Data
CSBF    CSB Financial Group Inc.         NASDAQ   Centralia     IL          2   10/09/95    SAIF     Regular
FLKY    First Lancaster Bancshares       NASDAQ   Lancaster     KY          1   07/01/96    SAIF     Regular
HBBI    Home Building Bancorp            NASDAQ   Washington    IN          2   02/08/95    SAIF     Regular
HWEN    Home Financial Bancorp           NASDAQ   Spencer       IN          1   07/02/96    SAIF     Regular
LONF    London Financial Corp.           NASDAQ   London        OH          1   04/01/96    SAIF     Regular
MBSP    Mitchell Bancorp Inc.            NASDAQ   Spruce Pine   NC          1   07/12/96    SAIF     Regular
NSLB    NS&L Bancorp Inc.                NASDAQ   Neosho        MO          2   06/08/95    SAIF     Regular
PWBK    Pennwood Bancorp Inc.            NASDAQ   Pittsburgh    PA          3   07/15/96    SAIF     Regular
RELI    Reliance Bancshares Inc.         NASDAQ   Milwaukee     WI          1   04/19/96    SAIF     Regular
SCCB    S. Carolina Community Bancshrs   NASDAQ   Winnsboro     SC          3   07/07/94    SAIF     Regular
-----------------------------------------------------------------------------------------------------------------
        Average

        Median
        Maximum
        Minimum

        Carnegie Savings Bank                     Carnegie      PA          1            BIF          Regular

        Variance to the Comparable Median

                                                                    Page 8 of 40
                                                                     (Continued)

               Exhibit 7
  Selected Data on all Public Thrifts

                                             Key Financial Data as of The Most Recent Quarter
                                           ---------------------------------------------------

                                               Total   Loans/     Loans/  Deposits Borrowings/
                                              Assets   Deposits   Assets  Assets    Assets
 Ticker          Short Name                   ($000)     (%)       (%)      (%)      (%)
--------------------------------------     ---------------------------------------------------
           Comparable Thrift Data
CSBF    CSB Financial Group Inc.              47,602      75.10    57.23   76.21     0.00
FLKY    First Lancaster Bancshares            49,880     193.98    89.75   46.27    23.83
HBBI    Home Building Bancorp                 42,430      90.16    68.17   75.61     9.43
HWEN    Home Financial Bancorp                43,504     134.87    80.32   59.55    22.99
LONF    London Financial Corp.                37,916      94.91    76.78   80.90     4.48
MBSP    Mitchell Bancorp Inc.                 36,103     142.96    80.82   56.54     0.00
NSLB    NS&L Bancorp Inc.                     57,823      79.72    61.46   77.09     1.73
PWBK    Pennwood Bancorp Inc.                 47,211      84.23    64.71   76.82     3.07
RELI    Reliance Bancshares Inc.              44,544     156.23    61.99   39.68     8.98
SCCB    S. Carolina Community Bancshrs        45,092     102.09    79.79   78.16     0.00
-----------------------------------------  ------------------------------------------------
        Average
                                              45,211     115.43    72.10   66.68     7.45
        Median                                44,818      98.50    72.48   75.91     3.78
        Maximum                               57,823     193.98    89.75   80.90    23.83
        Minimum                               36,103      75.10    57.23   39.68     0.00

        Carnegie Savings Bank                 16,723      63.15    57.32   90.76     0.00

        Variance to the Comparable Median    (28,095)    (35.35)  (15.16)  14.85    (3.78)


          Exhibit 7
Selected Data on all Public Thrifts

                                                    Capital as of The Most Recent Quarter
                                     ----------------------------------------------------------------------------
                                                  Tangible    Intangible   Regulatory   Equity +   Total Capital/
                                          Equity/  Equity/      Assets/     Core Cap/   Reserves/  Risk Adjusted
                                          Assets  Tang Assets   Equity       Assets      Assets       Assets
Ticker        Short Name                    (%)      (%)                       (%)         (%)         (%)
-------------------------------      ----------------------------------------------------------------------------
%CAL    California Federal Bank            7.44      5.33        29.97        5.73         8.77        11.83
%CCMD   Chevy Chase Bank, FSB              6.08      5.05        17.72        6.65         7.91        13.01
AABC    Access Anytime Bancorp Inc.        8.65      8.65         0.00        7.35         9.14        16.79
AADV    Advantage Bancorp Inc.            10.02      9.44         6.45        6.58        10.59        14.97
ABBK    Abington Bancorp Inc.              6.83      6.25         8.97        6.01         7.26        13.02
ABCL    Alliance Bancorp Inc.              9.60      9.50         1.16        8.50        10.00        16.48
ABCW    Anchor BanCorp Wisconsin           6.65      6.54         1.63        5.79         7.78        10.51
AFBC    Advance Financial Bancorp         15.22     15.22         0.00       15.50        15.53        23.60
AFCB    Affiliated Community Bancorp       9.79      9.74         0.50        9.88        10.54        18.59
AFED    AFSALA Bancorp Inc.               12.52     12.52         0.00       12.48        13.22        29.70
AHCI    Ambanc Holding Co.                11.37     11.37         0.00        9.27        12.16        21.87
AHM     H.F. Ahmanson & Co.                5.13      4.56        11.70        5.87         5.94        11.82
ALBC    Albion Banc Corp.                  8.56      8.56         0.00       NA            8.95        NA
ALBK    ALBANK Financial Corp.             8.81      6.98        22.32       NA            9.52        NA
AMFC    AMB Financial Corp.               14.77     14.77         0.00       NA           15.18        NA
ANA     Acadiana Bancshares Inc.          16.95     16.95         0.00       13.74        17.95        26.66
ANDB    Andover Bancorp Inc.               8.10      8.10         0.00        8.20         9.04        15.04
ANE     Alliance Bncp of New England       7.61      7.41         2.79       NA            8.82        NA
ASBI    Ameriana Bancorp                  11.21     11.20         0.06       10.46        11.49        19.12
ASBP    ASB Financial Corp.               15.46     15.46         0.00       12.70        16.18        27.60
ASFC    Astoria Financial Corp.            8.54      6.24        28.72        5.41         8.92        15.08
ATSB    AmTrust Capital Corp.             10.83     10.73         0.99       10.00        11.55        17.00
AVND    Avondale Financial Corp.           8.48      8.48         0.00        8.31         9.64        16.54
BANC    BankAtlantic Bancorp Inc.          6.76      5.96        12.64       11.12         7.69        18.64
BDJI    First Federal Bancorp.            10.18     10.18         0.00        9.27        10.55        18.78
BFD     BostonFed Bancorp Inc.             8.37      8.09         3.66       NA            9.05        NA
BFFC    Big Foot Financial Corp.          17.54     17.54         0.00       12.38        17.68        34.07
BFSB    Bedford Bancshares Inc.           14.52     14.52         0.00       12.88        15.04        25.37
BKC     American Bank of Connecticut       9.02      8.75         3.29        7.58         9.90        14.40
BKCT    Bancorp Connecticut Inc.          10.60     10.60         0.00       10.02        11.79        17.33
BKUNA   BankUnited Financial Corp.         4.81      4.35        10.00        7.12         4.95        12.91
BNKU    Bank United Corp.                  4.89      4.77         2.54        7.41         5.17        11.98
BPLS    Bank Plus Corp.                    4.35      3.98         8.92        5.48         5.56        11.99
BTHL    Bethel Bancorp                     8.48      7.36        14.28        7.38         9.63        13.39
BVCC    Bay View Capital Corp.             5.35      4.48        16.99        6.36         6.53        10.87
BWFC    Bank West Financial Corp.         13.66     13.66         0.00       11.62        13.81        22.22
BYFC    Broadway Financial Corp.          10.57     10.57         0.00        8.61        11.43        14.69
CAFI    Camco Financial Corp.              9.41      8.78         7.25        9.16         9.66        16.74
CAPS    Capital Savings Bancorp Inc.       9.43      9.43         0.00        8.26         9.75        16.86
CASB    Cascade Financial Corp.            6.94      6.94         0.00        6.88         7.91        11.96
CASH    First Midwest Financial Inc.      10.83      9.77        10.82        8.40        11.33        14.30
CATB    Catskill Financial Corp.          24.32     24.32         0.00       20.65        24.96        61.01
CBCI    Calumet Bancorp Inc.              16.77     16.77         0.00       10.68        18.02        17.38
CBES    CBES Bancorp Inc.                 15.78     15.78         0.00       12.01        16.27        14.89
CBK     Citizens First Financial Corp.    13.88     13.88         0.00       11.08        14.18        18.49
CBSA    Coastal Bancorp Inc.               3.60      3.08        14.99        5.52         3.86        11.98
CBSB    Charter Financial Inc.            15.54     14.14        10.49       12.53        16.11        22.83
CCFH    CCF Holding Co.                   10.66     10.66         0.00        9.53        11.23        15.08
CEBK    Central Co-operative Bank          9.82      8.97         9.58       NA           10.61        NA
CENB    Century Bancorp Inc.              30.15     30.15         0.00       19.17        30.69        44.51
CENF    CENFED Financial Corp.             5.56      5.55         0.16        5.69         6.30        11.43
CFB     Commercial Federal Corp.           6.38      5.79         9.83        6.83         7.04        14.40
CFBC    Community First Banking Co.       17.80     17.61         1.32       12.00        18.36        17.42
CFCP    Coastal Financial Corp.            5.97      5.97         0.00        6.01         6.87        11.09
CFFC    Community Financial Corp.         13.63     13.63         0.00       11.68        14.20        17.45
CFNC    Carolina Fincorp Inc.             22.71     22.71         0.00       14.98        23.07        NA
CFSB    CFSB Bancorp Inc.                  7.92      7.92         0.00        7.63         8.47        13.77
CFTP    Community Federal Bancorp         26.46     26.46         0.00       23.54        26.72        54.93
CFX     CFX Corp.                          8.55      8.27         3.54        8.32         9.31        14.39
CIBI    Community Investors Bancorp       11.58     11.58         0.00       11.00        12.12        20.70
CKFB    CKF Bancorp Inc.                  21.89     21.89         0.00       19.59        22.09        34.13
CLAS    Classic Bancshares Inc.           15.06     13.14        14.67       11.60        15.68        23.5
CMRN    Cameron Financial Corp            21.44     21.44         0.00       16.89        22.25        25.56
CMSB    Commonwealth Bancorp Inc.          9.47      7.63        21.06        6.60         9.87        13.40

                                                                    Page 9 of 40
                                                                     (Continued)

          Exhibit 7
Selected Data on all Public Thrifts

                                         Asset Quality as of The Most Recent Quarter     Profitability as of The Most Recent Quarter
                                     ---------------------------------------------------- ------------------------------------------

                                       NPLs/ Reserves/ NPAs/    NPAs/  Reserves/Reserves/       Return on    Return on
                                       Loans   NPLs    Assets  Equity   Loans   NPAs + 90      Avg Assets    Avg Equity
Ticker        Short Name                (%)     (%)     (%)      (%)     (%)      (%)             (%)          (%)
-------------------------------      ---------------------------------------------------- ------------------------------------------
%CAL    California Federal Bank         1.24  160.38     1.11   14.92     1.99  119.83             0.86        11.17
%CCMD   Chevy Chase Bank, FSB           1.03  402.39     1.84   30.30     4.15   80.93             0.77        13.65
AABC    Access Anytime Bancorp Inc.     2.90   32.57     1.58   18.26     0.95   31.35             1.44        22.55
AADV    Advantage Bancorp Inc.          0.50  208.92     0.47    4.66     1.05  121.57             1.13        12.18
ABBK    Abington Bancorp Inc.           0.19  366.56     0.17    2.44     0.68  233.13             0.87        12.60
ABCL    Alliance Bancorp Inc.           0.31  178.52     0.27    2.79     0.56  147.57             0.79         8.54
ABCW    Anchor BanCorp Wisconsin        0.60  235.13     0.97   14.59     1.42  117.38             1.04        15.95
AFBC    Advance Financial Bancorp       0.90   38.71     0.79    5.17     0.35   27.69             0.87         5.67
AFCB    Affiliated Community Bancorp    0.63  192.11     0.39    3.98     1.21  192.06             1.09        11.14
AFED    AFSALA Bancorp Inc.             0.58  250.44     0.3     2.39     1.46  234.3              0.79         5.91
AHCI    Ambanc Holding Co.              1.09  135.52     0.62    5.46     1.48  107.99            (0.54)       (4.24)
AHM     H.F. Ahmanson & Co.             2.09   58.49     1.73   33.72     1.22   46.72             0.87        17.14
ALBC    Albion Banc Corp.               0.17  321.43     0.12    1.39     0.53  321.43             0.50         5.54
ALBK    ALBANK Financial Corp.          0.86  118.60     0.7     7.94     1.02   81.33             1.19        13.03
AMFC    AMB Financial Corp.            NA      NA       NA      NA        0.53   NA                1.10         6.83
ANA     Acadiana Bancshares Inc.        0.59  223.09     0.50    2.94     1.32  201.03             0.98         5.62
ANDB    Andover Bancorp Inc.            0.80  159.52     0.62    7.71     1.27  151.68             1.06        13.24
ANE     Alliance Bncp of New England    2.06   92.34     1.56   20.56     1.91   75.91             0.86        12.29
ASBI    Ameriana Bancorp                0.56   65.63     0.49    4.4      0.37   53.03             0.92         8.36
ASBP    ASB Financial Corp.             0.12  876.09     0.08    0.53     1.03   78.25             0.92         5.89
ASFC    Astoria Financial Corp.         0.88  105.11     0.52    6.04     0.92   67.77             0.82        10.23
ATSB    AmTrust Capital Corp.           2.37   43.83     1.81   16.68     1.04   40.38             0.41         3.87
AVND    Avondale Financial Corp.        2.52  101.74     1.35   15.88     2.56   86.34            (2.03)      (22.59)
BANC    BankAtlantic Bancorp Inc.      NA      NA        1.07   15.90     1.35   84.73             1.01        17.43
BDJI    First Federal Bancorp.          0.03   NM        0.03    0.27     0.79  198.64             0.66         6.10
BFD     BostonFed Bancorp Inc.          0.20  417.19     0.18    2.18     0.82  371.41             0.75         8.21
BFFC    Big Foot Financial Corp.       NA      NA       NA      NA        0.30  150.75            NA           NA
BFSB    Bedford Bancshares Inc.         0.00   NM        0.00    0.00     0.60   96.46             1.20         8.39
BKC     American Bank of Connecticut    3.07   49.97     2.11   23.44     1.54   41.86             1.33        15.85
BKCT    Bancorp Connecticut Inc.        1.10  185.46     0.91    8.60     2.04  131.37             1.39        13.48
BKUNA   BankUnited Financial Corp.      0.39   40.78     0.37    7.78     0.16   37.97             0.44         7.37
BNKU    Bank United Corp.               0.72   50.53     0.68   14.00     0.36   41.06             0.70        13.66
BPLS    Bank Plus Corp.                 1.99   88.56     1.66   38.25     1.76   72.86             0.35         6.36
BTHL    Bethel Bancorp                 NA      NA       NA      NA        1.48   NA                0.68         7.97
BVCC    Bay View Capital Corp.          0.49  328.08     0.51    9.50     1.59  230.25             0.45         7.32
BWFC    Bank West Financial Corp.       0.50   44.48     0.48    3.53     0.22   32.03             0.72         4.92
BYFC    Broadway Financial Corp.        0.93  109.40     1.62   15.37     1.02   52.84             0.29         2.61
CAFI    Camco Financial Corp.           0.18  162.58     0.29    3.04     0.30   53.21             1.15        12.00
CAPS    Capital Savings Bancorp Inc.    0.31  126.46     0.28    2.92     0.40   78.85             0.99        11.07
CASB    Cascade Financial Corp.         0.17  663.11     0.35    5.09     1.13  274.48             0.66        10.11
CASH    First Midwest Financial Inc.    0.58  137.44     0.74    6.84     0.80   67.97             0.96         8.51
CATB    Catskill Financial Corp.        0.62  241.07     0.35    1.43     1.49  184.75             1.35         5.24
CBCI    Calumet Bancorp Inc.            1.43  110.93     1.64    9.76     1.58   76.23             1.61        10.20
CBES    CBES Bancorp Inc.               0.36  151.96     0.54    3.42     0.54   90.67             1.11         6.32
CBK     Citizens First Financial Corp   0.46   77.92     0.62    4.43     0.36   44.35             0.71         4.82
CBSA    Coastal Bancorp Inc.            1.37   42.72     0.71   19.60     0.58   NA                0.40        11.68
CBSB    Charter Financial Inc.          0.67  113.66     0.62    4.02     0.76   90.95             1.35         9.19
CCFH    CCF Holding Co.                 0.24  288.02     0.20    1.86     0.70  288.02             0.14         1.10
CEBK    Central Co-operative Bank       0.58  185.68     0.42    4.30     1.08  185.68             0.82         8.11
CENB    Century Bancorp Inc.            0.82  102.01     0.58    1.93     0.84   93.95             1.63         5.89
CENF    CENFED Financial Corp.          0.90  118.49     0.97   17.36     1.07   76.38             0.64        12.38
CFB     Commercial Federal Corp.        0.86  104.11     0.84   13.10     0.90   80.01             0.97        16.07
CFBC    Community First Banking Co.     0.74  101.37     2.19   12.28     0.75   25.76             0.51         4.66
CFCP    Coastal Financial Corp.         0.73  164.09     0.59    9.93     1.20  151.67             1.23        19.77
CFFC    Community Financial Corp.       0.32  203.68     0.44    3.25     0.65  129.75             1.07         7.85
CFNC    Carolina Fincorp Inc.           0.14  365.18     0.10    0.43     0.50  365.18             1.22         5.29
CFSB    CFSB Bancorp Inc.               0.12  535.67     0.10    1.31     0.62  526.14             1.26        16.39
CFTP    Community Federal Bancorp       0.69   65.50     0.49    1.87     0.45   53.05             1.32         4.54
CFX     CFX Corp.                       0.67  156.56     0.59    6.91     1.06  128.94             0.71         7.63
CIBI    Community Investors Bancorp     0.71   88.24     0.65    5.57     0.62   82.39             0.97         8.33
CKFB    CKF Bancorp Inc.                0.12  189.39     0.10    0.48     0.22   42.66             1.82         7.74
CLAS    Classic Bancshares Inc.         0.25  374.21     0.34    2.25     0.92  148.74             0.83         5.58
CMRN    Cameron Financial Corp          0.34  279.51     0.38    1.78     0.94   82.65             1.17         5.30
CMSB    Commonwealth Bancorp Inc.       0.68  100.96     0.42    4.45     0.69   94.35             0.73         7.56

          Exhibit 7
Selected Data on all Public Thrifts

                                            Capital as of The Most Recent Quarter
                                     ----------------------------------------------------- -------------
                                                  Tangible  Intangibl  Regulato  Equity +  Total Capital/
                                          Equity/  Equity/  Assets/    Core Cap/ Reserves/ Risk Adjusted
                                          Assets Tang Assets Equity    Assets    Assets       Assets
Ticker        Short Name                    (%)      (%)                 (%)     (%)          (%)
-------------------------------      ---------------------  ---------  -------- ---------  --------------
CMSV    Community Savings Bnkshrs(MHC)    11.34     11.34     0.00     11.40      11.71      23.10
CNIT    CENIT Bancorp Inc.                 6.95      6.40     8.41     NA          7.49      NA
CNSB    CNS Bancorp Inc.                  24.33     24.33     0.00     19.92      24.73      40.19
CNY     Carver Bancorp Inc.                8.48      8.19     3.78      7.63       9.17      18.01
COFI    Charter One Financial              6.97      6.54     6.57     NA          7.54      NA
CONE    Conestoga Bancorp, Inc.           16.18     16.18     0.00     12.17      16.22      27.71
COOP    Cooperative Bankshares Inc.        7.67      7.67     0.00      7.67       7.90      14.92
CRSB    Crusader Holding Corp.             2.88      2.88     0.00     NA          3.24      NA
CRZY    Crazy Woman Creek Bancorp         23.64     23.64     0.00     18.41      24.07      46.36
CSBF    CSB Financial Group Inc.          23.10     22.04     5.87     21.41      23.46      48.40
CTZN    CitFed Bancorp Inc.                6.06      5.57     8.65      5.7        6.59      13.36
CVAL    Chester Valley Bancorp Inc.        8.82      8.82     0.00      8.54       9.76      14.56
DCBI    Delphos Citizens Bancorp Inc.     26.78     26.78     0.00     12.50      26.89      26.50
DIBK    Dime Financial Corp.               8.27      8.07     2.61      8.17       9.56      21.90
DIME    Dime Community Bancorp Inc.       12.51     11.00    13.55      9.22      13.29      18.68
DME     Dime Bancorp Inc.                  6.02      4.99    17.97      5.64       6.50      11.17
DNFC    D & N Financial Corp.              5.40      5.36     0.91      6.55       5.98      11.98
DSL     Downey Financial Corp.             7.37     NA       NA         6.61       7.92      12.64
EBI     Equality Bancorp Inc.             11.18     11.18     0.00      9.60      11.31      25.90
EBSI    Eagle Bancshares                   7.83      7.83     0.00      5.91       8.50       9.08
EFBC    Empire Federal Bancorp Inc.       36.37     36.37     0.00     23.83      36.55      65.78
EFBI    Enterprise Federal Bancorp        10.75     10.75     0.04      9.97      10.96      17.95
EGFC    Eagle Financial Corp.              7.06      5.80    18.94      7.65       7.51      18.37
EGLB    Eagle BancGroup Inc.              11.86     11.86     0.00      9.99      12.41      16.30
EMLD    Emerald Financial Corp.            8.03      7.93     1.37      7.74       8.30      12.85
EQSB    Equitable Federal Savings Bank     5.20      5.20     0.00      5.20       5.38      11.66
ESBK    Elmira Savings Bank (The)          6.35      6.20     2.62      6.19       7.01      10.23
ESX     Essex Bancorp Inc.                 7.83      7.75     1.16      8.07       8.92      14.47
ETFS    East Texas Financial Services     17.47     17.47     0.00     14.80      17.70      38.80
FAB     FIRSTFED AMERICA BANCORP INC.     11.17     11.17     0.00      9.36      12.09      19.35
FBBC    First Bell Bancorp Inc.           10.80     10.80     0.00     10.59      10.91      23.39
FBCI    Fidelity Bancorp Inc.             10.47     10.45     0.19      9.00      10.57      19.10
FBCV    1ST Bancorp                        8.98      8.83     1.76      8.56       9.44      15.49
FBER    1st Bergen Bancorp                13.52     13.52     0.00     10.59      14.57      26.20
FBHC    Fort Bend Holding Corp.            6.77      6.37     6.25      7.40       7.30      15.16
FBNW    FirstBank Corp.                   16.18     16.18     0.00     11.18      16.76      17.70
FBSI    First Bancshares Inc.             14.40     14.40     0.00     11.72      14.72      17.62
FCB     Falmouth Bancorp Inc.             23.94     23.94     0.00     NA         24.45      NA
FCBF    FCB Financial Corp.               14.10     14.10     0.00     11.51      14.79      19.79
FCME    First Coastal Corp.                9.75      9.75     0.00      9.02      11.53      15.95
FDEF    First Defiance Financial          18.44     18.44     0.00     13.65      18.90      21.55
FED     FirstFed Financial Corp.           5.36      5.31     0.84      6.28       7.39      12.29
FESX    First Essex Bancorp Inc.           7.60      6.75    12.10      6.65       8.49      12.28
FFBA    First Colorado Bancorp Inc.       13.46     13.22     2.03     12.49      13.76      23.76
FFBH    First Federal Bancshares of AR    14.89     14.89     0.00     11.81      15.11      22.48
FFBI    First Financial Bancorp Inc.       9.23      9.23     0.00      8.67       9.87      15.38
FFBS    FFBS BanCorp Inc.                 16.71     16.71     0.00     14.04      17.13      26.11
FFBZ    First Federal Bancorp Inc.         7.61      7.60     0.10      6.75       8.57      11.10
FFCH    First Financial Holdings Inc.      6.44      6.44     0.00      6.71       7.10      11.30
FFDB    FirstFed Bancorp Inc.              9.69      8.97     8.17      8.91      10.34      17.01
FFDF    FFD Financial Corp.               24.06     24.06     0.00     16.40      24.35      32.70
FFED    Fidelity Federal Bancorp           7.28      7.28     0.00      8.74       8.11      13.16
FFES    First Federal of East Hartford     6.82      6.82     0.00      6.95       7.08      23.13
FFFC    FFVA Financial Corp.              13.69     13.47     1.87     10.35      14.27      20.78
FFFD    North Central Bancshares Inc.     22.72     22.72     0.00     NA         23.68      NA
FFFL    Fidelity Bankshares Inc. (MHC)     8.20      8.16     0.62      7.90       8.41      15.80
FFHH    FSF Financial Corp.               10.91     10.91     0.00      9.90      11.13      18.50
FFHS    First Franklin Corp.               9.21      9.17     0.50      6.75       9.65      14.90
FFIC    Flushing Financial Corp.          12.54     12.10     3.94      9.11      13.13      19.76
FFKY    First Federal Financial Corp.     13.67     13.02     5.47     12.26      14.14      19.48
FFLC    FFLC Bancorp Inc.                 12.85     12.85     0.00      NA         13.27      NA
FFOH    Fidelity Financial of Ohio        12.01     10.74    11.87     10.12      12.32      19.33
FFPB    First Palm Beach Bancorp Inc.      6.37      6.24     2.22      7.23       6.66      15.10
FFSL    First Independence Corp.           9.99      9.99     0.00      8.51      10.58      19.87

                                                                   Page 10 of 40
                                                                     (Continued)

          Exhibit 7
Selected Data on all Public Thrifts

                                         Asset Quality as of The Most Recent Quarter     Profitability as of The Most Recent Quarter
                                      -------------------------------------------------- -------------------------------------------
                                      al/
                                      eNPLs/ Reserves/ nPAs/    NPAs/  Reserves/Reserves/       Return on    Return on
                                       Loans   NPLs    Assets  Equity   Loans   NPAs + 90      Avg Assets    Avg Equity
Ticker        Short Name                (%)     (%)     (%)      (%)     (%)      (%)             (%)          (%)
-------------------------------       --------------------------------------------------- ------------------------------------------
CMSV    Community Savings Bnkshrs(MHC)  0.55  113.79     0.41    3.61     0.62   90.57             0.80         7.02
CNIT    CENIT Bancorp Inc.              0.28  273.59     0.45    6.49     0.77  103.38             0.80        11.24
CNSB    CNS Bancorp Inc.                0.72   80.20     0.50    2.07     0.58   80.20             0.79         3.20
CNY     Carver Bancorp Inc.             1.73   66.93     1.05   12.36     1.15   41.11            (0.11)       (1.33)
COFI    Charter One Financial           0.35  251.20     0.30    4.27     0.89  150.61             0.79        11.28
CONE    Conestoga Bancorp, Inc.         0.23   80.00     0.16    0.99     0.18   26.87             0.66         4.10
COOP    Cooperative Bankshares Inc.     0.00   NM        0.07    0.90     0.30  142.58             0.61         7.87
CRSB    Crusader Holding Corp.          0.56   78.42     0.54   18.75     0.44   45.13            NA           NA
CRZY    Crazy Woman Creek Bancorp       0.39  237.50     0.18    0.78     0.92  237.50             1.29         5.05
CSBF    CSB Financial Group Inc.       NA      NA       NA      NA        0.63   52.91             0.49         1.98
CTZN    CitFed Bancorp Inc.             0.51  198.71     0.37    6.03     1.01  143.6              0.88        13.82
CVAL    Chester Valley Bancorp Inc.     0.30  385.96     0.25    2.78     1.15  385.96             1.00        11.64
DCBI    Delphos Citizens Bancorp Inc.   0.43   29.22     0.35    1.29     0.13   29.22             1.62         5.82
DIBK    Dime Financial Corp.            0.61  539.86     0.29    3.49     3.30  433.25             1.94        24.20
DIME    Dime Community Bancorp Inc.     0.82  165.95     0.53    4.24     1.36  145.69             0.90         6.15
DME     Dime Bancorp Inc.               1.37   51.54     1.06   17.57     0.71   45.34             0.60        11.04
DNFC    D & N Financial Corp.           0.29  275.65     0.29    5.4      0.80  199.00             0.88        15.75
DSL     Downey Financial Corp.          0.78   76.96     0.89   12.05     0.60   61.86             0.79        11.07
EBI     Equality Bancorp Inc.           0.79   32.16     0.39    3.48     0.25   31.69             0.55         8.13
EBSI    Eagle Bancshares                1.31   70.43     1.18   15.04     0.92   56.90             0.64         7.50
EFBC    Empire Federal Bancorp Inc.     0.00   NM        0.00    0.00     0.45  357.14            NA           NA
EFBI    Enterprise Federal Bancorp      0.00   NM        0.00    0.00     0.32   NM                0.83         6.94
EGFC    Eagle Financial Corp.           0.74  116.03     0.52    7.32     0.86   87.45             0.42         5.93
EGLB    Eagle BancGroup Inc.            1.37   55.33     1.36   11.44     0.76   40.27             0.30         2.46
EMLD    Emerald Financial Corp.        NA      NA       NA      NA        0.35   NA                1.03        13.45
EQSB    Equitable Federal Savings Bank  0.00   NM        0.38    7.31     0.26   32.66             0.75        14.84
ESBK    Elmira Savings Bank (The)       0.64  133.30     0.63    9.89     0.86  103.23             0.42         6.67
ESX     Essex Bancorp Inc.              1.06  119.5      1.92   24.53     1.27   51.58             0.12         1.41
ETFS    East Texas Financial Services   0.66   68.42     0.33    1.90     0.45   68.42             0.64         3.48
FAB     FIRSTFED AMERICA BANCORP INC.   0.37  324.39     0.35    3.14     1.19  263.67             0.17         1.49
FBBC    First Bell Bancorp Inc.         0.11  112.78     0.09    0.87     0.12  112.78             1.08        10.25
FBCI    Fidelity Bancorp Inc.           0.43   29.54    NA      NA        0.13   NA                0.22         2.11
FBCV    1ST Bancorp                     1.26   49.69     1.23   13.68     0.63   31.23             0.74         8.86
FBER    1st Bergen Bancorp              1.57  148.98     0.75    5.53     2.34  140.88             0.78         5.26
FBHC    Fort Bend Holding Corp.         0.84  120.69     0.47    6.88     1.02  114.18             0.67        10.68
FBNW    FirstBank Corp.                 0.39  187.17     0.63    3.90     0.74   90.64             0.92         8.82
FBSI    First Bancshares Inc.           0.04  905.26     0.04    0.25     0.37   76.11             1.16         8.38
FCB     Falmouth Bancorp Inc.           0      NM        0       0        0.83   NM                1.00         4.04
FCBF    FCB Financial Corp.             0.29  305.09     0.26    1.82     0.89  269.82             1.12         7.50
FCME    First Coastal Corp.             2.06  121.23     1.59   16.33     2.49  108.25             4.13        46.76
FDEF    First Defiance Financial        0.31  196.78     0.33    1.78     0.60  140.92             0.96         4.69
FED     FirstFed Financial Corp.        0.91  287.76     0.96   18.00     2.62  210.84             0.56        11.25
FESX    First Essex Bancorp Inc.        0.77  190.66     0.54    7.07     1.47  164.26             0.82        11.18
FFBA    First Colorado Bancorp Inc.     0.18  223.19     0.15    1.12     0.40  201.71             1.31         9.92
FFBH    First Federal Bancshares of AR  1.18   24.28     0.96    6.42     0.29   23.38             1.06         6.82
FFBI    First Financial Bancorp Inc.    1.50   64.36     1.00   10.81     0.97   64.36             0.14         1.65
FFBS    FFBS BanCorp Inc.               0.04   NM        0.03    0.17     0.59   72.88             1.41         7.42
FFBZ    First Federal Bancorp Inc.      0.66  166.83     0.57    7.55     1.10  149.74             0.97        12.67
FFCH    First Financial Holdings Inc.   0.86   95.05     1.35   20.92     0.82   48.83             0.88        14.21
FFDB    FirstFed Bancorp Inc.           0.92  103.21    NA      NA        0.95   NA                0.96         9.89
FFDF    FFD Financial Corp.             0.07  642.86     0.05    0.19     0.42  642.86             1.83         7.49
FFED    Fidelity Federal Bancorp        0.34  299.50     0.30    4.11     1.01  240.48             0.73        12.62
FFES    First Federal of East Hartford  1.23  108.72     0.25    3.64     1.33   88.43             0.57         8.80
FFFC    FFVA Financial Corp.            0.19  530.28     0.11    0.80     1.02  530.28             1.15         8.65
FFFD    North Central Bancshares Inc.  NA      NA       NA      NA        1.11   NA                1.86         7.94
FFFL    Fidelity Bankshares Inc. (MHC)  0.47   58.82     0.40    4.82     0.28   51.95             0.67         7.63
FFHH    FSF Financial Corp.             0.30  108.91     0.22    1.98     0.32  102.41             0.83         7.24
FFHS    First Franklin Corp.            0.47  139.04     0.32    3.44     0.66   76.37             0.74         8.24
FFIC    Flushing Financial Corp.        0.41  263.38     0.27    2.12     1.07  223.94             0.92         6.33
FFKY    First Federal Financial Corp.   0      NM        0.07    0.49     0.52   98.79             1.63        11.94
FFLC    FFLC Bancorp Inc.               0.08  695.87     0.19    1.46     0.53  224.83             1.00         7.18
FFOH    Fidelity Financial of Ohio      0.23  167.81     0.18    1.54     0.38  167.81             0.93         7.22
FFPB    First Palm Beach Bancorp Inc.   0.56   80.21     0.52    8.22     0.45   53.27             0.57         8.53
FFSL    First Independence Corp.        1.15   70.91     0.89    8.90     0.81   40.91             0.65         6.26

          Exhibit 7
Selected Data on all Public Thrifts

                                                        Capital as of The Most Recent Quarter
                                     ---------------------------------------------------------------------
                                                  Tangible  Intangible Regulatory  Equity +  Total Capital
                                          Equity/  Equity/  Assets/    Core Cap/   Reserves/ Risk Adjusted
                                          Assets Tang Assets Equity    Assets      Assets       Assets
Ticker        Short Name                    (%)      (%)                 (%)         (%)         (%)
-------------------------------      -----------------------------------------------------  --------------
FFSX    First Fed SB of Siouxland(MHC)     8.85      8.79     0.77       8.73        9.22       17.24
FFWC    FFW Corp.                          9.57      8.81     8.81       6.75        9.95       12.05
FFWD    Wood Bancorp Inc.                 12.80     12.80     0.00       9.41       13.16       15.76
FFYF    FFY Financial Corp.               13.59     13.59     0.00       9.16       14.06       16.26
FGHC    First Georgia Holding Inc.         8.30      7.75     7.25       8.24        8.92       10.14
FIBC    Financial Bancorp Inc.             8.93      8.90     0.44       6.58        9.43       17.93
FISB    First Indiana Corp.                9.49      9.39     1.15       8.37       10.87       12.05
FKFS    First Keystone Financial           6.62      6.62     0.00       8.42        7.07       20.51
FKKY    Frankfort First Bancorp Inc.      16.96     16.96     0.00      18.83       17.04       36.55
FLAG    FLAG Financial Corp.               9.11      9.11     0.00       8.65       11.06       14.54
FLFC    First Liberty Financial Corp.      7.59      6.95     9.11       7.60        8.56       11.61
FLGS    Flagstar Bancorp Inc.              5.98      5.75     3.98       5.71        6.22       10.83
FLKY    First Lancaster Bancshares        28.50     28.50     0.00      27.40       28.81       39.80
FMBD    First Mutual Bancorp Inc.         13.84     10.97    23.33      18.91       14.21       19.56
FMCO    FMS Financial Corp.                6.49      6.40     1.46       7.51        6.99       16.23
FMSB    First Mutual Savings Bank          6.88      6.88     0.00      NA           7.97       NA
FNGB    First Northern Capital Corp.      11.06     11.06     0.00      10.19       11.53       16.65
FOBC    Fed One Bancorp                   11.06     10.65     4.21       9.80       11.47       24.50
FPRY    First Financial Bancorp            6.35      6.35     0.00       6.20        7.00       10.80
FSBI    Fidelity Bancorp Inc.              6.84      6.84     0.00       9.05        7.35       18.98
FSFF    First SecurityFed Financial       11.76     11.66     0.97      11.60       12.43       24.60
FSLA    First Savings Bank (MHC)           9.69      8.93     8.66       8.86       10.27       22.44
FSNJ    Bayonne Bancshares Inc.           15.75     15.75     0         12.17       16.24       34.91
FSPG    First Home Bancorp Inc.            6.86      6.77     1.51       6.57        7.60       17.05
FSPT    FirstSpartan Financial Corp.      26.40     26.40     0.00      19.00       26.79       31.57
FSSB    First FS&LA of San Bernardino      4.33      4.18     3.63       4.29        5.38        8.52
FSTC    First Citizens Corp.              10.09      8.24    20.03       8.20       11.20       12.56
FTF     Texarkana First Financial Corp    15.15     15.15     0.00      15.11       15.78       25.68
FTFC    First Federal Capital Corp.        7.08      6.72     5.41       6.39        7.58       12.23
FTNB    Fulton Bancorp Inc.               23.98     23.98     0.00      16.20       24.89       29.60
FTSB    Fort Thomas Financial Corp.       15.82     15.82     0.00      15.04       16.29       24.15
FWWB    First SB of Washington Bancorp    13.38     12.51     7.39      12.63       14.03       23.03
GAF     GA Financial Inc.                 14.81     14.69     0.94      12.59       14.98       33.76
GDVS    Greater Delaware Valley (MHC)     11.19     11.19     0.00      11.36       11.78       26.47
GDW     Golden West Financial              6.81      6.81     0.00       6.47        7.40       13.14
GFCO    Glenway Financial Corp.            9.29      9.20     1.05       8.40        9.61       13.80
GFED    Guaranty Federal Bcshs Inc.       30.15     30.15     0.00      29.06       31.10       51.14
GFSB    GFS Bancorp Inc.                  11.83     11.83     0.00      10.20       12.52       19.37
GLMR    Gilmer Financial Svcs, Inc.        9.02      9.02     0.00       8.80        9.75       19.20
GOSB    GSB Financial Corp.               28.44     28.44     0.00      20.10       28.57       40.64
GPT     GreenPoint Financial Corp.         9.70      5.54    45.46       7.08       10.54       15.49
GSB     Golden State Bancorp Inc.          6.76      6.20     8.73       6.10        7.73       12.18
GSBC    Great Southern Bancorp Inc.        8.74      8.68     0.81       7.50       10.85       11.20
GSFC    Green Street Financial Corp.      35.23     35.23     0.00      35.23       35.37       79.66
GSLA    GS Financial Corp.                43.13     43.13     0.00      32.84       43.42       95.29
GTPS    Great American Bancorp            19.93     19.93     0.00      NA          20.28       NA
GUPB    GFSB Bancorp Inc.                 12.50     12.50     0.00      NA          12.82       NA
HALL    Hallmark Capital Corp.             7.62      7.62     0.00       6.70        8.12       12.32
HARB    Harbor Florida Bancorp (MHC)       8.93      8.68     2.97       7.69        9.94       15.52
HARL    Harleysville Savings Bank          6.81      6.81     0.00       6.82        7.37       14.24
HARS    Harris Financial Inc. (MHC)        8.12      7.31    10.85       6.81        8.51       13.65
HAVN    Haven Bancorp Inc.                 5.72      5.70     0.28       6.42        6.35       14.04
HBBI    Home Building Bancorp             14.06     14.06     0.00      10.77       14.26       21.56
HBEI    Home Bancorp of Elgin Inc.        27.00     27.00     0.00      20.88       NA          37.81
HBFW    Home Bancorp                      12.15     12.15     0.00       9.71       12.55       20.66
HBNK    Highland Bancorp Inc.              7.55      7.55     0.00       6.85        9.16       10.65
HBS     Haywood Bancshares Inc.           14.18     13.77     3.42      13.78       14.66       27.54
HCBB    HCB Bancshares Inc.               18.65     18.12     3.49      NA          19.38       NA
HCBC    High Country Bancorp Inc.         20.47     20.47     0.00      14.70       21.22       24.53
HCFC    Home City Financial Corp.         19.61     19.61     0.00      15.19       20.24       26.57
HEMT    HF Bancorp Inc.                    7.87      6.70    15.90       6.17        8.24       15.58
HFBC    HopFed Bancorp Inc.                9.27      9.27     0.00       7.98        9.39       21.95
HFFB    Harrodsburg First Fin Bancorp     26.73     26.73     0.00      22.50       27.05       43.1
HFFC    HF Financial Corp.                 9.58      9.58     0.00       7.47       10.45       12.77

          Exhibit 7
Selected Data on all Public Thrifts

                                        Asset Quality as of The Most Recent Quarter      Profitability as of The Most Recent Quarter
                                      -------------------------------------------------- -------------------------------------------
                                      l/
                                      NPLs/ Reserves/ nPAs/    NPAs/  Reserves/Reserves/       Return on    Return on
                                      Loans   NPLs    Assets  Equity   Loans   NPAs + 90      Avg Assets    Avg Equity
Ticker        Short Name               (%)     (%)     (%)      (%)     (%)      (%)             (%)          (%)
-------------------------------       --------------------------------------------------  ------------------------------------------
                                      C>
FFSX    First Fed SB of Siouxland(MHC) 0.19  257.66     0.14    1.62     0.49  195.85             0.74         8.70
FFWC    FFW Corp.                      0.33  168.93     0.31    3.28     0.56  120.30             1.03        10.50
FFWD    Wood Bancorp Inc.              0.00   NM        0.02    0.14     0.44   93.94             1.44        11.43
FFYF    FFY Financial Corp.            0.82   74.80     0.62    4.57     0.61   74.80             1.29         9.34
FGHC    First Georgia Holding Inc.     1.59   44.40     1.64   19.79     0.71   12.42             1.12        13.49
FIBC    Financial Bancorp Inc.         1.15   83.07     1.89   21.11     0.95   25.52             0.93         9.85
FISB    First Indiana Corp.            1.34  121.6      1.38   14.60     1.63  100.34             1.17        12.16
FKFS    First Keystone Financial       1.29   66.39     1.15   17.38     0.86   38.88             0.81        11.60
FKKY    Frankfort First Bancorp Inc.   0.00   NM        0.00    0.00     0.08   71.94             0.18         0.84
FLAG    FLAG Financial Corp.           5.47   51.58     3.92   43.07     2.82   49.66             0.91        10.01
FLFC    First Liberty Financial Corp.  0.81  168.99     1.00   13.21     1.37   96.64             0.76        10.16
FLGS    Flagstar Bancorp Inc.          2.44   11.23     3.04   50.79     0.27    8.02             1.43        22.94
FLKY    First Lancaster Bancshares     1.55   21.68     2.25    7.88     0.34    8.62             1.17         3.64
FMBD    First Mutual Bancorp Inc.      0.15  302.11     0.13    0.93     0.46   92.09             0.24         1.79
FMCO    FMS Financial Corp.            1.63   57.50     1.15   17.73     0.94   43.53             1.03        15.86
FMSB    First Mutual Savings Bank      0.00   NM        0.00    0.00     1.33  720.77             1.05        15.58
FNGB    First Northern Capital Corp.   0.07  722.05     0.09    0.80     0.53  535.75             0.94         8.38
FOBC    Fed One Bancorp                0.37  241.60     0.17    1.55     0.88  111.94             0.92         8.18
FPRY    First Financial Bancorp       NA      NA       NA      NA        0.84   NA                0.57         8.95
FSBI    Fidelity Bancorp Inc.          0.29  362.66     0.15    2.15     1.04  349.48             0.78        11.40
FSFF    First SecurityFed Financial    0.00   NM        0.00    0.03     0.98   85.16            NA           NA
FSLA    First Savings Bank (MHC)       0.71  143.66     0.54    5.53     1.03   98.01             0.90         9.55
FSNJ    Bayonne Bancshares Inc.        2.09   60.45     0.9     5.71     1.27   48.09             0.45         4.04
FSPG    First Home Bancorp Inc.        1.11  122.39     0.77   11.17     1.36   95.63             0.93        14.03
FSPT    FirstSpartan Financial Corp.   0.33  144.54     0.28    1.04     0.48   82.73             1.24         6.93
FSSB    First FS&LA of San Bernardino  1.43  102.26     2.31   53.29     1.47   45.41            (1.18)      (24.70)
FSTC    First Citizens Corp.           1.45  100.93     1.12   11.11     1.46   99.21             1.88        19.41
FTF     Texarkana First Financial Corp 0.00   NM        0.07    0.49     0.76  377.18             1.74        11.13
FTFC    First Federal Capital Corp.    0.35  173.20     0.32    4.48     0.61  155.81             1.13        17.20
FTNB    Fulton Bancorp Inc.            1.1   100.1      1.05    4.38     1.10   86.26             1.26         5.09
FTSB    Fort Thomas Financial Corp.    2.22   23.24     2.04   12.88     0.52   23.24             1.23         7.53
FWWB    First SB of Washington Bancorp 0.11  914.11     0.19    1.42     0.97  263.53             1.21         8.47
GAF     GA Financial Inc.              0.56   76.28     0.22    1.49     0.43   76.28             1.15         7.19
GDVS    Greater Delaware Valley (MHC)  0.49  203.17     1.32   11.80     1.00   38.83             0.83         7.20
GDW     Golden West Financial          1.08   64.56     1.07   15.68     0.70   55.16             0.91        14.14
GFCO    Glenway Financial Corp.        0.05  718.38     0.06    0.64     0.38  542.78             0.83         8.78
GFED    Guaranty Federal Bcshs Inc.    0.52  237.08     0.61    2.02     1.24  154.73             1.02         7.19
GFSB    GFS Bancorp Inc.               1.57   51.83     1.55   13.14     0.81   44.35             1.28        11.10
GLMR    Gilmer Financial Svcs, Inc.    2.51   51.93     1.65   18.25     1.30   44.52             0.06         0.59
GOSB    GSB Financial Corp.            0.17  137.39     0.10    0.35     0.23  137.39             0.64         3.79
GPT     GreenPoint Financial Corp.     3.99   30.70     2.90   29.86     1.22   28.75             1.12        11.00
GSB     Golden State Bancorp Inc.      1.04  125.35     1.08   15.92     1.31   90.12             0.66        10.22
GSBC    Great Southern Bancorp Inc.    1.60  155.26     1.84   20.99     2.48  114.98             1.90        22.00
GSFC    Green Street Financial Corp.   0.10  197.67     0.07    0.20     0.20  197.67             1.60         4.48
GSLA    GS Financial Corp.             0.00   NM        0.01    0.02     0.81  211.96             1.31         3.48
GTPS    Great American Bancorp        NA      NA       NA      NA        0.44  126.79             0.63         3.02
GUPB    GFSB Bancorp Inc.              0.44  132.26     0.24    1.95     0.58  132.26             0.89         6.11
HALL    Hallmark Capital Corp.         0.13  563.39     0.09    1.20     0.71  471.85             0.67         9.31
HARB    Harbor Florida Bancorp (MHC)   0.37  355.94     0.51    5.69     1.31  197.92             1.28        15.29
HARL    Harleysville Savings Bank      0.00   NM        0.00    0.02     0.78   NM                1.02        15.63
HARS    Harris Financial Inc. (MHC)    0.76  124.14     0.62    7.63     0.94   63.10             0.89        10.80
HAVN    Haven Bancorp Inc.             1.09   99.97     0.66   11.51     1.09   96.47             0.62        10.41
HBBI    Home Building Bancorp          0.99   29.02     0.67    4.79     0.29   29.02             0.75         5.70
HBEI    Home Bancorp of Elgin Inc.    NA      NA        0.35    1.31    NA      NA                0.80         2.93
HBFW    Home Bancorp                   0.00   NM        0.00    0.00     0.47  464.55             0.86         6.54
HBNK    Highland Bancorp Inc.          2.09   96.94     1.94   25.70     2.03   82.92             1.20        16.17
HBS     Haywood Bancshares Inc.        0.71   90.28     0.67    4.76     0.64   71.19             1.37         9.41
HCBB    HCB Bancshares Inc.           NA      NA       NA      NA        1.42   NA                0.30         2.00
HCBC    High Country Bancorp Inc.      0.52  177.96     0.42    2.03     0.93  177.96            NA           NA
HCFC    Home City Financial Corp.      0.95   77.27     0.82    4.16     0.73   77.27            NA           NA
HEMT    HF Bancorp Inc.                1.45   46.07     1.38   17.49     0.67   27.21             0.03         0.43
HFBC    HopFed Bancorp Inc.            0      NM        0       0        0.23   93.93             0.77         8.99
HFFB    Harrodsburg First Fin Bancorp  0.00   NM        0.00    0.00     0.41   70.72             1.36         5.06
HFFC    HF Financial Corp.             0.35  324.37     0.33    3.44     1.14  241.11             1.07        11.48

          Exhibit 7
Selected Data on all Public Thrifts

                                                       Capital as of The Most Recent Quarter
                                     --------------------------------------------------------------------------
                                                  Tangible    Intangible  Regulatory  Equity +   Total Capital
                                          Equity/  Equity/      Assets/   Core Cap/  Reserves/   Risk Adjusted
                                          Assets  Tang Assets   Equity      Assets   Assets          Assets
Ticker        Short Name                    (%)      (%)                   (%)        (%)           (%)
-------------------------------      ------------------------ ----------  ---------- ---------   --------------


HFGI    Harrington Financial Group         4.47      4.47         0.00        6.08     4.51        26.82
HFNC    HFNC Financial Corp.              18.24     18.24         0.00       16.20    19.03        30.60
HFSA    Hardin Bancorp Inc.               11.34     11.34         0.00       10.32    11.54        20.84
HFWA    Heritage Financial Corp.           8.82      8.82         0.00       10.90     9.67        15.80
HHFC    Harvest Home Financial Corp.      11.12     11.12         0.00       NA       11.25        NA
HIFS    Hingham Instit. for Savings        9.60      9.60         0.00        9.80    10.30        15.66
HMLK    Hemlock Federal Financial Corp    17.22     17.22         0.00       NA       17.66        NA
HMNF    HMN Financial Inc.                12.22     11.45         7.16       NA       12.62        NA
HOMF    Home Federal Bancorp               8.80      8.58         2.80        8.2      9.36        12.41
HPBC    Home Port Bancorp Inc.            10.51     10.51         0.00       10.51    11.76        18.59
HRBF    Harbor Federal Bancorp Inc.       12.49     12.49         0.00        9.41    12.68        21.79
HRZB    Horizon Financial Corp.           15.93     15.93         0.00       15.90    16.60        29.25
HTHR    Hawthorne Financial Corp.          4.56      4.56         0.00        7.55     5.99        11.48
HWEN    Home Financial Bancorp            16.99     16.99         0.00       14.40    17.62        25.50
HZFS    Horizon Financial Svcs Corp.      10.16     10.16         0.00        7.48    10.59        13.76
IBSF    IBS Financial Corp.               17.74     17.74         0.00       17.58    17.89        61.69
IFSB    Independence Federal Svgs Bank     7.25      6.50        10.99        6.43     7.46        16.01
INBI    Industrial Bancorp Inc.           16.72     16.72         0.00        9.86    17.20        19.03
INCB    Indiana Community Bank SB         12.15     12.15         0.00       NA       12.85        NA
IPSW    Ipswich Savings Bank               5.21      5.21         0.00        5.40     5.94        11.59
ITLA    ITLA Capital Corp.                 9.78     NA           NA          NA       10.98        12.70
IWBK    InterWest Bancorp Inc.             6.73      6.62         1.68        6.56     7.16        13.89
JOAC    Joachim Bancorp Inc.              28.91     28.91         0.00       24.20    29.13        48.40
JSB     JSB Financial Inc.                23.21     23.21         0.00       15.07    23.59        20.78
JSBA    Jefferson Savings Bancorp          9.03      7.22        21.56        7.44     9.70        13.91
JXSB    Jacksonville Savings Bk (MHC)     10.41     10.41         0.00       10.36    10.81        15.24
JXVL    Jacksonville Bancorp Inc.         14.63     14.63         0.00       NA       15.12        NA
KFBI    Klamath First Bancorp             15.07     13.96         8.62       11.44    15.22        24.34
KNK     Kankakee Bancorp Inc.             11.01     10.45         5.72        9.00    11.63        16.30
KSAV    KS Bancorp Inc.                   12.81     12.81         0.02       NA       13.10        12.03
KSBK    KSB Bancorp Inc.                   7.56      7.25         4.47       NA        8.44        NA
KYF     Kentucky First Bancorp Inc.       17.02     17.02         0.00       14.50    17.47        27.06
LARK    Landmark Bancshares Inc.          14.09     14.09         0.00       10.77    14.54        22.68
LARL    Laurel Capital Group Inc.         10.57     10.57         0.00       10.33    11.42        21.21
LFBI    Little Falls Bancorp Inc.         11.68     10.87         7.77        8.04    12.03        22.13
LFCO    Life Financial Corp.              13.39     13.39         0.00        5.30    14.02        10.32
LFED    Leeds Federal Bankshares (MHC)    16.63     16.63         0.00       16.19    16.82        32.64
LISB    Long Island Bancorp Inc.           9.18      9.10         0.89        7.37     9.73        15.81
LOGN    Logansport Financial Corp.        19.21     19.21         0.00       19.10    19.49        35.37
LONF    London Financial Corp.            13.76     13.76         0.00       16.00    14.24        31.48
LSBI    LSB Financial Corp.                8.58      8.58         0.00       NA        9.30        NA
LSBX    Lawrence Savings Bank             10.45     10.45         0.00        9.85    11.33        18.14
LVSB    Lakeview Financial                10.69      9.19        15.40        7.60    11.37        14.50
LXMO    Lexington B&L Financial Corp.     18.34     17.39         6.24       21.80    18.98        40.10
MAFB    MAF Bancorp Inc.                   7.62      6.77        11.89        6.88     8.07        14.34
MARN    Marion Capital Holdings           20.78     20.43         2.15       18.74    21.85        29.81
MASB    MASSBANK Corp.                    11.21     11.07         1.43       10.15    11.47        35.01
MBB     MSB Bancorp Inc.                   9.84      6.23        39.05        6.27    10.14        13.41
MBBC    Monterey Bay Bancorp Inc.         11.75     11.04         6.74        9.40    12.15        17.24
MBLF    MBLA Financial Corp.              12.68     12.68         0.00       11.88    12.98        32.10
MBSP    Mitchell Bancorp Inc.             40.13     40.13         0.00       32.30    40.65        57.00
MCBN    Mid-Coast Bancorp Inc.             8.34      8.34         0.00        8.01     8.86        14.92
MDBK    Medford Bancorp Inc.               8.94      8.46         5.89        8.46     9.53        15.75
MECH    MECH Financial Inc.                9.92      9.92         0.00       NA       11.50        NA
MERI    Meritrust Federal SB               8.50      8.50         0.00        8.68     8.71        18.08
METF    Metropolitan Financial Corp.       3.96      3.65         8.15        5.47     4.57         8.39
MFBC    MFB Corp.                         12.70     12.70         0.00       12.30    12.84        24.68
MFFC    Milton Federal Financial Corp.    11.84     11.84         0.00       10.02    12.07        21.77
MFLR    Mayflower Co-operative Bank        9.75      9.62         1.52        9.75    10.62        15.55
MFSL    Maryland Federal Bancorp           8.66      8.58         1.04        8.08     9.06        16.13
MIFC    Mid-Iowa Financial Corp.           9.36      9.35         0.09        7.58     9.58        18.81
MIVI    Mississippi View Holding Co.      18.18     18.18         0.00       16.36    19.44        33.09
MONT    Montgomery Financial Corp.        18.60     18.60         0.00       14.32    18.78        21.92
MRKF    Market Financial Corp.            35.56     35.56         0.00       23.72    35.65        64.07

                                                                   Page 12 of 40
                                                                     (Continued)

          Exhibit 7
Selected Data on all Public Thrifts

                                        Asset Quality as of The Most Recent Quarter      Profitability as of The Most Recent Quarter
                                     --------------------------------------------------- -------------------------------------------

                                      NPLs/ Reserves/ NPAs/    NPAs/  Reserves/Reserves/       Return on    Return on
                                      Loans   NPLs    Assets  Equity   Loans   NPAs + 90      Avg Assets    Avg Equity
Ticker        Short Name               (%)     (%)     (%)      (%)     (%)      (%)             (%)          (%)
-------------------------------      --------------------------------------------------- -------------------------------------------


HFGI    Harrington Financial Group     0.27   69.97     0.18    3.96     0.19   21.99             0.20         3.99
HFNC    HFNC Financial Corp.           0.62  157.77     0.79    4.33     0.98  100.96             1.22         5.96
HFSA    Hardin Bancorp Inc.            0.36  106.88     0.19    1.67     0.39  106.88             0.76         6.06
HFWA    Heritage Financial Corp.       0.16  817.44     0.10    1.19     1.30  817.44            NA           NA
HHFC    Harvest Home Financial Corp.   0.07  393.33     0.03    0.29     0.27  393.33             0.67         5.73
HIFS    Hingham Instit. for Savings    0.98   91.33     0.77    7.99     0.89   91.33             1.26        13.00
HMLK    Hemlock Federal Financial Cor  0.33  301.56     0.15    0.84     1.01  301.56             0.58         4.44
HMNF    HMN Financial Inc.            NA      NA       NA      NA        0.61  340.52             0.98         6.79
HOMF    Home Federal Bancorp           0.64  104.49     0.55    6.25     0.67  101.25             1.38        16.20
HPBC    Home Port Bancorp Inc.         0      NM        0       0        1.47   NM                1.68        15.77
HRBF    Harbor Federal Bancorp Inc.    0.83   37.43     0.53    4.21     0.31   37.43             0.75         5.77
HRZB    Horizon Financial Corp.        0      NM        0       0        0.84   NM                1.57        10.05
HTHR    Hawthorne Financial Corp.     NA      NA       NA      NA        1.56   NA                1.08        22.30
HWEN    Home Financial Bancorp         1.23   64.10     1.63    9.61     0.79   38.73             0.81         4.55
HZFS    Horizon Financial Svcs Corp.   1.29   52.34     0.96    9.45     0.67   44.55             0.85         8.36
IBSF    IBS Financial Corp.            0.38  130.18     0.11    0.64     0.49  130.18             0.79         4.36
IFSB    Independence Federal Svgs Ban NA      NA       NA      NA        0.36   NA                0.54         8.03
INBI    Industrial Bancorp Inc.        0.23  236.04     0.23    1.35     0.54  155.81             1.48         8.38
INCB    Indiana Community Bank SB     NA      NA       NA      NA        0.94   NA                0.52         4.28
IPSW    Ipswich Savings Bank           0.55  176.11     0.95   18.29     0.96   77.31             1.18        20.68
ITLA    ITLA Capital Corp.            NA      NA       NA      NA        1.50   NA                1.37        13.26
IWBK    InterWest Bancorp Inc.         0.56  132.39     0.69   10.26     0.74   62.65             1.09        16.51
JOAC    Joachim Bancorp Inc.           0.29  102.74     0.21    0.74     0.30   89.29             0.75         2.62
JSB     JSB Financial Inc.             1.56   39.27     1.02    4.39     0.61   35.16             1.93         8.62
JSBA    Jefferson Savings Bancorp      0.49  183.25     0.67    7.38     0.89  101.16             0.79         9.60
JXSB    Jacksonville Savings Bk (MHC)  1.17   43.32     0.94    9.05     0.51   42.01             0.59         5.69
JXVL    Jacksonville Bancorp Inc.      0.63  104.86     0.7     4.81     0.66   70.27             1.49         9.90
KFBI    Klamath First Bancorp          0.03  932.65     0.02    0.10     0.24  932.65             1.07         6.11
KNK     Kankakee Bancorp Inc.          0.72  122.13     0.89    8.1      0.88   49.02             0.87         8.04
KSAV    KS Bancorp Inc.                0.53   64.74     0.44    3.44     0.34   64.74             1.09         8.37
KSBK    KSB Bancorp Inc.              NA      NA       NA      NA        1.12   NA                1.08        14.51
KYF     Kentucky First Bancorp Inc.    0.07   NM        0.04    0.22     0.77  348.65             1.13         6.77
LARK    Landmark Bancshares Inc.       0.07  949.09     0.15    1.08     0.62  151.09             1.08         7.63
LARL    Laurel Capital Group Inc.      0.54  225.09     0.42    3.96     1.22  203.92             1.40        13.45
LFBI    Little Falls Bancorp Inc.      1.68   45.47     0.9     7.67     0.77   38.49             0.57         4.37
LFCO    Life Financial Corp.          NA      NA       NA      NA        0.80   NA                3.61        31.20
LFED    Leeds Federal Bankshares (MHC) 0.05  566.67     0.03    0.2      0.30  453.33             1.21         7.36
LISB    Long Island Bancorp Inc.       1.24   73.47     0.89    9.66     0.91   62.67             0.86         9.45
LOGN    Logansport Financial Corp.     0.67   56.84     0.62    3.25     0.38   45.62             1.50         7.71
LONF    London Financial Corp.         0.26  238.16     0.20    1.46     0.62  238.16             1.08         5.62
LSBI    LSB Financial Corp.           NA      NA       NA      NA        0.82   NA                0.80         9.07
LSBX    Lawrence Savings Bank          0.64  298.58     0.52    4.95     1.91  168.85             2.31        25.64
LVSB    Lakeview Financial             1.75   85.36     1.14   10.67     1.49   59.91             1.43        13.47
LXMO    Lexington B&L Financial Corp.  0.79  119.11     0.54    2.93     0.94  119.11             1.14         4.35
MAFB    MAF Bancorp Inc.               0.31  182.92     0.26    3.40     0.57  138.86             1.14        14.69
MARN    Marion Capital Holdings        1.24  104.88     1.43    6.91     1.30   74.17             1.58         7.09
MASB    MASSBANK Corp.                 0.65  131.79     0.19    1.71     0.86  131.79             1.12        10.51
MBB     MSB Bancorp Inc.              NA      NA       NA      NA        0.63   NA                0.53         6.15
MBBC    Monterey Bay Bancorp Inc.      0.88   71.14     0.65    5.56     0.63   62.58             0.43         3.87
MBLF    MBLA Financial Corp.           0.81   62.09     0.48    3.75     0.51   62.09             0.81         6.31
MBSP    Mitchell Bancorp Inc.          1.88   34.31     1.77    4.41     0.64   29.42             1.51         3.62
MCBN    Mid-Coast Bancorp Inc.         0.93   71.43     0.85   10.25     0.66   48.53             0.75         8.91
MDBK    Medford Bancorp Inc.           0.30  390.09     0.16    1.75     1.17  379.54             1.05        11.81
MECH    MECH Financial Inc.            0.68  351.65     0.58    5.87     2.39  270.14             1.61        15.99
MERI    Meritrust Federal SB           0.32  128.24     0.20    2.31     0.41   62.38             1.18        14.45
METF    Metropolitan Financial Corp.   0.39  203.47     0.52   13.09     0.79  108.45             0.69        17.58
MFBC    MFB Corp.                      0.00   NM        0.00    0.00     0.18  162.45             0.83         6.04
MFFC    Milton Federal Financial Corp. 0.14  243.72     0.09    0.77     0.35   83.77             0.65         4.87
MFLR    Mayflower Co-operative Bank    1.12  132.79     0.65    6.68     1.49  124.95             1.11        11.51
MFSL    Maryland Federal Bancorp       0.35  135.21     0.42    4.88     0.47   65.66             0.82         9.73
MIFC    Mid-Iowa Financial Corp.       0.39  105.32     0.21    2.23     0.41  105.32             1.21        13.06
MIVI    Mississippi View Holding Co.   0.65  290.24     0.43    2.38     1.90  225.65             1.08         6.37
MONT    Montgomery Financial Corp.     0.67   29.14     0.75    4.02     0.19   22.34             0.73         4.61
MRKF    Market Financial Corp.         0.00   NM        0.00    0.00     0.18   26.94             1.04         3.15

          Exhibit 7
Selected Data on all Public Thrifts

                                                          Capital as of The Most Recent Quarter
                                     -----------------------------------------------------------------------------
                                                  Tangible    Intangible   Regulatory   Equity +    Total Capital
                                          Equity/  Equity/      Assets/     Core Cap/   Reserves/   Risk Adjusted
                                          Assets  Tang Assets   Equity      Assets       Assets       Assets
Ticker        Short Name                    (%)      (%)                      (%)         (%)           (%)
-------------------------------      ------------ ----------- ----------   ----------- ----------  ---------------


MSBF    MSB Financial Inc.                16.86     16.86        0.00         12.51       17.29       21.21
MSBK    Mutual Savings Bank FSB            6.58      6.58        0.00          6.65        6.89       15.76
MWBI    Midwest Bancshares Inc.            7.23      7.23        0.00          6.42        7.61       14.82
MWBX    MetroWest Bank                     7.35      7.35        0.00          7.49        8.69       11.25
MWFD    Midwest Federal Financial          9.00      8.73        3.32          7.27        9.77       10.01
MYST    Mystic Financial Inc.              6.36      6.36        0.00         NA           6.93       NA
NASB    North American Savings Bank        8.49      8.26        2.92          8.40        9.35       14.00
NBN     Northeast Bancorp                  8.26      7.58        9.00          7.58        9.26       12.34
NBSI    North Bancshares Inc.             13.49     13.49        0.00         10.86       13.66       24.65
NEIB    Northeast Indiana Bancorp         14.37     14.37        0.00         12.09       14.97       20.03
NHTB    New Hampshire Thrift Bncshrs       8.04      7.03       13.54          6.47        9.00       11.86
NMSB    NewMil Bancorp Inc.                9.32      9.32        0.00         10.35       10.88       20.27
NSLB    NS&L Bancorp Inc.                 19.74     19.62        0.73         15.70       19.82       34.30
NSSY    NSS Bancorp Inc.                   8.14      7.92        2.94          7.80        9.10       15.87
NTBK    Net.B@nk Inc.                     43.11     43.11        0.00         34.23       43.59       69.95
NTMG    Nutmeg Federal S&LA                8.25      8.25        0.00          8.15        8.73       13.42
NWEQ    Northwest Equity Corp.            11.61     11.61        0.00          8.86       12.08       13.93
NWSB    Northwest Bancorp Inc. (MHC)       9.25      8.29       11.26          8.32        9.87       16.77
NYB     New York Bancorp Inc.              5.46      5.46        0.00          5.03        6.03       11.53
OCFC    Ocean Financial Corp.             14.27     14.27        0            11.91       14.70       29.9
OCN     Ocwen Financial Corp.             13.67     13.23        3.71         NA          NA          NA
OFCP    Ottawa Financial Corp.             8.62      7.13       18.66          6.78        8.99       11.34
OHSL    OHSL Financial Corp.              10.90     10.90        0.00          8.77       11.12       17.26
OSFS    Ohio State Financial Services     27.08     27.08        0.00         27.08       27.45       46.45
OTFC    Oregon Trail Financial Corp.      25.85     25.85        0.00         18.06       26.17       35.78
PBCI    Pamrapo Bancorp Inc.              12.88     12.81        0.62         11.67       13.54       25.15
PBCT    People's Bank (MHC)                8.67      8.63        0.52          8.80        9.72       13.00
PBHC    Pathfinder Bancorp Inc. (MHC)     11.99     10.34       15.29          8.57       12.41       14.47
PBKB    People's Bancshares Inc.           3.95      3.81        3.81         NA           4.51       NA
PCBC    Perry County Financial Corp.      19.24     19.24        0.00         16.00       19.27       70.20
PDB     Piedmont Bancorp Inc.             16.18     16.18        0.00         15.03       16.85       28.18
PEDE    Great Pee Dee Bancorp             42.85     42.85        0.00         NA          43.29       NA
PEEK    Peekskill Financial Corp.         25.24     25.24        0.00         NA          25.59       NA
PERM    Permanent Bancorp Inc.            10.00      9.89        1.17          8.95       10.50       22.05
PERT    Perpetual Bank (MHC)              10.48     10.48        0.00          9.44       11.15       15.57
PFDC    Peoples Bancorp                   15.26     15.26        0.00         12.20       15.57       24.80
PFED    Park Bancorp Inc.                 21.81     21.81        0.00         14.50       22.10       37.80
PFFB    PFF Bancorp Inc.                   9.70      9.62        0.99          8.12       10.64       15.65
PFFC    Peoples Financial Corp.           18.85     18.85        0.00         16.62       19.03       36.47
PFNC    Progress Financial Corp.           5.09      4.31       16.05          6.50        5.76       10.00
PFSB    PennFed Financial Services Inc     6.96      6.02       14.31          6.93        7.15       15.20
PFSL    Pocahontas FS&LA (MHC)             6.36      6.36        0.00          6.36        6.80       16.18
PHBK    Peoples Heritage Finl Group        6.99      5.35       24.84          7.17        7.99       11.95
PHFC    Pittsburgh Home Financial Corp     8.23      8.14        1.19         17.52        8.71       17.52
PHSB    Peoples Home Savings Bk (MHC)     13.14     13.14        0.00         NA          13.78       NA
PKPS    Poughkeepsie Financial Corp.       8.29      8.29        0.00          6.95        9.37       11.62
PLSK    Pulaski Savings Bank (MHC)        11.93     11.93        0.00         11.93       12.44       28.28
PMFI    Perpetual Midwest Financial        8.92      8.92        0.00          8.19        9.67       12.23
PRBC    Prestige Bancorp Inc.             10.91     10.91        0.00          8.83       11.19       18.78
PROV    Provident Financial Holdings      11.58     11.58        0.00          8.63       12.41       14.32
PSBK    Progressive Bank Inc.              8.88      8.12        9.33          7.98        9.99       15.79
PSFC    Peoples-Sidney Financial Corp.    24.74     24.74        0.00         16.70       25.13       27.10
PSFI    PS Financial Inc.                 37.32     37.32        0.00         37.33       37.54      110.85
PTRS    Potters Financial Corp.            8.81      8.81        0.00          7.98       10.53       17.63
PULB    Pulaski Bank, Svgs Bank (MHC)     13.41     13.41        0.00         13.38       13.78       26.90
PULS    Pulse Bancorp                      8.20      8.20        0.00          7.51        8.63       26.88
PVFC    PVF Capital Corp.                  7.28      7.28        0.00          7.32        7.98       10.53
PVSA    Parkvale Financial Corp.           7.91      7.87        0.56          7.27        9.33       14.28
PWBC    PennFirst Bancorp Inc.             7.52     NA          NA            NA          NA          NA
PWBK    Pennwood Bancorp Inc.             17.98     17.98        0.00         17.98       18.50       32.39
QCBC    Quaker City Bancorp Inc.           8.63      8.63        0.00          7.30        9.56       13.19
QCFB    QCF Bancorp Inc.                  17.57     17.57        0.00         NA          18.41       NA
QCSB    Queens County Bancorp Inc.        10.64     10.64        0.00          9.30       11.22       15.26
RARB    Raritan Bancorp Inc.               7.56      7.46        1.40          7.33        8.37       13.51

                                                                   Page 13 of 40
                                                                     (Continued)

          Exhibit 7
Selected Data on all Public Thrifts

                                        Asset Quality as of The Most Recent Quarter      Profitability as of The Most Recent Quarter
                                     --------------------------------------------------- -------------------------------------------

                                     NPLs/ Reserves/ NPAs/    NPAs/  Reserves/Reserves/       Return on    Return on
                                      Loans   NPLs    Assets  Equity   Loans   NPAs + 90      Avg Assets    Avg Equity
Ticker        Short Name               (%)     (%)     (%)      (%)     (%)      (%)             (%)          (%)
-------------------------------      --------------------------------------------------- -------------------------------------------


MSBF    MSB Financial Inc.             0.02   NM        0.02    0.12     0.46   51.31             1.51         8.83
MSBK    Mutual Savings Bank FSB        0.08  754.41     0.07    1.07     0.62  434.66             0.08         1.19
MWBI    Midwest Bancshares Inc.        0.84   73.86     0.73   10.15     0.62   52.45             0.87        12.56
MWBX    MetroWest Bank                 0.62  287.10     0.58    7.90     1.78  130.81             1.33        17.94
MWFD    Midwest Federal Financial     NA      NA       NA      NA        1.02   NA                1.45        16.71
MYST    Mystic Financial Inc.          0.29  315.24     0.18    2.86     0.91  315.24            NA           NA
NASB    North American Savings Bank    2.93   33.69     3.07   36.15     0.99   27.86             1.67        21.15
NBN     Northeast Bancorp              1.29   94.16     1.24   15.04     1.21   80.05             0.66         8.47
NBSI    North Bancshares Inc.          0.00   NM        0.00    0.00     0.26   NM                0.53         3.70
NEIB    Northeast Indiana Bancorp      0.19  353.23     0.17    1.20     0.67  350.00             1.20         7.78
NHTB    New Hampshire Thrift Bncshrs   0.34  349.43     0.44    5.45     1.18  146.88             0.88        11.44
NMSB    NewMil Bancorp Inc.            1.51  214.55     0.78    8.39     3.24  172.67             0.87         8.49
NSLB    NS&L Bancorp Inc.              0.02  612.5      0.01    0.07     0.14   36.57             0.72         3.63
NSSY    NSS Bancorp Inc.               1.69   86.23     1.14   14.03     1.46   73.30             0.94        11.68
NTBK    Net.B@nk Inc.                  0.00   NM        0.00    0.00     1.14   NM               NA           NA
NTMG    Nutmeg Federal S&LA            0.71   76.74     1.17   14.15     0.55   30.83             0.68         9.71
NWEQ    Northwest Equity Corp.         1.43   40.58     1.33   11.47     0.58   35.37             1.06         9.14
NWSB    Northwest Bancorp Inc. (MHC)   0.72  117.54     0.72    7.83     0.85   86.28             0.94         9.80
NYB     New York Bancorp Inc.          1.12   80.91     0.74   13.53     0.91   66.31             1.65        31.67
OCFC    Ocean Financial Corp.          0.7   119.03     0.45    3.13     0.84   97.91             0.97         6.00
OCN     Ocwen Financial Corp.         NA      NA       NA      NA       NA      NA                2.78        27.22
OFCP    Ottawa Financial Corp.         0.28  158.32     0.27    3.09     0.44  109.69             0.87         9.93
OHSL    OHSL Financial Corp.           0.04  688.31     0.03    0.30     0.31   73.10             0.87         7.86
OSFS    Ohio State Financial Services  0.68   83.93     0.44    1.61     0.57   83.93             0.98         6.13
OTFC    Oregon Trail Financial Corp.   0.30  180.70     0.18    0.69     0.55  180.70            NA           NA
PBCI    Pamrapo Bancorp Inc.           2.36   49.10     1.70   13.18     1.16   29.81             1.37        10.34
PBCT    People's Bank (MHC)            0.96  163.86     0.68    7.85     1.57  153.86             1.18        13.92
PBHC    Pathfinder Bancorp Inc. (MHC)  1.25   54.12     1.17    9.74     0.68   36.05             0.97         7.94
PBKB    People's Bancshares Inc.       1.03  101.37     0.57   14.41     1.04   98.78             0.83        16.65
PCBC    Perry County Financial Corp.   0.06  277.78     0.01    0.06     0.17  277.78             1.08         5.72
PDB     Piedmont Bancorp Inc.          0.87   93.11     1.13    6.96     0.81   52.20             1.22         7.26
PEDE    Great Pee Dee Bancorp          0.56  102.58     0.45    1.06     0.57   97.55            NA           NA
PEEK    Peekskill Financial Corp.      2.90   46.24     0.77    3.03     1.34   39.49             1.09         4.23
PERM    Permanent Bancorp Inc.         1.25   77.05     0.70    7.05     0.97   70.95             0.62         6.54
PERT    Perpetual Bank (MHC)          NA      NA       NA      NA        1.02   NA                0.78         6.55
PFDC    Peoples Bancorp                0.28  133.33     0.25    1.67     0.37  102.04             1.49         9.78
PFED    Park Bancorp Inc.              0.49  147.06     0.23    1.04     0.73  125.00             0.87         3.84
PFFB    PFF Bancorp Inc.               1.61   85.46     1.38   14.27     1.38   67                0.55         5.32
PFFC    Peoples Financial Corp.        0.02   NM        0.04    0.2      0.25  480.65             0.79         3.27
PFNC    Progress Financial Corp.       0.63  157.35     0.50    9.83     1.00   63.33             0.92        17.51
PFSB    PennFed Financial Services In  0.63   44.69     0.55    7.97     0.28   33.00             0.81        11.05
PFSL    Pocahontas FS&LA (MHC)         0.26  396.55     0.13    2.08     1.02  194.26             0.63         9.86
PHBK    Peoples Heritage Finl Group    0.90  155.33     0.75   10.78     1.40  114.30             1.28        16.45
PHFC    Pittsburgh Home Financial Cor  2.23   33.93     1.68   20.40     0.76   28.88             0.82         7.53
PHSB    Peoples Home Savings Bk (MHC)  0.80  173.17     0.38    2.93     1.38  146.58             0.79         7.33
PKPS    Poughkeepsie Financial Corp.   3.63   38.49     3.32   40.01     1.40   26.72             0.28         3.29
PLSK    Pulaski Savings Bank (MHC)     0.86  102.47     0.53    4.43     0.89   95.10             0.64         6.01
PMFI    Perpetual Midwest Financial    0.43  199.93     0.37    4.19     0.86  193.33             0.49         5.67
PRBC    Prestige Bancorp Inc.          0.63   65.96     0.43    3.91     0.42   65.96             0.59         5.12
PROV    Provident Financial Holdings   1.07   90.34     1.41   12.19     0.96   56.25             0.78         5.74
PSBK    Progressive Bank Inc.          1.02  167.65     0.73    8.22     1.71  150.14             0.98        11.46
PSFC    Peoples-Sidney Financial Corp. 0.94   47.72     0.82    3.33     0.45   34.69             1.14         5.75
PSFI    PS Financial Inc.              1.64   31.79     0.68    1.83     0.52   31.79             2.03         5.26
PTRS    Potters Financial Corp.        0.68  389.09     0.44    5.00     2.65  389.09             0.98        10.93
PULB    Pulaski Bank, Svgs Bank (MHC) NA      NA       NA      NA        0.46   NA                1.07         8.15
PULS    Pulse Bancorp                  2.75   60.73     0.85   10.32     1.67   43.79             1.10        13.71
PVFC    PVF Capital Corp.              0.73  102.9      0.96   13.14     0.75   65.77             1.36        19.17
PVSA    Parkvale Financial Corp.       0.47  397.79     0.36    4.49     1.88  397.79             1.07        14.71
PWBC    PennFirst Bancorp Inc.        NA      NA        0.45    5.98    NA      NA                0.68         9.07
PWBK    Pennwood Bancorp Inc.          1.07   74.85     0.74    4.13     0.80   34.66             0.96         5.14
QCBC    Quaker City Bancorp Inc.       1.41   83.43     1.33   15.40     1.18   70.08             0.73         8.37
QCFB    QCF Bancorp Inc.               0.67  288.79     0.39    2.24     1.95  214.67             1.62         9.27
QCSB    Queens County Bancorp Inc.     0.43  154.61     0.44    4.16     0.67  108.40             1.61        12.95
RARB    Raritan Bancorp Inc.           0.34  365.19     0.23    3.06     1.23  349.74             1.02        13.13

          Exhibit 7
Selected Data on all Public Thrifts

                                                          Capital as of The Most Recent Quarter
                                     ---------------------------------------------------------------------------
                                                  Tangible   Intangible Regulatory    Equity +   Total Capital/
                                          Equity/  Equity/     Assets/    Core Cap/    Reserves/  Risk Adjusted
                                          Assets  Tang Assets  Equity    Assets        Assets        Assets
Ticker        Short Name                    (%)      (%)                   (%)            (%)          (%)
-------------------------------      ------------ ----------- --------- -----------   ----------  --------------
RCBK    Richmond County Financial Corp     9.80      9.69         1.28       NA           10.36        NA
REDF    RedFed Bancorp Inc.                8.34      8.32         0.35        7.81         9.11        11.94
RELI    Reliance Bancshares Inc.          50.09     50.09         0.00       46.47        50.44        70.12
RELY    Reliance Bancorp Inc.              8.55      5.99        31.90        5.53         8.94        14.29
RIVR    River Valley Bancorp              12.72     12.56         1.43       12.47        13.59        20.85
ROSE    TR Financial Corp.                 6.27      6.27         0           6.26         6.66        18.61
RSLN    Roslyn Bancorp Inc.               17.45     17.38         0.46       12.32        18.12        27.60
RVSB    Riverview Bancorp Inc.            22.72     22.11         3.49       17.20        23.09        33.90
SBFL    SB of the Finger Lakes (MHC)       8.75      8.75         0.00        8.57         9.22        21.12
SBOS    Boston Bancorp (The)              12.34     12.34         0.00       10.06        12.45        26.75
SCBS    Southern Community Bancshares     19.89     19.89         0.00       NA           21.02        NA
SCCB    S. Carolina Community Bancshrs    20.68     20.68         0.00       18.30        21.33        38.90
SFED    SFS Bancorp Inc.                  12.29     12.29         0.00       12.28        12.73        23.78
SFFC    StateFed Financial Corp.          17.66     17.66         0.00       10.66        17.91        18.94
SFIN    Statewide Financial Corp.          9.36      9.35         0.17        8.37         9.76        22.15
SFSB    SuburbFed Financial Corp.          6.73      6.71         0.29        5.99         6.93        13.32
SFSL    Security First Corp.               9.36      9.23         1.50        8.17        10.12        11.33
SGVB    SGV Bancorp Inc.                   7.55      7.45         1.43        6.56         7.88        13.72
SHEN    First Shenango Bancorp Inc.       12.76     12.76         0.00       10.42        13.63        20.25
SHSB    SHS Bancorp Inc.                  13.34     13.34         0.00       10.68        13.82        23.70
SIB     Staten Island Bancorp Inc.        25.87     25.35         2.68       15.01        26.46        36.60
SISB    SIS Bancorp Inc.                   7.24      7.24         0.00        7.17         8.55        13.13
SKAN    Skaneateles Bancorp Inc.           6.90      6.73         2.70        6.72         7.90        11.31
SKBO    First Carnegie Deposit (MHC)      17.19     17.19         0.00       17.19        17.56        57.80
SMBC    Southern Missouri Bancorp Inc.    16.60     16.60         0.00       13.75        17.08        24.95
SOBI    Sobieski Bancorp Inc.             14.39     14.39         0.00       10.50        14.62        24.10
SOPN    First Savings Bancorp Inc.        22.77     22.77         0          22.69        22.97        50.03
SOSA    Somerset Savings Bank              6.65      6.65         0.00        6.76         8.07        10.80
SPBC    St. Paul Bancorp Inc.              9.17      9.15         0.27        8.61         9.92        17.12
SRN     Southern Banc Co.                 17.37     17.25         0.83       NA           17.44        NA
SSB     Scotland Bancorp Inc.             24.07     24.07         0.00       20.65        24.48        43.59
SSFC    South Street Financial Corp.      14.90     14.90         0.00       14.43        15.09        41.97
SSM     Stone Street Bancorp Inc.         29.57     29.57         0.00       25.00        30.10        45.54
STFR    St. Francis Capital Corp.          8.27      7.44        10.85        7.41         8.65        12.20
STSA    Sterling Financial Corp.           5.48      5.09         7.57        7.57         5.96        13.60
SVRN    Sovereign Bancorp Inc.             5.43      4.66        14.89        5.24         6.06        12.15
SWBI    kouthwest Bancshares Inc.         11.96     11.96         0.00        8.20        12.17        13.82
SWCB    Sandwich Bancorp Inc.              8.10      7.84         3.47        7.77         8.89        14.73
SZB     SouthFirst Bancshares Inc.         9.67      9.45         2.54        8.69        10.15        20.24
THR     Three Rivers Financial Corp.      13.46     13.43         0.34       11.60        13.98        22.42
THRD    TF Financial Corp.                 8.39      7.10        16.52        7.17         8.73        17.41
TPNZ    Tappan Zee Financial Inc.         17.02     17.02         0.00       13.5         17.56        41.7
TRIC    Tri-County Bancorp Inc.           15.36     15.36         0.00       13.30        15.82        35.01
TSBK    Timberland Bancorp Inc.            8.68      8.68         0.00       NA            9.28        NA
TSBS    Peoples Bancorp Inc. (MHC)        17.18     15.78         9.67       15.76        17.72        26.48
TSH     Teche Holding Co.                 13.54     13.54         0.00       12.21        14.36        22.76
TWIN    Twin City Bancorp                 12.89     12.89         0.00       11.33        13.01        20.61
UBMT    United Financial Corp.            24.02     24.02         0.00       16.10        24.09        42.70
UCBC    Union Community Bancorp           16.80     16.80         0.00       16.80        16.99        33.63
UFRM    United Federal Savings Bank        7.23      7.23         0.00        7.21         8.16        10.10
USAB    USABancshares, Inc.                8.43      8.32         1.51       11.00         8.83        11.20
UTBI    United Tennessee Bankshares       10.41     10.41         0.00        9.50        11.34        21.95
VABF    Virginia Beach Fed. Financial      7.15      7.15         0.00        6.92         7.89        12.68
WAMU    Washington Mutual Inc.             5.47      5.13         6.72       NA            6.17        NA
WAYN    Wayne Savings Bancshares (MHC)     9.48      9.48         0.00        9.10         9.86        17.49
WBST    Webster Financial Corp.            5.44      4.78        12.80        5.61         6.19        13.41
WCBI    Westco Bancorp Inc.               15.38     15.38         0.00       13.43        15.66        29.32
WCFB    Webster City Federal SB (MHC)     23.50     23.50         0.00       23.50        23.90        54.01
WEFC    Wells Financial Corp.             14.71     14.71         0.00       NA           NA           NA
WEHO    Westwood Homestead Fin. Corp.     22.45     22.45         0.00       21.80        22.65        40.36
WES     Westcorp                           9.35      9.33         0.24       NA           10.26        NA
WFI     Winton Financial Corp.             7.39      7.27         1.84        7.10         7.64        11.10
WFSL    Washington Federal Inc.           12.90     12.01         7.77       11.08        13.31        20.27
WHGB    WHG Bancshares Corp.              19.65     19.65         0.00       15.82        19.84        31.97

                                                                   Page 14 of 40
                                                                     (Continued)

          Exhibit 7
Selected Data on all Public Thrifts

                                            Asset Quality as of The Most Recent Quarter  Profitability as of The Most Recent Quarter
                                        ------------------------------------------------ -------------------------------------------

                                         NPLs/ Reserves/ NPAs/    NPAs/  Reserves/Reserves/       Return on    Return on
                                          Loans   NPLs    Assets  Equity   Loans   NPAs + 90      Avg Assets    Avg Equity
Ticker        Short Name                   (%)     (%)     (%)      (%)     (%)      (%)              (%)          (%)
-------------------------------         ----------------------------------------------------   -------------------------------------
RCBK    Richmond County Financial Corp    NA      NA       NA      NA        1.12   NA               NA           NA
REDF    RedFed Bancorp Inc.                1.36   62.87     1.69   20.25     0.86   45.34             1.12        13.43
RELI    Reliance Bancshares Inc.           0.00   NM        0.00    0.00     0.57   NM                1.07         2.18
RELY    Reliance Bancorp Inc.              1.15   76.23     0.54    6.35     0.88   69.33             0.9         10.92
RIVR    River Valley Bancorp               0.79  133.67     0.71    5.56     1.05  122.47             0.80         6.79
ROSE    TR Financial Corp.                 0.85   84.84     0.48    7.73     0.72   74.9              0.98        15.86
RSLN    Roslyn Bancorp Inc.                0.65  370.82     0.18    1.06     2.42  362.05             0.93         7.61
RVSB    Riverview Bancorp Inc.             0.27  218.00     0.17    0.73     0.58  218.00             1.40         9.76
SBFL    SB of the Finger Lakes (MHC)       0.91  106.00     0.50    5.69     0.96   93.11             0.38         4.03
SBOS    Boston Bancorp (The)               1.41   42.86     0.65    5.23     0.61   18.09             1.89        21.12
SCBS    Southern Community Bancshares      3.30   52.44     2.17   10.90     1.73   48.64             1.20         5.66
SCCB    S. Carolina Community Bancshrs     1.64   49.66     1.53    7.41     0.81   42.40             1.00         3.95
SFED    SFS Bancorp Inc.                   0.99   58.58     0.82    6.71     0.58   53.36             0.63         5.04
SFFC    StateFed Financial Corp.           1.89   17.52     1.74    9.86     0.33   14.72             1.27         7.21
SFIN    Statewide Financial Corp.          0.64  132.09     0.33    3.56     0.84  104.03             0.81         8.46
SFSB    SuburbFed Financial Corp.          0.51   58.49     0.37    5.53     0.30   42.37             0.66        10.03
SFSL    Security First Corp.               0.48  176.82     0.43    4.62     0.84  176.70             1.37        14.73
SGVB    SGV Bancorp Inc.                   1.15   36.53     1.23   16.25     0.42   26.58             0.33         4.46
SHEN    First Shenango Bancorp Inc.        1.07  116.66     1.04    8.11     1.25   83.27             1.15        10.20
SHSB    SHS Bancorp Inc.                   2.13   34.68     1.42   10.67     0.74   33.94            (0.23)       (3.36)
SIB     Staten Island Bancorp Inc.         1.94   73.70     0.83    3.20     1.43   71.34             0.70         7.79
SISB    SIS Bancorp Inc.                   0.76  350.9      0.44    6.12     2.67  279.99             0.68         9.53
SKAN    Skaneateles Bancorp Inc.           1.81   65.84     1.89   27.38     1.19   52.90             0.68         9.78
SKBO    First Carnegie Deposit (MHC)       1.12   76.50     0.50    2.89     0.85   47.72             0.63         4.49
SMBC    Southern Missouri Bancorp Inc.     1.07   61.51     0.83    4.98     0.66   58.44             0.85         5.25
SOBI    Sobieski Bancorp Inc.              0.11  259.74     0.26    1.82     0.29   87.34             0.61         3.95
SOPN    First Savings Bancorp Inc.         0.30  101.34     0.20    0.87     0.30  101.34             1.75         7.43
SOSA    Somerset Savings Bank              4.89   37.37     4.86   73.11     1.83   29.23             1.16        18.38
SPBC    St. Paul Bancorp Inc.              0.20  533.34     0.17    1.91     1.06  308.50             1.09        12.24
SRN     Southern Banc Co.                  0.00   NM        0.00    0.00     0.19   NM                0.47         2.76
SSB     Scotland Bancorp Inc.              0.00   NM        0.00    0.00     0.57   NM                1.66         5.21
SSFC    South Street Financial Corp.       0.30  124.71     0.16    1.06     0.38  118.51             0.85         3.41
SSM     Stone Street Bancorp Inc.          0.00   NM        0.00    0.00     0.62  229.34             1.56         4.57
STFR    St. Francis Capital Corp.          0.42  190.95     0.21    2.59     0.81  126.18             0.78         9.55
STSA    Sterling Financial Corp.           0.45  182.65     0.73   13.34     0.83   65.29             0.56        10.35
SVRN    Sovereign Bancorp Inc.             0.81  112.56     0.63   11.52     0.91   94.38             0.58        10.58
SWBI    kouthwest Bancshares Inc.          0.25  115.50     0.18    1.52     0.29  115.50             1.09         9.94
SWCB    Sandwich Bancorp Inc.              0.63  176.5      0.56    6.95     1.11  140.03             0.98        12.38
SZB     SouthFirst Bancshares Inc.         0.00   NM        0.08    0.79     0.78   37.22             0.59         4.51
THR     Three Rivers Financial Corp.       1.41   56.61     0.95    7.04     0.80   47.87             0.88         6.45
THRD    TF Financial Corp.                 0.55  146.82     0.29    3.46     0.80  117.08             0.77         7.39
TPNZ    Tappan Zee Financial Inc.          2.56   45.98     1.19    6.99     1.18   39.34             0.84         4.85
TRIC    Tri-County Bancorp Inc.            0.00   NM        0.00    0.00     1.01   NM                1.02         6.72
TSBK    Timberland Bancorp Inc.            2.87   32.79     3.03   34.97     0.94   19.72            NA           NA
TSBS    Peoples Bancorp Inc. (MHC)         1.18   72.46     0.78    4.54     0.85   68.34             1.18         6.99
TSH     Teche Holding Co.                  0.44  219.88     0.38    2.84     0.97  215.27             0.98         7.31
TWIN    Twin City Bancorp                  0.00   NM        0.08    0.59     0.16  131.58             1.01         7.85
UBMT    United Financial Corp.             0.00   NM        0.35    1.44     0.22   15.21             1.41         6.09
UCBC    Union Community Bancorp            0.67   32.52     0.59    3.52     0.22   32.52             1.13         6.54
UFRM    United Federal Savings Bank        0.97  114.45     0.91   12.62     1.10   88.10             0.64         8.70
USAB    USABancshares, Inc.                1.07   70.22     0.57    6.75     0.75   70.22             0.53         4.57
UTBI    United Tennessee Bankshares        0.00   NM        0.09    0.89     1.27  123.77            NA           NA
VABF    Virginia Beach Fed. Financial      0.14  677.24     0.50    6.98     0.95   59.40             0.62         9.13
WAMU    Washington Mutual Inc.             0.89  111.49     0.83   15.19     0.99   83.12             0.52         9.21
WAYN    Wayne Savings Bancshares (MHC)     0.13  368.58     0.43    4.58     0.46   83.22             0.75         7.99
WBST    Webster Financial Corp.            0.96  139.06     0.65   12.00     1.34  114.22             0.53         9.72
WCBI    Westco Bancorp Inc.                0.25  147.79     0.19    1.26     0.37  147.79             1.51         9.81
WCFB    Webster City Federal SB (MHC)      0.00   NM        0.06    0.26     0.70  652.54             1.45         6.18
WEFC    Wells Financial Corp.             NA      NA       NA      NA       NA      NA                1.09         7.67
WEHO    Westwood Homestead Fin. Corp.      0.00   NM        0.00    0.00     0.23  171.61             0.66         2.23
WES     Westcorp                          NA      NA       NA      NA        1.81   NA                1.04        11.04
WFI     Winton Financial Corp.             0.07  398.08     0.22    2.94     0.29  100.24             1.09        15.13
WFSL    Washington Federal Inc.            0.44  126.40     0.60    4.63     0.56   69.21             1.89        15.51
WHGB    WHG Bancshares Corp.               1.21   19.59     0.95    4.85     0.24   19.59             0.76         3.61

          Exhibit 7
Selected Data on all Public Thrifts

                                                     Capital as of The Most Recent Quarter
                                     --------------------------------------------------------------------------
                                                  Tangible   Intangible   Regulatory  Equity +   Total Capital
                                          Equity/  Equity/    Assets/     Core Cap/   Reserves/  Risk Adjusted
                                          Assets Tang Assets  Equity       Assets      Assets       Assets
Ticker        Short Name                    (%)      (%)                     (%)         (%)          (%)
-------------------------------      ----------- ----------- ----------   ----------  ---------  --------------
WOFC    Western Ohio Financial Corp.      13.87     13.06         6.65       12.10        14.38        22.60
WRNB    Warren Bancorp Inc.               10.79     10.79         0.00        9.21        11.89        12.53
WSB     Washington Savings Bank, FSB       8.51      8.51         0.00        8.00         8.97        20.93
WSBI    Warwick Community Bancorp         10.17     10.17         0.00        9.76        10.63        19.91
WSFS    WSFS Financial Corp.               5.73      5.69         0.64        6.93         7.37        11.05
WSTR    WesterFed Financial Corp.         10.40      8.62        18.75        7.83        10.88        13.29
WVFC    WVS Financial Corp.               10.66     10.66         0.00       10.78        11.29        22.03
WYNE    Wayne Bancorp Inc.                12.57     12.57         0.00       10.33        13.37        23.82
YFCB    Yonkers Financial Corp.           13.54     13.54         0.00       11.60        13.89        30.79
YFED    York Financial Corp.               8.86      8.86         0.00        7.70         9.52        12.36
        --------------------------------------------------------------------------------------------------------
        Average                           12.66     12.45         2.97       11.03        13.21        22.18

                                                                   Page 15 of 40
                                                                     (Continued)

          Exhibit 7
Selected Data on all Public Thrifts

                                         Asset Quality as of The Most Recent Quarter     Profitability as of The Most Recent Quarter
                                       -------------------------------------------------- ------------------------------------------

                                       NPLs/ Reserves/ nPAs/    NPAs/  Reserves/Reserves/       Return on    Return on
                                       Loans   NPLs    Assets  Equity   Loans   NPAs + 90      Avg Assets    Avg Equity
Ticker        Short Name                (%)     (%)     (%)      (%)     (%)      (%)             (%)          (%)
-------------------------------        -------------------------------------------------- ------------------------------------------
WOFC    Western Ohio Financial Corp.    0.56  118.98     0.44    3.19     0.66  115.19             0.37         2.74
WRNB    Warren Bancorp Inc.             0.44  381.43     0.83    7.68     1.68  132.18             2.03        19.53
WSB     Washington Savings Bank, FSB   NA      NA       NA      NA        0.96   NA                0.88        10.54
WSBI    Warwick Community Bancorp       1.02   78.04     0.67    6.63     0.80   67.04            NA           NA
WSFS    WSFS Financial Corp.            1.75  179.85     1.23   21.48     3.15  117.68             1.11        20.25
WSTR    WesterFed Financial Corp.       0.44  164.57     0.29    2.82     0.73  136.97             0.78         7.16
WVFC    WVS Financial Corp.             0.36  312.48     0.20    1.91     1.14  312.48             1.31        10.96
WYNE    Wayne Bancorp Inc.              1.32   90.76     0.92    7.28     1.20   87.82             0.76         5.63
YFCB    Yonkers Financial Corp.         0.96   85.97     0.49    3.63     0.82   71.78             1.05         7.11
YFED    York Financial Corp.            0.08  921.36     1.01   11.41     0.75   29.20             0.95        11.22
        -------------------------------------------------------------------------------------------------------------
        Average                         0.78  180.78     0.66    7.11     0.89  131.21             0.96         8.99

          Exhibit 7
Selected Data on all Public Thrifts

                                            Capital as of The Most Recent Quarter
                                     ----------------------------------------------------- -------------
                                                  Tangible  Intangibl  Regulato  Equity +  Total Capital/
                                          Equity/  Equity/  Assets/    Core Cap/ Reserves/ Risk Adjusted
                                          Assets Tang Assets Equity    Assets    Assets       Assets
Ticker        Short Name                    (%)      (%)                 (%)     (%)          (%)
-------------------------------      ---------------------  ---------  -------- ---------  --------------
CSBF    CSB Financial Group Inc.        23.10     22.04       5.87       21.41      23.46    48.40
FLKY    First Lancaster Bancshares      28.50     28.50       0.00       27.40      28.81    39.80
HBBI    Home Building Bancorp           14.06     14.06       0.00       10.77      14.26    21.56
HWEN    Home Finanical Bancorp          16.99     16.99       0.00       14.40      17.62    25.50
LONF    London Financial Corp.          13.76     13.76       0.00       16.00      14.24    31.48
MBSP    Mitchell Bancorp Inc.           40.13     40.13       0.00       32.30      40.65    57.00
NSLB    NS&L Bancorp Inc.               19.74     19.62       0.73       15.70      19.82    34.30
PWBK    Pennwood Bancorp Inc.           17.98     17.98       0.00       17.98      18.50    32.39
KELI    Reliance Bancshares Inc.        50.09     50.09       0.00       46.47      50.44    70.12
SCCB    S. Carolina Community Bancshrs  20.68     20.68       0.00       18.30      21.33    38.90
        Average                         24.50     24.39       0.66       22.07      24.91    39.95
        Median                          20.21     20.15       0.00       18.14      20.58    36.60
        Maximum                         50.09     50.09       5.87       46.47      50.44    70.12
        Minimum                         13.76     13.76       0.00       10.77      14.24    21.56

        Carnegie Savings Bank            7.00      7.03       0.00        7.03       7.68    15.45

        Variance to the Comparable Median (13.21)(13.12)      0.00       (11.11)   (12.89)  (21.15)

                                                                   Page 16 of 40
                                                                     (Continued)

          Exhibit 7
Selected Data on all Public Thrifts

                                         Asset Quality as of The Most Recent Quarter     Profitability as of The Most Recent Quarter
                                       -------------------------------------------------- ------------------------------------------

                                       NPLs/ Reserves/ nPAs/    NPAs/  Reserves/  Reserves/       Return on    Return on
                                       Loans   NPLs    Assets  Equity   Loans     NPAs + 90      Avg Assets    Avg Equity
Ticker        Short Name                (%)     (%)     (%)      (%)     (%)      (%)             (%)          (%)
-------------------------------        -------------------------------------------------- ------------------------------------------
CSBF    CSB Financial Group Inc.         NA         NA       NA      NA      0.63    52.91             0.49       1.98
FLKY    First Lancaster Bancshares     1.55      21.68     2.25    7.88      0.34     8.62             1.17       3.64
HBBI    Home Building Bancorp          0.99      29.02     0.67    4.79      0.29    29.02             0.75       5.70
HWEN    Home Finanical Bancorp         1.23      64.10     1.63    9.61      0.79    38.73             0.81       4.55
LONF    London Financial Corp.         0.26     238.16     0.20    1.46      0.62   238.16             1.08       5.62
MBSP    Mitchell Bancorp Inc.          1.88      34.31     1.77    4.41      0.64    29.42             1.51       3.62
NSLB    NS&L Bancorp Inc.              0.02     612.50     0.01    0.07      0.14    36.57             0.72       3.63
PWBK    Pennwood Bancorp Inc.          1.07      74.85     0.74    4.13      0.80    34.66             0.96       5.14
KELI    Reliance Bancshares Inc.       0.00         NM     0.00    0.00      0.57       NM             1.07       2.18
SCCB    S. Carolina Community Bancshrs 1.64      49.66     1.53    7.41      0.81    42.40             1.00       3.95
------------------------------------------------------------------------------------------------------------------------------------
        Average                        0.96     140.54     0.98    4.42      0.56    56.72             0.96       4.00
        Median                         1.07      56.88     0.74    4.41      0.63    36.57             0.98       3.80
        Maximum                        1.88     612.50     2.25    9.61      0.81   238.16             1.51       5.70
        Minimum                        0.00      21.68     0.00    0.00      0.14     8.62             0.49       1.98

        Carnegie Savings Bank          0.44     273.81     3.12   44.62      1.20    22.03            (0.33)     (4.28)

        Variance to the Comparable Median (0.63)216.93     2.38   40.21      0.57   (14.54)           (1.31)     (8.08)

        Exhibit 7
Selected Data on all Public Thrifts

                                                           Income Statement as of The Most Recent Quarter
                                           -----------------------------------------------------------------------------------------
                                             Net       Interest    Interest  Net Interest Noninterest  Noninterest           Over-
                                          Interest     Income/    Expense/     Income/     Income/     Expense/   Efficiency head
                                           Margin    Avg Assets  Avg Assets  Avg Assets   Avg Assets  Avg Assets     Ratio   Ratio
   Ticker     Short Name                     (%)          (%)         (%)         (%)         (%)          (%)         (%)    (%)
--------------------------                ------------------------------------------------------------------------------------------

%CAL         California Federal Bank        2.63        6.91        4.50        2.41         1.02        2.27       62.36     46.37
%CCMD        Chevy Chase Bank, FSB          3.89        7.14        3.89        3.25         5.86        7.60       79.02     41.20
AABC         Access Anytime Bancorp Inc.    2.95        6.83        3.97        2.86         0.66        3.29       93.27     91.71
AADV         Advantage Bancorp Inc.         3.18        7.54        4.49        3.05         0.66        2.13       54.74     44.91
ABBK         Abington Bancorp Inc.          3.39        7.24        4.01        3.23         0.82        2.67       63.80     54.63
ABCL         Alliance Bancorp Inc.          2.92        7.13        4.32        2.81         1.20        2.62       64.89     49.95
ABCW         Anchor BanCorp Wisconsin       3.10        7.66        4.68        2.97         0.68        2.07       57.34     47.55
AFBC         Advance Financial Bancorp      3.88        7.70        3.92        3.78         0.33        2.72       66.71     63.79
AFCB         Affiliated Community Bancorp   3.35        7.49        4.23        3.26         0.16        1.65       48.43     45.96
AFED         AFSALA Bancorp Inc.            3.56        7.00        3.61        3.39         0.24        2.30       63.33     60.73
AHCI         Ambanc Holding Co.             3.42        7.27        3.97        3.31         0.22        2.82       68.59     66.48
AHM          H.F. Ahmanson & Co.            2.69        7.12        4.54        2.58         0.53        1.75       49.55     39.19
ALBC         Albion Banc Corp.              3.55        7.54        4.14        3.39         0.47        2.96       78.16     75.17
ALBK         ALBANK Financial Corp.         3.96        7.39        3.64        3.75         0.38        2.32       52.70     47.95
AMFC         AMB Financial Corp.            3.69        7.69        4.08        3.61         0.57        2.89       69.04     64.14
ANA          Acadiana Bancshares Inc.       3.64        7.57        4.03        3.54         0.39        2.34       60.19     55.81
ANDB         Andover Bancorp Inc.           3.22        7.28        4.17        3.10         0.43        1.84       49.95     43.09
ANE          Alliance Bncp of New England   3.57        7.14        3.74        3.40         0.49        2.80       67.15     62.41
ASBI         Ameriana Bancorp               3.16        7.38        4.35        3.03         0.56        2.25       62.77     55.89
ASBP         ASB Financial Corp.            3.28        7.58        4.35        3.23         0.26        2.12       60.85     57.75
ASFC         Astoria Financial Corp.        2.70        6.98        4.39        2.59         0.18        1.40       45.20     41.32
ATSB         AmTrust Capital Corp.          2.82        7.04        4.35        2.69         0.55        2.87       88.31     85.91
AVND         Avondale Financial Corp.       4.50        8.80        4.62        4.19         0.96        3.73       73.25     67.14
BANC         BankAtlantic Bancorp Inc.      3.75        7.63        4.17        3.46         0.82        2.96       67.01     59.18
BDJI         First Federal Bancorp.         3.30        7.27        4.13        3.13         0.53        2.54       68.86     63.59
BFD          BostonFed Bancorp Inc.         3.40        7.23        3.95        3.29         0.39        2.28       65.01     60.83
BFFC         Big Foot Financial Corp.      NA          NA          NA          NA           NA          NA          NA        NA
BFSB         Bedford Bancshares Inc.        4.03        7.75        3.90        3.86         0.45        2.31       53.74     48.37
BKC          American Bank of Connecticut   3.32        7.23        4.03        3.20         0.57        1.81       45.02     35.13
BKCT         Bancorp Connecticut Inc.       3.80        7.54        3.83        3.71         0.31        2.06       50.86     46.73
BKUNA        BankUnited Financial Corp.     2.00        7.17        5.25        1.93         0.17        1.38       63.22     59.91
BNKU         Bank United Corp.              2.48        7.27        4.94        2.34         0.49        1.60       55.49     46.09
BPLS         Bank Plus Corp.                2.28        6.99        4.77        2.22         0.34        2.02       71.75     67.39
BTHL         Bethel Bancorp                 4.47        8.57        4.34        4.24         0.80        3.89       74.42     69.60
BVCC         Bay View Capital Corp.         2.86        7.74        4.95        2.79         0.38        2.11       63.65     58.72
BWFC         Bank West Financial Corp.      3.06        7.32        4.43        2.89         0.57        2.60       75.10     70.20
BYFC         Broadway Financial Corp.       4.47        7.51        3.18        4.33         0.39        3.99       80.80     79.06
CAFI         Camco Financial Corp.          3.56        7.67        4.29        3.38         0.45        2.37       61.18     56.01
CAPS         Capital Savings Bancorp Inc.   3.33        7.63        4.41        3.23         0.61        2.22       57.96     50.01
CASB         Cascade Financial Corp.        3.06        7.92        4.96        2.95         0.36        2.26       67.75     63.83
CASH         First Midwest Financial Inc.   3.26        7.69        4.55        3.15         0.37        1.96       52.84     47.23
CATB         Catskill Financial Corp.       4.14        7.29        3.23        4.06         0.14        1.91       46.03     44.13
CBCI         Calumet Bancorp Inc.           3.92        7.87        4.24        3.63         0.17        1.23       50.67     48.35
CBES         CBES Bancorp Inc.              4.51        8.21        3.85        4.36         0.44        3.14       64.32     60.71
CBK          Citizens First Financial Corp  3.36        7.59        4.38        3.20         0.39        2.59       71.92     68.54
CBSA         Coastal Bancorp Inc.           2.02        6.93        4.97        1.96         0.21        1.45       62.24     58.16
CBSB         Charter Financial Inc.         3.82        7.67        4.05        3.62         0.61        2.30       50.32     41.87
CCFH         CCF Holding Co.                4.03        7.44        3.66        3.78         0.77        4.68      103.01    103.62
CEBK         Central Co-operative Bank      3.51        7.14        3.75        3.39         0.22        2.47       65.76     63.50
CENB         Century Bancorp Inc.           3.77        7.18        3.53        3.65         0.04        1.21       33.21     32.49
CENF         CENFED Financial Corp.         2.37        7.28        4.98        2.30         0.36        1.50       54.23     47.02
CFB          Commercial Federal Corp.       2.58        7.41        4.96        2.45         0.87        1.73       49.11     31.01
CFBC         Community First Banking Co.    4.20        8.06        4.05        4.01         0.97        3.90       78.00     72.68
CFCP         Coastal Financial Corp.        3.96        7.89        4.18        3.71         0.70        2.62       58.94     51.19
CFFC         Community Financial Corp.      3.90        7.79        4.07        3.72         0.40        2.16       52.33     47.23
CFNC         Carolina Fincorp Inc.          4.06        7.40        3.50        3.90         0.47        2.50       57.15     51.97
CFSB         CFSB Bancorp Inc.              3.06        7.40        4.39        3.00         0.63        1.87       51.34     41.12
CFTP         Community Federal Bancorp      3.53        6.92        3.48        3.44         0.12        1.49       42.11     40.17
CFX          CFX Corp.                      3.95        7.43        3.77        3.66         0.68        2.77       62.72     55.84
CIBI         Community Investors Bancorp    3.46        7.71        4.32        3.39         0.18        1.98       54.22     51.84
CKFB         CKF Bancorp Inc.               3.75        7.46        3.80        3.66         0.10        1.67       42.50     40.92
CLAS         Classic Bancshares Inc.        3.85        7.25        3.62        3.62         0.35        2.98       71.98     69.30
CMRN         Cameron Financial Corp         3.94        7.96        4.19        3.77         0.11        1.91       49.12     47.69
CMSB         Commonwealth Bancorp Inc.      3.36        6.93        3.79        3.14         0.62        2.95       71.15     65.50

                                                    Page 17 of 40
                                                      (Continued)


        Exhibit 7
Selected Data on all Public Thrifts

                                                    Balance Sheet
                                                    as of the MRQ                  Market Data as of The Most Recent Quarter
                                          ---------------------------  -------------------------------------------------------------
                                              Asset   Loan   Deposit      MRQ      MRQ     MRQ     MRQ     MRQ Publicly MRQ Tangible
                                             Growth  Growth  Growth     Market    Price   Price   Price      Reported   Publicly Rep
                                              Rate    Rate    Rate       Value  Per Share High     Low      Book Value  Book Value
   Ticker     Short Name                       (%)    (%)      (%)        ($)      ($)     ($)     ($)         ($)          ($)
--------------------------                ---------- ------- --------  -------- --------- ------- ------- ------------- ------------
%CAL         California Federal Bank          83.69   79.23   89.33       NA        NA     NA      NA           NA          NA
%CCMD        Chevy Chase Bank, FSB            (0.26) (25.07)  18.75       NA        NA     NA      NA           NA          NA
AABC         Access Anytime Bancorp Inc.      (3.01)  28.97   (6.67)      12.68      7.598  8.088   5.147        7.51        7.51
AADV         Advantage Bancorp Inc.           (0.46)  (3.60)  (4.31)     222.86     70.875 70.875  31.750       31.79       29.74
ABBK         Abington Bancorp Inc.             9.25   10.74    8.15       75.47     21.000 22.000   9.500        9.99        9.09
ABCL         Alliance Bancorp Inc.           104.18   57.49  120.93      216.60     26.500 28.375  16.500       16.32       16.13
ABCW         Anchor BanCorp Wisconsin          3.85    7.04    3.84      368.86     36.375 37.000  17.750       14.25       14.02
AFBC         Advance Financial Bancorp         7.81   12.70    6.71       22.23     17.375 17.875  12.750       15.16       15.16
AFCB         Affiliated Community Bancorp     11.90    9.50   11.74      240.63     37.750 37.750  17.300       17.61       17.52
AFED         AFSALA Bancorp Inc.               7.05    5.61    8.29       26.71     19.250 19.500  12.000       16.35       16.35
AHCI         Ambanc Holding Co.                6.61    1.18   10.22       79.13     16.125 16.625  10.000       13.98       13.98
AHM          H.F. Ahmanson & Co.              (6.46)  (4.09)  (7.21)   6,980.01     66.938 66.938  32.000       20.57       17.56
ALBC         Albion Banc Corp.                18.29    7.54   16.47        7.97      8.583  8.583   5.500        8.08        8.08
ALBK         ALBANK Financial Corp.           16.46   11.29   15.62      633.25     51.438 51.438  30.500       27.86       21.64
AMFC         AMB Financial Corp.              16.14   14.44   18.83       16.63     15.875 17.750  12.750       15.33       15.33
ANA          Acadiana Bancshares Inc.          3.37   15.12   (3.16)      58.12     22.250 22.250  13.625       17.21       17.21
ANDB         Andover Bancorp Inc.              9.79   12.85   14.88      205.43     40.250 42.000  25.000       20.72       20.72
ANE          Alliance Bncp of New England      6.39    7.47    7.84       32.93     16.500 18.000   8.719       11.49       11.17
ASBI         Ameriana Bancorp                 (1.67)   4.24    5.44       68.67     20.250 22.000  14.000       13.63       13.62
ASBP         ASB Financial Corp.               1.21   11.79    3.89       23.72     13.250 13.875  11.500       10.59       10.59
ASFC         Astoria Financial Corp.          44.76   63.87   37.84    1,547.32     55.750 58.125  34.750       32.42       22.56
ATSB         AmTrust Capital Corp.            (4.31)  (5.50)  (7.14)       7.34     13.875 14.500  10.000       14.66       14.51
AVND         Avondale Financial Corp.         (8.96) (24.12)  20.10       50.27     16.250 18.875  12.750       13.83       13.83
BANC         BankAtlantic Bancorp Inc.        17.61   13.55   (3.77)     368.15     16.750 17.125  12.125        8.04        7.02
BDJI         First Federal Bancorp.            8.30    7.67    0.75       19.97     22.000 22.000  11.667       12.11       12.11
BFD          BostonFed Bancorp Inc.           18.78   17.97   44.54      120.07     21.875 22.313  14.375       15.72       15.15
BFFC         Big Foot Financial Corp.         NA      NA      NA          59.68     21.000 NA      NA           15.09       15.09
BFSB         Bedford Bancshares Inc.           5.64    5.49    7.38       33.42     34.000 34.500  17.500       18.28       18.28
BKC          American Bank of Connecticut     14.43    1.60   14.47      119.82     48.750 49.500  27.375       24.82       24.00
BKCT         Bancorp Connecticut Inc.          5.63    3.81    1.85      103.11     21.000 25.000  10.750        9.22        9.22
BKUNA        BankUnited Financial Corp.      127.89  154.94   64.45      198.93     15.406 15.625   8.500        9.13        8.11
BNKU         Bank United Corp.                13.24   21.31    5.81    1,443.54     48.938 49.875  24.250       19.39       18.90
BPLS         Bank Plus Corp.                  25.15    4.53   15.86      280.82     12.625 13.750   9.625        9.36        8.52
BTHL         Bethel Bancorp                    4.55    0.81   (1.91)      15.15     13.250 13.250  10.750       13.71       11.51
BVCC         Bay View Capital Corp.           (1.63)  (3.68)  (4.92)     719.02     36.250 36.250  20.625       14.38       11.94
BWFC         Bank West Financial Corp.        18.43   16.81   12.42       38.37     16.125 17.500   7.000        8.83        8.83
BYFC         Broadway Financial Corp.          6.39    8.27    6.00       11.01     11.500 11.500   9.000       14.77       14.77
CAFI         Camco Financial Corp.            10.89   14.78    6.76       85.25     25.500 27.000  14.048       15.22       14.12
CAPS         Capital Savings Bancorp Inc.      2.77    6.22    5.55       43.73     25.250 25.250  12.750       12.08       12.08
CASB         Cascade Financial Corp.          21.40   34.68   33.19       50.92     13.250 16.800  11.600        8.63        8.63
CASH         First Midwest Financial Inc.     10.19    3.58   11.49       61.91     22.500 22.625  15.000       16.39       14.62
CATB         Catskill Financial Corp.          6.90    1.08    4.06       82.19     18.875 19.125  13.750       15.48       15.48
CBCI         Calumet Bancorp Inc.             (4.62)  (0.98)  (2.48)     116.24     33.250 34.000  21.667       25.98       25.98
CBES         CBES Bancorp Inc.                21.22   20.33   23.63       26.02     22.250 22.500  14.000       17.08       17.08
CBK          Citizens First Financial Corp     4.57    8.44   (1.73)      49.14     20.250 20.250  13.875       16.60       16.60
CBSA         Coastal Bancorp Inc.              1.23    2.58    4.90      165.29     34.875 34.875  22.375       20.67       17.57
CBSB         Charter Financial Inc.            0.61    4.00    5.38      136.30     25.125 25.500  12.500       14.24       12.75
CCFH         CCF Holding Co.                  36.20   72.66   39.77       19.40     15.227 15.568  11.762       12.92       12.92
CEBK         Central Co-operative Bank        13.20   13.49    6.48       63.37     28.500 30.250  15.875       18.35       16.59
CENB         Century Bancorp Inc.              4.25   14.69    3.76       38.19     84.750 85.000  62.000       75.70       75.70
CENF         CENFED Financial Corp.            6.65    3.78    3.17      247.18     35.938 36.875  21.818       21.51       21.48
CFB          Commercial Federal Corp.          4.68    4.64   (3.90)   1,385.45     35.563 36.500  20.750       14.06       12.68
CFBC         Community First Banking Co.      NA      NA      NA         109.82     37.750 37.750  31.875       31.49       31.07
CFCP         Coastal Financial Corp.          24.21    9.75    6.74       96.99     24.500 27.750  14.438        7.21        7.21
CFFC         Community Financial Corp.         9.73    8.31   16.53       37.27     27.625 27.625  21.000       19.51       19.51
CFNC         Carolina Fincorp Inc.             6.99   14.94    9.24       32.63     18.500 18.500  13.313       14.06       14.06
CFSB         CFSB Bancorp Inc.                 2.78    5.16    1.60      222.52     26.250 26.250  11.515        8.88        8.88
CFTP         Community Federal Bancorp        10.99    9.60    2.10       87.95     20.250 21.000  16.375       14.73       14.73
CFX          CFX Corp.                        21.29   28.62   10.9       734.17     30.625 30.625  15.125       10.21        9.85
CIBI         Community Investors Bancorp       0.09   12.57    6.96       15.68     16.156 17.000  10.333       12.31       12.31
CKFB         CKF Bancorp Inc.                  4.77    5.12    0.98       18.42     18.500 20.500  17.500       17.14       17.14
CLAS         Classic Bancshares Inc.           3.45   11.53    2.42       26.65     16.750 17.250  11.625       15.38       13.12
CMRN         Cameron Financial Corp           10.10   12.31    5.63       50.28     20.500 21.000  15.500       17.66       17.66
CMSB         Commonwealth Bancorp Inc.         7.01   14.54    4.12      326.97     19.875 21.500  13.500       13.22       10.44

        Exhibit 7
Selected Data on all Public Thrifts

                                                           Income Statement as of The Most Recent Quarter
                                           -----------------------------------------------------------------------------------------
                                             Net       Interest    Interest  Net Interest Noninterest  Noninterest           Over-
                                          Interest     Income/    Expense/     Income/     Income/     Expense/   Efficiency head
                                           Margin    Avg Assets  Avg Assets  Avg Assets   Avg Assets  Avg Assets     Ratio   Ratio
   Ticker     Short Name                     (%)          (%)         (%)         (%)         (%)          (%)         (%)    (%)
--------------------------                ------------------------------------------------------------------------------------------

CMSV         Community Savings Bnkshrs(MHC)  3.54        7.27        3.93        3.34         0.58        2.71       69.13     63.76
CNIT         CENIT Bancorp Inc.              3.25        7.23        4.17        3.06         0.58        2.35       62.48     55.39
CNSB         CNS Bancorp Inc.                3.57        7.17        3.71        3.46         0.17        2.22       61.29     59.37
CNY          Carver Bancorp Inc.             3.13        6.48        3.52        2.96         0.33        2.45       72.86     69.86
COFI         Charter One Financial           2.93        7.38        4.55        2.82         0.71        1.66       46.26     32.79
CONE         Conestoga Bancorp, Inc.         3.13        6.65        3.75        2.89         0.17        1.93       63.13     60.99
COOP         Cooperative Bankshares Inc.     2.90        7.08        4.27        2.81         0.16        1.96       65.73     63.83
CRSB         Crusader Holding Corp.         NA          NA          NA          NA           NA          NA          NA        NA
CRZY         Crazy Woman Creek Bancorp       3.58        7.35        3.83        3.53         0.14        1.72       47.02     44.92
CSBF         CSB Financial Group Inc.        3.35        6.65        3.41        3.24         0.22        2.73       75.34     73.70
CTZN         CitFed Bancorp Inc.             2.40        6.93        4.66        2.27         1.06        1.96       55.38     34.52
CVAL         Chester Valley Bancorp Inc.     3.80        7.70        3.98        3.72         0.39        2.58       62.82     58.91
DCBI         Delphos Citizens Bancorp Inc.   3.98        7.43        3.52        3.91         0.25        1.71       41.11     37.30
DIBK         Dime Financial Corp.            3.33        7.30        4.03        3.27         0.24        1.56       42.98     38.86
DIME         Dime Community Bancorp Inc.     3.88        7.33        3.64        3.69         0.26        2.07       47.09     43.38
DME          Dime Bancorp Inc.               2.51        6.85        4.46        2.39         0.51        1.69       56.68     47.40
DNFC         D & N Financial Corp.           3.08        7.73        4.72        3.01         0.41        2.12       61.90     56.72
DSL          Downey Financial Corp.          2.88        7.34        4.65        2.69         0.32        1.52       57.73     52.72
EBI          Equality Bancorp Inc.           2.42        6.75        4.42        2.33         0.62        2.68       90.79     88.35
EBSI         Eagle Bancshares                4.09        8.25        4.53        3.72         1.62        3.90       77.84     68.21
EFBC         Empire Federal Bancorp Inc.    NA          NA          NA          NA           NA          NA          NA        NA
EFBI         Enterprise Federal Bancorp      2.80        7.53        4.79        2.74         0.05        1.58       56.14     55.27
EGFC         Eagle Financial Corp.           3.20        7.02        3.97        3.05         0.35        2.02       51.89     46.34
EGLB         Eagle BancGroup Inc.            2.53        7.17        4.72        2.45         0.19        2.18       83.01     81.66
EMLD         Emerald Financial Corp.         2.87        7.55        4.75        2.80         0.31        1.57       49.63     44.01
EQSB         Equitable Federal Savings Bank  2.48        7.31        4.90        2.41         0.50        1.68       59.44     50.94
ESBK         Elmira Savings Bank (The)       3.74        7.60        4.04        3.56         0.76        3.49       79.74     75.39
ESX          Essex Bancorp Inc.              2.99        7.80        4.97        2.84         1.34        4.12       93.36     90.23
ETFS         East Texas Financial Services   3.03        6.95        3.98        2.97         0.19        2.25       71.07     69.18
FAB          FIRSTFED AMERICA BANCORP INC.   2.98        7.12        4.26        2.86         0.47        2.06       61.60     55.32
FBBC         First Bell Bancorp Inc.         2.45        7.03        4.62        2.41         0.08        0.72       28.99     26.66
FBCI         Fidelity Bancorp Inc.           3.00        7.36        4.42        2.94         0.24        1.86       58.28     54.91
FBCV         1ST Bancorp                     2.59        7.52        5.04        2.48         0.43        2.29       75.23     70.91
FBER         1st Bergen Bancorp              3.44        7.16        3.83        3.33         0.11        2.10       60.88     59.63
FBHC         Fort Bend Holding Corp.         3.24        6.97        4.00        2.97         1.83        3.98       84.03     74.22
FBNW         FirstBank Corp.                 4.37        8.20        4.08        4.11         0.83        3.86       78.20     73.82
FBSI         First Bancshares Inc.           3.57        7.67        4.26        3.40         0.31        1.94       53.39     49.19
FCB          Falmouth Bancorp Inc.           4.12        7.08        3.07        4.00         0.17        2.85       68.26     66.93
FCBF         FCB Financial Corp.             3.46        7.74        4.34        3.40         0.38        1.82       48.07     42.34
FCME         First Coastal Corp.             4.18        7.83        3.93        3.90         0.42        3.32       75.23     72.57
FDEF         First Defiance Financial        4.20        7.82        3.81        4.01         0.25        2.51       57.91     55.28
FED          FirstFed Financial Corp.        2.39        7.25        4.95        2.30         0.23        1.07       41.43     35.55
FESX         First Essex Bancorp Inc.        3.31        7.59        4.42        3.18         0.25        2.01       55.12     51.52
FFBA         First Colorado Bancorp Inc.     3.29        7.09        3.94        3.15         0.36        1.58       46.71     40.57
FFBH         First Federal Bancshares of AR  3.21        7.59        4.43        3.16         0.25        1.83       54.29     50.64
FFBI         First Financial Bancorp Inc.    3.08        7.18        4.25        2.93         0.55        2.97       85.19     82.41
FFBS         FFBS BanCorp Inc.               3.70        7.48        3.84        3.64         0.50        1.92       46.26     38.94
FFBZ         First Federal Bancorp Inc.      3.76        7.67        4.24        3.44         0.46        2.37       59.82     54.48
FFCH         First Financial Holdings Inc.   3.11        7.54        4.53        3.01         0.73        2.23       59.43     49.60
FFDB         FirstFed Bancorp Inc.           3.62        7.61        4.12        3.49         0.50        2.17       59.64     53.84
FFDF         FFD Financial Corp.             3.35        6.98        3.68        3.31         0.07        1.95       57.77     56.88
FFED         Fidelity Federal Bancorp        2.77        8.01        5.42        2.59         1.38        2.92       73.56     59.45
FFES         First Federal of East Hartford  2.36        6.77        4.48        2.29         0.16        1.39       56.76     53.78
FFFC         FFVA Financial Corp.            3.84        7.85        4.15        3.70         0.25        1.77       44.22     40.50
FFFD         North Central Bancshares Inc.   4.06        7.69        3.75        3.94         1.09        2.17       43.21     27.56
FFFL         Fidelity Bankshares Inc. (MHC)  3.36        7.29        4.10        3.18         0.41        2.56       70.69     66.90
FFHH         FSF Financial Corp.             3.01        7.41        4.49        2.93         0.40        1.92       57.76     51.97
FFHS         First Franklin Corp.            2.69        7.22        4.60        2.62         0.18        1.75       61.90     59.34
FFIC         Flushing Financial Corp.        3.62        7.18        3.73        3.44         0.23        2.07       55.79     52.81
FFKY         First Federal Financial Corp.   4.17        7.92        4.01        3.92         0.62        2.07       44.23     35.43
FFLC         FFLC Bancorp Inc.               3.53        7.50        4.11        3.39         0.24        1.99       54.76     51.55
FFOH         Fidelity Financial of Ohio      3.11        7.32        4.33        2.99         0.21        1.80       51.96     48.62
FFPB         First Palm Beach Bancorp Inc.   2.80        7.36        4.69        2.68         0.39        2.13       69.50     65.04
FFSL         First Independence Corp.        2.85        7.40        4.61        2.78         0.23        1.93       64.77     61.80

                                                                   Page 18 of 40
                                                                     (Continued)

        Exhibit 7
Selected Data on all Public Thrifts

                                                    Balance Sheet
                                                    as of the MRQ                  Market Data as of The Most Recent Quarter
                                          ---------------------------  -------------------------------------------------------------
                                              Asset   Loan   Deposit      MRQ      MRQ     MRQ     MRQ     MRQ Publicly MRQ Tangible
                                             Growth  Growth  Growth     Market    Price   Price   Price      Reported   Publicly Rep
                                              Rate    Rate    Rate       Value  Per Share High     Low      Book Value  Book Value
   Ticker     Short Name                       (%)    (%)      (%)        ($)      ($)     ($)     ($)         ($)          ($)
--------------------------                ---------- ------- --------  -------- --------- ------- ------- ------------- ------------
CMSV         Community Savings Bnkshrs(MHC)   9.06   11.32     9.09       185.33  36.250  36.875  16.375       16.22       16.22
CNIT         CENIT Bancorp Inc.               2.30   26.20     3.38       119.65  61.750  61.750  38.500       31.01       28.40
CNSB         CNS Bancorp Inc.                (1.50)  17.14    (0.73)       30.17  17.750  18.500  13.000       14.34       14.34
CNY          Carver Bancorp Inc.             11.72  136.40     2.18        35.29  16.250  17.125   8.375       15.23       14.65
COFI         Charter One Financial           10.48   25.49     0.09     3,886.80  63.125  64.000  39.167       21.56       20.14
CONE         Conestoga Bancorp, Inc.         11.04   (0.08)   13.23        NA     20.625  20.780  14.375       17.58       17.58
COOP         Cooperative Bankshares Inc.      8.15    8.88     3.79        59.69  24.500  25.000  10.000        9.48        9.48
CRSB         Crusader Holding Corp.          NA      NA       NA           52.06  NA      NA      NA            1.65        1.65
CRZY         Crazy Woman Creek Bancorp       15.56    7.73     4.95        16.35  15.000  15.688  11.875       15.04       15.04
CSBF         CSB Financial Group Inc.         0.16   (2.11)    2.67        11.44  13.500  13.500  10.000       13.09       12.32
CTZN         CitFed Bancorp Inc.             18.58   10.90    15.29       674.59  39.000  40.125  21.000       16.14       14.74
CVAL         Chester Valley Bancorp Inc.     12.22    9.67     9.86        79.48  29.250  29.250  14.095       13.24       13.24
DCBI         Delphos Citizens Bancorp Inc.    1.07   17.19     2.46        41.47  20.750  20.750  12.000       14.83       14.83
DIBK         Dime Financial Corp.            27.58   (6.55)   31.63       156.21  30.500  32.000  17.250       15.35       14.95
DIME         Dime Community Bancorp Inc.     20.78   32.36     8.32       300.07  23.750  25.500  14.500       14.97       12.94
DME          Dime Bancorp Inc.               15.78   36.61     7.70     3,483.53  30.250  30.250  14.625       11.30        9.27
DNFC         D & N Financial Corp.           23.23   22.92     8.20       238.85  26.500  26.750  14.886       10.78       10.68
DSL          Downey Financial Corp.          12.27   13.84    16.70       792.64  28.438  29.000  18.095       16.08       NA
EBI          Equality Bancorp Inc.           13.17   12.06    (4.12)       39.31  14.500  15.375  12.000       10.31       10.31
EBSI         Eagle Bancshares                15.84   21.55    11.98       121.52  22.000  22.000  14.750       12.84       12.84
EFBC         Empire Federal Bancorp Inc.     NA      NA       NA           45.04  17.625  NA      NA           15.51       15.51
EFBI         Enterprise Federal Bancorp      22.27   20.89     2.78        61.56  31.500  31.500  14.125       16.31       16.30
EGFC         Eagle Financial Corp.           47.95   35.41    28.36       338.71  55.000  55.000  26.750       23.39       18.96
EGLB         Eagle BancGroup Inc.            (0.89)  14.67    (1.90)       24.14  18.875  20.000  14.500       17.24       17.24
EMLD         Emerald Financial Corp.          6.43   10.17     5.52       109.06  22.125  22.125  10.625        9.56        9.43
EQSB         Equitable Federal Savings Bank  12.23   10.62     7.95        36.20  26.500  26.500  14.250       13.77       13.77
ESBK         Elmira Savings Bank (The)        3.43    4.49     1.46        21.88  28.333  28.333  14.048       20.07       19.54
ESX          Essex Bancorp Inc.              11.89   15.71    16.74         5.49   4.750   7.938   1.000        0.03       (0.16)
ETFS         East Texas Financial Services    5.87   19.71    (0.87)       23.48  23.750  23.750  16.875       20.44       20.44
FAB          FIRSTFED AMERICA BANCORP INC.   19.35   13.47     2.49       173.05  21.875  22.125  13.625       16.01       16.01
FBBC         First Bell Bancorp Inc.          2.97    9.15     2.30       122.89  19.000  19.375  13.250       11.21       11.21
FBCI         Fidelity Bancorp Inc.            1.15    7.41     0.76        69.67  25.625  25.750  16.875       18.22       18.19
FBCV         1ST Bancorp                     (2.21)   3.81    (0.16)       29.69  29.286  29.286  18.095       21.08       20.71
FBER         1st Bergen Bancorp              17.55    3.09     6.50        55.50  19.125  19.500  11.375       13.71       13.71
FBHC         Fort Bend Holding Corp.          8.69   27.04     7.22        35.59  21.750  24.000  11.000       12.28       11.51
FBNW         FirstBank Corp.                 37.61   29.12     5.76        39.18  18.875  19.000  15.500       16.19       16.19
FBSI         First Bancshares Inc.            2.87    9.85     7.03        34.97  15.625  15.625   8.250       10.64       10.64
FCB          Falmouth Bancorp Inc.           10.22   36.78    10.95        32.37  20.500  22.000  13.125       16.06       16.06
FCBF         FCB Financial Corp.             93.62   78.23   106.79       123.60  29.500  30.000  18.500       18.97       18.97
FCME         First Coastal Corp.              8.90    7.49    (1.44)       19.20  13.125  13.188   6.625       10.66       10.66
FDEF         First Defiance Financial         6.68    6.33     3.35       130.05  16.000  16.250  11.813       12.53       12.53
FED          FirstFed Financial Corp.         0.39    3.36    (0.71)      422.18  38.750  39.500  21.500       21.04       20.86
FESX         First Essex Bancorp Inc.        12.21    1.99     7.72       182.76  23.250  23.250  13.375       12.08       10.62
FFBA         First Colorado Bancorp Inc.      2.72    9.76     4.06       483.24  23.75   26.125  16           12.45       12.2
FFBH         First Federal Bancshares of AR   7.36   10.13     7.00       122.40  21.313  21.625  15.000       16.64       16.64
FFBI         First Financial Bancorp Inc.   (12.52) (25.95)    2.60        10.18  21.000  21.000  15.500       18.37       18.37
FFBS         FFBS BanCorp Inc.                7.34   11.76     6.52        34.98  21.250  26.000  21.000       15.07       15.07
FFBZ         First Federal Bancorp Inc.      10.46   10.39     0.33        35.44  21.125  21.500  16.000        9.14        9.13
FFCH         First Financial Holdings Inc.   13.34    8.77     6.36       348.81  53.125  53.125  22.250       17.08       17.08
FFDB         FirstFed Bancorp Inc.            1.30   (7.33)    2.19        27.43  21.625  22.750  12.500       15.00       13.77
FFDF         FFD Financial Corp.              7.20   25.22     7.93        29.98  18.000  19.500  13.000       15.38       15.38
FFED         Fidelity Federal Bancorp       (17.05) (16.22)  (14.09)       30.50  10.313  10.500   7.500        5.02        5.02
FFES         First Federal of East Hartford   2.52   14.12     2.95       108.23  37.250  37.750  22.875       24.76       24.76
FFFC         FFVA Financial Corp.             8.59    1.80     4.61       174.07  39.125  40.000  20.000       18.02       17.68
FFFD         North Central Bancshares Inc.    9.29   15.27     8.79        71.86  19.875  20.000  13.500       15.43       15.43
FFFL         Fidelity Bankshares Inc. (MHC)  21.97   19.91    19.33       217.12  28.500  28.500  15.000       12.65       12.57
FFHH         FSF Financial Corp.             11.17   21.04     5.88        63.01  20.938  21.000  14.750       16.34       16.34
FFHS         First Franklin Corp.             3.69    1.79     3.88        31.89  31.250  31.250  16.000       17.81       17.72
FFIC         Flushing Financial Corp.        40.39   55.81    12.53       188.75  23.875  24.000  17.375       17.35       16.67
FFKY         First Federal Financial Corp.    5.79    8.05     8.76        91.86  22.750  23.500  17.750       12.81       12.11
FFLC         FFLC Bancorp Inc.               15.53   38.44    11.58        73.01  21.750  23.500  12.300       13.74       13.74
FFOH         Fidelity Financial of Ohio       7.04   10.15     5.85        97.17  15.500  16.375  11.500       11.49       10.13
FFPB         First Palm Beach Bancorp Inc.   21.16   10.26     6.96       193.34  43.125  43.125  23.250       22.95       22.44
FFSL         First Independence Corp.         4.37   16.52     8.53        14.07  14.000  15.000  10.250       11.91       11.91

        Exhibit 7
Selected Data on all Public Thrifts

                                                           Income Statement as of The Most Recent Quarter
                                           -----------------------------------------------------------------------------------------
                                             Net       Interest    Interest  Net Interest Noninterest  Noninterest           Over-
                                          Interest     Income/    Expense/     Income/     Income/     Expense/   Efficiency head
                                           Margin    Avg Assets  Avg Assets  Avg Assets   Avg Assets  Avg Assets     Ratio   Ratio
   Ticker     Short Name                     (%)          (%)         (%)         (%)         (%)          (%)         (%)    (%)
--------------------------                ------------------------------------------------------------------------------------------

FFSX         First Fed SB of Siouxland(MHC)  3.08        7.41        4.47        2.94         0.54        2.30       66.05     59.83
FFWC         FFW Corp.                       3.28        7.71        4.53        3.17         0.45        1.97       53.11     46.47
FFWD         Wood Bancorp Inc.               4.30        8.12        3.96        4.16         0.26        2.30       52.30     49.37
FFYF         FFY Financial Corp.             3.75        7.81        4.16        3.65         0.17        1.82       47.63     45.22
FGHC         First Georgia Holding Inc.      4.25        8.47        4.54        3.93         0.87        3.15       64.45     56.58
FIBC         Financial Bancorp Inc.          3.80        7.32        3.71        3.61         0.23        1.96       51.62     48.49
FISB         First Indiana Corp.             4.36        8.43        4.26        4.17         0.79        2.66       54.02     45.32
FKFS         First Keystone Financial        3.34        7.30        4.08        3.22         0.30        2.24       63.66     60.22
FKKY         Frankfort First Bancorp Inc.    3.35        7.24        3.97        3.28         0.04        1.69       51.02     50.42
FLAG         FLAG Financial Corp.            3.67        7.40        4.03        3.37         1.24        3.32       71.24     60.66
FLFC         First Liberty Financial Corp.   3.92        7.88        4.30        3.58         0.86        2.74       58.82     48.91
FLGS         Flagstar Bancorp Inc.           2.71        6.84        4.40        2.44         4.29        4.10       55.37    (23.12
FLKY         First Lancaster Bancshares      4.76        8.34        3.65        4.69         0.00        2.71       57.70     57.70
FMBD         First Mutual Bancorp Inc.       3.00        6.96        4.18        2.78         0.36        2.72       81.13     78.72
FMCO         FMS Financial Corp.             3.77        7.29        3.69        3.60         0.46        2.46       58.12     52.73
FMSB         First Mutual Savings Bank       3.78        8.46        4.78        3.67         0.36        2.25       55.77     51.39
FNGB         First Northern Capital Corp.    3.26        7.28        4.14        3.14         0.44        2.09       58.32     52.45
FOBC         Fed One Bancorp                 3.40        7.26        3.97        3.29         0.18        2.00       55.55     53.11
FPRY         First Financial Bancorp         3.13        7.64        4.68        2.95         0.50        2.71       77.74     74.01
FSBI         Fidelity Bancorp Inc.           2.99        7.16        4.24        2.91         0.23        1.88       59.50     56.26
FSFF         First SecurityFed Financial    NA          NA          NA          NA           NA          NA          NA        NA
FSLA         First Savings Bank (MHC)        3.23        7.05        3.97        3.09         0.23        1.70       48.63     44.87
FSNJ         Bayonne Bancshares Inc.         2.61        6.74        4.19        2.55         0.21        1.67       60.02     56.72
FSPG         First Home Bancorp Inc.         3.08        7.57        4.57        3.00         0.20        1.77       54.34     51.36
FSPT         FirstSpartan Financial Corp.    3.69        7.14        3.54        3.60         0.34        1.87       47.46     42.50
FSSB         First FS&LA of San Bernardino   3.56        7.66        4.34        3.32         0.91        4.38       98.33     97.87
FSTC         First Citizens Corp.            4.46        7.86        3.62        4.24         0.71        2.28       65.26     59.48
FTF          Texarkana First Financial Corp  3.89        7.96        4.16        3.80         0.43        1.50       35.71     28.51
FTFC         First Federal Capital Corp.     3.07        7.47        4.56        2.90         1.21        2.61       62.75     47.28
FTNB         Fulton Bancorp Inc.             3.85        7.61        3.82        3.79         0.45        2.45       56.84     51.67
FTSB         Fort Thomas Financial Corp.     4.15        8.49        4.46        4.03         0.31        2.29       52.81     49.23
FWWB         First SB of Washington Bancorp  3.69        7.78        4.23        3.55         0.31        1.94       47.97     43.46
GAF          GA Financial Inc.               3.61        7.26        3.75        3.51         0.27        2.03       53.20     49.62
GDVS         Greater Delaware Valley (MHC)   3.55        7.17        3.74        3.42         0.24        2.37       64.71     62.22
GDW          Golden West Financial           2.36        7.30        5.00        2.29         0.19        0.84       33.93     28.51
GFCO         Glenway Financial Corp.         3.22        7.52        4.42        3.10         0.29        2.02       57.57     53.64
GFED         Guaranty Federal Bcshs Inc.     3.56        7.73        4.33        3.4          0.33        2.12       57.16     53.06
GFSB         GFS Bancorp Inc.                3.51        8.12        4.64        3.48         0.20        1.80       48.95     46.01
GLMR         Gilmer Financial Svcs, Inc.     2.78        7.50        4.74        2.76         0.51        2.41       73.93     69.11
GOSB         GSB Financial Corp.             3.69        6.26        2.73        3.53         0.20        2.66       71.29     69.67
GPT          GreenPoint Financial Corp.      3.87        7.39        3.78        3.61         0.35        2.03       42.81     37.25
GSB          Golden State Bancorp Inc.       2.72        7.06        4.48        2.58         0.62        1.80       54.15     43.16
GSBC         Great Southern Bancorp Inc.     4.09        8.23        4.29        3.94         1.41        2.57       48.88     30.56
GSFC         Green Street Financial Corp.    4.37        7.43        3.10        4.33         0.05        1.79       41.01     40.29
GSLA         GS Financial Corp.              4.60        7.12        2.70        4.42         0.03        2.39       53.73     53.43
GTPS         Great American Bancorp          4.35        7.33        3.28        4.04         0.54        3.37       74.09     70.63
GUPB         GFSB Bancorp Inc.               3.00        7.35        4.38        2.97         0.06        1.67       54.92     53.97
HALL         Hallmark Capital Corp.          2.55        7.66        5.18        2.48         0.22        1.52       56.28     52.48
HARB         Harbor Florida Bancorp (MHC)    3.81        7.83        4.12        3.71         0.35        1.97       47.94     42.97
HARL         Harleysville Savings Bank       2.78        7.41        4.70        2.71         0.12        1.25       44.34     41.91
HARS         Harris Financial Inc. (MHC)     2.50        7.07        4.67        2.40         0.33        1.80       62.68     57.54
HAVN         Haven Bancorp Inc.              3.08        7.09        4.18        2.91         0.78        2.56       68.71     60.32
HBBI         Home Building Bancorp           3.54        7.56        4.14        3.43         0.25        2.50       68.18     65.89
HBEI         Home Bancorp of Elgin Inc.      4.31        7.04        2.97        4.07         0.29        3.07       70.95     68.89
HBFW         Home Bancorp                    2.86        7.41        4.59        2.81         0.08        1.39       48.15     46.73
HBNK         Highland Bancorp Inc.           4.40        8.77        4.76        4.01         0.35        2.05       44.43     39.55
HBS          Haywood Bancshares Inc.         3.39        7.34        4.10        3.24         0.27        1.40       58.55     55.05
HCBB         HCB Bancshares Inc.             3.14        7.25        4.23        3.02         0.25        2.66       79.15     77.41
HCBC         High Country Bancorp Inc.      NA          NA          NA          NA           NA          NA          NA        NA
HCFC         Home City Financial Corp.      NA          NA          NA          NA           NA          NA          NA        NA
HEMT         HF Bancorp Inc.                 2.44        7.02        4.67        2.35         0.25        2.21       73.06     70.25
HFBC         HopFed Bancorp Inc.             2.17        6.52        4.39        2.13         0.30        1.20       49.51     42.50
HFFB         Harrodsburg First Fin Bancorp   3.63        7.12        3.56        3.56         0.09        1.55       42.33     40.86
HFFC         HF Financial Corp.              3.71        8.01        4.49        3.53         1.46        3.19       62.21     46.59

                                                                   Page 19 of 40
                                                                     (Continued)

        Exhibit 7
Selected Data on all Public Thrifts

                                                    Balance Sheet
                                                    as of the MRQ                  Market Data as of The Most Recent Quarter
                                          ---------------------------  -------------------------------------------------------------
                                              Asset   Loan   Deposit      MRQ      MRQ     MRQ     MRQ     MRQ Publicly MRQ Tangible
                                             Growth  Growth  Growth     Market    Price   Price   Price      Reported   Publicly Rep
                                              Rate    Rate    Rate       Value  Per Share High     Low      Book Value  Book Value
   Ticker     Short Name                       (%)    (%)      (%)        ($)      ($)     ($)     ($)         ($)          ($)
--------------------------                ---------- ------- --------  -------- --------- ------- ------- ------------- ------------
FFSX         First Fed SB of Siouxland(MHC)    0.36      2.52     (0.50)     94.24  31.750   34.500   18.833       14.34       14.23
FFWC         FFW Corp.                        20.92     19.45     18.48      28.63  19.000   20.875   10.750       12.69       11.57
FFWD         Wood Bancorp Inc.                 4.29      7.66      9.22      53.02  18.800   18.800    8.400        8.04        8.04
FFYF         FFY Financial Corp.               5.57      1.92     (1.49)    138.38  33.125   33.125   25.000       20.53       20.53
FGHC         First Georgia Holding Inc.       10.52     16.40      6.67      32.81   9.500    9.500    5.333        4.53        4.20
FIBC         Financial Bancorp Inc.           18.97      8.82      7.93      44.02  24.125   25.750   14.875       16.10       16.03
FISB         First Indiana Corp.               7.82     11.07      1.10     353.13  25.208   26.458   14.479       12.08       11.94
FKFS         First Keystone Financial         21.83     10.31      3.68      42.22  17.875   18.688    9.500       10.38       10.38
FKKY         Frankfort First Bancorp Inc.      2.23      7.58     (5.25)     26.31  17.625   24.500   16.000       13.92       13.92
FLAG         FLAG Financial Corp.              4.17      3.21     (3.32)     40.74  16.125   16.500   10.250       10.66       10.66
FLFC         First Liberty Financial Corp.     5.17      4.34      8.22     248.92  32.000   33.750   18.250       12.49       11.35
FLGS         Flagstar Bancorp Inc.            NA        NA        NA        309.28  20.750   21.500   13.000        8.89        8.54
FLKY         First Lancaster Bancshares       35.33     37.59      6.14      14.42  15.938   16.375   14.500       14.92       14.92
FMBD         First Mutual Bancorp Inc.        17.98      9.25     57.71      66.63  25.000   25.000   13.750       16.80       12.88
FMCO         FMS Financial Corp.              12.17      1.33      8.94      83.27  27.250   31.500   15.500       15.80       15.57
FMSB         First Mutual Savings Bank         6.94      8.58     13.53      75.80  18.500   20.167   10.606        7.43        7.43
FNGB         First Northern Capital Corp.      8.48      7.04      5.12     114.99  14.000   14.000    8.125        8.35        8.35
FOBC         Fed One Bancorp                   7.28     24.31      3.70      83.72  27.500   27.500   15.750       17.67       16.93
FPRY         First Financial Bancorp          10.78     25.03     10.52      NA     20.750   21.125   17.250       17.07       17.07
FSBI         Fidelity Bancorp Inc.            22.71     24.67      8.23      48.51  29.000   29.250   16.818       17.21       17.21
FSFF         First SecurityFed Financial      NA        NA        NA         98.13  NA       NA       NA           NA          NA
FSLA         First Savings Bank (MHC)          6.30     15.40      2.73     350.72  54.500   54.500   16.591       12.68       11.58
FSNJ         Bayonne Bancshares Inc.           5.54     (2.88)    (4.20)    126.10  13.375   13.375    7.16        10.63       10.63
FSPG         First Home Bancorp Inc.           7.78      7.02     17.57      82.61  22.000   22.375   13.500       13.31       13.11
FSPT         FirstSpartan Financial Corp.     31.90     19.37     10.53     192.71  40.250   40.250   35.000       29.52       29.52
FSSB         First FS&LA of San Bernardino     0.37     11.00      1.86       3.16   9.750   11.500    9.000       13.68       13.18
FSTC         First Citizens Corp.             36.90     31.41     42.51      88.72  34.000   35.500   14.167       12.86       10.28
FTF          Texarkana First Financial Corp   10.20      8.10      6.35      48.83  25.000   27.000   14.875       15.52       15.52
FTFC         First Federal Capital Corp.       1.91      9.95     11.96     286.63  33.875   34.000   15.833       11.90       11.26
FTNB         Fulton Bancorp Inc.               8.57      2.63      1.73      37.71  22.125   26.500   14.750       15.06       15.06
FTSB         Fort Thomas Financial Corp.       9.62     12.18     10.00      22.12  15.375   15.500    9.250       10.71       10.71
FWWB         First SB of Washington Bancorp   16.34     26.39      9.36     269.05  27.500   28.563   18.000       16.12       14.93
GAF          GA Financial Inc.                23.64     32.24      2.80     145.67  18.875   19.813   14.875       15.05       14.91
GDVS         Greater Delaware Valley (MHC)    10.25     11.64     10.53      98.99  31.000   32.500   10.125        8.91        8.91
GDW          Golden West Financial             4.93     10.51      9.09   5,396.57  97.813   97.813   59.875       47.28       47.28
GFCO         Glenway Financial Corp.           9.29     12.40     (0.76)     44.72  18.750   19.500    9.500       12.41       12.28
GFED         Guaranty Federal Bcshs Inc.      20.79     17.51     -2.16      75.83  12.875   14.436    5.955       11.18       11.18
GFSB         GFS Bancorp Inc.                  7.90      4.92      5.86      17.43  17.063   17.625   10.125       11.23       11.23
GLMR         Gilmer Financial Svcs, Inc.       7.89     14.84     14.24       2.70  11.000   12.000   10.000       19.88       19.88
GOSB         GSB Financial Corp.              19.51     12.23     (1.38)     35.97  18.063   18.938   14.250       14.66       14.66
GPT          GreenPoint Financial Corp.       (1.82)    20.34     (4.19)  3,041.79  36.282   36.282   22.813       17.00        9.27
GSB          Golden State Bancorp Inc.         5.96      5.18      8.69   1,778.43  37.438   37.438   22.500       16.62       15.00
GSBC         Great Southern Bancorp Inc.      12.10     10.04     22.38     206.23  24.500   25.875   16.000        8.13        8.06
GSFC         Green Street Financial Corp.      2.00      5.43      2.20      75.22  18.250   20.750   15.500       14.73       14.73
GSLA         GS Financial Corp.               51.49     11.07     (7.35)     70.71  16.375   16.375   13.375       16.44       16.44
GTPS         Great American Bancorp            7.26     22.32     11.19      35.32  19.000   20.000   14.563       18.47       18.47
GUPB         GFSB Bancorp Inc.                40.32     47.60     17.44      16.61  21.125   22.250   15.750       17.91       17.91
HALL         Hallmark Capital Corp.            4.21     12.58      1.01      45.47  17.000   18.000    8.500       10.75       10.75
HARB         Harbor Florida Bancorp (MHC)      6.47      9.01      7.24     360.86  66.250   69.750   33.500       20.24       19.64
HARL         Harleysville Savings Bank         7.29      5.37      7.42      50.01  27.500   30.250   15.200       14.23       14.23
HARS         Harris Financial Inc. (MHC)      24.50      8.64     (2.32)    819.42  19.875   20.750    6.042        5.29        4.72
HAVN         Haven Bancorp Inc.               24.71     35.77     19.97     219.62  22.500   22.688   13.938       12.85       12.81
HBBI         Home Building Bancorp            (4.79)     1.69     (7.69)      7.36  21.250   23.750   18.500       20.61       20.61
HBEI         Home Bancorp of Elgin Inc.       (1.05)    NA        (1.42)    125.98  17.875   19.313   13           13.89       13.89
HBFW         Home Bancorp                      7.65     14.66      9.30      84.38  29.500   29.500   19.000       17.83       17.83
HBNK         Highland Bancorp Inc.            12.19     14.39     (5.52)     82.88  32.750   33.125   17.500       17.90       17.90
HBS          Haywood Bancshares Inc.          16.76      7.27      9.20      27.82  21.625   21.750   15.625       17.33       16.74
HCBB         HCB Bancshares Inc.              16.12      8.46     (1.86)     38.52  14.500   14.500   12.625       14.45       13.95
HCBC         High Country Bancorp Inc.        NA        NA        NA         20.17  15.5     NA       NA           13.49       13.49
HCFC         Home City Financial Corp.        NA        NA        NA         16.73  15.000   NA       NA           15.20       15.20
HEMT         HF Bancorp Inc.                   4.98     30.20      1.12     109.48  17.500   17.875   11.000       13.29       11.18
HFBC         HopFed Bancorp Inc.              NA        NA        NA         69.08  NA       NA       NA           NA          NA
HFFB         Harrodsburg First Fin Bancorp     1.73      5.17      1.07      30.77  16.750   18.250   14.750       15.85       15.85
HFFC         HF Financial Corp.                5.05      0.02      7.48      87.46  26.500   27.250   16.750       18.70       18.70

        Exhibit 7
Selected Data on all Public Thrifts

                                                           Income Statement as of The Most Recent Quarter
                                           -----------------------------------------------------------------------------------------
                                             Net       Interest    Interest  Net Interest Noninterest  Noninterest           Over-
                                          Interest     Income/    Expense/     Income/     Income/     Expense/   Efficiency head
                                           Margin    Avg Assets  Avg Assets  Avg Assets   Avg Assets  Avg Assets     Ratio   Ratio
   Ticker     Short Name                     (%)          (%)         (%)         (%)         (%)          (%)         (%)    (%)
--------------------------                ------------------------------------------------------------------------------------------
HFGI         Harrington Financial Group      1.35        6.58        5.26        1.31         0.05        1.03       75.04    74.02
HFNC         HFNC Financial Corp.            3.40        7.61        4.31        3.29         0.12        1.84       53.55    51.92
HFSA         Hardin Bancorp Inc.             2.77        7.37        4.64        2.74         0.25        1.80       60.72    57.15
HFWA         Heritage Financial Corp.       NA          NA          NA          NA           NA          NA          NA       NA
HHFC         Harvest Home Financial Corp.    2.65        7.06        4.46        2.61         0.06        1.65       62.00    61.07
HIFS         Hingham Instit. for Savings     4.02        7.76        3.86        3.90         0.31        2.11       50.10    46.15
HMLK         Hemlock Federal Financial Corp  3.50        6.99        3.54        3.45         0.33        2.17       57.44    53.32
HMNF         HMN Financial Inc.              2.77        7.18        4.48        2.70         0.18        1.58       54.74    51.80
HOMF         Home Federal Bancorp            3.69        7.92        4.41        3.51         0.86        2.16       50.22    37.96
HPBC         Home Port Bancorp Inc.          4.71        8.13        3.58        4.56         0.46        2.21       44.09    38.47
HRBF         Harbor Federal Bancorp Inc.     3.00        7.38        4.44        2.94         0.13        1.87       60.75    58.96
HRZB         Horizon Financial Corp.         3.64        7.75        4.23        3.52         0.26        1.40       37.01    32.28
HTHR         Hawthorne Financial Corp.       3.79        8.52        4.94        3.58         0.42        2.45       61.97    57.52
HWEN         Home Financial Bancorp          4.39        8.60        4.36        4.24         0.32        3.35       74.61    72.71
HZFS         Horizon Financial Svcs Corp.    3.27        7.62        4.48        3.13         0.51        2.38       64.08    58.23
IBSF         IBS Financial Corp.             3.12        6.98        3.95        3.03         0.11        1.93       61.58    60.22
IFSB         Independence Federal Svgs Bank  2.62        7.22        4.73        2.49         1.05        3.05       82.36    74.88
INBI         Industrial Bancorp Inc.         4.05        8.04        4.07        3.97         0.15        1.78       43.27    41.16
INCB         Indiana Community Bank SB       4.28        7.74        3.57        4.17         1.04        3.97       76.12    70.14
IPSW         Ipswich Savings Bank            3.60        7.17        3.74        3.43         0.58        2.39       60.16    53.44
ITLA         ITLA Capital Corp.              4.65        9.32        4.74        4.58         0.18        2.04       41.96    39.69
IWBK         InterWest Bancorp Inc.          3.25        7.56        4.51        3.05         0.61        2.17       58.16    49.74
JOAC         Joachim Bancorp Inc.            4.22        7.19        3.06        4.12         0.14        2.95       69.75    68.74
JSB          JSB Financial Inc.              4.71        7.03        2.61        4.43         0.26        1.75       39.02    35.39
JSBA         Jefferson Savings Bancorp       3.04        7.50        4.56        2.94         0.16        1.77       53.48    50.96
JXSB         Jacksonville Savings Bk (MHC)   3.53        7.60        4.29        3.31         0.41        2.82       75.69    72.64
JXVL         Jacksonville Bancorp Inc.       3.89        7.78        3.99        3.79         0.56        2.17       52.33    45.28
KFBI         Klamath First Bancorp           3.32        7.14        3.92        3.22         0.17        1.71       47.68    44.92
KNK          Kankakee Bancorp Inc.           3.22        7.23        4.15        3.09         0.46        2.37       65.13    59.95
KSAV         KS Bancorp Inc.                 3.86        7.80        4.12        3.68         0.11        2.01       52.79    51.36
KSBK         KSB Bancorp Inc.                4.49        8.36        4.01        4.35         0.78        3.21       61.08    54.15
KYF          Kentucky First Bancorp Inc.     3.45        7.23        3.85        3.37         0.18        1.91       53.63    51.11
LARK         Landmark Bancshares Inc.        3.15        7.50        4.41        3.09         0.25        1.60       47.64    43.37
LARL         Laurel Capital Group Inc.       3.69        7.43        3.81        3.62         0.32        1.72       43.61    38.58
LFBI         Little Falls Bancorp Inc.       2.69        6.60        4.02        2.58         0.07        1.78       60.34    59.22
LFCO         Life Financial Corp.            3.74        6.00        3.64        2.36         8.89        4.30       37.89  (196.30)
LFED         Leeds Federal Bankshares (MHC)  2.95        7.06        4.16        2.90         0.10        1.05       35.11    32.88
LISB         Long Island Bancorp Inc.        2.80        6.93        4.24        2.69         0.46        1.86       58.33    51.28
LOGN         Logansport Financial Corp.      3.95        7.62        3.80        3.81         0.20        1.55       38.75    35.59
LONF         London Financial Corp.          3.73        7.66        3.97        3.69         0.18        2.34       60.61    58.70
LSBI         LSB Financial Corp.             3.44        7.80        4.45        3.34         0.35        2.45       66.28    62.77
LSBX         Lawrence Savings Bank           3.26        7.23        4.07        3.17         0.38        2.21       62.11    57.60
LVSB         Lakeview Financial              3.42        6.91        3.63        3.28         0.66        2.29       50.07    40.01
LXMO         Lexington B&L Financial Corp.   4.10        8.15        4.13        4.02         0.25        2.48       57.62    55.00
MAFB         MAF Bancorp Inc.                2.97        7.20        4.38        2.83         0.45        1.44       47.82    39.48
MARN         Marion Capital Holdings         4.30        7.79        3.81        3.98         0.60        2.51       49.75    42.19
MASB         MASSBANK Corp.                  2.91        6.66        3.81        2.86         0.20        1.39       44.33    40.35
MBB          MSB Bancorp Inc.                3.26        6.65        3.66        3.00         0.52        2.48       57.01    49.52
MBBC         Monterey Bay Bancorp Inc.       2.83        7.15        4.44        2.72         0.33        2.29       68.20    64.31
MBLF         MBLA Financial Corp.            2.10        6.95        4.87        2.08         0.01        0.64       30.44    30.26
MBSP         Mitchell Bancorp Inc.           5.10        7.71        2.76        4.95         0.01        2.41       48.69    48.54
MCBN         Mid-Coast Bancorp Inc.          3.99        7.97        4.27        3.71         0.39        2.92       70.84    67.77
MDBK         Medford Bancorp Inc.            3.26        6.95        3.82        3.14         0.25        1.72       47.33    43.06
MECH         MECH Financial Inc.             3.84        7.08        3.46        3.61         0.92        2.79       61.67    51.90
MERI         Meritrust Federal SB            3.53        7.28        3.90        3.38         0.73        2.24       54.85    45.14
METF         Metropolitan Financial Corp.    3.48        8.27        4.97        3.30         0.42        2.40       63.73    59.06
MFBC         MFB Corp.                       3.23        7.52        4.35        3.17         0.18        1.96       58.39    55.99
MFFC         Milton Federal Financial Corp.  2.97        7.33        4.45        2.88         0.14        2.04       67.70    66.16
MFLR         Mayflower Co-operative Bank     4.00        7.47        3.71        3.76         0.37        2.40       57.37    53.23
MFSL         Maryland Federal Bancorp        2.73        7.26        4.58        2.67         0.23        1.60       53.99    49.99
MIFC         Mid-Iowa Financial Corp.        3.00        7.32        4.41        2.91         0.92        2.15       56.25    42.50
MIVI         Mississippi View Holding Co.    3.91        7.48        3.62        3.85         0.25        2.35       57.68    54.88
MONT         Montgomery Financial Corp.      3.39        7.76        4.50        3.25         0.03        1.97       61.50    61.14
MRKF         Market Financial Corp.          3.69        6.72        3.07        3.65         0.01        2.08       56.77    56.64

                                                                   Page 20 of 40
                                                                     (Continued)

        Exhibit 7
Selected Data on all Public Thrifts

                                                    Balance Sheet
                                                    as of the MRQ                  Market Data as of The Most Recent Quarter
                                          ---------------------------  -------------------------------------------------------------
                                              Asset   Loan   Deposit      MRQ      MRQ     MRQ     MRQ     MRQ Publicly MRQ Tangible
                                             Growth  Growth  Growth     Market    Price   Price   Price      Reported   Publicly Rep
                                              Rate    Rate    Rate       Value  Per Share High     Low      Book Value  Book Value
   Ticker     Short Name                       (%)    (%)      (%)        ($)      ($)     ($)     ($)         ($)          ($)
--------------------------                ---------- ------- --------  -------- --------- ------- ------- ------------- ------------
HFGI         Harrington Financial Group       3.28      36.76     4.22      38.55   13.000  13.750    9.750        7.50        7.50
HFNC         HFNC Financial Corp.             1.02      22.59    (1.36)    243.93   14.500  22.063   13.938        9.66        9.66
HFSA         Hardin Bancorp Inc.             18.99      14.78    12.93      15.75   18.250  18.625   12.250       15.89       15.89
HFWA         Heritage Financial Corp.        NA         NA       NA        145.05   NA      NA       NA           NA          NA
HHFC         Harvest Home Financial Corp.    11.33       3.81     4.37      12.81   15.750  15.750    9.250       11.62       11.62
HIFS         Hingham Instit. for Savings     10.42      14.32     6.99      42.69   28.750  29.000   18.000       16.40       16.40
HMLK         Hemlock Federal Financial Corp  20.68      41.73    (0.22)     38.67   17.125  17.500   12.500       14.65       14.65
HMNF         HMN Financial Inc.              24.61      26.98    28.93     121.74   32.500  32.500   18.000       20.38       18.92
HOMF         Home Federal Bancorp             9.07       7.51     6.28     162.56   26.000  28.250   16.167       12.21       11.87
HPBC         Home Port Bancorp Inc.           9.94      15.52     5.44      49.73   23.125  25       16.125       11.92       11.92
HRBF         Harbor Federal Bancorp Inc.      6.76       4.32     5.35      40.54   25.250  25.250   15.375       17.22       17.22
HRZB         Horizon Financial Corp.          5.59       3.55     5.11     134.22   17.750  18.375   11.522       11.38       11.38
HTHR         Hawthorne Financial Corp.        9.56      24.14    11.38      60.46   20.125  24.000    7.750       13.69       13.69
HWEN         Home Financial Bancorp          11.46      17.08     6.24       8.13    9.250   9.250    6.375        7.95        7.95
HZFS         Horizon Financial Svcs Corp.    19.89       9.29     2.56      14.29   12.000  13.000    7.500       10.58       10.58
IBSF         IBS Financial Corp.             (3.27)     13.73    (2.68)    197.00   17.688  18.750   13.261       11.80       11.80
IFSB         Independence Federal Svgs Bank   1.48       2.01    (2.45)     20.90   14.125  14.750    7.000       14.23       12.67
INBI         Industrial Bancorp Inc.         11.45      12.55     4.59     100.78   17.750  18.313   12.000       11.93       11.93
INCB         Indiana Community Bank SB        6.91      (2.48)    7.54      19.02   20.500  20.500   15.000       12.57       12.57
IPSW         Ipswich Savings Bank            42.97      42.98    32.39      32.50   16.500  16.500    5.938        4.96        4.96
ITLA         ITLA Capital Corp.              25.35      22.92    25.88     154.48   19.25   21.25    14           12.62       NA
IWBK         InterWest Bancorp Inc.          16.38      16.67     0.01     341.57   37.750  43.250   27.625       16.60       16.32
JOAC         Joachim Bancorp Inc.            (2.51)      5.24    (0.15)     12.01   16.000  16.000   14.000       13.70       13.70
JSB          JSB Financial Inc.               0.81      10.79    (2.45)    532.58   48.938  49.375   35.625       35.91       35.91
JSBA         Jefferson Savings Bancorp       11.47      15.34    22.02     270.40   20.188  20.188   11.125       12.29        9.64
JXSB         Jacksonville Savings Bk (MHC)   17.88      10.31    19.31      44.84   20.000  20.000    9.167        9.17        9.17
JXVL         Jacksonville Bancorp Inc.        7.85      10.51    11.16      48.87   23.250  23.250   13.250       14.09       14.09
KFBI         Klamath First Bancorp           44.88      17.39    68.93     229.86   21.500  24.250   15.000       15.92       14.55
KNK          Kankakee Bancorp Inc.           (2.06)      2.06     0.96      48.35   37.750  37.750   23.375       27.57       25.99
KSAV         KS Bancorp Inc.                 13.03      16.52     9.68      NA      24.750  25.500   14.813       16.50       16.50
KSBK         KSB Bancorp Inc.                13.69      20.09     1.23      22.92   22.500  22.500    7.667        9.33        8.91
KYF          Kentucky First Bancorp Inc.     (1.78)      4.17     0.61      17.23   14.938  14.938   10.563       11.32       11.32
LARK         Landmark Bancshares Inc.         5.25      19.99     2.38      38.84   24.875  27.250   18.000       19.49       19.49
LARL         Laurel Capital Group Inc.        5.39       0.41     2.45      46.49   21.667  22.167   11.000       10.37       10.37
LFBI         Little Falls Bancorp Inc.       15.62      30.35    (4.50)     47.69   18.500  18.500   11.375       14.53       13.40
LFCO         Life Financial Corp.           293.57     361.50   147.07     117.82   12.625  21.875   11.750        8.37        8.37
LFED         Leeds Federal Bankshares (MHC)   4.71      12.28     3.85     112.06   21.750  23.500   10.333        9.35        9.35
LISB         Long Island Bancorp Inc.         5.44       7.33     2.22   1,438.71   49.625  49.750   33.000       23.19       22.98
LOGN         Logansport Financial Corp.      10.88      11.99     5.57      21.59   18.000  18.000   11.125       13.12       13.12
LONF         London Financial Corp.           1.62       3.80     6.52       7.78   16.750  21.000   14.000       10.23       10.23
LSBI         LSB Financial Corp.             11.90      11.86    17.73      27.26   28.500  28.500   17.857       20.64       20.64
LSBX         Lawrence Savings Bank            6.51       7.09     3.41      81.47   16.375  16.375    8.125        8.77        8.77
LVSB         Lakeview Financial               9.58      29.98     2.23     106.19   24.750  26.000   11.250       13.29       11.24
LXMO         Lexington B&L Financial Corp.   49.96      38.71    75.11      18.21   17.750  17.875   13.000       15.13       14.19
MAFB         MAF Bancorp Inc.                 7.04      11.22     3.31     577.99   35.375  35.375   22.250       17.55       15.46
MARN         Marion Capital Holdings          9.13       5.66     7.85      48.55   27.125  28.125   19.250       22.38       21.90
MASB         MASSBANK Corp.                   4.18       9.07     2.73     171.40   47.625  48.250   28.125       29.06       28.64
MBB          MSB Bancorp Inc.                (8.75)     14.02    (8.61)     99.55   28.875  28.875   15.500       22.40       11.94
MBBC         Monterey Bay Bancorp Inc.       (4.15)     13.33     0.76      69.44   19.500  20.500   14.625       15.83       14.76
MBLF         MBLA Financial Corp.             7.02      15.88    18.24      35.27   30.500  30.500   19.000       22.32       22.32
MBSP         Mitchell Bancorp Inc.            5.56       8.25    11.09      15.48   17.000  18.000   14.000       15.56       15.56
MCBN         Mid-Coast Bancorp Inc.           8.29       2.65     9.84       9.01   30.000  32.500   18.500       22.03       22.03
MDBK         Medford Bancorp Inc.             9.28       1.67     3.73     198.11   39.25   42       24.5         22.35       21.03
MECH         MECH Financial Inc.             19.51      16.86     1.91     140.93   26.063  28.000   15.500       16.73       16.73
MERI         Meritrust Federal SB             3.18       4.36     2.30      60.97   69.000  69.000   31.500       25.66       25.66
METF         Metropolitan Financial Corp.    20.27       9.66    18.59     119.87   15.500  15.750    5.375        5.20        4.78
MFBC         MFB Corp.                       17.93      25.55     7.34      43.72   30.375  30.375   16.625       20.61       20.61
MFFC         Milton Federal Financial Corp.  24.54      25.26     9.86      35.70   15.375  15.938   13.250       12.21       12.21
MFLR         Mayflower Co-operative Bank      9.51       4.22     2.79      23.27   25.000  26.750   15.750       14.31       14.09
MFSL         Maryland Federal Bancorp         4.83       0.28     2.72     233.33   26.625  26.625   16.375       15.84       15.68
MIFC         Mid-Iowa Financial Corp.        15.61      13.86     8.71      20.52   11.500  11.750    6.375        7.41        7.40
MIVI         Mississippi View Holding Co.    (2.43)      1.39    (2.62)     14.25   18.500  19.750   12.000       16.85       16.85
MONT         Montgomery Financial Corp.      11.68      12.03     5.26      21.18   12.875  14.000   11.000       11.89       11.89
MRKF         Market Financial Corp.          24.28      22.13    (4.88)     22.87   15.625  16.000   12.250       15.13       15.13

        Exhibit 7
Selected Data on all Public Thrifts

                                                           Income Statement as of The Most Recent Quarter
                                           -----------------------------------------------------------------------------------------
                                             Net       Interest    Interest  Net Interest Noninterest  Noninterest           Over-
                                          Interest     Income/    Expense/     Income/     Income/     Expense/   Efficiency head
                                           Margin    Avg Assets  Avg Assets  Avg Assets   Avg Assets  Avg Assets     Ratio   Ratio
   Ticker     Short Name                     (%)          (%)         (%)         (%)         (%)          (%)         (%)    (%)
--------------------------                ------------------------------------------------------------------------------------------
MSBF         MSB Financial Inc.              4.78        8.26        3.65        4.61         0.46        2.80       55.35     50.86
MSBK         Mutual Savings Bank FSB         1.75        6.49        4.77        1.72         0.47        2.18       99.81     99.76
MWBI         Midwest Bancshares Inc.         2.88        7.42        4.64        2.78         0.23        1.78       59.12     55.71
MWBX         MetroWest Bank                  4.11        7.73        3.81        3.92         0.39        2.64       59.83     55.83
MWFD         Midwest Federal Financial       4.00        7.99        4.21        3.78         0.86        2.90       61.55     52.82
MYST         Mystic Financial Inc.          NA          NA          NA          NA           NA          NA          NA        NA
NASB         North American Savings Bank     3.62        8.41        4.88        3.53         0.82        2.04       47.31     35.08
NBN          Northeast Bancorp               4.08        8.39        4.47        3.93         0.67        3.32       69.82     64.69
NBSI         North Bancshares Inc.           3.27        7.28        4.14        3.14         0.19        2.55       76.56     75.13
NEIB         Northeast Indiana Bancorp       3.58        7.87        4.33        3.53         0.30        1.73       45.15     40.52
NHTB         New Hampshire Thrift Bncshrs    3.67        7.40        3.99        3.41         0.69        2.66       62.28     54.65
NMSB         NewMil Bancorp Inc.             3.97        7.37        3.54        3.84         0.45        2.67       65.15     61.07
NSLB         NS&L Bancorp Inc.               3.27        6.70        3.51        3.18         0.40        2.46       68.48     64.48
NSSY         NSS Bancorp Inc.                3.06        7.11        4.13        2.98         0.67        2.63       68.74     61.67
NTBK         Net.B@nk Inc.                  NA          NA          NA          NA           NA          NA          NA        NA
NTMG         Nutmeg Federal S&LA             4.20        7.30        3.30        3.99         1.23        4.07       76.54     69.33
NWEQ         Northwest Equity Corp.          3.83        8.01        4.39        3.62         0.44        2.34       55.95     50.54
NWSB         Northwest Bancorp Inc. (MHC)    3.80        7.85        4.22        3.63         0.31        2.26       55.23     51.41
NYB          New York Bancorp Inc.           3.81        7.66        3.93        3.73         0.38        1.61       38.52     32.27
OCFC         Ocean Financial Corp.           3.12        6.96        3.92        3.04         0.17        1.62       50.91     48.15
OCN          Ocwen Financial Corp.           4.91        9.61        5.51        4.10         0.99        3.23       85.96     82.56
OFCP         Ottawa Financial Corp.          3.36        7.45        4.34        3.11         0.41        2.15       57.12     51.44
OHSL         OHSL Financial Corp.            3.17        7.63        4.54        3.09         0.16        1.98       61.03     58.97
OSFS         Ohio State Financial Services   3.85        7.10        3.35        3.76         0.12        2.39       61.92     60.72
OTFC         Oregon Trail Financial Corp.   NA          NA          NA          NA           NA          NA          NA        NA
PBCI         Pamrapo Bancorp Inc.            4.72        7.69        3.21        4.48         0.36        2.65       53.02     49.28
PBCT         People's Bank (MHC)             3.51        6.70        3.47        3.23         2.43        4.07       70.74     48.74
PBHC         Pathfinder Bancorp Inc. (MHC)   4.06        7.39        3.60        3.80         0.51        3.02       66.18     61.64
PBKB         People's Bancshares Inc.        3.11        7.24        4.26        2.98         0.29        2.61       77.55     75.34
PCBC         Perry County Financial Corp.    2.85        6.88        4.07        2.81         0.04        1.08       37.74     36.82
PDB          Piedmont Bancorp Inc.           3.95        7.84        3.99        3.85         0.28        2.13       52.18     48.65
PEDE         Great Pee Dee Bancorp          NA          NA          NA          NA           NA          NA          NA        NA
PEEK         Peekskill Financial Corp.       3.69        6.74        3.10        3.64         0.12        1.82       48.28     46.54
PERM         Permanent Bancorp Inc.          2.72        7.15        4.54        2.62         0.43        1.99       64.17     58.27
PERT         Perpetual Bank (MHC)            3.85        7.72        4.04        3.68         0.91        2.93       63.96     55.05
PFDC         Peoples Bancorp                 3.69        7.70        4.05        3.65         0.22        1.45       37.31     33.47
PFED         Park Bancorp Inc.               3.56        7.03        3.60        3.42         0.10        2.20       66.89     65.89
PFFB         PFF Bancorp Inc.                2.89        7.23        4.42        2.81         0.47        2.03       60.59     54.06
PFFC         Peoples Financial Corp.         3.71        7.19        3.58        3.61         0.03        2.42       66.44     66.13
PFNC         Progress Financial Corp.        4.57        8.21        3.96        4.25         1.21        4.06       71.06     62.82
PFSB         PennFed Financial Services Inc  2.59        7.13        4.64        2.49         0.16        1.32       42.55     38.95
PFSL         Pocahontas FS&LA (MHC)          2.02        6.97        5.01        1.96         0.33        1.31       57.35     50.13
PHBK         Peoples Heritage Finl Group     4.66        7.68        3.41        4.28         0.95        3.26       59.53     50.59
PHFC         Pittsburgh Home Financial Corp  2.97        7.53        4.66        2.86         0.20        1.82       58.81     55.92
PHSB         Peoples Home Savings Bk (MHC)   3.54        7.24        3.80        3.43         0.38        2.75       72.11     68.98
PKPS         Poughkeepsie Financial Corp.    3.30        7.66        4.51        3.15         0.44        2.74       68.28     63.90
PLSK         Pulaski Savings Bank (MHC)      3.23        7.25        4.19        3.06         0.10        2.04       64.22     63.03
PMFI         Perpetual Midwest Financial     2.97        7.67        4.83        2.84         0.39        2.21       68.41     64.10
PRBC         Prestige Bancorp Inc.           3.18        7.00        3.91        3.08         0.26        2.33       69.66     67.08
PROV         Provident Financial Holdings    3.19        7.13        4.06        3.07         0.70        2.83       75.79     70.25
PSBK         Progressive Bank Inc.           4.05        7.78        3.93        3.85         0.38        2.43       53.62     49.04
PSFC         Peoples-Sidney Financial Corp.  3.79        7.76        4.04        3.72         0.06        1.91       50.42     49.57
PSFI         PS Financial Inc.               5.20        7.42        2.52        4.90         0.10        1.55       30.97     29.58
PTRS         Potters Financial Corp.         3.36        7.13        3.88        3.25         0.29        2.44       70.91     68.28
PULB         Pulaski Bank, Svgs Bank (MHC)   3.78        7.61        3.92        3.69         0.27        2.39       60.31     57.39
PULS         Pulse Bancorp                   2.68        7.00        4.38        2.63         0.08        1.02       37.71     35.92
PVFC         PVF Capital Corp.               3.96        8.77        4.83        3.94         0.32        2.23       52.46     48.63
PVSA         Parkvale Financial Corp.        2.98        7.23        4.30        2.93         0.23        1.44       44.92     40.59
PWBC         PennFirst Bancorp Inc.          2.11        6.84        4.76        2.07         0.13        1.18       53.63     50.66
PWBK         Pennwood Bancorp Inc.           4.43        7.91        3.70        4.20         0.25        2.85       62.07     59.81
QCBC         Quaker City Bancorp Inc.        3.06        7.65        4.65        3.00         0.33        1.86       53.17     48.08
QCFB         QCF Bancorp Inc.                4.14        7.19        3.12        4.07         0.38        1.80       40.43     34.85
QCSB         Queens County Bancorp Inc.      4.66        8.15        3.83        4.32         0.12        1.87       41.82     40.16
RARB         Raritan Bancorp Inc.            3.57        7.22        3.80        3.43         0.25        1.95       52.01     48.52

                                                                   Page 21 of 40
                                                                     (Continued)

        Exhibit 7
Selected Data on all Public Thrifts

                                                    Balance Sheet
                                                    as of the MRQ                  Market Data as of The Most Recent Quarter
                                          ---------------------------  -------------------------------------------------------------
                                              Asset   Loan   Deposit      MRQ      MRQ     MRQ     MRQ     MRQ Publicly MRQ Tangible
                                             Growth  Growth  Growth     Market    Price   Price   Price      Reported   Publicly Rep
                                              Rate    Rate    Rate       Value  Per Share High     Low      Book Value  Book Value
   Ticker     Short Name                       (%)    (%)      (%)        ($)      ($)     ($)     ($)         ($)          ($)
--------------------------                ---------- ------- --------  -------- --------- ------- ------- ------------- ------------
MSBF         MSB Financial Inc.             16.39      14.98    2.52       20.32  19.000   19.500    9.500       10.56       10.56
MSBK         Mutual Savings Bank FSB        (3.00)     25.81   (0.71)      58.34  13.000   14.625    5.500        9.91        9.91
MWBI         Midwest Bancshares Inc.         8.28      12.13    3.30       17.35  18.250   19.500    8.833       10.46       10.46
MWBX         MetroWest Bank                 16.53      17.37   13.96      112.43   9.000    9.500    4.625        3.17        3.17
MWFD         Midwest Federal Financial       8.72      13.01    4.01       48.83  23.500   24.500   16.750       11.70       11.31
MYST         Mystic Financial Inc.          NA         NA      NA          50.33  NA       NA       NA           NA          NA
NASB         North American Savings Bank    (0.62)     (2.16)   6.96      156.78  53.125   56.000   33.875       27.83       27.02
NBN          Northeast Bancorp              16.89      21.39   21.96       40.22  19.000   19.250    8.833        9.46        8.53
NBSI         North Bancshares Inc.           4.69       7.68    1.96       25.02  17.875   18.833   10.500       11.60       11.60
NEIB         Northeast Indiana Bancorp      18.93      21.33   24.44       36.90  19.500   20.250   12.750       15.51       15.51
NHTB         New Hampshire Thrift Bncshrs   20.27      18.30   26.77       42.28  20.500   22.750   11.750       12.24       10.58
NMSB         NewMil Bancorp Inc.            14.00       4.68    8.21       52.85  13.000   14.500    8.750        8.54        8.54
NSLB         NS&L Bancorp Inc.              (0.98)     12.30    5.15       12.00  18.875   19.500   13.625       16.64       16.52
NSSY         NSS Bancorp Inc.                5.27      (2.24)  (9.64)     101.94  36.000   37.000   22.688       22.49       21.83
NTBK         Net.B@nk Inc.                  NA         NA      NA         125.99  10.625   NA       NA            5.69        5.69
NTMG         Nutmeg Federal S&LA            11.95       8.84   11.10       11.10   8.438    8.438    5.250        5.88        5.88
NWEQ         Northwest Equity Corp.          3.15       3.46    0.85       18.14  20.750   20.750   11.875       14.82       14.82
NWSB         Northwest Bancorp Inc. (MHC)   17.62      13.25   23.41      745.86  14.125   16.375    6.625        4.44        3.94
NYB          New York Bancorp Inc.           4.57       7.39   (1.07)     878.41  39.719   39.719   18.656        8.34        8.34
OCFC         Ocean Financial Corp.          15.88      15.29    4.50      275.83  37.250   38.375   25.500       27.45       27.45
OCN          Ocwen Financial Corp.          23.57      NA       3.29    1,779.12  25.438   28.282   12.625        6.93        6.67
OFCP         Ottawa Financial Corp.          4.42       4.73    5.15      154.08  34.000   34.000   15.341       14.37       11.69
OHSL         OHSL Financial Corp.           10.77       8.85    8.97       45.61  27.000   28.250   21.000       21.60       21.60
OSFS         Ohio State Financial Services  12.17      (2.73)  (5.90)      10.15  15.500   15.500   15.500       16.47       16.47
OTFC         Oregon Trail Financial Corp.   NA         NA      NA          79.07  17.375   NA       NA           15.34       15.34
PBCI         Pamrapo Bancorp Inc.            3.80       1.63    2.22       76.76  27.250   27.250   18.500       17.07       16.96
PBCT         People's Bank (MHC)             7.05       3.76   11.88    2,320.38  38.000   38.000   18.959       11.61       11.55
PBHC         Pathfinder Bancorp Inc. (MHC)   3.60      11.64   (4.15)      61.09  20.000   20.000    6.253        8.20        6.95
PBKB         People's Bancshares Inc.       53.77      48.79    5.60       78.52  22.750   24.500   10.500        9.16        8.81
PCBC         Perry County Financial Corp.    5.75      23.91   (1.20)      19.77  24.125   25.000   17.000       19.76       19.76
PDB          Piedmont Bancorp Inc.           4.06      11.92    6.69       29.23  10.875   11.625    9.250        7.66        7.66
PEDE         Great Pee Dee Bancorp          NA         NA      NA          35.37  16.125   NA       NA           14.15       14.15
PEEK         Peekskill Financial Corp.      (1.77)     10.47    3.24       53.16  16.750   18.250   13.375       14.87       14.87
PERM         Permanent Bancorp Inc.          1.66       2.40    0.69       70.08  31.125   31.125   20.375       20.67       20.43
PERT         Perpetual Bank (MHC)           30.97      26.27   20.89       98.64  60.625   65.500   22.563       20.29       20.29
PFDC         Peoples Bancorp                 4.98       8.57    3.99       79.46  22.000   25.000   13.000       13.25       13.25
PFED         Park Bancorp Inc.              (0.69)      3.22    5.64       44.03  18.625   18.625   13.000       16.55       16.55
PFFB         PFF Bancorp Inc.                9.56       2.75    1.39      350.14  19.875   21.500   13.625       14.95       14.80
PFFC         Peoples Financial Corp.        (7.60)     29.29    2.17       23.20  15.125   19.000   12.750       10.98       10.98
PFNC         Progress Financial Corp.       28.61      28.93   11.27       72.13  16.500   16.500    7.679        6.18        5.19
PFSB         PennFed Financial Services Inc 21.57      20.74   11.00      176.04  17.125   17.375   10.000       11.52        9.87
PFSL         Pocahontas FS&LA (MHC)          4.37      17.15   28.95       73.66  44.500   45.000   16.750       15.16       15.16
PHBK         Peoples Heritage Finl Group    25.88      29.06   14.75    1,284.60  46.000   47.000   26.188       17.13       12.87
PHFC         Pittsburgh Home Financial Corp 37.03      28.29    4.35       35.45  18.000   20.813   13.000       12.52       12.37
PHSB         Peoples Home Savings Bk (MHC)   7.67       3.99   (0.93)      54.17  18.875   19.750   13.625       10.37       10.37
PKPS         Poughkeepsie Financial Corp.    1.96       4.85    7.85      133.20  11.625   11.625    5.250        5.75        5.75
PLSK         Pulaski Savings Bank (MHC)     13.07       6.20    4.09       38.47  19.250   24.500   11.500       10.29       10.29
PMFI         Perpetual Midwest Financial     0.92      12.67    9.99       55.09  29.250   30.500   18.750       18.49       18.49
PRBC         Prestige Bancorp Inc.          24.97      25.68    8.75       17.38  20.000   20.000   13.000       17.08       17.08
PROV         Provident Financial Holdings   22.41      25.37    9.69      109.84  21.875   22.250   13.750       17.85       17.85
PSBK         Progressive Bank Inc.           0.95      (3.12)   0.55      167.40  38.250   39.250   22.750       20.48       18.57
PSFC         Peoples-Sidney Financial Corp. 15.11       9.45   (1.99)      32.14  17.875   18.500   12.563       15.85       15.85
PSFI         PS Financial Inc.              NA         NA      NA          29.16  17.125   18.000   11.625       14.76       14.76
PTRS         Potters Financial Corp.        (2.22)     36.78    2.96       17.36  14.125   14.125    7.750       11.21       11.21
PULB         Pulaski Bank, Svgs Bank (MHC)   2.29       6.52    2.28      101.70  31.375   32.500   14.500       11.54       11.54
PULS         Pulse Bancorp                   5.81       5.04    3.77       82.33  26.125   29.750   15.750       14.31       14.31
PVFC         PVF Capital Corp.              13.99      13.89   13.61       60.33  20.188   21.750   13.636       10.85       10.85
PVSA         Parkvale Financial Corp.        7.81      20.76    7.58      158.98  34.250   34.250   19.600       15.79       15.70
PWBC         PennFirst Bancorp Inc.         30.35      NA      20.03      100.80  19.250   19.500   12.273       13.00       NA
PWBK         Pennwood Bancorp Inc.           1.08      41.99    3.58       11.01  19.750   19.750   13.000       16.76       16.76
QCBC         Quaker City Bancorp Inc.       11.47       4.12    7.27       97.82  21.250   24.563   14.200       15.73       15.73
QCFB         QCF Bancorp Inc.                3.91      12.02    0.83       39.04  29.750   29.750   17.500       19.41       19.41
QCSB         Queens County Bancorp Inc.     18.00      21.54    4.42      596.51  40.500   40.500   20.222       13.23       13.23
RARB         Raritan Bancorp Inc.            8.77      13.88    1.78       66.42  28.000   29.250   15.500       13.01       12.83

        Exhibit 7
Selected Data on all Public Thrifts

                                                           Income Statement as of The Most Recent Quarter
                                           -----------------------------------------------------------------------------------------
                                             Net       Interest    Interest  Net Interest Noninterest  Noninterest           Over-
                                          Interest     Income/    Expense/     Income/     Income/     Expense/   Efficiency head
                                           Margin    Avg Assets  Avg Assets  Avg Assets   Avg Assets  Avg Assets     Ratio   Ratio
   Ticker     Short Name                     (%)          (%)         (%)         (%)         (%)          (%)         (%)    (%)
--------------------------                ------------------------------------------------------------------------------------------
RCBK         Richmond County Financial Corp NA          NA          NA          NA           NA          NA          NA        NA
REDF         RedFed Bancorp Inc.             3.37        7.13        3.94        3.19         0.75        2.66       64.00     55.50
RELI         Reliance Bancshares Inc.        5.02        7.39        2.59        4.80         0.05        3.11       64.15     63.80
RELY         Reliance Bancorp Inc.           3.41        7.16        3.94        3.22         0.2         1.79       46.67     43.28
RIVR         River Valley Bancorp            3.71        7.01        3.45        3.57         0.53        2.86       69.21     64.59
ROSE         TR Financial Corp.              2.63        7.19        4.61        2.58         0.20        1.29       46.09     41.84
RSLN         Roslyn Bancorp Inc.             2.76        6.23        3.50        2.73         0.19        1.33       44.80     40.98
RVSB         Riverview Bancorp Inc.          4.51        8.17        3.94        4.24         0.86        2.95       54.96     45.77
SBFL         SB of the Finger Lakes (MHC)    3.15        7.07        4.10        2.96         0.25        2.60       78.26     76.46
SBOS         Boston Bancorp (The)            2.72        6.92        4.27        2.65         0.16        1.51       56.25     53.67
SCBS         Southern Community Bancshares   3.97        7.30        3.39        3.91         0.24        2.28       54.94     52.14
SCCB         S. Carolina Community Bancshrs  4.14        7.68        3.62        4.06         0.25        2.68       61.79     59.42
SFED         SFS Bancorp Inc.                3.46        7.26        3.89        3.37         0.25        2.55       70.82     68.67
SFFC         StateFed Financial Corp.        3.47        7.79        4.51        3.28         0.16        1.44       52.28     50.02
SFIN         Statewide Financial Corp.       3.70        7.28        3.68        3.60         0.29        2.49       63.67     60.76
SFSB         SuburbFed Financial Corp.       2.85        7.12        4.37        2.75         0.67        2.56       74.48     68.24
SFSL         Security First Corp.            4.00        8.26        4.40        3.86         0.26        1.99       47.85     44.31
SGVB         SGV Bancorp Inc.                2.60        7.19        4.68        2.52         0.27        2.15       74.85     72.18
SHEN         First Shenango Bancorp Inc.     3.22        7.44        4.27        3.17         0.19        1.47       42.86     39.36
SHSB         SHS Bancorp Inc.                2.90        7.75        4.91        2.85         0.14        2.16       69.84     68.32
SIB          Staten Island Bancorp Inc.      4.39        7.05        2.88        4.16         0.35        2.06       43.41     38.65
SISB         SIS Bancorp Inc.                3.80        7.12        3.53        3.59         0.92        2.99       65.85     57.08
SKAN         Skaneateles Bancorp Inc.        4.13        7.73        3.84        3.88         0.72        3.38       72.00     66.80
SKBO         First Carnegie Deposit (MHC)    2.66        6.74        4.16        2.58         0.06        1.62       61.43     60.60
SMBC         Southern Missouri Bancorp Inc.  3.19        7.07        3.94        3.14         0.35        2.05       61.45     57.14
SOBI         Sobieski Bancorp Inc.           3.38        7.27        4.02        3.25         0.17        2.39       70.09     68.55
SOPN         First Savings Bancorp Inc.      3.90        7.57        3.75        3.83         0.17        1.24       30.99     27.85
SOSA         Somerset Savings Bank           4.04        8.17        4.31        3.85         0.22        2.96       63.36     61.24
SPBC         St. Paul Bancorp Inc.           3.01        7.00        4.11        2.88         0.90        2.14       59.09     46.34
SRN          Southern Banc Co.               2.77        7.05        4.33        2.72         0.10        2.08       72.14     71.15
SSB          Scotland Bancorp Inc.           4.58        7.56        3.06        4.50         0.11        2.26       48.91     47.66
SSFC         South Street Financial Corp.    3.37        7.15        3.85        3.30         0.06        1.93       57.30     56.46
SSM          Stone Street Bancorp Inc.       4.80        7.91        3.24        4.68         0.14        2.25       46.72     45.11
STFR         St. Francis Capital Corp.       2.74        7.11        4.57        2.54         0.37        1.99       64.20     59.00
STSA         Sterling Financial Corp.        2.81        7.62        4.97        2.65         0.48        2.16       64.77     58.45
SVRN         Sovereign Bancorp Inc.          2.63        7.16        4.62        2.54         0.23        1.36       45.74     40.73
SWBI         kouthwest Bancshares Inc.       3.39        7.43        4.26        3.17         0.19        1.73       56.11     53.50
SWCB         Sandwich Bancorp Inc.           3.72        7.23        3.69        3.54         0.51        2.46       58.18     52.13
SZB          SouthFirst Bancshares Inc.      3.88        7.59        3.95        3.64         1.11        3.56       74.91     67.27
THR          Three Rivers Financial Corp.    3.70        7.53        3.95        3.58         0.53        2.82       68.85     64.29
THRD         TF Financial Corp.              3.12        6.85        3.82        3.03         0.19        2.15       61.67     59.25
TPNZ         Tappan Zee Financial Inc.       3.78        7.43        3.72        3.71         0.13        2.40       62.22     60.92
TRIC         Tri-County Bancorp Inc.         3.19        7.33        4.22        3.11         0.16        1.84       56.26     54.01
TSBK         Timberland Bancorp Inc.        NA          NA          NA          NA           NA          NA          NA        NA
TSBS         Peoples Bancorp Inc. (MHC)      3.66        6.94        3.45        3.48         0.31        2.13       52.66     48.41
TSH          Teche Holding Co.               3.39        7.56        4.25        3.31         0.73        2.55       63.87     55.95
TWIN         Twin City Bancorp               3.92        7.73        3.99        3.74         0.39        2.58       63.03     59.21
UBMT         United Financial Corp.          3.80        7.02        3.36        3.66         0.62        2.04       47.68     38.81
UCBC         Union Community Bancorp         3.53        7.81        4.37        3.43         0.07        1.42       34.24     32.85
UFRM         United Federal Savings Bank     3.86        8.19        4.59        3.60         0.95        3.45       75.52     69.04
USAB         USABancshares, Inc.             4.80        9.17        4.50        4.67         0.57        4.00       73.80     70.58
UTBI         United Tennessee Bankshares    NA          NA          NA          NA           NA          NA          NA        NA
VABF         Virginia Beach Fed. Financial   3.15        7.98        4.91        3.07         0.36        2.60       75.37     72.44
WAMU         Washington Mutual Inc.          3.03        7.38        4.50        2.88         0.84        1.98       51.23     37.06
WAYN         Wayne Savings Bancshares (MHC)  3.33        7.56        4.35        3.21         0.23        2.37       68.82     66.58
WBST         Webster Financial Corp.         3.16        7.02        4.00        3.02         0.51        2.07       54.92     47.37
WCBI         Westco Bancorp Inc.             3.64        7.58        4.04        3.54         0.26        1.56       41.31     37.07
WCFB         Webster City Federal SB (MHC)   3.65        7.15        3.57        3.58         0.22        1.46       38.40     34.66
WEFC         Wells Financial Corp.           3.42        7.56        4.21        3.36         0.50        1.96       50.95     43.69
WEHO         Westwood Homestead Fin. Corp.   3.56        7.68        4.16        3.52         0.11        2.00       55.03     53.65
WES          Westcorp                        3.57        7.66        4.56        3.10         4.26        6.96       94.89     87.87
WFI          Winton Financial Corp.          3.19        8.04        4.92        3.12         0.13        1.87       57.25     55.44
WFSL         Washington Federal Inc.         3.68        8.16        4.58        3.58         0.08        0.74       18.27     16.54
WHGB         WHG Bancshares Corp.            3.84        7.22        3.55        3.68         0.13        2.47       64.91     63.65

                                                                   Page 22 of 40
                                                                     (Continued)

        Exhibit 7
Selected Data on all Public Thrifts

                                                    Balance Sheet
                                                    as of the MRQ                  Market Data as of The Most Recent Quarter
                                          ---------------------------  -------------------------------------------------------------
                                              Asset   Loan   Deposit    MRQ      MRQ     MRQ     MRQ     MRQ Publicly MRQ Tangible
                                             Growth  Growth  Growth   Market    Price   Price   Price      Reported   Publicly Rep
                                              Rate    Rate    Rate     Value  Per Share High     Low      Book Value  Book Value
   Ticker     Short Name                       (%)    (%)      (%)      ($)      ($)     ($)     ($)         ($)          ($)
--------------------------                ---------- ------- -------- ------- --------- ------- ------- ------------- --------------
RCBK         Richmond County Financial Corp  NA        NA      NA        414.41  NA       NA       NA           NA          NA
REDF         RedFed Bancorp Inc.             14.42     22.00    6.81     143.75  19.875   21.125   12.375       11.65       11.61
RELI         Reliance Bancshares Inc.        (0.14)     9.48   (1.41)     22.74   9.500    9.688    6.625        8.71        8.71
RELY         Reliance Bancorp Inc.           19.43     17.35   16.86     356.46  36.625   36.875   18.625       19.92       13.57
RIVR         River Valley Bancorp            64.64     92.27   50.56      23.51  17.000   17.250   13.250       14.80       14.59
ROSE         TR Financial Corp.              17.90     20.2    (6.02)    580.73  33.25    35       16.563       14.54       14.54
RSLN         Roslyn Bancorp Inc.             (0.47)    88.77   (0.68)    930.15  23.250   24.313   15.000       14.40       14.33
RVSB         Riverview Bancorp Inc.          17.18     10.56    2.17      98.13  17.750   18.000    6.005        9.75        9.41
SBFL         SB of the Finger Lakes (MHC)    23.59     33.22   21.26      60.69  16.000   16.000    6.625        6.08        6.08
SBOS         Boston Bancorp (The)           (15.43)   (13.03)   0.65      NA     41.750   44.000   28.750       40.29       40.29
SCBS         Southern Community Bancshares   (1.74)    17.30    0.90      20.47  18.250   19.000   13.000       12.40       12.40
SCCB         S. Carolina Community Bancshrs  (1.80)     0.58    5.20      12.54  22.5     25.25    15           15.99       15.99
SFED         SFS Bancorp Inc.                 5.79     12.99    7.01      27.64  26.875   26.875   14.750       17.73       17.73
SFFC         StateFed Financial Corp.         7.00      0.51   10.23      22.61  14.750   14.750    8.250       10.04       10.04
SFIN         Statewide Financial Corp.        6.20      4.04    0.02     104.27  21.500   21.625   12.625       14.34       14.32
SFSB         SuburbFed Financial Corp.        8.51     21.31    2.29      59.96  50.000   50.000   19.000       23.31       23.24
SFSL         Security First Corp.             8.58     10.71   12.89     163.74  20.875   21.500   11.667        8.38        8.25
SGVB         SGV Bancorp Inc.                10.27     10.92   18.95      39.28  17.750   19.375   11.125       13.13       12.94
SHEN         First Shenango Bancorp Inc.     (7.59)     0.23    2.84      88.97  37.000   37.000   21.750       23.13       23.13
SHSB         SHS Bancorp Inc.                10.79      6.69    4.60      14.65  NA       NA       NA           NA          NA
SIB          Staten Island Bancorp Inc.      48.75     12.33    2.91     899.81  20.938   20.938   19.063       15.20       14.79
SISB         SIS Bancorp Inc.                 8.58      9.88    7.62     267.49  40.188   40.250   22.375       18.17       18.17
SKAN         Skaneateles Bancorp Inc.         5.75      3.90    6.48      28.38  22.125   22.125   10.667       12.30       11.97
SKBO         First Carnegie Deposit (MHC)     2.25      3.50   (4.82)     43.70  18.750   19.875   11.625       10.74       10.74
SMBC         Southern Missouri Bancorp Inc.   0.17     14.37   (6.53)     34.93  20.500   20.500   14.250       16.47       16.47
SOBI         Sobieski Bancorp Inc.           10.86     24.36   (2.33)     16.86  20.375   20.375   13.750       17.75       17.75
SOPN         First Savings Bancorp Inc.      13.14      8.53    6.72      85.21  25.500   25.500   17.875       18.51       18.51
SOSA         Somerset Savings Bank            4.32      6.30    3.02      80.18   5.000    5.938    1.984        2.15        2.15
SPBC         St. Paul Bancorp Inc.            4.59     15.08   (1.58)    919.25  26.250   28.500   15.200       12.22       12.19
SRN          Southern Banc Co.               (0.12)    15.53   (1.19)     20.76  17.750   18.000   13.125       14.84       14.72
SSB          Scotland Bancorp Inc.           (9.69)    (3.36)   9.21      19.38   9.938   19.250    9.875        7.73        7.73
SSFC         South Street Financial Corp.    (0.01)     1.64    1.61      58.45  19.000   20.000   13.750        7.85        7.85
SSM          Stone Street Bancorp Inc.       (1.50)    11.56   (0.14)     37.96  21.250   27.250   18.000       16.32       16.32
STFR         St. Francis Capital Corp.       13.36     17.00   19.00     233.68  50.500   50.500   26.000       24.73       22.05
STSA         Sterling Financial Corp.        22.12     14.28   14.87     186.41  21.750   22.500   13.625       13.59       12.56
SVRN         Sovereign Bancorp Inc.          14.68     19.05    9.05   2,411.14  20.750   21.625   10.938        7.61        6.32
SWBI         kouthwest Bancshares Inc.       (3.69)     3.11    0.93      86.36  29.750   30.125   18.000       16.22       16.22
SWCB         Sandwich Bancorp Inc.           11.65     15.55    8.95     112.16  44.000   45.000   27.250       21.63       20.88
SZB          SouthFirst Bancshares Inc.      77.63     52.31  101.60      21.34  22.750   22.750   12.875       16.40       15.98
THR          Three Rivers Financial Corp.     9.20      5.97    1.61      19.07  21.750   21.750   13.750       15.92       15.87
THRD         TF Financial Corp.              (7.84)   (18.83)  (3.98)     83.27  30.000   30.000   16.250       17.36       14.49
TPNZ         Tappan Zee Financial Inc.        8.35      3.86   10.23      30.12  18.750   22.625   13.625       14.56       14.56
TRIC         Tri-County Bancorp Inc.          4.79     14.49   (6.45)     16.34  15.000   15.000    9.000       11.84       11.84
TSBK         Timberland Bancorp Inc.         NA        NA      NA        121.09  NA       NA       NA           NA          NA
TSBS         Peoples Bancorp Inc. (MHC)       6.56      4.35    0.44     388.44  45.250   45.250   15.750       12.16       10.98
TSH          Teche Holding Co.                5.06      5.07    5.25      70.04  22.750   23.500   14.375       16.09       16.09
TWIN         Twin City Bancorp                3.47     (0.93)   7.74      18.24  15.500   15.500   11.667       11.05       11.05
UBMT         United Financial Corp.          (4.51)     1.71   (7.89)     33.03  23.750   24.250   18.500       20.24       20.24
UCBC         Union Community Bancorp         12.44     18.68    5.28      44.49  NA       NA       NA           NA          NA
UFRM         United Federal Savings Bank     16.63     33.72   12.93      57.25  19.625   21.000    8.000        6.93        6.93
USAB         USABancshares, Inc.            105.16    128.73   94.24       9.16   8.500    9.750    6.375        6.73        6.63
UTBI         United Tennessee Bankshares     NA        NA      NA         20.73  NA       NA       NA           NA          NA
VABF         Virginia Beach Fed. Financial    0.24      6.36  (10.46)     99.61  16.250   16.750    8.625        8.70        8.70
WAMU         Washington Mutual Inc.          10.93      9.67   (3.19) 18,471.95  63.813   72.375   42.750       20.80       19.37
WAYN         Wayne Savings Bancshares (MHC)   2.03     (1.42)   2.58      68.85  29.000   33.000   15.833       10.72       10.72
WBST         Webster Financial Corp.         25.19      4.09   (2.06)    853.32  66.500   66.750   35.125       27.99       24.41
WCBI         Westco Bancorp Inc.              1.59      7.22    1.75      71.47  27.250   29.250   20.000       19.72       19.72
WCFB         Webster City Federal SB (MHC)    1.40      0.36    0.81      42.71  20.000   22.000   12.750       10.60       10.60
WEFC         Wells Financial Corp.            0.05     NA       0.02      36.25  17.875   19.000   12.875       15.13       15.13
WEHO         Westwood Homestead Fin. Corp.   11.93     38.37   11.57      39.81  17.000   18.125   12.000       10.60       10.60
WES          Westcorp                        11.81      8.16    6.77     517.37  16.875   23.500   13.250       13.27       13.24
WFI          Winton Financial Corp.          12.88     13.06   11.96      54.69  20.375   20.625   11.750       12.16       11.94
WFSL         Washington Federal Inc.         (2.66)     1.72    4.93   1,434.07  28.580   30.285   20.455       14.09       12.99
WHGB         WHG Bancshares Corp.             5.71      1.13    7.13      25.70  18.750   18.750   13.125       14.34       14.34

        Exhibit 7
Selected Data on all Public Thrifts

                                                           Income Statement as of The Most Recent Quarter
                                           -----------------------------------------------------------------------------------------
                                             Net       Interest    Interest  Net Interest Noninterest  Noninterest           Over-
                                          Interest     Income/    Expense/     Income/     Income/     Expense/   Efficiency head
                                           Margin    Avg Assets  Avg Assets  Avg Assets   Avg Assets  Avg Assets     Ratio   Ratio
   Ticker     Short Name                     (%)          (%)         (%)         (%)         (%)          (%)         (%)    (%)
--------------------------                ------------------------------------------------------------------------------------------

WOFC         Western Ohio Financial Corp.    3.04        7.36        4.47        2.90         0.15        2.23       71.39     69.96
WRNB         Warren Bancorp Inc.             4.97        7.94        3.17        4.76         0.29        2.74       51.97     49.05
WSB          Washington Savings Bank, FSB    2.49        8.04        5.65        2.39         0.23        1.71       71.21     68.47
WSBI         Warwick Community Bancorp      NA          NA          NA          NA           NA          NA          NA        NA
WSFS         WSFS Financial Corp.            3.06        7.45        4.73        2.72         1.31        2.39       57.20     36.60
WSTR         WesterFed Financial Corp.       3.51        7.24        4.05        3.19         0.65        2.60       64.36     57.07
WVFC         WVS Financial Corp.             3.65        7.64        4.02        3.61         0.12        1.67       44.79     42.93
WYNE         Wayne Bancorp Inc.              3.50        7.28        3.84        3.44         0.23        2.28       63.28     60.79
YFCB         Yonkers Financial Corp.         3.92        7.51        3.66        3.84         0.30        2.24       53.97     50.43
YFED         York Financial Corp.            3.32        7.58        4.44        3.14         0.44        2.10       59.99     54.38
------------------------------------------------------------------------------------------------------------------------------------
             Average                         3.46        7.45        4.13        3.32         0.46        2.27       59.13     53.57

                                                                   Page 23 of 40
                                                                     (Continued)

        Exhibit 7
Selected Data on all Public Thrifts

                                                    Balance Sheet
                                                    as of the MRQ                  Market Data as of The Most Recent Quarter
                                          ---------------------------  -------------------------------------------------------------
                                              Asset   Loan   Deposit    MRQ      MRQ     MRQ     MRQ     MRQ Publicly MRQ Tangible
                                             Growth  Growth  Growth   Market    Price   Price   Price      Reported   Publicly Rep
                                              Rate    Rate    Rate     Value  Per Share High     Low      Book Value  Book Value
   Ticker     Short Name                       (%)    (%)      (%)      ($)      ($)     ($)     ($)         ($)          ($)
--------------------------                ---------- ------- -------- ------- --------- ------- ------- ------------- --------------
WOFC         Western Ohio Financial Corp.   14.30   16.99   26.47     63.77   27.125   27.125      19.625       23.40       21.84
WRNB         Warren Bancorp Inc.             3.35    7.06    2.82     88.49   23.000   24.125      14.750       10.52       10.52
WSB          Washington Savings Bank, FSB    3.86   (1.81)   6.69     36.81    7.500    8.250       4.375        5.13        5.13
WSBI         Warwick Community Bancorp      NA      NA      NA       113.14   NA       NA          NA           NA          NA
WSFS         WSFS Financial Corp.           11.61   (7.10)   2.96    250.76   20.000   21.750      10.500        6.96        6.92
WSTR         WesterFed Financial Corp.      83.65   83.99   87.53    143.73   25.500   27.000      17.625       19.31       15.69
WVFC         WVS Financial Corp.             5.84    7.04   (0.52)    66.45   35.250   35.250      23.500       17.75       17.75
WYNE         Wayne Bancorp Inc.             10.64   23.02   10.91     48.33   26.750   27.500      14.875       16.86       16.86
YFCB         Yonkers Financial Corp.        26.58   60.39   11.63     58.53   19.250   22.000      12.750       14.87       14.87
YFED         York Financial Corp.            1.92    1.23    7.60    221.85   25.750   27.250      12.800       11.84       11.84
------------------------------------------------------------------------------------------------------------------------------------
             Average                        12.54   15.52    8.92    262.82   24.74    25.89       15.15        14.91       14.44

        Exhibit 7
Selected Data on all Public Thrifts

                                                           Income Statement as of The Most Recent Quarter
                                           -----------------------------------------------------------------------------------------
                                             Net       Interest    Interest  Net Interest Noninterest  Noninterest           Over-
                                          Interest     Income/    Expense/     Income/     Income/     Expense/   Efficiency head
                                           Margin    Avg Assets  Avg Assets  Avg Assets   Avg Assets  Avg Assets     Ratio   Ratio
   Ticker     Short Name                     (%)          (%)         (%)         (%)         (%)          (%)         (%)    (%)
--------------------------                ------------------------------------------------------------------------------------------
             Comparable Thrift Data
CSBF          CSB Financial Group Inc.       3.35       6.65        3.41        3.24         0.22        2.73       75.34     73.70
FLKY          First Lancaster Bancshares     4.76       8.34        3.65        4.69         0.00        2.71       57.70     57.70
HBBI          Home Building Bancorp          3.54       7.56        4.14        3.43         0.25        2.50       68.18     65.89
HWEN          Home Financial Bancorp         4.39       8.60        4.36        4.24         0.32        3.35       74.61     72.71
LONF          London Financial Corp.         3.73       7.66        3.97        3.69         0.18        2.34       60.61     58.70
MBSP          Mitchell Bancorp Inc.          5.10       7.71        2.76        4.95         0.01        2.41       48.69     48.54
NSLB          NS&L Bancorp Inc.              3.27       6.70        3.51        3.18         0.40        2.46       68.48     64.48
PWBK          Pennwood Bancorp Inc.          4.43       7.91        3.70        4.20         0.25        2.85       62.07     59.81
RELI          Reliance Bancshares Inc.       5.02       7.39        2.59        4.80         0.05        3.11       64.15     63.80
SCCB          S. Carolina Community Bancshrs 4.14       7.68        3.62        4.06         0.25        2.68       61.79     59.42
------------------------------------------------------------------------------------------------------------------------------------
              Average                        4.17       7.62        3.57        4.05         0.19        2.71       64.16     62.48
              Median                         4.27       7.67        3.64        4.13         0.24        2.70       63.11     61.81
              Maximum                        5.10       8.60        4.36        4.95         0.40        3.35       75.34     73.70
              Minimum                        3.27       6.65        2.59        3.18         0.00        2.34       48.69     48.54

              Carnegie Savings Bank          3.50       7.52        4.13        3.39         0.39        3.99      105.70    106.35

              Variance to the Comparable Median (0.76) (0.15)       0.49       (0.74)        0.15        1.30       42.59     44.55

                                                                   Page 24 of 40
                                                                     (Continued)

        Exhibit 7
Selected Data on all Public Thrifts

                                                    Balance Sheet
                                                    as of the MRQ                  Market Data as of The Most Recent Quarter
                                          ---------------------------  -------------------------------------------------------------
                                              Asset   Loan   Deposit    MRQ      MRQ     MRQ     MRQ     MRQ Publicly MRQ Tangible
                                             Growth  Growth  Growth   Market    Price   Price   Price      Reported   Publicly Rep
                                              Rate    Rate    Rate     Value  Per Share High     Low      Book Value  Book Value
   Ticker     Short Name                       (%)    (%)      (%)      ($)      ($)     ($)     ($)         ($)          ($)
--------------------------                ---------- ------- -------- ------- --------- ------- ------- ------------- --------------
             Comparable Thrift Data
CSBF          CSB Financial Group Inc.       0.16     (2.11)  2.67    11.44      13.500   13.500   10,000      13.09       12.32
FLKY          First Lancaster Bancshares     35.33    37.59   6.14    14.42      15.938   16.375   14.500      14.92       14.92
HBBI          Home Building Bancorp          (4.79)    1.69  (7.69)    7.36      21.250   23.750   18.500      20.61       20.61
HWEN          Home Financial Bancorp         11.46    17.08   6.24     8.13       9.250    9.250    6.375       7.95        7.95
LONF          London Financial Corp.          1.62     3.80   6.52     7.78      16.750   21.000   14.000      10.23       10.23
MBSP          Mitchell Bancorp Inc.           5.56     8.25  11.09    15.48      17.000   18.000   14.000      15.56       15.56
NSLB          NS&L Bancorp Inc.              (0.98)   12.30   5.15    12.00      18.875   19.500   13.625      16.64       16.52
PWBK          Pennwood Bancorp Inc.           1.08    41.99   3.58    11.01      19.750   19.750   13.000      16.76       16.76
RELI          Reliance Bancshares Inc.       (0.14)    9.48  (1.41)   22.74       9.500    9.688    6.625       8.71        8.71
SCCB          S. Carolina Community Bancshrs (1.80)    0.58   5.20    12.54      22.500   25,250   15.000      15.99       15.99
------------------------------------------------------------------------------------------------------------------------------------
              Average                         4.75    13.07   3.75    12.29       16.43    17.61    12.56      14.05       13.96
              Median                          0.62     8.87   5.18    11.72       16.88    18.75    13.81      15.24       15.24
              Maximum                        35.33    41.99  11.09    22.74       22.50    25.25    18.50      20.61       20.61
              Minimum                        (4.79)   (2.11) (7.69)    7.36        9.25     9.25     6.38       7.95        7.95

              Carnegie Savings Bank          10.75    (2.31) 13.45

              Variance to the Comparable Median 10.13(11.18)  8.28


        Exhibit 7
Selected Data on all Public Thrifts

                                            Dividends                         Current Pricing Data as of 03/11/98       Productivity
                                         ---------------------- -----------------------------------------------------   ------------
                                                         LTM                                       Price/                  Full Time
                                          Current      Dividend  Price/                            Publicly  Price/Tang   Equivalent
                                          Dividend     Payout      LTM     Price/   Price/ Price/  Rep Book  Publicly Rep  Employees
                                           Yield       Ratio    Core EPS  Assets  Earnings LTM EPS  Value    Book Value      Most
   Ticker  Short Name                       ($)         (%)       (x)       (%)      (x)     (x)    (%)         (%)       Recent Qtr
-----------------------                  ---------------------- -----------------------------------------------------   ------------
%CAL      California Federal Bank          NA          NA         NA       NA       NA       NA       NA          NA         5031
%CCMD     Chevy Chase Bank, FSB            NA          NA         NA       NA       NA       NA       NA          NA           NA
AABC      Access Anytime Bancorp Inc.       0.000       0.00       9.49    12.24     2.46     8.5    141.48      141.48        NA
AADV      Advantage Bancorp Inc.            0.581      11.87      23.27    21.71    17.57    20.44   216.66      231.59       280
ABBK      Abington Bancorp Inc.             0.964      18.18      21.39    14.19    18.53    18.86   207.71      228.27       165
ABCL      Alliance Bancorp Inc.             1.630      30.86      19.42    15.88    20.45    21.09   165.44      167.39       440
ABCW      Anchor BanCorp Wisconsin          0.785      14.13      21.34    19.00    17.56    19.69   285.96      290.66       551
AFBC      Advance Financial Bancorp         1.561      NA         NA       20.58    24.4     NA      135.22      135.22        NA
AFCB      Affiliated Community Bancorp      1.622      28.65      21.51    20.83    20.56    20.79   210.11      211.19       220
AFED      AFSALA Bancorp Inc.               1.445      15.05      20.83    16.71    20.18    20.83   118.50      118.50        50
AHCI      Ambanc Holding Co.                1.306      13.51      63.36    14.95    24.18    49.66   131.44      131.44       185
AHM       H.F. Ahmanson & Co.               1.372      24.51      20.29    12.80    18.01    17.86   311.74      365.18      7849
ALBC      Albion Banc Corp.                 1.003      35.59      24.71    11.26    22.14    24.15   131.50      131.50        NA
ALBK      ALBANK Financial Corp.            1.468      20.82      15.63    15.51    11.05    15.48   176.11      226.72      1438
AMFC      AMB Financial Corp.               1.623      22.73      24.30    16.62    15.40    15.68   112.52      112.52        NA
ANA       Acadiana Bancshares Inc.          2.011      33.64      21.03    21.53    18.86    20.44   127.11      127.11        84
ANDB      Andover Bancorp Inc.              1.912      27.31      16.29    15.53    15.29    15.96   191.84      191.84       280
ANE       Alliance Bncp of New England      0.994      14.23      23.68    13.33    15.25    16.36   175.15      180.17        83
ASBI      Ameriana Bancorp                  3.012      54.46      20.83    17.47    17.14    18.97   155.91      156.02       145
ASBP      ASB Financial Corp.               2.759      62.50      22.66    21.18    22.66    22.66   136.92      136.92        21
ASFC      Astoria Financial Corp.           1.354      18.42      20.87    14.70    19.95    19.43   182.18      261.80     1,241
ATSB      AmTrust Capital Corp.             1.391      35.09      57.50    10.62    27.64    25.22    98.06       99.07        NA
AVND      Avondale Financial Corp.          0.000       0.00      NM        9.27     6.10    NM      109.36      109.36       201
BANC      BankAtlantic Bancorp Inc.         0.914     838.57      28.31    12.14    13.37    14.73   179.58      205.67        NA
BDJI      First Federal Bancorp.            0.000       0.00      23.26    16.80    19.23    23.26   165.15      165.15        39
BFD       BostonFed Bancorp Inc.            1.287      20.97      19.59    12.32    17.54    17.54   138.36      143.56       252
BFFC      Big Foot Financial Corp.          0.000      NA         NA       27.59    29.69    NA      157.39      157.39        NA
BFSB      Bedford Bancshares Inc.           1.915      38.73      20.60    24.41    22.16    20.60   160.01      160.01        39
BKC       American Bank of Connecticut      2.944      46.61      17.56    18.75    14.50    15.23   208.00      215.10       133
BKCT      Bancorp Connecticut Inc.          2.568      42.82      21.09    23.28    18.75    18.75   219.63      219.63       110
BKUNA     BankUnited Financial Corp.        0.000       0.00      32.56     6.57    29.17    26.42   153.34      172.63       258
BNKU      Bank United Corp.                 1.401      23.39      20.96    11.53    18.13    18.42   235.63      241.74     1,593
BPLS      Bank Plus Corp.                   0.000       0.00      19.86     6.74    40.28    21.97   154.91      170.19       506
BTHL      Bethel Bancorp                    2.560      20.83      16.89     6.89    16.45    13.02    91.17      108.60        NA
BVCC      Bay View Capital Corp.            1.121      32.08      24.61    13.27    99.13    33.67   248.18      298.89       640
BWFC      Bank West Financial Corp.         1.641      43.42      44.32    22.62    NM       32.5    165.63      165.63        66
BYFC      Broadway Financial Corp.          1.569      51.28      29.65     8.49    28.98    32.69    86.32       86.32        51
CAFI      Camco Financial Corp.             2.038      29.70      19.06    16.38    16.56    15.50   174.11      187.68       194
CAPS      Capital Savings Bancorp Inc.      1.038      19.51      19.76    18.06    18.07    18.80   191.43      191.43        80
CASB      Cascade Financial Corp.           0.000       0.00      20.27    12.05    17.86    19.74   173.81      173.81       143
CASH      First Midwest Financial Inc.      2.087      29.77      18.85    15.19    15.97    17.56   140.33      157.32       104
CATB      Catskill Financial Corp.          1.803      34.12      20.88    27.89    20.17    20.88   114.66      114.66        70
CBCI      Calumet Bancorp Inc.              0.000       0.00      16.09    23.89    12.85    16.16   142.42      142.42       135
CBES      CBES Bancorp Inc.                 1.557      33.90      24.94    23.62    29.19    21.77   150.40      150.40        55
CBK       Citizens First Financial Corp.    0.000       0.00      41.00    17.96    18.98    27.70   123.49      123.49       100
CBSA      Coastal Bancorp Inc.              1.455      20.44      14.73     5.68    15.28    14.67   159.65      187.82        NA
CBSB      Charter Financial Inc.            0.981      26.02      33.63    35.61    35.46    26.52   229.11      255.88       104
CCFH      CCF Holding Co.                   2.537     469.73      NM       17.74    NM      143.33   166.41      166.41        67
CEBK      Central Co-operative Bank         0.992      22.38      24.62    17.26    23.71    22.55   175.75      194.39        NA
CENB      Century Bancorp Inc.              2.133      34.64      21.6     37.34    25.20    21.65   123.84      123.84        11
CENF      CENFED Financial Corp.            0.873      13.86      18.92    10.67    14.32    17.05   191.77      192.04       339
CFB       Commercial Federal Corp.          0.640       9.43      16.85    15.59    15.91    16.61   244.49      271.10     1,569
CFBC      Community First Banking Co.       1.319      NA         NA       27.83    NA       NA      144.49      146.44       176
CFCP      Coastal Financial Corp.           1.735      27.98      19.76    17.20    15.72    16.47   287.79      287.79       180
CFFC      Community Financial Corp.         1.923      38.36      19.95    20.34    17.34    19.95   149.28      149.28        NA
CFNC      Carolina Fincorp Inc.             1.401      22.37      23.46    27.65    22.53    22.53   121.80      121.80        42
CFSB      CFSB Bancorp Inc.                 1.641      31.66      23.40    26.09    20.89    21.83   329.39      329.39       240
CFTP      Community Federal Bancorp         1.684     438.28      29.69    38.46    31.67    29.69   128.99      128.99        34
CFX       CFX Corp.                         2.885     112.82      28.5     25.55    47.66    39.1    298.73      309.64       976
CIBI      Community Investors Bancorp       1.842      27.68      16.39    16.35    17.38    16.39   141.15      141.15        NA
CKFB      CKF Bancorp Inc.                  2.353     113.95      21.91    29.31    20.43    16.47   123.98      123.98         9
CLAS      Classic Bancshares Inc.           1.366      31.46      29.29    20.07    22.28    23.03   133.29      156.25        NA
CMRN      Cameron Financial Corp            1.427      29.17      20.44    23.82    22.30    20.44   111.13      111.13        57
CMSB      Commonwealth Bancorp Inc.         1.391      27.45      28.75    14.41    19.35    19.73   152.23      192.77       732

        Exhibit 7
Selected Data on all Public Thrifts

                                            Dividends                         Current Pricing Data as of 03/11/98       Productivity
                                         ---------------------- -----------------------------------------------------   ------------
                                                         LTM                                       Price/                  Full Time
                                          Current      Dividend  Price/                            Publicly  Price/Tang   Equivalent
                                          Dividend     Payout      LTM     Price/   Price/ Price/  Rep Book  Publicly Rep  Employees
                                           Yield       Ratio    Core EPS  Assets  Earnings LTM EPS  Value    Book Value      Most
   Ticker  Short Name                       ($)         (%)       (x)       (%)      (x)     (x)    (%)         (%)       Recent Qtr
-----------------------                  ---------------------- -----------------------------------------------------   ------------
CMSV      Community Savings Bnkshrs(MHC)    2.474      81.02      36.74    26.13    29.33    33.68   224.26      224.26       273
CNIT      CENIT Bancorp Inc.                1.579      30.30      23.60    17.92    18.63    23.03   245.08      267.61        NA
CNSB      CNS Bancorp Inc.                  1.315      41.18      35.10    30.97    35.10    35.78   127.27      127.27        27
CNY       Carver Bancorp Inc.               0.000      NM         44.85     8.49    27.23    NM      100.13      104.10       115
COFI      Charter One Financial             1.643      41.28      19.14    19.67    NM       26.58   282.35      302.26     4,327
CONE      Conestoga Bancorp, Inc.          NA          28.17      NA       NA       NA       NA       NA          NA          105
COOP      Cooperative Bankshares Inc.       0.000       0.00      28.99    16.17    27.78    28.57   210.97      210.97       114
CRSB      Crusader Holding Corp.            0.000      NA         NA       25.98    12.00    NA       NM          NM           44
CRZY      Crazy Woman Creek Bancorp         2.336      51.28      21.68    26.90    20.39    21.96   113.86      113.86        10
CSBF      CSB Financial Group Inc.          0.000       0.00      54.5     24.03    28.39    50.46   104.09      110.59        NA
CTZN      CitFed Bancorp Inc.               0.697      11.16      25.43    19.40    23.47    25.43   319.86      350.24       775
CVAL      Chester Valley Bancorp Inc.       1.205      31.49      26.84    24.31    24.01    25.35   275.68      275.68       107
DCBI      Delphos Citizens Bancorp Inc.     1.126       0.00      22.43    38.49    24.22    22.43   143.72      143.72        21
DIBK      Dime Financial Corp.              1.587      12.66       9.63    16.30     9.11     9.57   197.07      202.34       147
DIME      Dime Community Bancorp Inc.       1.326      11.17      27.11    20.16    25.13    25.66   161.16      186.44       245
DME       Dime Bancorp Inc.                 0.534      10.71      26.73    15.94    41.58    26.73   264.94      322.96     6,000
DNFC      D & N Financial Corp.             0.693       5.95      19.16    13.16    16.41    17.16   243.51      245.79       487
DSL       Downey Financial Corp.            1.080      18.71      18.17    13.58    13.97    17.53   184.24       NA           NA
EBI       Equality Bancorp Inc.             1.518      NA         NA       17.15    NA       NA      153.38      153.38        87
EBSI      Eagle Bancshares                  2.824      66.67      19.50    13.00    17.71    23.61   165.50      165.50       546
EFBC      Empire Federal Bancorp Inc.       1.727      NA         NA       40.75    25.55    NA      112.02      112.02        36
EFBI      Enterprise Federal Bancorp        3.226      89.29      31.00    20.43    31.00    27.68   190.07      190.18        38
EGFC      Eagle Financial Corp.             1.923      71.11      30.06    15.70    17.57    38.52   222.32      274.26       406
EGLB      Eagle BancGroup Inc.              0.000       0.00      66.13    14.11    56.94    47.67   118.91      118.91        52
EMLD      Emerald Financial Corp.           1.302      20.34      19.20    18.06    17.92    18.22   224.90      228.00       122
EQSB      Equitable Federal Savings Bank    0.000       0.00      16.71    11.24    16.90    16.53   216.05      216.05        NA
ESBK      Elmira Savings Bank (The)         2.169      46.89      28.10     9.59    16.03    22.69   146.99      150.97       111
ESX       Essex Bancorp Inc.                0.000       0         NM        2.86    NM       NM       NM          NM           95
ETFS      East Texas Financial Services     0.874      26.67      32.68    19.55    38.13    30.50   111.91      111.91        29
FAB       FIRSTFED AMERICA BANCORP INC.     0.000      NA         NA       14.92    20.70    NA      124.14      124.14        NA
FBBC      First Bell Bancorp Inc.           2.119      32.52      15.73    18.19    15.22    15.35   168.38      168.38        56
FBCI      Fidelity Bancorp Inc.             1.616      88.89      23.13    14.22    18.20    68.75   135.84      136.06        NA
FBCV      1ST Bancorp                       0.979      14.29      23.09    11.60    17.03    15.14   129.27      131.58        90
FBER      1st Bergen Bancorp                1.032      20.25      24.53    19.11    23.07    24.53   141.32      141.32        58
FBHC      Fort Bend Holding Corp.           1.882      22.68      30.80    11.71    23.10    21.91   173.05      184.62       146
FBNW      FirstBank Corp.                   1.418      NA         NA       21.37    19.75    NA      121.99      121.99        91
FBSI      First Bancshares Inc.             0.625      11.49      19.28    21.65    17.39    18.39   150.38      150.38        65
FCB       Falmouth Bancorp Inc.             1.079      29.85      39.73    33.17    22.25    33.21   138.54      138.54        29
FCBF      FCB Financial Corp.               2.500      54.68      22.38    23.77    17.78    23.02   168.69      168.69        NA
FCME      First Coastal Corp.               0.000       0.00       3.28    12.92    14.71     3.15   132.50      132.50        68
FDEF      First Defiance Financial          2.361      53.23      25.42    22.43    34.66    24.60   121.71      121.71       155
FED       FirstFed Financial Corp.          0.000       0         18.9     10.15    16.34    18.55   189.52      191.16       437
FESX      First Essex Bancorp Inc.          2.309      40.00      21.65    15.26    20.21    19.40   200.75      228.34       274
FFBA      First Colorado Bancorp Inc.       1.809      37.7       24.78    31.07    19.97    23.57   230.92      235.66       367
FFBH      First Federal Bancshares of AR    1.120      13.22      21.74    22.37    21.55    20.66   150.24      150.24       156
FFBI      First Financial Bancorp Inc.      0.000       0.00      40.16    12.31    51.04    81.67   133.37      133.37        36
FFBS      FFBS BanCorp Inc.                 2.247     208.33      18.54    25.92    18.54    18.54   147.64      147.64        32
FFBZ      First Federal Bancorp Inc.        1.244      22.73      21.43    16.97    26.79    20.45   246.17      246.44        70
FFCH      First Financial Holdings Inc.     1.628      33.63      23.78    19.45    23.45    23.14   302.07      302.07       571
FFDB      FirstFed Bancorp Inc.             2.105      41.67      17.21    15.34    17.46    17.21   158.33      172.48        NA
FFDF      FFD Financial Corp.               1.446      23.11      37.05    32.46    43.23    17.44   134.92      134.92        24
FFED      Fidelity Federal Bancorp          4.103      62.50      15.98    14.13    18.75    15.23   194.22      194.22       107
FFES      First Federal of East Hartford    1.700      29.70      17.94    11.01    17.54    19.80   161.55      161.55       178
FFFC      FFVA Financial Corp.              1.579      37.23      23.46    30.03    86.36    27.74   210.88      214.93       135
FFFD      North Central Bancshares Inc.     1.455      20.66      18.97    32.38    16.18    18.18   142.58      142.58        NA
FFFL      Fidelity Bankshares Inc. (MHC)    2.813      87.77      40.00    20.76    26.67    34.04   252.96      254.57        NA
FFHH      FSF Financial Corp.               2.417      45.45      18.81    15.48    19.89    18.81   126.61      126.61        91
FFHS      First Franklin Corp.              1.495      26.09      21.06    13.83    16.72    19.38   150.20      150.96        52
FFIC      Flushing Financial Corp.          1.333      18.64      21.24    17.34    18.75    20.34   138.33      143.97        NA
FFKY      First Federal Financial Corp.     2.517      36.49      15.24    23.74    15.89    15.03   173.69      183.73       103
FFLC      FFLC Bancorp Inc.                 1.846      30.00      21.43    18.24    19.50    20.31   141.92      141.92       131
FFOH      Fidelity Financial of Ohio        1.612     143.82      20.44    18.16    18.89    19.52   151.22      171.52       102
FFPB      First Palm Beach Bancorp Inc.     1.830      33.78      26.94    10.62    21.25    20.68   166.67      170.45       436
FFSL      First Independence Corp.          2.034      34.72      20.49    12.38    20.49    20.49   123.85      123.85        27

        Exhibit 7
Selected Data on all Public Thrifts

                                            Dividends                         Current Pricing Data as of 03/11/98       Productivity
                                         ---------------------- -----------------------------------------------------   ------------
                                                         LTM                                       Price/                  Full Time
                                          Current      Dividend  Price/                            Publicly  Price/Tang   Equivalent
                                          Dividend     Payout      LTM     Price/   Price/ Price/  Rep Book  Publicly Rep  Employees
                                           Yield       Ratio    Core EPS  Assets  Earnings LTM EPS  Value    Book Value      Most
   Ticker  Short Name                       ($)         (%)       (x)       (%)      (x)     (x)    (%)         (%)       Recent Qtr
-----------------------                  ---------------------- -----------------------------------------------------   ------------
FFSX      First Fed SB of Siouxland(MHC)    1.444      40.34      28.91    20.53    29.69    27.94   231.87      233.66       169
FFWC      FFW Corp.                         1.823      27.38      15.93    14.90    14.52    15.67   155.63      170.70        53
FFWD      Wood Bancorp Inc.                 1.700      31.39      26.32    31.84    23.81    23.53   248.76      248.76        47
FFYF      FFY Financial Corp.               2.353      37.18      17.62    22.51    17.00    17.44   165.61      165.61       177
FGHC      First Georgia Holding Inc.        3.721       0.00      23.89    19.72    17.92    19.91   237.31      255.95        85
FIBC      Financial Bancorp Inc.            1.942      25.48      15.33    14.28    15.33    16.40   159.94      160.64        56
FISB      First Indiana Corp.               1.722      29.41      25.34    21.89    18.34    20.50   230.75      233.46       625
FKFS      First Keystone Financial          1.143       8.40      16.51    11.16    15.09    14.71   168.59      168.59        74
FKKY      Frankfort First Bancorp Inc.      4.923      NM         27.08    19.81    16.93   116.07   116.74      116.74        25
FLAG      FLAG Financial Corp.              1.700      34         25.00    17.08    20.00    20      187.62      187.62       108
FLFC      First Liberty Financial Corp.     1.370      33.33      25.50    19.52    17.46    26.12   257.21      283.04        NA
FLGS      Flagstar Bancorp Inc.             1.061       0.00      12.93    15.21    12.57    12.93   254.50      264.93     1,088
FLKY      First Lancaster Bancshares        3.306      45.45      27.50    28.90    23.63    27.50   101.37      101.37        NA
FMBD      First Mutual Bancorp Inc.         1.684     103.23      73.08    17.02    79.17    61.29   113.10      147.52       173
FMCO      FMS Financial Corp.               0.803       9.65      15.36    14.32    15.30    15.30   220.73      223.99       281
FMSB      First Mutual Savings Bank         1.088      46.44      17.50    17.00    17.01    17.17   247.31      247.31       125
FNGB      First Northern Capital Corp.      2.769      48.48      20.63    17.22    18.06    19.70   155.69      155.69       216
FOBC      Fed One Bancorp                   1.759      44.12      26.11    22.83    25.92    25.92   199.49      208.21       134
FPRY      First Financial Bancorp          NA          39.66      NA       NA       NA       NA       NA          NA           NA
FSBI      Fidelity Bancorp Inc.             1.161      20.45      18.45    12.32    18.90    18.02   180.13      180.13        NA
FSFF      First SecurityFed Financial       0.000      NA         NA       NA       NA       NA       NA          NA           68
FSLA      First Savings Bank (MHC)          1.097      36.99      35.86    33.42    35.28    37.72   345.03      377.81       214
FSNJ      Bayonne Bancshares Inc.           1.225      NA         NA       20.56    26.68    NA      130.53      130.53        80
FSPG      First Home Bancorp Inc.           1.311      23.26      18.15    15.73    18.15    17.73   229.15      232.65       119
FSPT      FirstSpartan Financial Corp.      1.379      NA         NA       38.91    25.29    NA      147.36      147.36       130
FSSB      First FS&LA of San Bernardino     0.000       0.00      NM        3.05    NM       NM       70.36       73.03        51
FSTC      First Citizens Corp.              1.000      14.42      17.02    25.12    17.39    15.38   248.83      311.28        NA
FTF       Texarkana First Financial Corp    2.018      30.08      15.95    27.09    15.77    15.68   178.80      178.80        35
FTFC      First Federal Capital Corp.       1.539      26.37      22.28    18.56    16.24    17.62   262.08      276.98       690
FTNB      Fulton Bancorp Inc.               1.091      26.32      35.48    35.03    27.5     28.95   146.08      146.08        NA
FTSB      Fort Thomas Financial Corp.       1.667      36.59      18.29    22.14    17.86    18.29   140.06      140.06        20
FWWB      First SB of Washington Bancorp    1.340      21.21      21.50    24.01    19.76    20.36   166.72      180.01        NA
GAF       GA Financial Inc.                 2.543      36.52      17.32    18.58    14.75    16.41   125.42      126.59       206
GDVS      Greater Delaware Valley (MHC)     1.190      58.06      48.79    38.01    58.17    48.79   339.51      339.51        73
GDW       Golden West Financial             0.529       7.42      15.66    13.63    14.59    15.43   200.01      200.01     4,031
GFCO      Glenway Financial Corp.           2.041      35.58      18.84    14.67    18.14    18.84   157.89      159.56        69
GFED      Guaranty Federal Bcshs Inc.       1.869      NA         NA       32.88    NA       NA      109.02      109.02        79
GFSB      GFS Bancorp Inc.                  1.486      21.49      16.2     18.44    16.2     15.35   155.83      155.83        16
GLMR      Gilmer Financial Svcs, Inc.       0.000       0.00      20.77     6.41    NM      117.71    71.05       71.05        12
GOSB      GSB Financial Corp.               0.000      NA         NA       31.04    28.57    NA      109.14      109.14        37
GPT       GreenPoint Financial Corp.        1.781      26.88      19.97    23.25    18.34    19.32   211.40      387.68     1,831
GSB       Golden State Bancorp Inc.         0.000       0         19.34    11.08    21.23    23.21   209.46      232.09      2865
GSBC      Great Southern Bancorp Inc.       1.717      25.15      16.97    27.54    14.56    15.72   315.19      317.93       419
GSFC      Green Street Financial Corp.      2.514      85.29      25.74    41.86    25.74    25.74   118.81      118.81        31
GSLA      GS Financial Corp.                1.362      NA         NA       53.94    30.24    NA      125.08      125.08        33
GTPS      Great American Bancorp            1.893      81.63      43.11    24.88    35.21    43.11   114.37      114.37        NA
GUPB      GFSB Bancorp Inc.                 1.928      36.7       19.04    14.48    17.29    19.04   115.86      115.86        NA
HALL      Hallmark Capital Corp.            0.000       0.00      16.67    11.00    16.15    16.32   144.19      144.19        77
HARB      Harbor Florida Bancorp (MHC)      1.938      49.12      26.27    31.86    22.30    25.35   356.97      367.87       336
HARL      Harleysville Savings Bank         1.467      20.40      14.93    14.37    15.63    14.93   210.82      210.82        54
HARS      Harris Financial Inc. (MHC)       0.907      38.44      65.54    37.22    75.78    46.63   458.41      513.77       483
HAVN      Haven Bancorp Inc.                1.200      24.19      20.00    11.12    18.38    20.16   194.55      195.16       593
HBBI      Home Building Bancorp             1.270      26.32      21.67    17.35    24.61    20.72   114.63      114.63        13
HBEI      Home Bancorp of Elgin Inc.        2.177      68.18      43.75    35.73    45.94    41.76   132.29      132.29        NA
HBFW      Home Bancorp                      0.565      16.39      29.24    24.11    31.58    29.00   198.40      198.40        83
HBNK      Highland Bancorp Inc.             0.000       0.00      17.88    15.08    12.41    13.86   199.72      199.72       110
HBS       Haywood Bancshares Inc.           2.697      35.90      14.26    18.21     8.43    14.26   128.39      132.92        34
HCBB      HCB Bancshares Inc.               1.373      NA         NA       18.80    52.01    NA      100.78      104.39        NA
HCBC      High Country Bancorp Inc.         0.000      NA         NA       23.15    NA       NA      113.05      113.05        NA
HCFC      Home City Financial Corp.         1.946      NA         NA       23.87    15.95    NA      121.71      121.71        15
HEMT      HF Bancorp Inc.                   0.000       0.00      48.26    10.28    39.49    NM      130.74      155.41        NA
HFBC      HopFed Bancorp Inc.               0.000      NA         NA       NA       NA       NA       NA          NA           29
HFFB      Harrodsburg First Fin Bancorp     2.424      75.95      20.89    30.08    20.63    20.89   104.10      104.10        15
HFFC      HF Financial Corp.                1.430      19.70      15.96    15.06    13.35    14.84   157.09      157.09       252

        Exhibit 7
Selected Data on all Public Thrifts

                                            Dividends                         Current Pricing Data as of 03/11/98       Productivity
                                         ---------------------- -----------------------------------------------------   ------------
                                                         LTM                                       Price/                  Full Time
                                          Current      Dividend  Price/                            Publicly  Price/Tang   Equivalent
                                          Dividend     Payout      LTM     Price/   Price/ Price/  Rep Book  Publicly Rep  Employees
                                           Yield       Ratio    Core EPS  Assets  Earnings LTM EPS  Value    Book Value      Most
   Ticker  Short Name                       ($)         (%)       (x)       (%)      (x)     (x)    (%)         (%)       Recent Qtr
-----------------------                  ---------------------- -----------------------------------------------------   ------------
HFGI      Harrington Financial Group        1.011      29.03      38.31     7.08    NM       38.31   158.33      158.33        68
HFNC      HFNC Financial Corp.              2.255     788.06      26.77    26.78    20.86    21.18   146.87      146.87       125
HFSA      Hardin Bancorp Inc.               2.510      46.00      20.79    13.65    17.08    19.13   120.36      120.36        20
HFWA      Heritage Financial Corp.          0.000      NA         NA       NA       NA       NA       NA          NA          146
HHFC      Harvest Home Financial Corp.      3.061      62.12      21.78    13.76    25.67    21.78   123.71      123.71        NA
HIFS      Hingham Instit. for Savings       1.466      29.5       16.38    19.18    16.05    16.38   199.70      199.70        63
HMLK      Hemlock Federal Financial Corp    1.503      NA         NA       21.89    21.16    NA      127.13      127.13        NA
HMNF      HMN Financial Inc.                0.000       0.00      26.00    17.61    23.69    20.83   144.14      155.26       150
HOMF      Home Federal Bancorp              1.260      18.12      20.35    22.88    16.20    17.94   260.03      267.48       252
HPBC      Home Port Bancorp Inc.            2.963      44.69      15.43    23.82    14.36    15.08   226.51      226.51        50
HRBF      Harbor Federal Bancorp Inc.       2.005      44.44      25.2     17.36    23.94    24.18   139.01      139.01        48
HRZB      Horizon Financial Corp.           2.444      36.67      16.36    25.19    16.07    16.22   158.17      158.17       117
HTHR      Hawthorne Financial Corp.         0.000       0.00      11.78     6.51    27.17    14.28   142.90      142.90        NA
HWEN      Home Financial Bancorp            1.143      26.32      30.17    18.68    21.88    23.03   110.06      110.06        18
HZFS      Horizon Financial Svcs Corp.      1.075      19.64      25.00    16.10    16.75    19.94   158.32      158.32        27
IBSF      IBS Financial Corp.               2.222      64.74      33.33    27.05    32.14    33.33   152.54      152.54       132
IFSB      Independence Federal Svgs Bank    6.130      20.18      35.46     8.31    25.49    14.97   114.64      128.75        NA
INBI      Industrial Bancorp Inc.           2.835      46.6       19.17    27.68    17.63    19.17   165.55      165.55        86
INCB      Indiana Community Bank SB         1.745      69.23      39.66    19.94    34.38    39.66   164.08      164.08        NA
IPSW      Ipswich Savings Bank              1.174      14.20      18.92    14.30    14.19    15.48   274.70      274.70        64
ITLA      ITLA Capital Corp.                0.000       0         12.5     15.21    11.68    12.5    155.51       NA           NA
IWBK      InterWest Bancorp Inc.            1.694      25.10      19.50    17.23    16.87    16.93   256.02      260.42       627
JOAC      Joachim Bancorp Inc.              3.008     138.89      46.18    35.09    46.18    46.18   121.35      121.35        14
JSB       JSB Financial Inc.                2.980      47.20      21.05    34.71    16.37    18.77   149.51      149.51       354
JSBA      Jefferson Savings Bancorp         1.037      17.43      25.71    21.49    27.00    24.77   219.69      280.08        NA
JXSB      Jacksonville Savings Bk (MHC)     1.277      55.02      58.75    26.69    58.75    47.00   256.27      256.27        83
JXVL      Jacksonville Bancorp Inc.         2.500      36.76      14.71    20.76    15.63    14.71   141.94      141.94        NA
KFBI      Klamath First Bancorp             1.391      33.33      24.73    23.57    26.14    24.73   144.47      158.08       234
KNK       Kankakee Bancorp Inc.             1.362      24         17.98    14.08    17.63    17.63   127.86      135.63       114
KSAV      KS Bancorp Inc.                  NA          63.46      NA       NA       NA       NA       NA          NA           33
KSBK      KSB Bancorp Inc.                  0.541       5.64      14.68    15.01    12.85    14.23   198.29      207.63        NA
KYF       Kentucky First Bancorp Inc.       3.636      64.10      17.86    20.67    21.48    17.63   121.47      121.47        20
LARK      Landmark Bancshares Inc.          1.739      29.20      18.25    16.62    16.43    16.79   118.01      118.01        49
LARL      Laurel Capital Group Inc.         1.622      25.20      16.83    21.79    18.43    16.83   206.12      206.12        50
LFBI      Little Falls Bancorp Inc.         1.039      19.4       32.08    15.47    26.74    28.73   132.48      143.66        41
LFCO      Life Financial Corp.              0.000       0.00       6.92    28.78     6.16     7.23   215.05      215.05        NA
LFED      Leeds Federal Bankshares (MHC)    2.590      78.80      32.77    38.46    33.79    32.77   231.28      231.28        28
LISB      Long Island Bancorp Inc.          1.002      27.78      33.45    23.69    26.26    27.72   258.19      260.55     1,336
LOGN      Logansport Financial Corp.        2.336      42.11      17.84    25.07    14.76    18.03   130.53      130.53        14
LONF      London Financial Corp.            1.574     609.30      19.06    20.52    15.25    17.73   149.07      149.07        10
LSBI      LSB Financial Corp.               1.345      18.49      18.71    13.20    15.18    16.81   144.14      144.14        NA
LSBX      Lawrence Savings Bank             0.000       0.00      10.56    22.64     5.65    10.44   216.65      216.65       100
LVSB      Lakeview Financial                0.491       8.94      28.98    20.50    24.52    18.21   191.87      226.87        NA
LXMO      Lexington B&L Financial Corp.     1.846      42.86      23.21    19.70    22.57    23.21   107.40      114.52        NA
MAFB      MAF Bancorp Inc.                  0.727      11.34      16.38    16.72    16.31    16.18   219.37      249.03       855
MARN      Marion Capital Holdings           3.229      56.58      17.93    25.31    24.33    17.93   121.76      124.43        44
MASB      MASSBANK Corp.                    2.083      31.95      18.75    18.52    16.67    17.33   165.18      167.60       178
MBB       MSB Bancorp Inc.                  1.714      53.57      31.25    12.86    26.52    31.25   156.25      293.13        NA
MBBC      Monterey Bay Bancorp Inc.         0.651      19.64      42.16    17.01    41.35    38.39   135.82      145.66        99
MBLF      MBLA Financial Corp.              1.422      30.08      20.83    15.98    19.53    21.15   126.01      126.01        12
MBSP      Mitchell Bancorp Inc.             2.406      66.67      27.71    42.87    31.97    27.71   106.84      106.84         6
MCBN      Mid-Coast Bancorp Inc.            1.368      26.53      20.65    14.38    17.27    19.39   172.49      172.49        25
MDBK      Medford Bancorp Inc.              1.834      37.66      18.97    17.45    18.80    18.25   195.19      207.44       252
MECH      MECH Financial Inc.               0.000       0.00      10.82    15.79    17.52    10.69   159.15      159.15       232
MERI      Meritrust Federal SB              0.889      21.08      23.72    26.08    24.92    23.72   306.90      306.90        96
METF      Metropolitan Financial Corp.      0.000       0.00      22.08    12.96    16.35    20.73   326.92      355.65       281
MFBC      MFB Corp.                         1.265      26.89      22.78    16.55    22.40    22.58   130.40      130.40        69
MFFC      Milton Federal Financial Corp.    3.810     103.45      28.13    16.32    30.29    27.16   128.99      128.99        52
MFLR      Mayflower Co-operative Bank       3.092      40.76      18.35    17.64    14.38    16.48   180.82      183.64        48
MFSL      Maryland Federal Bancorp          1.250      28.79      26.28    19.69    23.68    24.83   227.27      229.59       280
MIFC      Mid-Iowa Financial Corp.          0.667       9.09      15.00    15.16    15.00    13.64   161.94      162.16        37
MIVI      Mississippi View Holding Co.      1.662      16.84      20.48    20.77    20.05    20.26   114.24      114.24        21
MONT      Montgomery Financial Corp.        1.717      NA         NA       20.04    24.64    NA      107.76      107.76        31
MRKF      Market Financial Corp.            1.635      NA         NA       40.25    35.68    NA      113.19      113.19         9

        Exhibit 7
Selected Data on all Public Thrifts

                                            Dividends                         Current Pricing Data as of 03/11/98       Productivity
                                         ---------------------- -----------------------------------------------------   ------------
                                                         LTM                                       Price/                  Full Time
                                          Current      Dividend  Price/                            Publicly  Price/Tang   Equivalent
                                          Dividend     Payout      LTM     Price/   Price/ Price/  Rep Book  Publicly Rep  Employees
                                           Yield       Ratio    Core EPS  Assets  Earnings LTM EPS  Value    Book Value      Most
   Ticker  Short Name                       ($)         (%)       (x)       (%)      (x)     (x)    (%)         (%)       Recent Qtr
-----------------------                  ---------------------- -----------------------------------------------------   ------------
MSBF      MSB Financial Inc.                1.818      29.95      19.64    26.35    16.50    18.13   156.25      156.25        19
MSBK      Mutual Savings Bank FSB           0.000       0.00      NM        9.05   113.54   113.54   137.49      137.49        NA
MWBI      Midwest Bancshares Inc.           1.412      18.42      16.83    11.75    15.18    14.91   162.52      162.52        42
MWBX      MetroWest Bank                    1.506      32.08      15.04    18.46    15.33    15.04   251.39      251.39       175
MWFD      Midwest Federal Financial         1.133      19.53      23.08    23.07    16.67    17.75   256.41      265.25        NA
MYST      Mystic Financial Inc.             0.000      NA         NA       NA       NA       NA       NA          NA           54
NASB      North American Savings Bank       1.429      14.87      15.95    21.36    12.50    13.01   251.53      259.07       247
NBN       Northeast Bancorp                 1.178      30.46      27.27    14.35    34.62    25.71   190.27      211.02        NA
NBSI      North Bancshares Inc.             2.286      76.19      44.87    20.35    54.69    41.67   150.86      150.86        39
NEIB      Northeast Indiana Bancorp         1.581      26.45      17.77    19.91    16.29    17.77   138.62      138.62        40
NHTB      New Hampshire Thrift Bncshrs      2.963      37.59      16.74    13.30    14.06    15.23   165.44      191.40       120
NMSB      NewMil Bancorp Inc.               2.349      39.39      20.64    14.87    20.04    20.64   159.54      159.54       134
NSLB      NS&L Bancorp Inc.                 2.857      75.76      26.92    20.76    31.25    26.52   105.17      105.93        20
NSSY      NSS Bancorp Inc.                  0.952      12.20      57.53    15.20    15.22    17.07   186.75      192.40       156
NTBK      Net.B@nk Inc.                     0.000      NA         NA      155.30    NM       NA      360.28      360.28        NA
NTMG      Nutmeg Federal S&LA               1.778       6.85      41.67    10.55    31.25    27.44   191.33      191.33        51
NWEQ      Northwest Equity Corp.            2.775      37.04      16.63    18.22    14.61    16.02   145.92      145.92        36
NWSB      Northwest Bancorp Inc. (MHC)      1.004      38.10      37.95    33.17    36.22    37.95   358.96      404.52       831
NYB       New York Bancorp Inc.             1.459      23.94      19.13    26.91    19.04    17.50   493.11      493.11       520
OCFC      Ocean Financial Corp.             2.278      33.90      19.73    18.26    18.68    19.84   127.96      127.96       237
OCN       Ocwen Financial Corp.             0.000       0         61.2     57.97    19.85    21.13   423.88      440.4         NA
OFCP      Ottawa Financial Corp.            1.379      27.13      22.66    17.39    19.59    21.64   201.81      248.08       252
OHSL      OHSL Financial Corp.              2.395      54.32      23.56    19.09    24.18    22.69   170.14      170.14        60
OSFS      Ohio State Financial Services     0.000      NA         NA       26.32    NA       NA       97.15       97.15        14
OTFC      Oregon Trail Financial Corp.      1.096      NA         NA       30.76    NA       NA      118.97      118.97        NA
PBCI      Pamrapo Bancorp Inc.              4.148      57.47      16.27    20.38    15.34    15.52   158.17      159.20        95
PBCT      People's Bank (MHC)               2.003      44.60      43.11    28.35    23.13    25.12   326.77      328.47        NA
PBHC      Pathfinder Bancorp Inc. (MHC)     0.941      26.68      37.95    31.05    66.41    32.69   259.15      305.76        75
PBKB      People's Bancshares Inc.          2.010      28.57      34.11    10.29    14.92    16.24   260.64      271.00        NA
PCBC      Perry County Financial Corp.      1.675      34.48      20.58    23.25    22.96    20.58   120.82      120.82        NA
PDB       Piedmont Bancorp Inc.             3.765      71.43      18.97    22.45    20.43    18.97   138.71      138.71        27
PEDE      Great Pee Dee Bancorp             0.000      NA         NA       48.65    NA       NA      113.52      113.52        NA
PEEK      Peekskill Financial Corp.         2.118      53.73      25.37    28.86    26.56    25.37   114.32      114.32        25
PERM      Permanent Bancorp Inc.            1.323      28.69      27.71    16.66    25.19    27.25   160.86      162.75       128
PERT      Perpetual Bank (MHC)              2.141     103.85      43.58    33.78    39.86    50.29   322.20      322.20        NA
PFDC      Peoples Bancorp                   1.872      33.34      18.80    27.08    19.58    18.80   177.36      177.36        80
PFED      Park Bancorp Inc.                 0.000       0.00      29.04    24.88    78.65    28.17   114.05      114.05        44
PFFB      PFF Bancorp Inc.                  0.000       0.00      25.32    12.66    17.41    23.78   130.43      131.76       509
PFFC      Peoples Financial Corp.           3.053      NM         33.42    28.13    45.49    33.42   149.13      149.13        19
PFNC      Progress Financial Corp.          0.676      10.73      25.72    14.62    20.17    19.72   287.22      342.00       200
PFSB      PennFed Financial Services Inc    0.767      12.39      16.29    11.93    15.73    16.15   158.42      184.90       203
PFSL      Pocahontas FS&LA (MHC)            1.994      62.5       31.78    18.92    33.18    31.34   297.66      297.66        60
PHBK      Peoples Heritage Finl Group       1.900      29.34      18.23    18.90    16.31    17.88   270.36      359.85     2,560
PHFC      Pittsburgh Home Financial Corp    1.333     240.35      18.18    11.83    14.52    15.79   143.77      145.51        64
PHSB      Peoples Home Savings Bk (MHC)     1.223      NA         NA       24.88    27.26    NA      189.25      189.25        NA
PKPS      Poughkeepsie Financial Corp.      2.272      69.44      48.01    15.21    NM       58.68   183.70      183.70       261
PLSK      Pulaski Savings Bank (MHC)        1.644      NA         NA       21.17    41.48    NA      177.36      177.36        43
PMFI      Perpetual Midwest Financial       1.043      29.70      32.30    13.87    31.25    28.47   155.49      155.49       100
PRBC      Prestige Bancorp Inc.             1.053      13.04      21.11    12.13    26.39    20.65   111.24      111.24        41
PROV      Provident Financial Holdings      0.000       0.00      42.73    15.24    23.50    22.38   131.65      131.65        NA
PSBK      Progressive Bank Inc.             1.831      30.91      20.32    18.95    20.23    19.86   213.32      235.26       265
PSFC      Peoples-Sidney Financial Corp.    1.556      NA         NA       30.25    22.50    NA      113.56      113.56        17
PSFI      PS Financial Inc.                 3.413      NA         NA       35.56    18.50    NA       95.28       95.28        15
PTRS      Potters Financial Corp.           1.111      13.68      15.65    14.15    16.07    15.38   160.57      160.57        45
PULB      Pulaski Bank, Svgs Bank (MHC)     2.268     115.38      60.63    56.35    55.11    53.30   420.28      420.28        NA
PULS      Pulse Bancorp                     3.005      40.50      15.04    15.24    15.85    14.87   186.06      186.06        61
PVFC      PVF Capital Corp.                 0.000       0.00      13.11    15.23    12.07    12.40   209.11      209.11        NA
PVSA      Parkvale Financial Corp.          1.677      23.17      15.35    15.54    14.90    15.35   196.33      197.45       230
PWBC      PennFirst Bancorp Inc.            1.882      31.81      17.71    11.07    17.71    17.71   147.12       NA           NA
PWBK      Pennwood Bancorp Inc.             1.800      38.1       23.26    23.33    23.81    23.81   119.33      119.33        11
QCBC      Quaker City Bancorp Inc.          0.000       0.00      16.94    11.52    15.44    16.41   133.50      133.50       140
QCFB      QCF Bancorp Inc.                  0.000       0         13.85    25.57    12.39    13.85   145.54      145.54        NA
QCSB      Queens County Bancorp Inc.        2.000      38.19      25.32    37.21    25.64    25.00   302.34      302.34       275
RARB      Raritan Bancorp Inc.              2.143      30.74      18.42    16.27    17.95    18.18   215.22      218.24        90

        Exhibit 7
Selected Data on all Public Thrifts

                                            Dividends                         Current Pricing Data as of 03/11/98       Productivity
                                         ---------------------- -----------------------------------------------------   ------------
                                                         LTM                                       Price/                  Full Time
                                          Current      Dividend  Price/                            Publicly  Price/Tang   Equivalent
                                          Dividend     Payout      LTM     Price/   Price/ Price/  Rep Book  Publicly Rep  Employees
                                           Yield       Ratio    Core EPS  Assets  Earnings LTM EPS  Value    Book Value      Most
   Ticker  Short Name                       ($)         (%)       (x)       (%)      (x)     (x)    (%)         (%)       Recent Qtr
-----------------------                  ---------------------- -----------------------------------------------------   ------------
RCBK      Richmond County Financial Corp    0.000      NA         NA       NA       NA       NA       NA          NA           NA
REDF      RedFed Bancorp Inc.               0.000       0.00      13.80    14.24    13.08    14.10   170.60      171.19       273
RELI      Reliance Bancshares Inc.          0.000       0         44.38    51.06    44.38    42.26   101.89      101.89        NA
RELY      Reliance Bancorp Inc.             1.730      32.49      19.89    15.89    18.5     18.78   185.74      272.66       423
RIVR      River Valley Bancorp              1.013      NA         NA       16.98    17.03    NA      133.45      135.37        62
ROSE      TR Financial Corp.                2.061      28.06      18.86    15.11    15.57    16.84   226.96      226.96       435
RSLN      Roslyn Bancorp Inc.               1.501      NA         NA       25.83    22.20    NA      148.01      148.73        NA
RVSB      Riverview Bancorp Inc.            0.750      NA         NA       37.30    NA       NA      164.10      170.03        91
SBFL      SB of the Finger Lakes (MHC)      1.176      83.33      80.95    24.50    60.71    70.83   279.61      279.61        69
SBOS      Boston Bancorp (The)             NA          10.89      NA       NA       NA       NA       NA          NA           NA
SCBS      Southern Community Bancshares     1.667      34.88      20.69    28.88    20.45    20.93   145.16      145.16        NA
SCCB      S. Carolina Community Bancshrs    2.977      88.57      30.71    27.81    44.79    30.71   134.46      134.46        NA
SFED      SFS Bancorp Inc.                  1.399      29.03      25.42    15.85    22.00    24.6    129.02      129.02        60
SFFC      StateFed Financial Corp.          1.379      27.78      20.14    25.49    20.14    20.14   144.42      144.42        NA
SFIN      Statewide Financial Corp.         1.903      32.28      18.21    15.10    17.52    18.21   161.26      161.49       213
SFSB      SuburbFed Financial Corp.         0.675      15.38      28.20    13.68    22.35    22.78   203.24      203.85       169
SFSL      Security First Corp.              1.471      29.28      20.33    24.29    19.42    20.33   259.55      263.64       155
SGVB      SGV Bancorp Inc.                  0.000       0.00      34.90     9.63    46.53    28.88   127.57      129.44        94
SHEN      First Shenango Bancorp Inc.       1.395      25.45      19.20    23.73    20.67    19.20   185.91      185.91       101
SHSB      SHS Bancorp Inc.                  0.000      NA         NA       NA       NA       NA       NA          NA           24
SIB       Staten Island Bancorp Inc.        0.000      NA         NA       33.94    NA       NA      131.17      134.81       581
SISB      SIS Bancorp Inc.                  1.662      31.52      18.33    15.43   106.94    23.33   211.89      211.89       622
SKAN      Skaneateles Bancorp Inc.          1.418      23.61      18.12    11.08    18.99    17.48   160.57      165.00       119
SKBO      First Carnegie Deposit (MHC)      1.579      NA         NA       30.42    79.17    NA      176.91      176.91        19
SMBC      Southern Missouri Bancorp Inc.    2.286      58.14      26.68    22.05    30.38    25.44   132.82      132.82        54
SOBI      Sobieski Bancorp Inc.             1.488      45.45      32.58    18.76    31.62    32.58   121.13      121.13        24
SOPN      First Savings Bancorp Inc.        3.826      67.2       18.4     28.29    17.97    18.4    124.26      124.26        42
SOSA      Somerset Savings Bank             0.000       0.00      14.16    14.86    13.37    13.75   223.86      223.86       145
SPBC      St. Paul Bancorp Inc.             1.488      25.71      19.06    20.17    18.66    19.2    219.93      220.47     1,079
SRN       Southern Banc Co.                 0.000      83.33      40.18    19.75    46.88    40.18   113.71      114.64        NA
SSB       Scotland Bancorp Inc.             1.975     965.38      15.58    31.52    28.13    15.58   130.98      130.98        13
SSFC      South Street Financial Corp.      3.200      NM         27.17    25.58    NM       26.04   159.24      159.24        37
SSM       Stone Street Bancorp Inc.         2.300     512.08      22.47    36.23    25.00    22.47   122.55      122.55        18
STFR      St. Francis Capital Corp.         1.258      21.46      19.87    14.63    15.45    19.10   179.94      201.81       376
STSA      Sterling Financial Corp.          0           0.00      21.6      9.94    18.66    19.7    181.2       196.06       510
SVRN      Sovereign Bancorp Inc.            0.380      10.53      23.15    13.73    18.16    27.71   276.78      333.28      2170
SWBI      kouthwest Bancshares Inc.         2.515      51.68      21.35    23.45    20.93    21.35   196.13      196.13        93
SWCB      Sandwich Bancorp Inc.             2.424      51.02      24.16    21.62    20.33    23.57   266.99      276.58       158
SZB       SouthFirst Bancshares Inc.        2.743      67.57      24.58    12.91    20.25    29.56   133.38      136.89        NA
THR       Three Rivers Financial Corp.      1.903      35.51      22.90    19.56    22.24    21.61   145.26      145.72        NA
THRD      TF Financial Corp.                1.837      32.00      24.65    13.95    21.07    20.90   150.49      180.30       155
TPNZ      Tappan Zee Financial Inc.         1.374      33.33      29.11    23.81    28.3     28.3    139.94      139.94        14
TRIC      Tri-County Bancorp Inc.           2.857      43.33      18.18    18.16    19.44    18.67   118.24      118.24        19
TSBK      Timberland Bancorp Inc.           0.000      NA         NA       NA       NA       NA       NA          NA           90
TSBS      Peoples Bancorp Inc. (MHC)        0.815      42.68      70.39    60.66    63.14    52.36   353.11      391.06       151
TSH       Teche Holding Co.                 2.454      41.67      17.72    17.14    18.19    16.98   126.63      126.63       165
TWIN      Twin City Bancorp                 2.783      48.84      20.25    16.78    16.34    16.72   130.09      130.09        55
UBMT      United Financial Corp.            3.704      77.24      22.13    32.04    20.45    21.95   133.40      133.40        27
UCBC      Union Community Bancorp           0.000      NA         NA       NA       NA       NA       NA          NA           10
UFRM      United Federal Savings Bank       1.329      40.35      48.82    18.82    41.05    31.69   260.65      260.65       142
USAB      USABancshares, Inc.               0.000       0.00      48.08    14.25    19.53    43.10   185.74      188.54        11
UTBI      United Tennessee Bankshares       0.000      NA         NA       NA       NA       NA       NA          NA           NA
VABF      Virginia Beach Fed. Financial     1.200      25.33      32.79    16.45    22.73    26.67   229.89      229.89       192
WAMU      Washington Mutual Inc.            1.617      56.99      22.77    19.05    19.07    38.56   344.80      370.26    19,906
WAYN      Wayne Savings Bancshares (MHC)    2.033      74.49      39.61    26.99    38.13    36.75   284.51      284.51        98
WBST      Webster Financial Corp.           1.280      31.97      17.71    12.16    14.74    25.61   223.29      256.04      1286
WCBI      Westco Bancorp Inc.               2.345      35.43      17.79    22.62    16.11    16.57   147.06      147.06        55
WCFB      Webster City Federal SB (MHC)     3.951     123.08      31.15    44.91    31.64    31.15   191.04      191.04        21
WEFC      Wells Financial Corp.             2.595      20.69      16.37    17.99    15.95    15.95   122.27      122.27        NA
WEHO      Westwood Homestead Fin. Corp.     2.571      NM         26.92    29.65    NM       42.42   132.08      132.08        20
WES       Westcorp                          2.032      28.57      NM       13.87    12.95    14.06   148.36      148.70        NA
WFI       Winton Financial Corp.            1.835      27.33      18.92    16.57    14.19    15.84   224.10      228.22        NA
WFSL      Washington Federal Inc.           3.188      41.00      13.55    25.05    13.42    13.42   194.29      210.74       660
WHGB      WHG Bancshares Corp.              1.730      41.82      33.04    25.36    38.54    33.64   129.01      129.01        NA

        Exhibit 7
Selected Data on all Public Thrifts

                                            Dividends                         Current Pricing Data as of 03/11/98       Productivity
                                         ---------------------- -----------------------------------------------------   ------------
                                                         LTM                                       Price/                  Full Time
                                          Current      Dividend  Price/                            Publicly  Price/Tang   Equivalent
                                          Dividend     Payout      LTM     Price/   Price/ Price/  Rep Book  Publicly Rep  Employees
                                           Yield       Ratio    Core EPS  Assets  Earnings LTM EPS  Value    Book Value      Most
   Ticker  Short Name                       ($)         (%)       (x)       (%)      (x)     (x)    (%)         (%)       Recent Qtr
-----------------------                  ---------------------- -----------------------------------------------------   ------------
WOFC      Western Ohio Financial Corp.      3.810     149.25      32.81    15.56   218.75    39.18   112.18      120.19       103
WRNB      Warren Bancorp Inc.               2.237      47.54      15.92    23.85    15.71    12.7    221.01      221.01       137
WSB       Washington Savings Bank, FSB      1.194      19.61      27.92    13.89    16.11    16.42   163.26      163.26        NA
WSBI      Warwick Community Bancorp         0.000      NA         NA       NA       NA       NA       NA          NA           NA
WSFS      WSFS Financial Corp.              0.000       0.00      15.85    16.55    16.23    15.60   289.15      290.82       301
WSTR      WesterFed Financial Corp.         1.864      35.41      19.81    13.87    17.40    19.36   133.35      164.12       367
WVFC      WVS Financial Corp.               3.265     255.92      17.33    22.06    16.41    17.42   207.04      207.04        59
WYNE      Wayne Bancorp Inc.                0.833      19.42      23.30    17.90    26.09    23.30   142.35      142.35        59
YFCB      Yonkers Financial Corp.           1.445      20.18      18.11    17.64    16.70    17.78   130.30      130.30        68
YFED      York Financial Corp.              2.075      39.67      24.57    18.76    20.21    20.71   211.68      211.68       389
----------------------------------------------------------------------------------------------------------------------------------
          Average                           1.497      46.97      24.87    20.86    24.45    24.16   177.61      185.09       360

                                                                   Page 32 of 40

                                            Dividends                         Current Pricing Data as of 03/11/98       Productivity
                                         ---------------------- -----------------------------------------------------   ------------
                                                         LTM                                       Price/                  Full Time
                                          Current      Dividend  Price/                            Publicly  Price/Tang   Equivalent
                                          Dividend     Payout      LTM     Price/   Price/ Price/  Rep Book  Publicly Rep  Employees
                                           Yield       Ratio    Core EPS  Assets  Earnings LTM EPS  Value    Book Value      Most
   Ticker  Short Name                       ($)         (%)       (x)       (%)      (x)     (x)    (%)         (%)       Recent Qtr
-----------------------                  ---------------------- -----------------------------------------------------   ------------
               Corporate Thrift Data
CSBF     CSB Financial Group Inc.            0.000       0.00      54.50     24.03   28.39    50.46   104.09   110.59       NA
FLKY     First Lancaster Bancshares          3.306      45.45      27.50     28.90   23.63    27.50   101.37   101.37       NA
HBBI     Home Building Bancorp               1.270      26.32      21.67     17.35   24.61    20.72   114.63   114.63       13
HWEN     Home Financial Bancorp              1.143      26.32      30.17     18.68   21.88    23.03   110.06   110.06       18
LONF     London Financial Corp.              1.574     609.30      19.06     20.52   15.25    17.73   149.07   149.07       10
MBSP     Mitchell Bancorp Inc.               2,406      66.67      27.71     42.87   31.97    27.71   106.84   106.84        6
NSLB     NS&L Bancorp Inc.                   2,857      75.76      26.92     20.76   31.25    26.52   105.17   105.93       20
PWBK     Pennwood Bancorp Inc.               1.800      38.10      23.26     23.33   23.81    23.81   119.33   119.33       11
RELI     Reliance Bancshares Inc.            0.000       0.00      44.38     51.06   44.38    42.26   101.89   101.89       NA
SCCB     S. Carolina Community Bancshrs      2.977      88.57      30.71     27.81   44.79    30.71   134.46   134.46       NA
----------------------------------------------------------------------------------------------------------------------------------
         Average                             1.73       97.65      30.59     27.53   29.00    29.05   114.69   115.42       13
         Median                              1.69       41.78      27.61     23.68   26.50    27.01   108.45   110.33       12
         Maximum                             3.31      609.30      54.50     51.06   44.79    50.46   149.07   149.07       20
         Minimum                             0.00        0.00      19.06     17.35   15.25    17.73   101.37   101.37        6

         Carnegie Savings Bank               (54)       99                                                                   6

         Variance to the Comparable Median  (496)    (341)                                                                  (6)

                                                                 Page 33 of 40

          Exhibit 7
Selected Data on all Public Thrifts
                                                                            Income
                                        --------------------------------------------------------------------------------------------
                                        Net Income Core Income Core EPS     EPS    Net Income Core Income    Core EPS     EPS
Ticker        Short Name                   LTM       LTM           LTM      LTM       MRQ        MRQ           MRQ        MRQ
-------------------------------         --------------------------------------------------------------------------------------------
%CAL    California Federal Bank           233,058   209,082        NA        NA      87,873      74,987        NA        NA
%CCMD   Chevy Chase Bank, FSB              47,452   (25,156)       NA        NA      16,605      (7,804)       NA        NA
AABC    Access Anytime Bancorp Inc.         1,533     1,420         1.12      1.25    1,319       1,288         1.05      1.08
AADV    Advantage Bancorp Inc.             11,539    10,166         2.96      3.37    3,304       2,739         0.81      0.98
ABBK    Abington Bancorp Inc.               4,378     3,874         0.97      1.10    1,103         921         0.23      0.28
ABCL    Alliance Bancorp Inc.              10,249    11,102         1.39      1.28    2,844       2,659         0.31      0.33
ABCW    Anchor BanCorp Wisconsin           19,934    18,371         1.91      2.07    5,657       5,070         0.52      0.58
AFBC    Advance Financial Bancorp             914       874        NA        NA         216         199         0.19      0.21
AFCB    Affiliated Community Bancorp       11,856    11,468         1.72      1.78    3,028       2,758         0.41      0.45
AFED    AFSALA Bancorp Inc.                 1,231     1,231         0.93      0.93      311         311         0.24      0.24
AHCI    Ambanc Holding Co.                 (2,644)   (2,964)        0.29      0.37      736         523         0.14      0.19
AHM     H.F. Ahmanson & Co.               413,782   367,894         3.16      3.59   99,494      97,257         0.87      0.89
ALBC    Albion Banc Corp.                     328       323         0.43      0.44       93          93         0.12      0.12
ALBK    ALBANK Financial Corp.             43,424    43,072         3.14      3.17   15,288      15,145         1.10      1.11
AMFC    AMB Financial Corp.                 1,023       657         0.71      1.10      253         144         0.16      0.28
ANA     Acadiana Bancshares Inc.            2,612     2,530         1.04      1.07      694         648         0.27      0.29
ANDB    Andover Bancorp Inc.               13,206    12,932         2.44      2.49    3,468       3,355         0.63      0.65
ANE     Alliance Bncp of New England        2,017     1,392         0.85      1.23      563         222         0.13      0.33
ASBI    Ameriana Bancorp                    3,656     3,322         1.02      1.12      994         913         0.28      0.31
ASBP    ASB Financial Corp.                 1,030     1,027         0.64      0.64      254         251         0.16      0.16
ASFC    Astoria Financial Corp.            68,464    63,885         2.83      3.04   20,931      19,404         0.68      0.74
ATSB    AmTrust Capital Corp.                 288       125         0.25      0.57       64          (4)       (0.01)     0.13
AVND    Avondale Financial Corp.          (12,482)  (11,208)       (3.22)    (3.59  ) 2,130        (197)       (0.06)     0.62
BANC    BankAtlantic Bancorp Inc.          27,769    14,516         0.51      0.98    8,178       3,170         0.10      0.27
BDJI    First Federal Bancorp.                731       725         0.86      0.86      214         214         0.26      0.26
BFD     BostonFed Bancorp Inc.              7,055     6,331         1.11      1.24    1,735       1,481         0.26      0.31
BFFC    Big Foot Financial Corp.               NA        NA        NA        NA         453         304         0.13      0.20
BFSB    Bedford Bancshares Inc.             1,618     1,609         1.42      1.42      384         382         0.33      0.33
BKC     American Bank of Connecticut        7,940     6,882         2.94      3.39    2,104       1,622         0.69      0.89
BKCT    Bancorp Connecticut Inc.            5,896     5,256         0.96      1.08    1,481       1,299         0.24      0.27
BKUNA   BankUnited Financial Corp.          7,975     6,712         0.43      0.53    1,975       1,250         0.07      0.12
BNKU    Bank United Corp.                  79,738    69,990         2.18      2.48   20,430      19,948         0.62      0.63
BPLS    Bank Plus Corp.                    12,653    14,038         0.73      0.66    1,780       4,860         0.25      0.09
BTHL    Bethel Bancorp                      1,435     1,141         0.74      0.96      302         263         0.16      0.19
BVCC    Bay View Capital Corp.             14,021    19,137         1.45      1.06    1,191       4,639         0.35      0.09
BWFC    Bank West Financial Corp.           1,121       852         0.33      0.45      (60)        204         0.07     (0.02)
BYFC    Broadway Financial Corp.              351       370         0.43      0.39      102          29         0.02      0.11
CAFI    Camco Financial Corp.               5,626     4,585         1.39      1.71    1,286         838         0.26      0.40
CAPS    Capital Savings Bancorp Inc.        2,367     2,262         1.17      1.23      627         567         0.29      0.32
CASB    Cascade Financial Corp.             2,529     2,450         0.74      0.76      773         683         0.19      0.21
CASH    First Midwest Financial Inc.        3,679     3,446         1.22      1.31      989         915         0.33      0.36
CATB    Catskill Financial Corp.            3,799     3,764         0.85      0.85      958         946         0.22      0.22
CBCI    Calumet Bancorp Inc.                7,987     8,028         2.30      2.29    2,475       2,625         0.76      0.72
CBES    CBES Bancorp Inc.                   1,118       976         1.03      1.18      211         152         0.16      0.22
CBK     Citizens First Financial Corp.      1,889     1,275         0.50      0.74      665         173         0.07      0.27
CBSA    Coastal Bancorp Inc.               11,563    11,492         2.24      2.25    2,789       2,789         0.54      0.54
CBSB    Charter Financial Inc.              5,268     4,190         0.97      1.23      990         923         0.21      0.23
CCFH    CCF Holding Co.                       131      (140)       (0.20)     0.15       (6)        (29)       (0.05)    (0.01)
CEBK    Central Co-operative Bank           2,796     2,561         1.31      1.43      663         662         0.34      0.34
CENB    Century Bancorp Inc.                1,628     1,633         4.34      4.33      350         350         0.93      0.93
CENF    CENFED Financial Corp.             14,360    12,929         2.18      2.42    4,300       4,099         0.69      0.72
CFB     Commercial Federal Corp.           68,105    66,785         2.04      2.07   17,760      16,991         0.52      0.54
CFBC    Community First Banking Co.         1,944     1,837        NA        NA         916         916        NA        NA
CFCP    Coastal Financial Corp.             6,140     5,153         1.05      1.26    1,627       1,243         0.25      0.33
CFFC    Community Financial Corp.           1,875     1,883         1.46      1.46      539         538         0.42      0.42
CFNC    Carolina Fincorp Inc.               1,361     1,303         0.73      0.76      330         316         0.18      0.19
CFSB    CFSB Bancorp Inc.                  10,673     9,945         1.25      1.34    2,769       2,532         0.32      0.35
CFTP    Community Federal Bancorp           2,813     2,819         0.64      0.64      660         665         0.15      0.15
CFX     CFX Corp.                          18,934    25,992         1.07      0.78    3,944       6,833         0.28      0.16
CIBI    Community Investors Bancorp           923       923         1.06      1.06      212         212         0.25      0.25
CKFB    CKF Bancorp Inc.                    1,117       843         0.97      1.29      214         214         0.26      0.26
CLAS    Classic Bancshares Inc.             1,089       841         0.70      0.89      281         275         0.23      0.23
CMRN    Cameron Financial Corp              2,401     2,380         0.96      0.96      535         523         0.22      0.22
CMSB    Commonwealth Bancorp Inc.          16,369    11,209         0.70      1.02    4,018       2,578         0.17      0.26

          Exhibit 7
Selected Data on all Public Thrifts

                                                                            Income
                                        --------------------------------------------------------------------------------------------
                                        Net Income Core Income Core EPS     EPS    Net Income Core Income    Core EPS     EPS
Ticker        Short Name                   LTM       LTM           LTM      LTM       MRQ        MRQ           MRQ        MRQ
-------------------------------         --------------------------------------------------------------------------------------------
CMSV    Community Savings Bnkshrs(MHC)      5,443     5,010         0.99      1.08    1,549       1,151         0.23      0.31
CNIT    CENIT Bancorp Inc.                  5,610     5,468         3.22      3.30    1,709       1,596         0.95      1.02
CNSB    CNS Bancorp Inc.                      776       783         0.52      0.51      192         192         0.13      0.13
CNY     Carver Bancorp Inc.                  (460)      745         0.34     (0.21  )   301         179         0.08      0.14
COFI    Charter One Financial             148,409   206,040         3.18      2.29  (12,035)     47,286         0.76     (0.19)
CONE    Conestoga Bancorp, Inc.             3,210     2,607         0.58      0.71      742         334         0.07      0.16
COOP    Cooperative Bankshares Inc.         2,234     2,201         0.69      0.70      581         556         0.17      0.18
CRSB    Crusader Holding Corp.                 NA        NA        NA        NA         665         597         0.28      0.31
CRZY    Crazy Woman Creek Bancorp             719       728         0.79      0.78      190         192         0.21      0.21
CSBF    CSB Financial Group Inc.              234       219         0.25      0.27       97          92         0.11      0.12
CTZN    CitFed Bancorp Inc.                27,332    27,274         2.03      2.03    7,435       7,373         0.55      0.55
CVAL    Chester Valley Bancorp Inc.         3,153     2,990         1.36      1.44      831         781         0.36      0.38
DCBI    Delphos Citizens Bancorp Inc.       1,729     1,729         0.95      0.95      400         400         0.22      0.22
DIBK    Dime Financial Corp.               16,748    16,621         3.14      3.16    4,429       4,407         0.83      0.83
DIME    Dime Community Bancorp Inc.        11,878    11,313         0.89      0.94    2,887       2,801         0.23      0.24
DME     Dime Bancorp Inc.                 121,714   121,806         1.12      1.12   21,499      26,613         0.22      0.18
DNFC    D & N Financial Corp.              14,325    12,851         1.37      1.53    3,730       3,167         0.34      0.40
DSL     Downey Financial Corp.             45,234    43,495         1.63      1.69   14,037      13,743         0.52      0.53
EBI     Equality Bancorp Inc.               1,154       260        NA        NA         364         128        NA        NA
EBSI    Eagle Bancshares                    5,288     6,388         1.09      0.90    1,764       1,761         0.30      0.30
EFBC    Empire Federal Bancorp Inc.            NA        NA        NA        NA         408         408         0.17      0.17
EFBI    Enterprise Federal Bancorp          2,195     1,987         1.00      1.12      516         501         0.24      0.25
EGFC    Eagle Financial Corp.               7,889    10,305         1.73      1.35    4,898       4,841         0.73      0.74
EGLB    Eagle BancGroup Inc.                  509       363         0.31      0.43      109          55         0.05      0.09
EMLD    Emerald Financial Corp.             6,141     5,832         1.12      1.18    1,592       1,456         0.27      0.30
EQSB    Equitable Federal Savings Bank      2,306     2,277         1.78      1.80      568         556         0.43      0.44
ESBK    Elmira Savings Bank (The)             946       766         1.05      1.30      331         174         0.24      0.46
ESX     Essex Bancorp Inc.                    214        45        (1.19)    (1.21  )  (491)       (491)       (0.85)    (0.85)
ETFS    East Texas Financial Services         728       675         0.70      0.75      144         130         0.14      0.15
FAB     FIRSTFED AMERICA BANCORP INC.       1,718     5,523        NA        NA       1,933       1,497         0.19      0.24
FBBC    First Bell Bancorp Inc.             7,575     7,413         1.20      1.23    1,818       1,818         0.31      0.31
FBCI    Fidelity Bancorp Inc.               1,068     2,990         1.07      0.36      977         963         0.34      0.34
FBCV    1ST Bancorp                         1,968     1,300         1.18      1.80      437         358         0.33      0.40
FBER    1st Bergen Bancorp                  2,117     2,117         0.79      0.79      553         553         0.21      0.21
FBHC    Fort Bend Holding Corp.             2,045     1,441         0.69      0.97      492         292         0.14      0.23
FBNW    FirstBank Corp.                     1,391       862        NA        NA         458         259         0.14      0.25
FBSI    First Bancshares Inc.               1,870     1,799         0.83      0.87      493         495         0.23      0.23
FCB     Falmouth Bancorp Inc.                 910       774         0.56      0.67      348         284         0.20      0.25
FCBF    FCB Financial Corp.                 4,813     4,934         1.43      1.39    1,718       1,596         0.42      0.45
FCME    First Coastal Corp.                 6,138     5,903         4.31      4.48      334         263         0.19      0.24
FDEF    First Defiance Financial            5,407     5,263         0.60      0.62      945         927         0.11      0.11
FED     FirstFed Financial Corp.           23,100    22,676         2.11      2.15    6,613       6,238         0.58      0.61
FESX    First Essex Bancorp Inc.            9,713     8,714         1.12      1.25    2,390       2,371         0.30      0.30
FFBA    First Colorado Bancorp Inc.        19,914    18,932         1.16      1.22    5,894       5,028         0.31      0.36
FFBH    First Federal Bancshares of AR      5,551     5,295         1.15      1.21    1,311       1,311         0.29      0.29
FFBI    First Financial Bancorp Inc.          124       251         0.61      0.30       49          (2)        -         0.12
FFBS    FFBS BanCorp Inc.                   1,824     1,824         1.20      1.20      451         451         0.30      0.30
FFBZ    First Federal Bancorp Inc.          1,922     1,822         1.05      1.10      373         357         0.20      0.21
FFCH    First Financial Holdings Inc.      14,845    14,519         2.17      2.23    3,872       3,876         0.55      0.55
FFDB    FirstFed Bancorp Inc.               1,705     1,705         1.38      1.38      413         413         0.34      0.34
FFDF    FFD Financial Corp.                 1,607       772         0.56      1.19      164         164         0.12      0.12
FFED    Fidelity Federal Bancorp            1,760     1,652         0.61      0.64      408         329         0.10      0.13
FFES    First Federal of East Hartford      5,575     6,155         2.23      2.02    1,585       1,621         0.58      0.57
FFFC    FFVA Financial Corp.                6,436     7,598         1.62      1.37      530       1,890         0.39      0.11
FFFD    North Central Bancshares Inc.       3,917     3,755         1.16      1.21    1,096         934         0.29      0.34
FFFL    Fidelity Bankshares Inc. (MHC)      6,313     5,362         0.80      0.94    2,010       1,493         0.22      0.30
FFHH    FSF Financial Corp.                 3,148     3,110         1.10      1.10      746         736         0.26      0.26
FFHS    First Franklin Corp.                1,688     1,556         1.27      1.38      489         436         0.36      0.40
FFIC    Flushing Financial Corp.            8,531     8,204         1.13      1.18    2,325       2,174         0.30      0.32
FFKY    First Federal Financial Corp.       6,156     6,080         1.46      1.48    1,452       1,452         0.35      0.35
FFLC    FFLC Bancorp Inc.                   3,754     3,551         0.91      0.96      953         953         0.25      0.25
FFOH    Fidelity Financial of Ohio          4,876     4,679         0.85      0.89    1,231       1,141         0.21      0.23
FFPB    First Palm Beach Bancorp Inc.       9,397     7,279         1.42      1.85    2,314       1,356         0.26      0.45
FFSL    First Independence Corp.              726       726         0.72      0.72      180         180         0.18      0.18

          Exhibit 7
Selected Data on all Public Thrifts

                                                                            Income
                                        --------------------------------------------------------------------------------------------
                                        Net Income Core Income Core EPS     EPS    Net Income Core Income    Core EPS     EPS
Ticker        Short Name                   LTM       LTM           LTM      LTM       MRQ        MRQ           MRQ        MRQ
-------------------------------         --------------------------------------------------------------------------------------------
FFSX    First Fed SB of Siouxland(MHC)      3,383     3,266         1.15      1.19      817         790         0.27      0.28
FFWC    FFW Corp.                           1,787     1,749         1.24      1.26      479         462         0.33      0.34
FFWD    Wood Bancorp Inc.                   2,358     2,125         0.76      0.85      579         502         0.18      0.21
FFYF    FFY Financial Corp.                 7,761     7,664         1.93      1.95    1,940       1,906         0.49      0.50
FGHC    First Georgia Holding Inc.          1,755     1,473         0.45      0.54      465         465         0.15      0.15
FIBC    Financial Bancorp Inc.              2,611     2,783         1.68      1.57      700         700         0.42      0.42
FISB    First Indiana Corp.                17,744    14,397         1.10      1.36    4,986       3,673         0.28      0.38
FKFS    First Keystone Financial            2,694     2,433         1.06      1.19      672         589         0.25      0.29
FKKY    Frankfort First Bancorp Inc.          233       948         0.60      0.14      381         381         0.24      0.24
FLAG    FLAG Financial Corp.                2,049     1,632         0.80      1.00      502         405         0.20      0.25
FLFC    First Liberty Financial Corp.       9,556     9,900         1.26      1.23    3,624       2,776         0.35      0.46
FLGS    Flagstar Bancorp Inc.              21,539    21,539         1.75      1.75    6,194       6,194         0.45      0.45
FLKY    First Lancaster Bancshares            508       508         0.55      0.55      146         146         0.16      0.16
FMBD    First Mutual Bancorp Inc.             986       820         0.26      0.31      198         130         0.04      0.06
FMCO    FMS Financial Corp.                 5,581     5,540         2.27      2.28    1,394       1,389         0.57      0.57
FMSB    First Mutual Savings Bank           4,519     4,428         1.05      1.07    1,168       1,194         0.28      0.27
FNGB    First Northern Capital Corp.        6,036     5,745         0.63      0.66    1,606       1,502         0.17      0.18
FOBC    Fed One Bancorp                     3,242     3,214         1.35      1.36      800         791         0.34      0.34
FPRY    First Financial Bancorp             1,313       985         1.09      1.45      257         141         0.15      0.28
FSBI    Fidelity Bancorp Inc.               2,764     2,705         1.68      1.72      668         661         0.41      0.41
FSFF    First SecurityFed Financial            NA        NA        NA        NA         861         849        NA        NA
FSLA    First Savings Bank (MHC)            9,295     9,753         1.22      1.16    2,535       2,535         0.31      0.31
FSNJ    Bayonne Bancshares Inc.             2,698     3,914        NA        NA       1,135       1,135         0.13      0.13
FSPG    First Home Bancorp Inc.             4,718     4,603         1.68      1.72    1,152       1,123         0.41      0.42
FSPT    FirstSpartan Financial Corp.        5,909     5,906        NA        NA       1,759       1,759         0.43      0.43
FSSB    First FS&LA of San Bernardino      (1,202)   (1,205)       (3.67)    (3.67  )   (32)        (32)       (0.10)    (0.10)
FSTC    First Citizens Corp.                6,149     5,571         1.88      2.08    1,361       1,219         0.41      0.46
FTF     Texarkana First Financial Corp      3,021     2,963         1.74      1.77      756         712         0.41      0.44
FTFC    First Federal Capital Corp.        17,390    13,718         1.40      1.77    4,733       3,332         0.34      0.48
FTNB    Fulton Bancorp Inc.                 1,286     1,036         0.62      0.76      323         241         0.15      0.20
FTSB    Fort Thomas Financial Corp.         1,185     1,185         0.82      0.82      306         306         0.21      0.21
FWWB    First SB of Washington Bancorp     12,759    12,046         1.25      1.32    3,205       2,939         0.31      0.34
GAF     GA Financial Inc.                   8,317     7,859         1.09      1.15    2,276       1,964         0.28      0.32
GDVS    Greater Delaware Valley (MHC)       2,037     2,037         0.62      0.62      410         410         0.13      0.13
GDW     Golden West Financial             354,138   348,810         6.04      6.13   93,480      92,161         1.60      1.62
GFCO    Glenway Financial Corp.             2,402     2,402         1.04      1.04      651         651         0.27      0.27
GFED    Guaranty Federal Bcshs Inc.         2,070     2,012        NA        NA         595         583        NA        NA
GFSB    GFS Bancorp Inc.                    1,172     1,114         1.08      1.14      286         226         0.21      0.27
GLMR    Gilmer Financial Svcs, Inc.            23       130         0.68      0.12      (54)        (57)       (0.32)    (0.30)
GOSB    GSB Financial Corp.                   756       729        NA        NA         295         242         0.11      0.14
GPT     GreenPoint Financial Corp.        147,648   142,737         1.80      1.86   36,755      36,267         0.48      0.49
GSB     Golden State Bancorp Inc.         104,614   123,100         1.80      1.50   28,911      34,108         0.49      0.41
GSBC    Great Southern Bancorp Inc.        13,419    12,339         1.51      1.63    3,620       3,181         0.39      0.44
GSFC    Green Street Financial Corp.        2,826     2,826         0.68      0.68      689         689         0.17      0.17
GSLA    GS Financial Corp.                  1,396     1,404        NA        NA         529         529         0.17      0.17
GTPS    Great American Bancorp                873       872         0.49      0.49      261         261         0.15      0.15
GUPB    GFSB Bancorp Inc.                     866       863         1.09      1.09      232         231         0.30      0.30
HALL    Hallmark Capital Corp.              2,761     2,697         0.93      0.95      714         707         0.24      0.24
HARB    Harbor Florida Bancorp (MHC)       14,322    13,797         2.75      2.85    4,095       3,628         0.72      0.81
HARL    Harleysville Savings Bank           3,435     3,442         2.01      2.01      820         820         0.48      0.48
HARS    Harris Financial Inc. (MHC)        17,771    12,608         0.37      0.52    2,739       2,129         0.06      0.08
HAVN    Haven Bancorp Inc.                 11,083    11,184         1.25      1.24    3,027       3,015         0.34      0.34
HBBI    Home Building Bancorp                 329       316         1.09      1.14       69          64         0.22      0.24
HBEI    Home Bancorp of Elgin Inc.          2,843     2,725         0.42      0.44      612         612         0.10      0.10
HBFW    Home Bancorp                        2,907     2,883         1.21      1.22      665         641         0.27      0.28
HBNK    Highland Bancorp Inc.               6,123     4,737         2.00      2.58    1,740       1,667         0.69      0.72
HBS     Haywood Bancshares Inc.             1,953     1,953         1.56      1.56      827         827         0.66      0.66
HCBB    HCB Bancshares Inc.                   579       575        NA        NA         171         163         0.07      0.07
HCBC    High Country Bancorp Inc.              NA        NA        NA        NA         157         157        NA        NA
HCFC    Home City Financial Corp.              NA        NA        NA        NA         243         243         0.29      0.29
HEMT    HF Bancorp Inc.                       350     2,190         0.36      0.04      727         695         0.11      0.11
HFBC    HopFed Bancorp Inc.                 1,575     1,575        NA        NA         477         477        NA        NA
HFFB    Harrodsburg First Fin Bancorp       1,475     1,475         0.79      0.79      360         360         0.20      0.20
HFFC    HF Financial Corp.                  6,092     5,671         1.84      1.98    1,622       1,573         0.53      0.55

          Exhibit 7
Selected Data on all Public Thrifts

                                                                            Income
                                        --------------------------------------------------------------------------------------------
                                        Net Income Core Income Core EPS     EPS    Net Income Core Income    Core EPS     EPS
Ticker        Short Name                   LTM       LTM           LTM      LTM       MRQ        MRQ           MRQ        MRQ
-------------------------------         --------------------------------------------------------------------------------------------
HFGI    Harrington Financial Group            988     1,022         0.31      0.31     (609)        (25)       (0.01)    (0.19)
HFNC    HFNC Financial Corp.               10,768     8,329         0.53      0.67    2,792       1,822         0.11      0.17
HFSA    Hardin Bancorp Inc.                   814       746         0.92      1.00      220         195         0.25      0.28
HFWA    Heritage Financial Corp.               NA        NA        NA        NA         646         282        NA        NA
HHFC    Harvest Home Financial Corp.          594       589         0.66      0.66      124         120         0.14      0.14
HIFS    Hingham Instit. for Savings         2,659     2,659         2.00      2.00      681         681         0.51      0.51
HMLK    Hemlock Federal Financial Corp        944     1,594        NA        NA         416         416         0.22      0.22
HMNF    HMN Financial Inc.                  5,579     4,462         1.13      1.41    1,248         915         0.23      0.31
HOMF    Home Federal Bancorp                9,397     8,299         1.56      1.77    2,687       2,164         0.39      0.49
HPBC    Home Port Bancorp Inc.              3,297     3,226         1.75      1.79      874         831         0.45      0.47
HRBF    Harbor Federal Bancorp Inc.         1,627     1,565         0.95      0.99      414         352         0.21      0.25
HRZB    Horizon Financial Corp.             8,140     8,019         1.10      1.11    2,074       2,151         0.29      0.28
HTHR    Hawthorne Financial Corp.           9,617    11,165         1.66      1.37    1,625       3,162         0.45      0.18
HWEN    Home Financial Bancorp                335       247         0.29      0.38       79          46         0.06      0.10
HZFS    Horizon Financial Svcs Corp.          709       568         0.67      0.84      214         158         0.18      0.25
IBSF    IBS Financial Corp.                 5,793     5,793         0.54      0.54    1,540       1,540         0.14      0.14
IFSB    Independence Federal Svgs Bank      1,393       590         0.46      1.09      211          91         0.07      0.16
INBI    Industrial Bancorp Inc.             5,113     5,113         1.03      1.03    1,380       1,380         0.28      0.28
INCB    Indiana Community Bank SB             488       488         0.52      0.52      140         140         0.15      0.15
IPSW    Ipswich Savings Bank                2,212     1,813         0.72      0.88      616         491         0.19      0.24
ITLA    ITLA Capital Corp.                 12,477    12,477         1.57      1.57    3,369       3,369         0.42      0.42
IWBK    InterWest Bancorp Inc.             20,507    17,859         2.18      2.51    5,161       4,042         0.49      0.63
JOAC    Joachim Bancorp Inc.                  264       264         0.36      0.36       60          60         0.09      0.09
JSB     JSB Financial Inc.                 29,398    26,164         2.55      2.86    8,554       6,677         0.64      0.82
JSBA    Jefferson Savings Bancorp           9,697     9,416         1.05      1.09    2,359       2,217         0.23      0.25
JXSB    Jacksonville Savings Bk (MHC)         976       773         0.40      0.50      184         109         0.06      0.10
JXVL    Jacksonville Bancorp Inc.           3,371     3,371         1.36      1.36      783         783         0.32      0.32
KFBI    Klamath First Bancorp               8,791     8,791         0.93      0.93    2,146       2,146         0.22      0.22
KNK     Kankakee Bancorp Inc.               3,012     2,952         1.96      2.00      747         711         0.48      0.50
KSAV    KS Bancorp Inc.                     1,221     1,221         1.30      1.30      252         252         0.27      0.27
KSBK    KSB Bancorp Inc.                    1,549     1,501         1.26      1.30      424         404         0.34      0.36
KYF     Kentucky First Bancorp Inc.           993       983         0.77      0.78      207         204         0.16      0.16
LARK    Landmark Bancshares Inc.            2,458     2,234         1.26      1.37      596         560         0.33      0.35
LARL    Laurel Capital Group Inc.           2,925     2,933         1.27      1.27      672         723         0.31      0.29
LFBI    Little Falls Bancorp Inc.           1,728     1,557         0.60      0.67      457         457         0.18      0.18
LFCO    Life Financial Corp.               12,700    13,263         2.60      2.49    5,005       5,568         0.81      0.73
LFED    Leeds Federal Bankshares (MHC)      3,429     3,429         0.66      0.66      819         819         0.16      0.16
LISB    Long Island Bancorp Inc.           50,668    41,890         1.79      2.16   13,182      10,466         0.45      0.57
LOGN    Logansport Financial Corp.          1,232     1,249         0.96      0.95      360         367         0.30      0.29
LONF    London Financial Corp.                411       381         0.80      0.86      121         117         0.24      0.25
LSBI    LSB Financial Corp.                 1,566     1,408         1.59      1.77      434         385         0.43      0.49
LSBX    Lawrence Savings Bank               8,112     8,029         1.80      1.82    3,804       3,757         0.83      0.84
LVSB    Lakeview Financial                  6,981     4,373         0.88      1.40    1,266       1,274         0.26      0.26
LXMO    Lexington B&L Financial Corp.         727       725         0.70      0.70      186         187         0.18      0.18
MAFB    MAF Bancorp Inc.                   37,948    37,405         2.35      2.38    9,256       8,980         0.57      0.59
MARN    Marion Capital Holdings             2,812     2,812         1.52      1.52      503         503         0.28      0.28
MASB    MASSBANK Corp.                     10,167     9,412         2.56      2.77    2,656       2,371         0.64      0.72
MBB     MSB Bancorp Inc.                    4,337     4,347         1.12      1.12    1,230       1,183         0.31      0.33
MBBC    Monterey Bay Bancorp Inc.           1,766     1,613         0.51      0.56      409         376         0.12      0.13
MBLF    MBLA Financial Corp.                1,792     1,821         1.35      1.33      474         465         0.35      0.36
MBSP    Mitchell Bancorp Inc.                 523       523         0.60      0.60      109         109         0.13      0.13
MCBN    Mid-Coast Bancorp Inc.                456       427         1.84      1.96      129         116         0.49      0.55
MDBK    Medford Bancorp Inc.               11,390    10,981         2.30      2.39    2,757       3,028         0.64      0.58
MECH    MECH Financial Inc.                13,076    12,906         2.46      2.49    2,003       1,852         0.35      0.38
MERI    Meritrust Federal SB                2,716     2,716         3.32      3.32      652         652         0.79      0.79
METF    Metropolitan Financial Corp.        5,803     5,426         0.77      0.82    1,810       1,712         0.25      0.26
MFBC    MFB Corp.                           2,028     2,011         1.18      1.19      502         486         0.29      0.30
MFFC    Milton Federal Financial Corp.      1,275     1,221         0.56      0.58      291         291         0.13      0.13
MFLR    Mayflower Co-operative Bank         1,399     1,264         1.41      1.57      403         334         0.37      0.45
MFSL    Maryland Federal Bancorp            9,523     9,085         1.37      1.45    2,526       2,350         0.35      0.38
MIFC    Mid-Iowa Financial Corp.            1,528     1,384         0.80      0.88      351         351         0.20      0.20
MIVI    Mississippi View Holding Co.          744       732         0.94      0.95      177         175         0.24      0.24
MONT    Montgomery Financial Corp.            721       721        NA        NA         200         200         0.13      0.13
MRKF    Market Financial Corp.                575       575        NA        NA         147         147         0.12      0.12

          Exhibit 7
Selected Data on all Public Thrifts

                                                                            Income
                                        --------------------------------------------------------------------------------------------
                                        Net Income Core Income Core EPS     EPS    Net Income Core Income    Core EPS     EPS
Ticker        Short Name                   LTM       LTM           LTM      LTM       MRQ        MRQ           MRQ        MRQ
-------------------------------         --------------------------------------------------------------------------------------------
MSBF    MSB Financial Inc.                  1,123     1,038         0.84      0.91      308         263         0.21      0.25
MSBK    Mutual Savings Bank FSB               495        86         0.02      0.12      145          (4)        -         0.03
MWBI    Midwest Bancshares Inc.             1,265     1,122         1.01      1.14      311         286         0.26      0.28
MWBX    MetroWest Bank                      7,555     7,509         0.53      0.53    1,899       1,892         0.13      0.13
MWFD    Midwest Federal Financial           2,930     2,247         1.30      1.69      777         544         0.32      0.45
MYST    Mystic Financial Inc.                  NA        NA        NA        NA         236         228        NA        NA
NASB    North American Savings Bank        12,085     9,866         4.39      5.38    3,133       2,776         1.24      1.40
NBN     Northeast Bancorp                   1,704     1,646         0.66      0.70      356         574         0.22      0.13
NBSI    North Bancshares Inc.                 636       597         0.39      0.42      120         115         0.08      0.08
NEIB    Northeast Indiana Bancorp           2,085     2,085         1.21      1.21      586         586         0.33      0.33
NHTB    New Hampshire Thrift Bncshrs        2,771     2,528         1.21      1.33      737         653         0.32      0.36
NMSB    NewMil Bancorp Inc.                 2,758     2,775         0.66      0.66      705         819         0.20      0.17
NSLB    NS&L Bancorp Inc.                     426       418         0.65      0.66       94          94         0.14      0.14
NSSY    NSS Bancorp Inc.                    5,928     2,063         0.73      2.46    1,677       1,422         0.59      0.69
NTBK    Net.B@nk Inc.                          NA        NA        NA        NA      (1,518)     (1,518)       NA         -
NTMG    Nutmeg Federal S&LA                   657       486         0.27      0.41      210         174         0.07      0.09
NWEQ    Northwest Equity Corp.              1,020       979         1.30      1.35      285         269         0.35      0.37
NWSB    Northwest Bancorp Inc. (MHC)       19,410    19,692         0.42      0.42    4,941       5,016         0.11      0.11
NYB     New York Bancorp Inc.              52,939    48,253         2.15      2.35   11,992      11,907         0.54      0.54
OCFC    Ocean Financial Corp.              13,825    13,911         1.78      1.77    3,480       3,566         0.48      0.47
OCN     Ocwen Financial Corp.              78,932    27,114         0.48      1.39   22,934        (512)       (0.01)     0.37
OFCP    Ottawa Financial Corp.              7,527     7,183         1.28      1.34    2,119       1,906         0.33      0.37
OHSL    OHSL Financial Corp.                2,007     1,928         1.56      1.62      465         416         0.34      0.38
OSFS    Ohio State Financial Services         340       340        NA        NA          80          80        NA        NA
OTFC    Oregon Trail Financial Corp.           NA        NA        NA        NA         914         914        NA        NA
PBCI    Pamrapo Bancorp Inc.                5,071     4,838         1.66      1.74    1,233       1,072         0.38      0.44
PBCT    People's Bank (MHC)                92,400    53,595         0.88      1.51   25,200      13,305         0.22      0.41
PBHC    Pathfinder Bancorp Inc. (MHC)       1,854     1,593         0.56      0.65      238         137         0.05      0.08
PBKB    People's Bancshares Inc.            5,131     2,448         0.70      1.47    1,328         519         0.16      0.40
PCBC    Perry County Financial Corp.          886       886         1.16      1.16      200         200         0.26      0.26
PDB     Piedmont Bancorp Inc.               1,491     1,491         0.56      0.56      363         362         0.13      0.13
PEDE    Great Pee Dee Bancorp                  NA        NA        NA        NA          46         176        NA        NA
PEEK    Peekskill Financial Corp.           1,993     1,993         0.67      0.67      461         461         0.16      0.16
PERM    Permanent Bancorp Inc.              2,631     2,609         1.20      1.22      705         671         0.31      0.33
PERT    Perpetual Bank (MHC)                1,979     2,277         1.50      1.30      635         628         0.41      0.41
PFDC    Peoples Bancorp                     4,283     4,283         1.25      1.25    1,025       1,025         0.30      0.30
PFED    Park Bancorp Inc.                   1,543     1,507         0.65      0.67      143         182         0.08      0.06
PFFB    PFF Bancorp Inc.                   14,229    13,420         0.77      0.82    4,752       4,070         0.24      0.28
PFFC    Peoples Financial Corp.               684       674         0.49      0.49      122         122         0.09      0.09
PFNC    Progress Financial Corp.            3,872     2,956         0.69      0.90      979         729         0.16      0.22
PFSB    PennFed Financial Services Inc     10,685    10,615         1.12      1.13    2,742       2,672         0.28      0.29
PFSL    Pocahontas FS&LA (MHC)              2,371     2,336         1.42      1.44      579         561         0.33      0.34
PHBK    Peoples Heritage Finl Group        73,401    71,987         2.54      2.59   19,997      19,952         0.71      0.71
PHFC    Pittsburgh Home Financial Corp      2,111     1,825         0.99      1.14      571         487         0.26      0.31
PHSB    Peoples Home Savings Bk (MHC)       1,638     1,545        NA        NA         468         430         0.17      0.18
PKPS    Poughkeepsie Financial Corp.        2,429     2,991         0.22      0.18     (953)       (512)       (0.04)    (0.08)
PLSK    Pulaski Savings Bank (MHC)          1,121     1,121        NA        NA         221         221         0.11      0.11
PMFI    Perpetual Midwest Financial         1,931     1,722         0.89      1.01      438         406         0.21      0.23
PRBC    Prestige Bancorp Inc.                 784       770         0.90      0.92      154         138         0.16      0.18
PROV    Provident Financial Holdings        4,899     2,599         0.55      1.05    1,153         465         0.10      0.25
PSBK    Progressive Bank Inc.               8,632     8,442         2.15      2.20    2,122       2,083         0.53      0.54
PSFC    Peoples-Sidney Financial Corp.      1,146     1,146        NA        NA         338         338         0.20      0.20
PSFI    PS Financial Inc.                   1,557     1,609        NA        NA         418         417         0.19      0.19
PTRS    Potters Financial Corp.             1,157     1,135         1.15      1.17      274         242         0.25      0.28
PULB    Pulaski Bank, Svgs Bank (MHC)       1,915     1,672         0.80      0.91      473         421         0.20      0.22
PULS    Pulse Bancorp                       5,705     5,640         1.77      1.79    1,362       1,362         0.42      0.42
PVFC    PVF Capital Corp.                   5,039     4,773         1.73      1.83    1,301       1,232         0.45      0.47
PVSA    Parkvale Financial Corp.           10,591    10,591         2.02      2.02    2,732       2,732         0.52      0.52
PWBC    PennFirst Bancorp Inc.              5,447     5,442         1.08      1.08    1,415       1,407         0.27      0.27
PWBK    Pennwood Bancorp Inc.                 458       471         0.86      0.84      112          83         0.16      0.21
QCBC    Quaker City Bancorp Inc.            5,917     5,715         1.24      1.28    1,559       1,536         0.33      0.34
QCFB    QCF Bancorp Inc.                    2,487     2,487         2.04      2.04      654         654         0.57      0.57
QCSB    Queens County Bancorp Inc.         23,264    22,920         1.58      1.60    5,395       5,112         0.37      0.39
RARB    Raritan Bancorp Inc.                3,908     3,847         1.52      1.54      989         986         0.39      0.39

          Exhibit 7
Selected Data on all Public Thrifts

                                                                            Income
                                        --------------------------------------------------------------------------------------------
                                        Net Income Core Income Core EPS     EPS    Net Income Core Income    Core EPS     EPS
Ticker        Short Name                   LTM       LTM           LTM      LTM       MRQ        MRQ           MRQ        MRQ
-------------------------------         --------------------------------------------------------------------------------------------
RCBK    Richmond County Financial Corp         NA        NA        NA        NA       2,811       2,760        NA        NA
REDF    RedFed Bancorp Inc.                10,433    10,683         1.44      1.41    2,865       3,123         0.41      0.38
RELI    Reliance Bancshares Inc.              499       485         0.20      0.21      129         126         0.05      0.05
RELY    Reliance Bancorp Inc.              18,089    17,080         1.86      1.97    4,887       4,806         0.49      0.50
RIVR    River Valley Bancorp                1,076       814        NA        NA         315         282         0.26      0.29
ROSE    TR Financial Corp.                 34,728    31,016         1.75      1.96    9,518       8,368         0.47      0.53
RSLN    Roslyn Bancorp Inc.                33,390    38,242        NA        NA       9,425       8,001         0.20      0.24
RVSB    Riverview Bancorp Inc.              3,313     3,226        NA        NA       1,073       1,058        NA        NA
SBFL    SB of the Finger Lakes (MHC)          847       737         0.21      0.24      260         228         0.06      0.07
SBOS    Boston Bancorp (The)               37,152    18,104         3.40      6.98   14,315       5,073         0.95      2.69
SCBS    Southern Community Bancshares         848       848         0.87      0.86      216         216         0.22      0.22
SCCB    S. Carolina Community Bancshrs        462       462         0.70      0.70       70          70         0.12      0.12
SFED    SFS Bancorp Inc.                    1,068     1,032         0.90      0.93      279         243         0.23      0.26
SFFC    StateFed Financial Corp.            1,096     1,096         0.72      0.72      273         273         0.18      0.18
SFIN    Statewide Financial Corp.           5,462     5,461         1.27      1.27    1,382       1,382         0.33      0.33
SFSB    SuburbFed Financial Corp.           2,790     2,258         1.68      2.08      713         530         0.39      0.53
SFSL    Security First Corp.                9,000     9,029         1.07      1.07    2,356       2,329         0.28      0.28
SGVB    SGV Bancorp Inc.                    1,344     1,095         0.48      0.58      234         225         0.09      0.09
SHEN    First Shenango Bancorp Inc.         4,586     4,576         2.24      2.24    1,064       1,071         0.52      0.52
SHSB    SHS Bancorp Inc.                     (188)      288        NA        NA         147         147        NA        NA
SIB     Staten Island Bancorp Inc.         14,549    31,233        NA        NA      (2,449)     14,066        NA        NA
SISB    SIS Bancorp Inc.                   11,418    14,530         2.10      1.65      593       3,996         0.61      0.09
SKAN    Skaneateles Bancorp Inc.            1,662     1,609         1.09      1.13      383         378         0.26      0.26
SKBO    First Carnegie Deposit (MHC)          937       830        NA        NA         127          92         0.04      0.06
SMBC    Southern Missouri Bancorp Inc.      1,378     1,301         0.82      0.86      293         268         0.16      0.18
SOBI    Sobieski Bancorp Inc.                 497       497         0.66      0.66      127         127         0.17      0.17
SOPN    First Savings Bancorp Inc.          5,005     5,005         1.25      1.25    1,298       1,298         0.32      0.32
SOSA    Somerset Savings Bank               5,967     5,833         0.34      0.35    1,522       1,514         0.09      0.09
SPBC    St. Paul Bancorp Inc.              49,058    49,092         1.41      1.40   12,453      12,294         0.36      0.36
SRN     Southern Banc Co.                     495       495         0.42      0.42      103         103         0.09      0.09
SSB     Scotland Bancorp Inc.               1,113     1,106         0.65      0.65      158         158         0.09      0.09
SSFC    South Street Financial Corp.        2,029     1,973         0.46      0.48     (208)       (236)       (0.06)    (0.05)
SSM     Stone Street Bancorp Inc.           1,639     1,639         0.89      0.89      386         386         0.20      0.20
STFR    St. Francis Capital Corp.          12,359    11,878         2.24      2.33    3,798       2,724         0.52      0.72
STSA    Sterling Financial Corp.            9,636     8,858         1.14      1.25    2,543       2,515         0.33      0.33
SVRN    Sovereign Bancorp Inc.             77,640    92,116         0.91      0.76   30,065      28,764         0.28      0.29
SWBI    kouthwest Bancshares Inc.           4,111     4,118         1.49      1.49    1,045       1,165         0.42      0.38
SWCB    Sandwich Bancorp Inc.               4,860     4,746         2.39      2.45    1,428       1,376         0.68      0.71
SZB     SouthFirst Bancshares Inc.            618       742         0.89      0.74      250         266         0.29      0.27
THR     Three Rivers Financial Corp.          827       784         1.01      1.07      203         186         0.24      0.26
THRD    TF Financial Corp.                  4,874     4,143         1.06      1.25    1,078         929         0.27      0.31
TPNZ    Tappan Zee Financial Inc.           1,032       989         0.70      0.72      254         233         0.17      0.18
TRIC    Tri-County Bancorp Inc.               901       924         0.77      0.75      218         221         0.18      0.18
TSBK    Timberland Bancorp Inc.                NA        NA        NA        NA         804         752        NA        NA
TSBS    Peoples Bancorp Inc. (MHC)          7,462     5,562         0.61      0.82    1,564       1,564         0.17      0.17
TSH     Teche Holding Co.                   3,897     3,717         1.15      1.20      913         910         0.28      0.28
TWIN    Twin City Bancorp                   1,078       892         0.71      0.86      276         210         0.17      0.22
UBMT    United Financial Corp.              1,491     1,479         1.22      1.23      402         402         0.33      0.33
UCBC    Union Community Bancorp               886     1,121        NA        NA          NA          NA        NA        NA
UFRM    United Federal Savings Bank         1,803     1,180         0.37      0.57      350         179         0.06      0.11
USAB    USABancshares, Inc.                   231       206         0.26      0.29      128         122         0.15      0.16
UTBI    United Tennessee Bankshares            NA        NA        NA        NA         195         195        NA        NA
VABF    Virginia Beach Fed. Financial       3,741     2,968         0.61      0.75    1,099         838         0.17      0.22
WAMU    Washington Mutual Inc.            481,778   799,978         3.15      1.86  237,900     228,459         0.90      0.94
WAYN    Wayne Savings Bancshares (MHC)      1,889     1,754         0.77      0.83      461         418         0.18      0.20
WBST    Webster Financial Corp.            33,798    48,902         3.53      2.44   14,805      13,868         0.99      1.06
WCBI    Westco Bancorp Inc.                 4,708     4,388         1.63      1.75    1,204       1,084         0.41      0.45
WCFB    Webster City Federal SB (MHC)       1,364     1,364         0.65      0.65      346         346         0.16      0.16
WEFC    Wells Financial Corp.               2,209     2,154         1.13      1.16      555         530         0.28      0.29
WEHO    Westwood Homestead Fin. Corp.         883     1,389         0.52      0.33        3         344        NA         -
WES     Westcorp                           36,788    (6,707)       (0.26)     1.40   10,079      (6,859)       (0.26)     0.38
WFI     Winton Financial Corp.              3,429     2,863         1.44      1.72      960         799         0.40      0.48
WFSL    Washington Federal Inc.           108,033   106,939         2.02      2.04   27,084      26,600         0.50      0.51
WHGB    WHG Bancshares Corp.                  752       762         0.56      0.55      153         153         0.12      0.12

          Exhibit 7
Selected Data on all Public Thrifts

                                                                            Income
                                        --------------------------------------------------------------------------------------------
                                        Net Income Core Income Core EPS     EPS    Net Income Core Income    Core EPS     EPS
Ticker        Short Name                   LTM       LTM           LTM      LTM       MRQ        MRQ           MRQ        MRQ
-------------------------------         --------------------------------------------------------------------------------------------
WOFC    Western Ohio Financial Corp.        1,482     1,712         0.80      0.67       60         397         0.20      0.03
WRNB    Warren Bancorp Inc.                 7,285     5,793         1.46      1.83    1,493       1,394         0.35      0.37
WSB     Washington Savings Bank, FSB        2,293     1,359         0.30      0.51      575         258         0.06      0.13
WSBI    Warwick Community Bancorp              NA        NA        NA        NA         694         649        NA        NA
WSFS    WSFS Financial Corp.               16,389    16,188         1.27      1.29    3,872       3,747         0.30      0.31
WSTR    WesterFed Financial Corp.           7,241     7,021         1.30      1.33    2,098       2,022         0.36      0.37
WVFC    WVS Financial Corp.                 3,728     3,752         2.12      2.11      996       1,030         0.58      0.56
WYNE    Wayne Bancorp Inc.                  1,954     1,955         1.03      1.03      442         443         0.23      0.23
YFCB    Yonkers Financial Corp.             3,093     3,044         1.07      1.09      808         729         0.26      0.29
YFED    York Financial Corp.               11,154     9,312         1.02      1.21    2,911       2,175         0.23      0.31
------------------------------------------------------------------------------------------------------------------------------------
        Average                            12,579    12,630.16      1.19      1.26    3,446       3,283         0.30      0.32


          Exhibit 7
Selected Data on all Public Thrifts

                                                                                Income
                                           -----------------------------------------------------------------------------------------
                                            Net Income Core Income Core EPS     EPS    Net Income Core Income    Core EPS     EPS
Ticker        Short Name                   LTM       LTM           LTM      LTM       MRQ        MRQ           MRQ        MRQ
-------------------------------            -----------------------------------------------------------------------------------------
               Corporate Thrift Data
CSBF     CSB Financial Group Inc.              234       219          0.25      0.27      97         92            0.11      0.12
FLKY     First Lancaster Bancshares            508       508          0.55      0.55     146        146            0.16      0.16
HBBI     Home Building Bancorp                 329       316          1.09      1.14      69         64            0.22      0.24
HWEN     Home Financial Bancorp                335       247          0.29      0.38      79         46            0.06      0.10
LONF     London Financial Corp.                411       381          0.80      0.86     121        117            0.24      0.25
MBSP     Mitchell Bancorp Inc.                 523       523          0.60      0.60     109        109            0.13      0.13
NSLB     NS&L Bancorp Inc.                     426       418          0.65      0.66      94         94            0.14      0.14
PWBK     Pennwood Bancorp Inc.                 458       471          0.86      0.84     112         83            0.16      0.21
RELI     Reliance Bancshares Inc.              499       485          0.20      0.21     129        126            0.05      0.05
SCCB     S. Carolina Community Bancshrs        462       462          0.70      0.70      70         70            0.12      0.12
------------------------------------------------------------------------------------------------------------------------------------
         Average                               419       403          0.60      0.62     103         95            0.14      0.15
         Median                                442       440          0.63      0.63     103         93            0.14      0.14
         Maximum                               523       523          1.09      1.14     146        146            0.24      0.25
         Minimum                               234       219          0.20      0.21      69         46            0.05      0.05

         Carnegie Savings Bank                 (54)       99

         Variance to the Comparable Median    (496)    (341)

         Exhibit 8
    Industry Multiples
Pricing Data as of March 11, 1998

                                                 ------------------------------------------------------
                                                             Current Price in Relation to
                                Current  Current ------------------------------------------------------ Current     LTM
                                 Stock    Market                 Price/ Price/         Tangible        Dividend Dividend
                                 Price     Value EarningLTM EPS LTM Core ECore Book ValBook ValuAssets   Yield Payout Ratio
Ticker Short Name                  ($)      ($M)    (x)     (x)     (x)    (x)     (%)      (%)    (%)     (%)      (%)
------------------------------------------------------------------------------------------------------------------------
%CAL   California Federal Bank      NA        NA     NA      NA      NA     NA      NA       NA     NA      NA       NA
%CCMD  Chevy Chase Bank, FSB        NA        NA     NA      NA      NA     NA      NA       NA     NA      NA       NA
AABC   Access Anytime Bancorp Inc.  10.63     12.68   2.46    8.50    9.49   2.53  141.48   141.48  12.24    0.00     0.00
AADV   Advantage Bancorp Inc.       68.88    222.86  17.57   20.44   23.27  21.26  216.66   231.59  21.71    0.58    11.87
ABBK   Abington Bancorp Inc.        20.75     75.47  18.53   18.86   21.39  22.55  207.71   228.27  14.19    0.96    18.18
ABCL   Alliance Bancorp Inc.        27.00    216.60  20.45   21.09   19.42  21.77  165.44   167.39  15.88    1.63    30.86
ABCW   Anchor BanCorp Wisconsin     40.75    368.86  17.56   19.69   21.34  19.59  285.96   290.66  19.00    0.79    14.13
AFBC   Advance Financial Bancorp    20.50     22.23  24.40   NA      NA     26.97  135.22   135.22  20.58    1.56    NA
AFCB   Affiliated Community Bancorp 37.00    240.63  20.56   20.79   21.51  22.56  210.11   211.19  20.83    1.62    28.65
AFED   AFSALA Bancorp Inc.          19.38     26.71  20.18   20.83   20.83  20.18  118.50   118.50  16.71    1.45    15.05
AHCI   Ambanc Holding Co.           18.38     79.13  24.18   49.66   63.36  32.81  131.44   131.44  14.95    1.31    13.51
AHM    H.F. Ahmanson & Co.          64.13  6,980.01  18.01   17.86   20.29  18.43  311.74   365.18  12.80    1.37    24.51
ALBC   Albion Banc Corp.            10.63      7.97  22.14   24.15   24.71  22.14  131.50   131.50  11.26    1.00    35.59
ALBK   ALBANK Financial Corp.       49.06    633.25  11.05   15.48   15.63  11.15  176.11   226.72  15.51    1.47    20.82
AMFC   AMB Financial Corp.          17.25     16.63  15.40   15.68   24.30  26.95  112.52   112.52  16.62    1.62    22.73
ANA    Acadiana Bancshares Inc.     21.88     58.12  18.86   20.44   21.03  20.25  127.11   127.11  21.53    2.01    33.64
ANDB   Andover Bancorp Inc.         39.75    205.43  15.29   15.96   16.29  15.77  191.84   191.84  15.53    1.91    27.31
ANE    Alliance Bncp of New England 20.13     32.93  15.25   16.36   23.68  38.70  175.15   180.17  13.33    0.99    14.23
ASBI   Ameriana Bancorp             21.25     68.67  17.14   18.97   20.83  18.97  155.91   156.02  17.47    3.01    54.46
ASBP   ASB Financial Corp.          14.50     23.72  22.66   22.66   22.66  22.66  136.92   136.92  21.18    2.76    62.50
ASFC   Astoria Financial Corp.      59.06  1,547.32  19.95   19.43   20.87  21.71  182.18   261.80  14.70    1.35    18.42
ATSB   AmTrust Capital Corp.        14.38      7.34  27.64   25.22   57.50  NM      98.06    99.07  10.62    1.39    35.09
AVND   Avondale Financial Corp.     15.13     50.27   6.10   NM      NM     NM     109.36   109.36   9.27    0.00     0.00
BANC   BankAtlantic Bancorp Inc.    14.44    368.15  13.37   14.73   28.31  36.10  179.58   205.67  12.14    0.91   838.57
BDJI   First Federal Bancorp.       20.00     19.97  19.23   23.26   23.26  19.23  165.15   165.15  16.80    0.00     0.00
BFD    BostonFed Bancorp Inc.       21.75    120.07  17.54   17.54   19.59  20.91  138.36   143.56  12.32    1.29    20.97
BFFC   Big Foot Financial Corp.     23.75     59.68  29.69   NA      NA     45.67  157.39   157.39  27.59    0.00    NA
BFSB   Bedford Bancshares Inc.      29.25     33.42  22.16   20.60   20.60  22.16  160.01   160.01  24.41    1.92    38.73
BKC    American Bank of Connecticut 51.63    119.82  14.50   15.23   17.56  18.70  208.00   215.10  18.75    2.94    46.61
BKCT   Bancorp Connecticut Inc.     20.25    103.11  18.75   18.75   21.09  21.09  219.63   219.63  23.28    2.57    42.82
BKUNA  BankUnited Financial Corp.   14.00    198.93  29.17   26.42   32.56  50.00  153.34   172.63   6.57    0.00     0.00
BNKU   Bank United Corp.            45.69  1,443.54  18.13   18.42   20.96  18.42  235.63   241.74  11.53    1.40    23.39
BPLS   Bank Plus Corp.              14.50    280.82  40.28   21.97   19.86  14.50  154.91   170.19   6.74    0.00     0.00
BTHL   Bethel Bancorp               12.50     15.15  16.45   13.02   16.89  19.53   91.17   108.60   6.89    2.56    20.83
BVCC   Bay View Capital Corp.       35.69    719.02  99.13   33.67   24.61  25.49  248.18   298.89  13.27    1.12    32.08
BWFC   Bank West Financial Corp.    14.63     38.37  NM      32.50   44.32  52.23  165.63   165.63  22.62    1.64    43.42
BYFC   Broadway Financial Corp.     12.75     11.01  28.98   32.69   29.65 159.38   86.32    86.32   8.49    1.57    51.28
CAFI   Camco Financial Corp.        26.50     85.25  16.56   15.50   19.06  25.48  174.11   187.68  16.38    2.04    29.70
CAPS   Capital Savings Bancorp Inc. 23.13     43.73  18.07   18.80   19.76  19.94  191.43   191.43  18.06    1.04    19.51
CASB   Cascade Financial Corp.      15.00     50.92  17.86   19.74   20.27  19.74  173.81   173.81  12.05    0.00     0.00
CASH   First Midwest Financial Inc. 23.00     61.91  15.97   17.56   18.85  17.42  140.33   157.32  15.19    2.09    29.77
CATB   Catskill Financial Corp.     17.75     82.19  20.17   20.88   20.88  20.17  114.66   114.66  27.89    1.80    34.12
CBCI   Calumet Bancorp Inc.         37.00    116.24  12.85   16.16   16.09  12.17  142.42   142.42  23.89    0.00     0.00

         Exhibit 8
    Industry Multiples
Pricing Data as of March 11, 1998

                                                 ------------------------------------------------------
                                                             Current Price in Relation to
                                Current  Current ------------------------------------------------------ Current     LTM
                                 Stock    Market                 Price/ Price/         Tangible        Dividend Dividend
                                 Price     Value EarningLTM EPS LTM Core ECore Book ValBook ValuAssets   Yield Payout Ratio
Ticker Short Name                  ($)      ($M)    (x)     (x)     (x)    (x)     (%)      (%)    (%)     (%)      (%)
------------------------------------------------------------------------------------------------------------------------
CBES   CBES Bancorp Inc.            25.69     26.02  29.19   21.77   24.94  40.14  150.40   150.40  23.62    1.56    33.90
CBK    Citizens First Financial Corp20.50     49.14  18.98   27.70   41.00  73.21  123.49   123.49  17.96    0.00     0.00
CBSA   Coastal Bancorp Inc.         33.00    165.29  15.28   14.67   14.73  15.28  159.65   187.82   5.68    1.46    20.44
CBSB   Charter Financial Inc.       32.63    136.30  35.46   26.52   33.63  38.84  229.11   255.88  35.61    0.98    26.02
CCFH   CCF Holding Co.              21.50     19.40  NM     143.33   NM     NM     166.41   166.41  17.74    2.54   469.73
CEBK   Central Co-operative Bank    32.25     63.37  23.71   22.55   24.62  23.71  175.75   194.39  17.26    0.99    22.38
CENB   Century Bancorp Inc.         93.75     38.19  25.20   21.65   21.60  25.20  123.84   123.84  37.34    2.13    34.64
CENF   CENFED Financial Corp.       41.25    247.18  14.32   17.05   18.92  14.95  191.77   192.04  10.67    0.87    13.86
CFB    Commercial Federal Corp.     34.38  1,385.45  15.91   16.61   16.85  16.53  244.49   271.10  15.59    0.64     9.43
CFBC   Community First Banking Co.  45.50    109.82  NA      NA      NA     NA     144.49   146.44  27.83    1.32    NA
CFCP   Coastal Financial Corp.      20.75     96.99  15.72   16.47   19.76  20.75  287.79   287.79  17.20    1.74    27.98
CFFC   Community Financial Corp.    29.13     37.27  17.34   19.95   19.95  17.34  149.28   149.28  20.34    1.92    38.36
CFNC   Carolina Fincorp Inc.        17.13     32.63  22.53   22.53   23.46  23.78  121.80   121.80  27.65    1.40    22.37
CFSB   CFSB Bancorp Inc.            29.25    222.52  20.89   21.83   23.40  22.85  329.39   329.39  26.09    1.64    31.66
CFTP   Community Federal Bancorp    19.00     87.95  31.67   29.69   29.69  31.67  128.99   128.99  38.46    1.68   438.28
CFX    CFX Corp.                    30.50    734.17  47.66   39.10   28.50  27.23  298.73   309.64  25.55    2.89   112.82
CIBI   Community Investors Bancorp  17.38     15.68  17.38   16.39   16.39  17.38  141.15   141.15  16.35    1.84    27.68
CKFB   CKF Bancorp Inc.             21.25     18.42  20.43   16.47   21.91  20.43  123.98   123.98  29.31    2.35   113.95
CLAS   Classic Bancshares Inc.      20.50     26.65  22.28   23.03   29.29  22.28  133.29   156.25  20.07    1.37    31.46
CMRN   Cameron Financial Corp       19.63     50.28  22.30   20.44   20.44  22.30  111.13   111.13  23.82    1.43    29.17
CMSB   Commonwealth Bancorp Inc.    20.13    326.97  19.35   19.73   28.75  29.60  152.23   192.77  14.41    1.39    27.45
CMSV   Community Savings Bnkshrs(MHC36.38    185.33  29.33   33.68   36.74  39.54  224.26   224.26  26.13    2.47    81.02
CNIT   CENIT Bancorp Inc.           76.00    119.65  18.63   23.03   23.60  20.00  245.08   267.61  17.92    1.58    30.30
CNSB   CNS Bancorp Inc.             18.25     30.17  35.10   35.78   35.10  35.10  127.27   127.27  30.97    1.32    41.18
CNY    Carver Bancorp Inc.          15.25     35.29  27.23   NM      44.85  47.66  100.13   104.10   8.49    0.00    NM
COFI   Charter One Financial        60.88  3,886.80  NM      26.58   19.14  20.02  282.35   302.26  19.67    1.64    41.28
CONE   Conestoga Bancorp, Inc.      NA        NA     NA      NA      NA     NA      NA       NA     NA      NA       28.17
COOP   Cooperative Bankshares Inc.  20.00     59.69  27.78   28.57   28.99  29.41  210.97   210.97  16.17    0.00     0.00
CRSB   Crusader Holding Corp.       14.88     52.06  12.00   NA      NA     13.28   NM       NM     25.98    0.00    NA
CRZY   Crazy Woman Creek Bancorp    17.13     16.35  20.39   21.96   21.68  20.39  113.86   113.86  26.90    2.34    51.28
CSBF   CSB Financial Group Inc.     13.63     11.44  28.39   50.46   54.50  30.97  104.09   110.59  24.03    0.00     0.00
CTZN   CitFed Bancorp Inc.          51.63    674.59  23.47   25.43   25.43  23.47  319.86   350.24  19.40    0.70    11.16
CVAL   Chester Valley Bancorp Inc.  36.50     79.48  24.01   25.35   26.84  25.35  275.68   275.68  24.31    1.21    31.49
DCBI   Delphos Citizens Bancorp Inc.21.31     41.47  24.22   22.43   22.43  24.22  143.72   143.72  38.49    1.13     0.00
DIBK   Dime Financial Corp.         30.25    156.21   9.11    9.57    9.63   9.11  197.07   202.34  16.30    1.59    12.66
DIME   Dime Community Bancorp Inc.  24.13    300.07  25.13   25.66   27.11  26.22  161.16   186.44  20.16    1.33    11.17
DME    Dime Bancorp Inc.            29.94  3,483.53  41.58   26.73   26.73  34.02  264.94   322.96  15.94    0.53    10.71
DNFC   D & N Financial Corp.        26.25    238.85  16.41   17.16   19.16  19.30  243.51   245.79  13.16    0.69     5.95
DSL    Downey Financial Corp.       29.63    792.64  13.97   17.53   18.17  14.24  184.24    NA     13.58    1.08    18.71
EBI    Equality Bancorp Inc.        15.81     39.31  NA      NA      NA     NA     153.38   153.38  17.15    1.52    NA
EBSI   Eagle Bancshares             21.25    121.52  17.71   23.61   19.50  17.71  165.50   165.50  13.00    2.82    66.67
EFBC   Empire Federal Bancorp Inc.  17.38     45.04  25.55   NA      NA     25.55  112.02   112.02  40.75    1.73    NA
EFBI   Enterprise Federal Bancorp   31.00     61.56  31.00   27.68   31.00  32.29  190.07   190.18  20.43    3.23    89.29

         Exhibit 8
    Industry Multiples
Pricing Data as of March 11, 1998

                                                 ------------------------------------------------------
                                                             Current Price in Relation to
                                Current  Current ------------------------------------------------------ Current     LTM
                                 Stock    Market                 Price/ Price/         Tangible        Dividend Dividend
                                 Price     Value EarningLTM EPS LTM Core ECore Book ValBook ValuAssets   Yield Payout Ratio
Ticker Short Name                  ($)      ($M)    (x)     (x)     (x)    (x)     (%)      (%)    (%)     (%)      (%)
------------------------------------------------------------------------------------------------------------------------
EGFC   Eagle Financial Corp.        52.00    338.71  17.57   38.52   30.06  17.81  222.32   274.26  15.70    1.92    71.11
EGLB   Eagle BancGroup Inc.         20.50     24.14  56.94   47.67   66.13 102.50  118.91   118.91  14.11    0.00     0.00
EMLD   Emerald Financial Corp.      21.50    109.06  17.92   18.22   19.20  19.91  224.90   228.00  18.06    1.30    20.34
EQSB   Equitable Federal Savings Ban29.75     36.20  16.90   16.53   16.71  17.30  216.05   216.05  11.24    0.00     0.00
ESBK   Elmira Savings Bank (The)    29.50     21.88  16.03   22.69   28.10  30.73  146.99   150.97   9.59    2.17    46.89
ESX    Essex Bancorp Inc.            5.19      5.49  NM      NM      NM     NM      NM       NM      2.86    0.00     0.00
ETFS   East Texas Financial Services22.88     23.48  38.13   30.50   32.68  40.85  111.91   111.91  19.55    0.87    26.67
FAB    FIRSTFED AMERICA BANCORP INC.19.88    173.05  20.70   NA      NA     26.15  124.14   124.14  14.92    0.00    NA
FBBC   First Bell Bancorp Inc.      18.88    122.89  15.22   15.35   15.73  15.22  168.38   168.38  18.19    2.12    32.52
FBCI   Fidelity Bancorp Inc.        24.75     69.67  18.20   68.75   23.13  18.20  135.84   136.06  14.22    1.62    88.89
FBCV   1ST Bancorp                  27.25     29.69  17.03   15.14   23.09  20.64  129.27   131.58  11.60    0.98    14.29
FBER   1st Bergen Bancorp           19.38     55.50  23.07   24.53   24.53  23.07  141.32   141.32  19.11    1.03    20.25
FBHC   Fort Bend Holding Corp.      21.25     35.59  23.10   21.91   30.80  37.95  173.05   184.62  11.71    1.88    22.68
FBNW   FirstBank Corp.              19.75     39.18  19.75   NA      NA     35.27  121.99   121.99  21.37    1.42    NA
FBSI   First Bancshares Inc.        16.00     34.97  17.39   18.39   19.28  17.39  150.38   150.38  21.65    0.63    11.49
FCB    Falmouth Bancorp Inc.        22.25     32.37  22.25   33.21   39.73  27.81  138.54   138.54  33.17    1.08    29.85
FCBF   FCB Financial Corp.          32.00    123.60  17.78   23.02   22.38  19.05  168.69   168.69  23.77    2.50    54.68
FCME   First Coastal Corp.          14.13     19.20  14.71    3.15    3.28  18.59  132.50   132.50  12.92    0.00     0.00
FDEF   First Defiance Financial     15.25    130.05  34.66   24.60   25.42  34.66  121.71   121.71  22.43    2.36    53.23
FED    FirstFed Financial Corp.     39.88    422.18  16.34   18.55   18.90  17.19  189.52   191.16  10.15    0.00     0.00
FESX   First Essex Bancorp Inc.     24.25    182.76  20.21   19.40   21.65  20.21  200.75   228.34  15.26    2.31    40.00
FFBA   First Colorado Bancorp Inc.  28.75    483.24  19.97   23.57   24.78  23.19  230.92   235.66  31.07    1.81    37.70
FFBH   First Federal Bancshares of A25.00    122.40  21.55   20.66   21.74  21.55  150.24   150.24  22.37    1.12    13.22
FFBI   First Financial Bancorp Inc. 24.50     10.18  51.04   81.67   40.16  NM     133.37   133.37  12.31    0.00     0.00
FFBS   FFBS BanCorp Inc.            22.25     34.98  18.54   18.54   18.54  18.54  147.64   147.64  25.92    2.25   208.33
FFBZ   First Federal Bancorp Inc.   22.50     35.44  26.79   20.45   21.43  28.13  246.17   246.44  16.97    1.24    22.73
FFCH   First Financial Holdings Inc.51.59    348.81  23.45   23.14   23.78  23.45  302.07   302.07  19.45    1.63    33.63
FFDB   FirstFed Bancorp Inc.        23.75     27.43  17.46   17.21   17.21  17.46  158.33   172.48  15.34    2.11    41.67
FFDF   FFD Financial Corp.          20.75     29.98  43.23   17.44   37.05  43.23  134.92   134.92  32.46    1.45    23.11
FFED   Fidelity Federal Bancorp      9.75     30.50  18.75   15.23   15.98  24.38  194.22   194.22  14.13    4.10    62.50
FFES   First Federal of East Hartfor40.00    108.23  17.54   19.80   17.94  17.24  161.55   161.55  11.01    1.70    29.70
FFFC   FFVA Financial Corp.         38.00    174.07  86.36   27.74   23.46  24.36  210.88   214.93  30.03    1.58    37.23
FFFD   North Central Bancshares Inc.22.00     71.86  16.18   18.18   18.97  18.97  142.58   142.58  32.38    1.46    20.66
FFFL   Fidelity Bankshares Inc. (MHC32.00    217.12  26.67   34.04   40.00  36.36  252.96   254.57  20.76    2.81    87.77
FFHH   FSF Financial Corp.          20.69     63.01  19.89   18.81   18.81  19.89  126.61   126.61  15.48    2.42    45.45
FFHS   First Franklin Corp.         26.75     31.89  16.72   19.38   21.06  18.58  150.20   150.96  13.83    1.50    26.09
FFIC   Flushing Financial Corp.     24.00    188.75  18.75   20.34   21.24  20.00  138.33   143.97  17.34    1.33    18.64
FFKY   First Federal Financial Corp.22.25     91.86  15.89   15.03   15.24  15.89  173.69   183.73  23.74    2.52    36.49
FFLC   FFLC Bancorp Inc.            19.50     73.01  19.50   20.31   21.43  19.50  141.92   141.92  18.24    1.85    30.00
FFOH   Fidelity Financial of Ohio   17.38     97.17  18.89   19.52   20.44  20.68  151.22   171.52  18.16    1.61   143.82
FFPB   First Palm Beach Bancorp Inc.38.25    193.34  21.25   20.68   26.94  36.78  166.67   170.45  10.62    1.83    33.78
FFSL   First Independence Corp.     14.75     14.07  20.49   20.49   20.49  20.49  123.85   123.85  12.38    2.03    34.72
FFSX   First Fed SB of Siouxland(MHC33.25     94.24  29.69   27.94   28.91  30.79  231.87   233.66  20.53    1.44    40.34

         Exhibit 8
    Industry Multiples
Pricing Data as of March 11, 1998

                                                 ------------------------------------------------------
                                                             Current Price in Relation to
                                Current  Current ------------------------------------------------------ Current     LTM
                                 Stock    Market                 Price/ Price/         Tangible        Dividend Dividend
                                 Price     Value EarningLTM EPS LTM Core ECore Book ValBook ValuAssets   Yield Payout Ratio
Ticker Short Name                  ($)      ($M)    (x)     (x)     (x)    (x)     (%)      (%)    (%)     (%)      (%)
------------------------------------------------------------------------------------------------------------------------
FFWC   FFW Corp.                    19.75     28.63  14.52   15.67   15.93  14.96  155.63   170.70  14.90    1.82    27.38
FFWD   Wood Bancorp Inc.            20.00     53.02  23.81   23.53   26.32  27.78  248.76   248.76  31.84    1.70    31.39
FFYF   FFY Financial Corp.          34.00    138.38  17.00   17.44   17.62  17.35  165.61   165.61  22.51    2.35    37.18
FGHC   First Georgia Holding Inc.   10.75     32.81  17.92   19.91   23.89  17.92  237.31   255.95  19.72    3.72     0.00
FIBC   Financial Bancorp Inc.       25.75     44.02  15.33   16.40   15.33  15.33  159.94   160.64  14.28    1.94    25.48
FISB   First Indiana Corp.          27.88    353.13  18.34   20.50   25.34  24.89  230.75   233.46  21.89    1.72    29.41
FKFS   First Keystone Financial     17.50     42.22  15.09   14.71   16.51  17.50  168.59   168.59  11.16    1.14     8.40
FKKY   Frankfort First Bancorp Inc. 16.25     26.31  16.93  116.07   27.08  16.93  116.74   116.74  19.81    4.92    NM
FLAG   FLAG Financial Corp.         20.00     40.74  20.00   20.00   25.00  25.00  187.62   187.62  17.08    1.70    34.00
FLFC   First Liberty Financial Corp.32.13    248.92  17.46   26.12   25.50  22.95  257.21   283.04  19.52    1.37    33.33
FLGS   Flagstar Bancorp Inc.        22.63    309.28  12.57   12.93   12.93  12.57  254.50   264.93  15.21    1.06     0.00
FLKY   First Lancaster Bancshares   15.13     14.42  23.63   27.50   27.50  23.63  101.37   101.37  28.90    3.31    45.45
FMBD   First Mutual Bancorp Inc.    19.00     66.63  79.17   61.29   73.08 118.75  113.10   147.52  17.02    1.68   103.23
FMCO   FMS Financial Corp.          34.88     83.27  15.30   15.30   15.36  15.30  220.73   223.99  14.32    0.80     9.65
FMSB   First Mutual Savings Bank    18.38     75.80  17.01   17.17   17.50  16.41  247.31   247.31  17.00    1.09    46.44
FNGB   First Northern Capital Corp. 13.00    114.99  18.06   19.70   20.63  19.12  155.69   155.69  17.22    2.77    48.48
FOBC   Fed One Bancorp              35.25     83.72  25.92   25.92   26.11  25.92  199.49   208.21  22.83    1.76    44.12
FPRY   First Financial Bancorp      NA        NA     NA      NA      NA     NA      NA       NA     NA      NA       39.66
FSBI   Fidelity Bancorp Inc.        31.00     48.51  18.90   18.02   18.45  18.90  180.13   180.13  12.32    1.16    20.45
FSFF   First SecurityFed Financial  15.31     98.13  NA      NA      NA     NA      NA       NA     NA       0.00    NA
FSLA   First Savings Bank (MHC)     43.75    350.72  35.28   37.72   35.86  35.28  345.03   377.81  33.42    1.10    36.99
FSNJ   Bayonne Bancshares Inc.      13.88    126.10  26.68   NA      NA     26.68  130.53   130.53  20.56    1.23    NA
FSPG   First Home Bancorp Inc.      30.50     82.61  18.15   17.73   18.15  18.60  229.15   232.65  15.73    1.31    23.26
FSPT   FirstSpartan Financial Corp. 43.50    192.71  25.29   NA      NA     25.29  147.36   147.36  38.91    1.38    NA
FSSB   First FS&LA of San Bernardino 9.63      3.16  NM      NM      NM     NM      70.36    73.03   3.05    0.00     0.00
FSTC   First Citizens Corp.         32.00     88.72  17.39   15.38   17.02  19.51  248.83   311.28  25.12    1.00    14.42
FTF    Texarkana First Financial Cor27.75     48.83  15.77   15.68   15.95  16.92  178.80   178.80  27.09    2.02    30.08
FTFC   First Federal Capital Corp.  31.19    286.63  16.24   17.62   22.28  22.93  262.08   276.98  18.56    1.54    26.37
FTNB   Fulton Bancorp Inc.          22.00     37.71  27.50   28.95   35.48  36.67  146.08   146.08  35.03    1.09    26.32
FTSB   Fort Thomas Financial Corp.  15.00     22.12  17.86   18.29   18.29  17.86  140.06   140.06  22.14    1.67    36.59
FWWB   First SB of Washington Bancor26.88    269.05  19.76   20.36   21.50  21.67  166.72   180.01  24.01    1.34    21.21
GAF    GA Financial Inc.            18.88    145.67  14.75   16.41   17.32  16.85  125.42   126.59  18.58    2.54    36.52
GDVS   Greater Delaware Valley (MHC)30.25     98.99  58.17   48.79   48.79  58.17  339.51   339.51  38.01    1.19    58.06
GDW    Golden West Financial        94.56  5,396.57  14.59   15.43   15.66  14.78  200.01   200.01  13.63    0.53     7.42
GFCO   Glenway Financial Corp.      19.59     44.72  18.14   18.84   18.84  18.14  157.89   159.56  14.67    2.04    35.58
GFED   Guaranty Federal Bcshs Inc.  12.19     75.83  NA      NA      NA     NA     109.02   109.02  32.88    1.87    NA
GFSB   GFS Bancorp Inc.             17.50     17.43  16.20   15.35   16.20  20.83  155.83   155.83  18.44    1.49    21.49
GLMR   Gilmer Financial Svcs, Inc.  14.13      2.70  NM     117.71   20.77  NM      71.05    71.05   6.41    0.00     0.00
GOSB   GSB Financial Corp.          16.00     35.97  28.57   NA      NA     36.36  109.14   109.14  31.04    0.00    NA
GPT    GreenPoint Financial Corp.   35.94  3,041.79  18.34   19.32   19.97  18.72  211.40   387.68  23.25    1.78    26.88
GSB    Golden State Bancorp Inc.    34.81  1,778.43  21.23   23.21   19.34  17.76  209.46   232.09  11.08    0.00     0.00
GSBC   Great Southern Bancorp Inc.  25.63    206.23  14.56   15.72   16.97  16.43  315.19   317.93  27.54    1.72    25.15
GSFC   Green Street Financial Corp. 17.50     75.22  25.74   25.74   25.74  25.74  118.81   118.81  41.86    2.51    85.29

         Exhibit 8
    Industry Multiples
Pricing Data as of March 11, 1998

                                                 ------------------------------------------------------
                                                             Current Price in Relation to
                                Current  Current ------------------------------------------------------ Current     LTM
                                 Stock    Market                 Price/ Price/         Tangible        Dividend Dividend
                                 Price     Value EarningLTM EPS LTM Core ECore Book ValBook ValuAssets   Yield Payout Ratio
Ticker Short Name                  ($)      ($M)    (x)     (x)     (x)    (x)     (%)      (%)    (%)     (%)      (%)
------------------------------------------------------------------------------------------------------------------------
GSLA   GS Financial Corp.           20.56     70.71  30.24   NA      NA     30.24  125.08   125.08  53.94    1.36    NA
GTPS   Great American Bancorp       21.13     35.32  35.21   43.11   43.11  35.21  114.37   114.37  24.88    1.89    81.63
GUPB   GFSB Bancorp Inc.            20.75     16.61  17.29   19.04   19.04  17.29  115.86   115.86  14.48    1.93    36.70
HALL   Hallmark Capital Corp.       15.50     45.47  16.15   16.32   16.67  16.15  144.19   144.19  11.00    0.00     0.00
HARB   Harbor Florida Bancorp (MHC) 72.25    360.86  22.30   25.35   26.27  25.09  356.97   367.87  31.86    1.94    49.12
HARL   Harleysville Savings Bank    30.00     50.01  15.63   14.93   14.93  15.63  210.82   210.82  14.37    1.47    20.40
HARS   Harris Financial Inc. (MHC)  24.25    819.42  75.78   46.63   65.54 101.04  458.41   513.77  37.22    0.91    38.44
HAVN   Haven Bancorp Inc.           25.00    219.62  18.38   20.16   20.00  18.38  194.55   195.16  11.12    1.20    24.19
HBBI   Home Building Bancorp        23.63      7.36  24.61   20.72   21.67  26.85  114.63   114.63  17.35    1.27    26.32
HBEI   Home Bancorp of Elgin Inc.   18.38    125.98  45.94   41.76   43.75  45.94  132.29   132.29  35.73    2.18    68.18
HBFW   Home Bancorp                 35.38     84.38  31.58   29.00   29.24  32.75  198.40   198.40  24.11    0.57    16.39
HBNK   Highland Bancorp Inc.        35.75     82.88  12.41   13.86   17.88  12.95  199.72   199.72  15.08    0.00     0.00
HBS    Haywood Bancshares Inc.      22.25     27.82   8.43   14.26   14.26   8.43  128.39   132.92  18.21    2.70    35.90
HCBB   HCB Bancshares Inc.          14.56     38.52  52.01   NA      NA     52.01  100.78   104.39  18.80    1.37    NA
HCBC   High Country Bancorp Inc.    15.25     20.17  NA      NA      NA     NA     113.05   113.05  23.15    0.00    NA
HCFC   Home City Financial Corp.    18.50     16.73  15.95   NA      NA     15.95  121.71   121.71  23.87    1.95    NA
HEMT   HF Bancorp Inc.              17.38    109.48  39.49   NM      48.26  39.49  130.74   155.41  10.28    0.00     0.00
HFBC   HopFed Bancorp Inc.          17.13     69.08  NA      NA      NA     NA      NA       NA     NA       0.00    NA
HFFB   Harrodsburg First Fin Bancorp16.50     30.77  20.63   20.89   20.89  20.63  104.10   104.10  30.08    2.42    75.95
HFFC   HF Financial Corp.           29.38     87.46  13.35   14.84   15.96  13.86  157.09   157.09  15.06    1.43    19.70
HFGI   Harrington Financial Group   11.88     38.55  NM      38.31   38.31  NM     158.33   158.33   7.08    1.01    29.03
HFNC   HFNC Financial Corp.         14.19    243.93  20.86   21.18   26.77  32.25  146.87   146.87  26.78    2.26   788.06
HFSA   Hardin Bancorp Inc.          19.13     15.75  17.08   19.13   20.79  19.13  120.36   120.36  13.65    2.51    46.00
HFWA   Heritage Financial Corp.     14.88    145.05  NA      NA      NA     NA      NA       NA     NA       0.00    NA
HHFC   Harvest Home Financial Corp. 14.38     12.81  25.67   21.78   21.78  25.67  123.71   123.71  13.76    3.06    62.12
HIFS   Hingham Instit. for Savings  32.75     42.69  16.05   16.38   16.38  16.05  199.70   199.70  19.18    1.47    29.50
HMLK   Hemlock Federal Financial Cor18.63     38.67  21.16   NA      NA     21.16  127.13   127.13  21.89    1.50    NA
HMNF   HMN Financial Inc.           29.38    121.74  23.69   20.83   26.00  31.93  144.14   155.26  17.61    0.00     0.00
HOMF   Home Federal Bancorp         31.75    162.56  16.20   17.94   20.35  20.35  260.03   267.48  22.88    1.26    18.12
HPBC   Home Port Bancorp Inc.       27.00     49.73  14.36   15.08   15.43  15.00  226.51   226.51  23.82    2.96    44.69
HRBF   Harbor Federal Bancorp Inc.  23.94     40.54  23.94   24.18   25.20  28.50  139.01   139.01  17.36    2.01    44.44
HRZB   Horizon Financial Corp.      18.00    134.22  16.07   16.22   16.36  15.52  158.17   158.17  25.19    2.44    36.67
HTHR   Hawthorne Financial Corp.    19.56     60.46  27.17   14.28   11.78  10.87  142.90   142.90   6.51    0.00     0.00
HWEN   Home Financial Bancorp        8.75      8.13  21.88   23.03   30.17  36.46  110.06   110.06  18.68    1.14    26.32
HZFS   Horizon Financial Svcs Corp. 16.75     14.29  16.75   19.94   25.00  23.26  158.32   158.32  16.10    1.08    19.64
IBSF   IBS Financial Corp.          18.00    197.00  32.14   33.33   33.33  32.14  152.54   152.54  27.05    2.22    64.74
IFSB   Independence Federal Svgs Ban16.31     20.90  25.49   14.97   35.46  58.26  114.64   128.75   8.31    6.13    20.18
INBI   Industrial Bancorp Inc.      19.75    100.78  17.63   19.17   19.17  17.63  165.55   165.55  27.68    2.84    46.60
INCB   Indiana Community Bank SB    20.63     19.02  34.38   39.66   39.66  34.38  164.08   164.08  19.94    1.75    69.23
IPSW   Ipswich Savings Bank         13.63     32.50  14.19   15.48   18.92  17.93  274.70   274.70  14.30    1.17    14.20
ITLA   ITLA Capital Corp.           19.63    154.48  11.68   12.50   12.50  11.68  155.51    NA     15.21    0.00     0.00
IWBK   InterWest Bancorp Inc.       42.50    341.57  16.87   16.93   19.50  21.68  256.02   260.42  17.23    1.69    25.10
JOAC   Joachim Bancorp Inc.         16.63     12.01  46.18   46.18   46.18  46.18  121.35   121.35  35.09    3.01   138.89

         Exhibit 8
    Industry Multiples
Pricing Data as of March 11, 1998

                                                 ------------------------------------------------------
                                                             Current Price in Relation to
                                Current  Current ------------------------------------------------------ Current     LTM
                                 Stock    Market                 Price/ Price/         Tangible        Dividend Dividend
                                 Price     Value EarningLTM EPS LTM Core ECore Book ValBook ValuAssets   Yield Payout Ratio
Ticker Short Name                  ($)      ($M)    (x)     (x)     (x)    (x)     (%)      (%)    (%)     (%)      (%)
------------------------------------------------------------------------------------------------------------------------
JSB    JSB Financial Inc.           53.69    532.58  16.37   18.77   21.05  20.97  149.51   149.51  34.71    2.98    47.20
JSBA   Jefferson Savings Bancorp    27.00    270.40  27.00   24.77   25.71  29.35  219.69   280.08  21.49    1.04    17.43
JXSB   Jacksonville Savings Bk (MHC)23.50     44.84  58.75   47.00   58.75  97.92  256.27   256.27  26.69    1.28    55.02
JXVL   Jacksonville Bancorp Inc.    20.00     48.87  15.63   14.71   14.71  15.63  141.94   141.94  20.76    2.50    36.76
KFBI   Klamath First Bancorp        23.00    229.86  26.14   24.73   24.73  26.14  144.47   158.08  23.57    1.39    33.33
KNK    Kankakee Bancorp Inc.        35.25     48.35  17.63   17.63   17.98  18.36  127.86   135.63  14.08    1.36    24.00
KSAV   KS Bancorp Inc.              NA        NA     NA      NA      NA     NA      NA       NA     NA      NA       63.46
KSBK   KSB Bancorp Inc.             18.50     22.92  12.85   14.23   14.68  13.60  198.29   207.63  15.01    0.54     5.64
KYF    Kentucky First Bancorp Inc.  13.75     17.23  21.48   17.63   17.86  21.48  121.47   121.47  20.67    3.64    64.10
LARK   Landmark Bancshares Inc.     23.00     38.84  16.43   16.79   18.25  17.42  118.01   118.01  16.62    1.74    29.20
LARL   Laurel Capital Group Inc.    21.38     46.49  18.43   16.83   16.83  17.24  206.12   206.12  21.79    1.62    25.20
LFBI   Little Falls Bancorp Inc.    19.25     47.69  26.74   28.73   32.08  26.74  132.48   143.66  15.47    1.04    19.40
LFCO   Life Financial Corp.         18.00    117.82   6.16    7.23    6.92   5.56  215.05   215.05  28.78    0.00     0.00
LFED   Leeds Federal Bankshares (MHC21.63    112.06  33.79   32.77   32.77  33.79  231.28   231.28  38.46    2.59    78.80
LISB   Long Island Bancorp Inc.     59.88  1,438.71  26.26   27.72   33.45  33.26  258.19   260.55  23.69    1.00    27.78
LOGN   Logansport Financial Corp.   17.13     21.59  14.76   18.03   17.84  14.27  130.53   130.53  25.07    2.34    42.11
LONF   London Financial Corp.       15.25      7.78  15.25   17.73   19.06  15.89  149.07   149.07  20.52    1.57   609.30
LSBI   LSB Financial Corp.          29.75     27.26  15.18   16.81   18.71  17.30  144.14   144.14  13.20    1.35    18.49
LSBX   Lawrence Savings Bank        19.00     81.47   5.65   10.44   10.56   5.72  216.65   216.65  22.64    0.00     0.00
LVSB   Lakeview Financial           25.50    106.19  24.52   18.21   28.98  24.52  191.87   226.87  20.50    0.49     8.94
LXMO   Lexington B&L Financial Corp.16.25     18.21  22.57   23.21   23.21  22.57  107.40   114.52  19.70    1.85    42.86
MAFB   MAF Bancorp Inc.             38.50    577.99  16.31   16.18   16.38  16.89  219.37   249.03  16.72    0.73    11.34
MARN   Marion Capital Holdings      27.25     48.55  24.33   17.93   17.93  24.33  121.76   124.43  25.31    3.23    56.58
MASB   MASSBANK Corp.               48.00    171.40  16.67   17.33   18.75  18.75  165.18   167.60  18.52    2.08    31.95
MBB    MSB Bancorp Inc.             35.00     99.55  26.52   31.25   31.25  28.23  156.25   293.13  12.86    1.71    53.57
MBBC   Monterey Bay Bancorp Inc.    21.50     69.44  41.35   38.39   42.16  44.79  135.82   145.66  17.01    0.65    19.64
MBLF   MBLA Financial Corp.         28.13     35.27  19.53   21.15   20.83  20.09  126.01   126.01  15.98    1.42    30.08
MBSP   Mitchell Bancorp Inc.        16.63     15.48  31.97   27.71   27.71  31.97  106.84   106.84  42.87    2.41    66.67
MCBN   Mid-Coast Bancorp Inc.       38.00      9.01  17.27   19.39   20.65  19.39  172.49   172.49  14.38    1.37    26.53
MDBK   Medford Bancorp Inc.         43.63    198.11  18.80   18.25   18.97  17.04  195.19   207.44  17.45    1.83    37.66
MECH   MECH Financial Inc.          26.63    140.93  17.52   10.69   10.82  19.02  159.15   159.15  15.79    0.00     0.00
MERI   Meritrust Federal SB         78.75     60.97  24.92   23.72   23.72  24.92  306.90   306.90  26.08    0.89    21.08
METF   Metropolitan Financial Corp. 17.00    119.87  16.35   20.73   22.08  17.00  326.92   355.65  12.96    0.00     0.00
MFBC   MFB Corp.                    26.88     43.72  22.40   22.58   22.78  23.17  130.40   130.40  16.55    1.27    26.89
MFFC   Milton Federal Financial Corp15.75     35.70  30.29   27.16   28.13  30.29  128.99   128.99  16.32    3.81   103.45
MFLR   Mayflower Co-operative Bank  25.88     23.27  14.38   16.48   18.35  17.48  180.82   183.64  17.64    3.09    40.76
MFSL   Maryland Federal Bancorp     36.00    233.33  23.68   24.83   26.28  25.71  227.27   229.59  19.69    1.25    28.79
MIFC   Mid-Iowa Financial Corp.     12.00     20.52  15.00   13.64   15.00  15.00  161.94   162.16  15.16    0.67     9.09
MIVI   Mississippi View Holding Co. 19.25     14.25  20.05   20.26   20.48  20.05  114.24   114.24  20.77    1.66    16.84
MONT   Montgomery Financial Corp.   12.81     21.18  24.64   NA      NA     24.64  107.76   107.76  20.04    1.72    NA
MRKF   Market Financial Corp.       17.13     22.87  35.68   NA      NA     35.68  113.19   113.19  40.25    1.64    NA
MSBF   MSB Financial Inc.           16.50     20.32  16.50   18.13   19.64  19.64  156.25   156.25  26.35    1.82    29.95
MSBK   Mutual Savings Bank FSB      13.63     58.34 113.54  113.54   NM     NM     137.49   137.49   9.05    0.00     0.00

         Exhibit 8
    Industry Multiples
Pricing Data as of March 11, 1998

                                                 ------------------------------------------------------
                                                             Current Price in Relation to
                                Current  Current ------------------------------------------------------ Current     LTM
                                 Stock    Market                 Price/ Price/         Tangible        Dividend Dividend
                                 Price     Value EarningLTM EPS LTM Core ECore Book ValBook ValuAssets   Yield Payout Ratio
Ticker Short Name                  ($)      ($M)    (x)     (x)     (x)    (x)     (%)      (%)    (%)     (%)      (%)
------------------------------------------------------------------------------------------------------------------------
MWBI   Midwest Bancshares Inc.      17.00     17.35  15.18   14.91   16.83  16.35  162.52   162.52  11.75    1.41    18.42
MWBX   MetroWest Bank                7.97    112.43  15.33   15.04   15.04  15.33  251.39   251.39  18.46    1.51    32.08
MWFD   Midwest Federal Financial    30.00     48.83  16.67   17.75   23.08  23.44  256.41   265.25  23.07    1.13    19.53
MYST   Mystic Financial Inc.        18.56     50.33  NA      NA      NA     NA      NA       NA     NA       0.00    NA
NASB   North American Savings Bank  70.00    156.78  12.50   13.01   15.95  14.11  251.53   259.07  21.36    1.43    14.87
NBN    Northeast Bancorp            18.00     40.22  34.62   25.71   27.27  20.45  190.27   211.02  14.35    1.18    30.46
NBSI   North Bancshares Inc.        17.50     25.02  54.69   41.67   44.87  54.69  150.86   150.86  20.35    2.29    76.19
NEIB   Northeast Indiana Bancorp    21.50     36.90  16.29   17.77   17.77  16.29  138.62   138.62  19.91    1.58    26.45
NHTB   New Hampshire Thrift Bncshrs 20.25     42.28  14.06   15.23   16.74  15.82  165.44   191.40  13.30    2.96    37.59
NMSB   NewMil Bancorp Inc.          13.63     52.85  20.04   20.64   20.64  17.03  159.54   159.54  14.87    2.35    39.39
NSLB   NS&L Bancorp Inc.            17.50     12.00  31.25   26.52   26.92  31.25  105.17   105.93  20.76    2.86    75.76
NSSY   NSS Bancorp Inc.             42.00    101.94  15.22   17.07   57.53  17.80  186.75   192.40  15.20    0.95    12.20
NTBK   Net.B@nk Inc.                20.50    125.99  NM      NA      NA     NA     360.28   360.28 155.30    0.00    NA
NTMG   Nutmeg Federal S&LA          11.25     11.10  31.25   27.44   41.67  40.18  191.33   191.33  10.55    1.78     6.85
NWEQ   Northwest Equity Corp.       21.63     18.14  14.61   16.02   16.63  15.45  145.92   145.92  18.22    2.78    37.04
NWSB   Northwest Bancorp Inc. (MHC) 15.94    745.86  36.22   37.95   37.95  36.22  358.96   404.52  33.17    1.00    38.10
NYB    New York Bancorp Inc.        41.13    878.41  19.04   17.50   19.13  19.04  493.11   493.11  26.91    1.46    23.94
OCFC   Ocean Financial Corp.        35.13    275.83  18.68   19.84   19.73  18.29  127.96   127.96  18.26    2.28    33.90
OCN    Ocwen Financial Corp.        29.38  1,779.12  19.85   21.13   61.20  NM     423.88   440.40  57.97    0.00     0.00
OFCP   Ottawa Financial Corp.       29.00    154.08  19.59   21.64   22.66  21.97  201.81   248.08  17.39    1.38    27.13
OHSL   OHSL Financial Corp.         36.75     45.61  24.18   22.69   23.56  27.02  170.14   170.14  19.09    2.40    54.32
OSFS   Ohio State Financial Services16.00     10.15  NA      NA      NA     NA      97.15    97.15  26.32    0.00    NA
OTFC   Oregon Trail Financial Corp. 18.25     79.07  NA      NA      NA     NA     118.97   118.97  30.76    1.10    NA
PBCI   Pamrapo Bancorp Inc.         27.00     76.76  15.34   15.52   16.27  17.76  158.17   159.20  20.38    4.15    57.47
PBCT   People's Bank (MHC)          37.94  2,320.38  23.13   25.12   43.11  43.11  326.77   328.47  28.35    2.00    44.60
PBHC   Pathfinder Bancorp Inc. (MHC)21.25     61.09  66.41   32.69   37.95 106.25  259.15   305.76  31.05    0.94    26.68
PBKB   People's Bancshares Inc.     23.88     78.52  14.92   16.24   34.11  37.30  260.64   271.00  10.29    2.01    28.57
PCBC   Perry County Financial Corp. 23.88     19.77  22.96   20.58   20.58  22.96  120.82   120.82  23.25    1.68    34.48
PDB    Piedmont Bancorp Inc.        10.63     29.23  20.43   18.97   18.97  20.43  138.71   138.71  22.45    3.77    71.43
PEDE   Great Pee Dee Bancorp        16.06     35.37  NA      NA      NA     NA     113.52   113.52  48.65    0.00    NA
PEEK   Peekskill Financial Corp.    17.00     53.16  26.56   25.37   25.37  26.56  114.32   114.32  28.86    2.12    53.73
PERM   Permanent Bancorp Inc.       33.25     70.08  25.19   27.25   27.71  26.81  160.86   162.75  16.66    1.32    28.69
PERT   Perpetual Bank (MHC)         65.38     98.64  39.86   50.29   43.58  39.86  322.20   322.20  33.78    2.14   103.85
PFDC   Peoples Bancorp              23.50     79.46  19.58   18.80   18.80  19.58  177.36   177.36  27.08    1.87    33.34
PFED   Park Bancorp Inc.            18.88     44.03  78.65   28.17   29.04  58.98  114.05   114.05  24.88    0.00     0.00
PFFB   PFF Bancorp Inc.             19.50    350.14  17.41   23.78   25.32  20.31  130.43   131.76  12.66    0.00     0.00
PFFC   Peoples Financial Corp.      16.38     23.20  45.49   33.42   33.42  45.49  149.13   149.13  28.13    3.05    NM
PFNC   Progress Financial Corp.     17.75     72.13  20.17   19.72   25.72  27.73  287.22   342.00  14.62    0.68    10.73
PFSB   PennFed Financial Services In18.25    176.04  15.73   16.15   16.29  16.29  158.42   184.90  11.93    0.77    12.39
PFSL   Pocahontas FS&LA (MHC)       45.13     73.66  33.18   31.34   31.78  34.19  297.66   297.66  18.92    1.99    62.50
PHBK   Peoples Heritage Finl Group  46.31  1,284.60  16.31   17.88   18.23  16.31  270.36   359.85  18.90    1.90    29.34
PHFC   Pittsburgh Home Financial Cor18.00     35.45  14.52   15.79   18.18  17.31  143.77   145.51  11.83    1.33   240.35
PHSB   Peoples Home Savings Bk (MHC)19.63     54.17  27.26   NA      NA     28.86  189.25   189.25  24.88    1.22    NA

         Exhibit 8
    Industry Multiples
Pricing Data as of March 11, 1998

                                                 ------------------------------------------------------
                                                             Current Price in Relation to
                                Current  Current ------------------------------------------------------ Current     LTM
                                 Stock    Market                 Price/ Price/         Tangible        Dividend Dividend
                                 Price     Value EarningLTM EPS LTM Core ECore Book ValBook ValuAssets   Yield Payout Ratio
Ticker Short Name                  ($)      ($M)    (x)     (x)     (x)    (x)     (%)      (%)    (%)     (%)      (%)
------------------------------------------------------------------------------------------------------------------------
PKPS   Poughkeepsie Financial Corp. 10.56    133.20  NM      58.68   48.01  NM     183.70   183.70  15.21    2.27    69.44
PLSK   Pulaski Savings Bank (MHC)   18.25     38.47  41.48   NA      NA     41.48  177.36   177.36  21.17    1.64    NA
PMFI   Perpetual Midwest Financial  28.75     55.09  31.25   28.47   32.30  34.23  155.49   155.49  13.87    1.04    29.70
PRBC   Prestige Bancorp Inc.        19.00     17.38  26.39   20.65   21.11  29.69  111.24   111.24  12.13    1.05    13.04
PROV   Provident Financial Holdings 23.50    109.84  23.50   22.38   42.73  58.75  131.65   131.65  15.24    0.00     0.00
PSBK   Progressive Bank Inc.        43.69    167.40  20.23   19.86   20.32  20.61  213.32   235.26  18.95    1.83    30.91
PSFC   Peoples-Sidney Financial Corp18.00     32.14  22.50   NA      NA     22.50  113.56   113.56  30.25    1.56    NA
PSFI   PS Financial Inc.            14.06     29.16  18.50   NA      NA     18.50   95.28    95.28  35.56    3.41    NA
PTRS   Potters Financial Corp.      18.00     17.36  16.07   15.38   15.65  18.00  160.57   160.57  14.15    1.11    13.68
PULB   Pulaski Bank, Svgs Bank (MHC)48.50    101.70  55.11   53.30   60.63  60.63  420.28   420.28  56.35    2.27   115.38
PULS   Pulse Bancorp                26.63     82.33  15.85   14.87   15.04  15.85  186.06   186.06  15.24    3.01    40.50
PVFC   PVF Capital Corp.            22.69     60.33  12.07   12.40   13.11  12.60  209.11   209.11  15.23    0.00     0.00
PVSA   Parkvale Financial Corp.     31.00    158.98  14.90   15.35   15.35  14.90  196.33   197.45  15.54    1.68    23.17
PWBC   PennFirst Bancorp Inc.       19.13    100.80  17.71   17.71   17.71  17.71  147.12    NA     11.07    1.88    31.81
PWBK   Pennwood Bancorp Inc.        20.00     11.01  23.81   23.81   23.26  31.25  119.33   119.33  23.33    1.80    38.10
QCBC   Quaker City Bancorp Inc.     21.00     97.82  15.44   16.41   16.94  15.91  133.50   133.50  11.52    0.00     0.00
QCFB   QCF Bancorp Inc.             28.25     39.04  12.39   13.85   13.85  12.39  145.54   145.54  25.57    0.00     0.00
QCSB   Queens County Bancorp Inc.   40.00    596.51  25.64   25.00   25.32  27.03  302.34   302.34  37.21    2.00    38.19
RARB   Raritan Bancorp Inc.         28.00     66.42  17.95   18.18   18.42  17.95  215.22   218.24  16.27    2.14    30.74
RCBK   Richmond County Financial Cor16.94    414.41  NA      NA      NA     NA      NA       NA     NA       0.00    NA
REDF   RedFed Bancorp Inc.          19.88    143.75  13.08   14.10   13.80  12.12  170.60   171.19  14.24    0.00     0.00
RELI   Reliance Bancshares Inc.      8.88     22.74  44.38   42.26   44.38  44.38  101.89   101.89  51.06    0.00     0.00
RELY   Reliance Bancorp Inc.        37.00    356.46  18.50   18.78   19.89  18.88  185.74   272.66  15.89    1.73    32.49
RIVR   River Valley Bancorp         19.75     23.51  17.03   NA      NA     18.99  133.45   135.37  16.98    1.01    NA
ROSE   TR Financial Corp.           33.00    580.73  15.57   16.84   18.86  17.55  226.96   226.96  15.11    2.06    28.06
RSLN   Roslyn Bancorp Inc.          21.31    930.15  22.20   NA      NA     26.64  148.01   148.73  25.83    1.50    NA
RVSB   Riverview Bancorp Inc.       16.00     98.13  NA      NA      NA     NA     164.10   170.03  37.30    0.75    NA
SBFL   SB of the Finger Lakes (MHC) 17.00     60.69  60.71   70.83   80.95  70.83  279.61   279.61  24.50    1.18    83.33
SBOS   Boston Bancorp (The)         NA        NA     NA      NA      NA     NA      NA       NA     NA      NA       10.89
SCBS   Southern Community Bancshares18.00     20.47  20.45   20.93   20.69  20.45  145.16   145.16  28.88    1.67    34.88
SCCB   S. Carolina Community Bancshr21.50     12.54  44.79   30.71   30.71  44.79  134.46   134.46  27.81    2.98    88.57
SFED   SFS Bancorp Inc.             22.88     27.64  22.00   24.60   25.42  24.86  129.02   129.02  15.85    1.40    29.03
SFFC   StateFed Financial Corp.     14.50     22.61  20.14   20.14   20.14  20.14  144.42   144.42  25.49    1.38    27.78
SFIN   Statewide Financial Corp.    23.13    104.27  17.52   18.21   18.21  17.52  161.26   161.49  15.10    1.90    32.28
SFSB   SuburbFed Financial Corp.    47.38     59.96  22.35   22.78   28.20  30.37  203.24   203.85  13.68    0.68    15.38
SFSL   Security First Corp.         21.75    163.74  19.42   20.33   20.33  19.42  259.55   263.64  24.29    1.47    29.28
SGVB   SGV Bancorp Inc.             16.75     39.28  46.53   28.88   34.90  46.53  127.57   129.44   9.63    0.00     0.00
SHEN   First Shenango Bancorp Inc.  43.00     88.97  20.67   19.20   19.20  20.67  185.91   185.91  23.73    1.40    25.45
SHSB   SHS Bancorp Inc.             17.87     14.65  NA      NA      NA     NA      NA       NA     NA       0.00    NA
SIB    Staten Island Bancorp Inc.   19.94    899.81  NA      NA      NA     NA     131.17   134.81  33.94    0.00    NA
SISB   SIS Bancorp Inc.             38.50    267.49 106.94   23.33   18.33  15.78  211.89   211.89  15.43    1.66    31.52
SKAN   Skaneateles Bancorp Inc.     19.75     28.38  18.99   17.48   18.12  18.99  160.57   165.00  11.08    1.42    23.61
SKBO   First Carnegie Deposit (MHC) 19.00     43.70  79.17   NA      NA    118.75  176.91   176.91  30.42    1.58    NA

         Exhibit 8
    Industry Multiples
Pricing Data as of March 11, 1998

                                                 ------------------------------------------------------
                                                             Current Price in Relation to
                                Current  Current ------------------------------------------------------ Current     LTM
                                 Stock    Market                 Price/ Price/         Tangible        Dividend Dividend
                                 Price     Value EarningLTM EPS LTM Core ECore Book ValBook ValuAssets   Yield Payout Ratio
Ticker Short Name                  ($)      ($M)    (x)     (x)     (x)    (x)     (%)      (%)    (%)     (%)      (%)
------------------------------------------------------------------------------------------------------------------------
SMBC   Southern Missouri Bancorp Inc21.88     34.93  30.38   25.44   26.68  34.18  132.82   132.82  22.05    2.29    58.14
SOBI   Sobieski Bancorp Inc.        21.50     16.86  31.62   32.58   32.58  31.62  121.13   121.13  18.76    1.49    45.45
SOPN   First Savings Bancorp Inc.   23.00     85.21  17.97   18.40   18.40  17.97  124.26   124.26  28.29    3.83    67.20
SOSA   Somerset Savings Bank         4.81     80.18  13.37   13.75   14.16  13.37  223.86   223.86  14.86    0.00     0.00
SPBC   St. Paul Bancorp Inc.        26.88    919.25  18.66   19.20   19.06  18.66  219.93   220.47  20.17    1.49    25.71
SRN    Southern Banc Co.            16.88     20.76  46.88   40.18   40.18  46.88  113.71   114.64  19.75    0.00    83.33
SSB    Scotland Bancorp Inc.        10.13     19.38  28.13   15.58   15.58  28.13  130.98   130.98  31.52    1.98   965.38
SSFC   South Street Financial Corp. 12.50     58.45  NM      26.04   27.17  NM     159.24   159.24  25.58    3.20    NM
SSM    Stone Street Bancorp Inc.    20.00     37.96  25.00   22.47   22.47  25.00  122.55   122.55  36.23    2.30   512.08
STFR   St. Francis Capital Corp.    44.50    233.68  15.45   19.10   19.87  21.39  179.94   201.81  14.63    1.26    21.46
STSA   Sterling Financial Corp.     24.63    186.41  18.66   19.70   21.60  18.66  181.20   196.06   9.94    0.00     0.00
SVRN   Sovereign Bancorp Inc.       21.06  2,411.14  18.16   27.71   23.15  18.81  276.78   333.28  13.73    0.38    10.53
SWBI   kouthwest Bancshares Inc.    31.81     86.36  20.93   21.35   21.35  18.94  196.13   196.13  23.45    2.52    51.68
SWCB   Sandwich Bancorp Inc.        57.75    112.16  20.33   23.57   24.16  21.23  266.99   276.58  21.62    2.42    51.02
SZB    SouthFirst Bancshares Inc.   21.88     21.34  20.25   29.56   24.58  18.86  133.38   136.89  12.91    2.74    67.57
THR    Three Rivers Financial Corp. 23.13     19.07  22.24   21.61   22.90  24.09  145.26   145.72  19.56    1.90    35.51
THRD   TF Financial Corp.           26.13     83.27  21.07   20.90   24.65  24.19  150.49   180.30  13.95    1.84    32.00
TPNZ   Tappan Zee Financial Inc.    20.38     30.12  28.30   28.30   29.11  29.96  139.94   139.94  23.81    1.37    33.33
TRIC   Tri-County Bancorp Inc.      14.00     16.34  19.44   18.67   18.18  19.44  118.24   118.24  18.16    2.86    43.33
TSBK   Timberland Bancorp Inc.      18.31    121.09  NA      NA      NA     NA      NA       NA     NA       0.00    NA
TSBS   Peoples Bancorp Inc. (MHC)   42.94    388.44  63.14   52.36   70.39  63.14  353.11   391.06  60.66    0.82    42.68
TSH    Teche Holding Co.            20.38     70.04  18.19   16.98   17.72  18.19  126.63   126.63  17.14    2.45    41.67
TWIN   Twin City Bancorp            14.38     18.24  16.34   16.72   20.25  21.14  130.09   130.09  16.78    2.78    48.84
UBMT   United Financial Corp.       27.00     33.03  20.45   21.95   22.13  20.45  133.40   133.40  32.04    3.70    77.24
UCBC   Union Community Bancorp      14.63     44.49  NA      NA      NA     NA      NA       NA     NA       0.00    NA
UFRM   United Federal Savings Bank  18.06     57.25  41.05   31.69   48.82  75.26  260.65   260.65  18.82    1.33    40.35
USAB   USABancshares, Inc.          12.50      9.16  19.53   43.10   48.08  20.83  185.74   188.54  14.25    0.00     0.00
UTBI   United Tennessee Bankshares  14.25     20.73  NA      NA      NA     NA      NA       NA     NA       0.00    NA
VABF   Virginia Beach Fed. Financial20.00     99.61  22.73   26.67   32.79  29.41  229.89   229.89  16.45    1.20    25.33
WAMU   Washington Mutual Inc.       71.72 18,471.95  19.07   38.56   22.77  19.92  344.80   370.26  19.05    1.62    56.99
WAYN   Wayne Savings Bancshares (MHC30.50     68.85  38.13   36.75   39.61  42.36  284.51   284.51  26.99    2.03    74.49
WBST   Webster Financial Corp.      62.50    853.32  14.74   25.61   17.71  15.78  223.29   256.04  12.16    1.28    31.97
WCBI   Westco Bancorp Inc.          29.00     71.47  16.11   16.57   17.79  17.68  147.06   147.06  22.62    2.35    35.43
WCFB   Webster City Federal SB (MHC)20.25     42.71  31.64   31.15   31.15  31.64  191.04   191.04  44.91    3.95   123.08
WEFC   Wells Financial Corp.        18.50     36.25  15.95   15.95   16.37  16.52  122.27   122.27  17.99    2.60    20.69
WEHO   Westwood Homestead Fin. Corp.14.00     39.81  NM      42.42   26.92  NA     132.08   132.08  29.65    2.57    NM
WES    Westcorp                     19.69    517.37  12.95   14.06   NM     NM     148.36   148.70  13.87    2.03    28.57
WFI    Winton Financial Corp.       27.25     54.69  14.19   15.84   18.92  17.03  224.10   228.22  16.57    1.84    27.33
WFSL   Washington Federal Inc.      27.38  1,434.07  13.42   13.42   13.55  13.69  194.29   210.74  25.05    3.19    41.00
WHGB   WHG Bancshares Corp.         18.50     25.70  38.54   33.64   33.04  38.54  129.01   129.01  25.36    1.73    41.82
WOFC   Western Ohio Financial Corp. 26.25     63.77 218.75   39.18   32.81  32.81  112.18   120.19  15.56    3.81   149.25
WRNB   Warren Bancorp Inc.          23.25     88.49  15.71   12.70   15.92  16.61  221.01   221.01  23.85    2.24    47.54
WSB    Washington Savings Bank, FSB  8.38     36.81  16.11   16.42   27.92  34.90  163.26   163.26  13.89    1.19    19.61

         Exhibit 8
    Industry Multiples
Pricing Data as of March 11, 1998

                                                 ------------------------------------------------------
                                                             Current Price in Relation to
                                Current  Current ------------------------------------------------------ Current     LTM
                                 Stock    Market                 Price/ Price/         Tangible        Dividend Dividend
                                 Price     Value EarningLTM EPS LTM Core ECore Book ValBook ValuAssets   Yield Payout Ratio
Ticker Short Name                  ($)      ($M)    (x)     (x)     (x)    (x)     (%)      (%)    (%)     (%)      (%)
------------------------------------------------------------------------------------------------------------------------
WSBI   Warwick Community Bancorp    17.13    113.14  NA      NA      NA     NA      NA       NA     NA       0.00    NA
WSFS   WSFS Financial Corp.         20.13    250.76  16.23   15.60   15.85  16.77  289.15   290.82  16.55    0.00     0.00
WSTR   WesterFed Financial Corp.    25.75    143.73  17.40   19.36   19.81  17.88  133.35   164.12  13.87    1.86    35.41
WVFC   WVS Financial Corp.          36.75     66.45  16.41   17.42   17.33  15.84  207.04   207.04  22.06    3.27   255.92
WYNE   Wayne Bancorp Inc.           24.00     48.33  26.09   23.30   23.30  26.09  142.35   142.35  17.90    0.83    19.42
YFCB   Yonkers Financial Corp.      19.38     58.53  16.70   17.78   18.11  18.63  130.30   130.30  17.64    1.45    20.18
YFED   York Financial Corp.         25.06    221.85  20.21   20.71   24.57  27.24  211.68   211.68  18.76    2.08    39.67

         Exhibit 8
    Industry Multiples
Pricing Data as of March 11, 1998

                                                 ------------------------------------------------------
                                                             Current Price in Relation to
                                Current  Current ------------------------------------------------------ Current     LTM
                                 Stock    Market                 Price/ Price/         Tangible        Dividend Dividend
                                 Price     Value EarningLTM EPS LTM Core ECore Book ValBook ValuAssets   Yield Payout Ratio
Ticker Short Name                  ($)      ($M)    (x)     (x)     (x)    (x)     (%)      (%)    (%)     (%)      (%)
------------------------------------------------------------------------------------------------------------------------
       Pennsylvania
CMSB   Commonwealth Bancorp Inc.    20.13    326.97  19.35   19.73   28.75  29.60  152.23   192.77  14.41    1.39    27.45
CRSB   Crusader Holding Corp.       14.88     52.06  12.00   NA      NA     13.28   NM       NM     25.98    0.00    NA
CVAL   Chester Valley Bancorp Inc.  36.50     79.48  24.01   25.35   26.84  25.35  275.68   275.68  24.31    1.21    31.49
FBBC   First Bell Bancorp Inc.      18.88    122.89  15.22   15.35   15.73  15.22  168.38   168.38  18.19    2.12    32.52
FKFS   First Keystone Financial     17.50     42.22  15.09   14.71   16.51  17.50  168.59   168.59  11.16    1.14     8.40
FSBI   Fidelity Bancorp Inc.        31.00     48.51  18.90   18.02   18.45  18.90  180.13   180.13  12.32    1.16    20.45
GAF    GA Financial Inc.            18.88    145.67  14.75   16.41   17.32  16.85  125.42   126.59  18.58    2.54    36.52
GDVS   Greater Delaware Valley (MHC)30.25     98.99  58.17   48.79   48.79  58.17  339.51   339.51  38.01    1.19    58.06
HARL   Harleysville Savings Bank    30.00     50.01  15.63   14.93   14.93  15.63  210.82   210.82  14.37    1.47    20.40
HARS   Harris Financial Inc. (MHC)  24.25    819.42  75.78   46.63   65.54 101.04  458.41   513.77  37.22    0.91    38.44
LARL   Laurel Capital Group Inc.    21.38     46.49  18.43   16.83   16.83  17.24  206.12   206.12  21.79    1.62    25.20
NWSB   Northwest Bancorp Inc. (MHC) 15.94    745.86  36.22   37.95   37.95  36.22  358.96   404.52  33.17    1.00    38.10
PFNC   Progress Financial Corp.     17.75     72.13  20.17   19.72   25.72  27.73  287.22   342.00  14.62    0.68    10.73
PHFC   Pittsburgh Home Financial Cor18.00     35.45  14.52   15.79   18.18  17.31  143.77   145.51  11.83    1.33   240.35
PHSB   Peoples Home Savings Bk (MHC)19.63     54.17  27.26   NA      NA     28.86  189.25   189.25  24.88    1.22    NA
PRBC   Prestige Bancorp Inc.        19.00     17.38  26.39   20.65   21.11  29.69  111.24   111.24  12.13    1.05    13.04
PVSA   Parkvale Financial Corp.     31.00    158.98  14.90   15.35   15.35  14.90  196.33   197.45  15.54    1.68    23.17
PWBC   PennFirst Bancorp Inc.       19.13    100.80  17.71   17.71   17.71  17.71  147.12    NA     11.07    1.88    31.81
PWBK   Pennwood Bancorp Inc.        20.00     11.01  23.81   23.81   23.26  31.25  119.33   119.33  23.33    1.80    38.10
SHEN   First Shenango Bancorp Inc.  43.00     88.97  20.67   19.20   19.20  20.67  185.91   185.91  23.73    1.40    25.45
SHSB   SHS Bancorp Inc.             17.87     14.65  NA      NA      NA     NA      NA       NA     NA       0.00    NA
SKBO   First Carnegie Deposit (MHC) 19.00     43.70  79.17   NA      NA    118.75  176.91   176.91  30.42    1.58    NA
SVRN   Sovereign Bancorp Inc.       21.06  2,411.14  18.16   27.71   23.15  18.81  276.78   333.28  13.73    0.38    10.53
THRD   TF Financial Corp.           26.13     83.27  21.07   20.90   24.65  24.19  150.49   180.30  13.95    1.84    32.00
USAB   USABancshares, Inc.          12.50      9.16  19.53   43.10   48.08  20.83  185.74   188.54  14.25    0.00     0.00
WVFC   WVS Financial Corp.          36.75     66.45  16.41   17.42   17.33  15.84  207.04   207.04  22.06    3.27   255.92
YFED   York Financial Corp.         25.06    221.85  20.21   20.71   24.57  27.24  211.68   211.68  18.76    2.08    39.67

       Pennsylvania Average                  221.03  25.52   23.34   25.48  29.95  209.32   223.97  19.99    1.33    45.99
       Pennsylvania Median                    72.13  19.44   19.72   21.11  20.75  185.91   191.01  18.39    1.33    31.49

         Exhibit 8
    Industry Multiples
Pricing Data as of March 11, 1998

                                                 ------------------------------------------------------
                                                             Current Price in Relation to
                                Current  Current ------------------------------------------------------ Current     LTM
                                 Stock    Market                 Price/ Price/         Tangible        Dividend Dividend
                                 Price     Value EarningLTM EPS LTM Core ECore Book ValBook ValuAssets   Yield Payout Ratio
Ticker Short Name                  ($)      ($M)    (x)     (x)     (x)    (x)     (%)      (%)    (%)     (%)      (%)
------------------------------------------------------------------------------------------------------------------------
       Comparable Group
CSBF   CSB Financial Group Inc.     13.63     11.44  28.39   50.46   54.50  30.97  104.09   110.59  24.03    0.00     0.00
FLKY   First Lancaster Bancshares   15.13     14.42  23.63   27.50   27.50  23.63  101.37   101.37  28.90    3.31    45.45
HBBI   Home Building Bancorp        23.63      7.36  24.61   20.72   21.67  26.85  114.63   114.63  17.35    1.27    26.32
HWEN   Home Financial Bancorp        8.75      8.13  21.88   23.03   30.17  36.46  110.06   110.06  18.68    1.14    26.32
JOAC   Joachim Bancorp Inc.         16.63     12.01  46.18   46.18   46.18  46.18  121.35   121.35  35.09    3.01   138.89
LONF   London Financial Corp.       15.25      7.78  15.25   17.73   19.06  15.89  149.07   149.07  20.52    1.57   609.30
MBSP   Mitchell Bancorp Inc.        16.63     15.48  31.97   27.71   27.71  31.97  106.84   106.84  42.87    2.41    66.67
PWBK   Pennwood Bancorp Inc.        20.00     11.01  23.81   23.81   23.26  31.25  119.33   119.33  23.33    1.80    38.10
RELI   Reliance Bancshares Inc.      8.88     22.74  44.38   42.26   44.38  44.38  101.89   101.89  51.06    0.00     0.00
SCCB   S. Carolina Community Bancshr21.50     12.54  44.79   30.71   30.71  44.79  134.46   134.46  27.81    2.98    88.57



       Comparable Average                     12.29  30.49   31.01   32.51  33.24  116.31   116.96  28.96    1.75   103.96
       Comparable Median                      11.73  26.50   27.61   28.94  31.61  112.35   112.61  25.92    1.69    41.78

       All Public Average                    262.82  24.45   24.16   24.87  26.31  177.61   185.09  20.86    1.50    46.97
       All Public Median                      63.19  19.67   20.34   21.41  20.87  158.38   162.52  18.72    1.47    29.70

       Pennsylvania Average                  221.03  25.52   23.34   25.48  29.95  209.32   223.97  19.99    1.33    45.99
       Pennsylvania Median                    72.13  19.44   19.72   21.11  20.75  185.91   191.01  18.39    1.33    31.49

                                                          Exhibit 9
                                             Standard Conversions - 1997 to Date
                                                     Selected Market Data
                                                   Market Data as of 3/11/98

                                                                                  Pro-Forma

                                                                 Gross    Conversion    Total
                                                      IPO Price Proceeds    Assets     Equity
 Ticker            Short Name                IPO Date    ($)    ($000)     ($000)      ($000)
----------------------------------------------------------------------------------------------
RCBK      Richmond County Financial Corp     02/18/98   10.000  244,663     993,370    307,206
HFBC      HopFed Bancorp Inc.                02/09/98   10.000   40,336     202,496     53,478
TSBK      Timberland Bancorp Inc.            01/13/98   10.000   66,125     206,188     81,091
MYST      Mystic Financial Inc.              01/09/98   10.000   27,111     149,653     34,869
UTBI      United Tennessee Bankshares        01/05/98   10.000   14,548      64,189     18,556
          ------------------------------------------------------------------------------------
Q1`98     Average
          Median
          ------------------------------------------------------------------------------------

          ------------------------------------------------------------------------------------
1998 YTD  Average
          Median
          ------------------------------------------------------------------------------------

PEDE      Great Pee Dee Bancorp              12/31/97   10.000   21,821      60,538     29,534
UCBC      Union Community Bancorp            12/29/97   10.000   30,418      84,291     41,044
WSBI      Warwick Community Bancorp          12/23/97   10.000   66,065     286,545     84,076
SIB       Staten Island Bancorp Inc.         12/22/97   12.000  515,775   2,144,500    640,283
HCBC      High Country Bancorp Inc.          12/10/97   10.000   13,225      76,324     17,010
FSFF      First SecurityFed Financial        10/31/97   10.000   64,080     260,002     85,232
OTFC      Oregon Trail Financial Corp.       10/06/97   10.000   46,949     204,213     61,266
RVSB      Riverview Bancorp Inc.             10/01/97   10.000       NA          NA         NA
SHSB      SHS Bancorp Inc.                   10/01/97   10.000    8,200      81,688     11,593
          ------------------------------------------------------------------------------------
Q4 `97    Average
          Median
          ------------------------------------------------------------------------------------

OSFS      Ohio State Financial Services      09/29/97   10.000    6,332      33,929      9,998
FSPT      FirstSpartan Financial Corp.       07/09/97   20.000   88,608     375,526    121,408
GOSB      GSB Financial Corp.                07/09/97   10.000   22,483      96,323     30,613
FBNW      FirstBank Corp.                    07/02/97   10.000   19,838     133,194     27,578
CFBC      Community First Banking Co.        07/01/97   20.000   48,271     352,532     66,357
          ------------------------------------------------------------------------------------
Q3`97     Average
          Median
          ------------------------------------------------------------------------------------

HCBB      HCB Bancshares Inc.                05/07/97   10.000   26,450     171,241     36,760
PSFC      Peoples-Sidney Financial Corp.     04/28/97   10.000   17,854      86,882     25,061
HMLK      Hemlock Federal Financial Corp     04/02/97   10.000   20,763     146,595     28,989
GSLA      GS Financial Corp.                 04/01/97   10.000   34,385      86,521     53,934
          ------------------------------------------------------------------------------------
Q2 '97    Average
          Median
          ------------------------------------------------------------------------------------

MRKF      Market Financial Corp.             03/27/97   10.000   13,357      45,547     18,795
EFBC      Empire Federal Bancorp Inc.        01/27/97   10.000   25,921      86,810     38,067
FAB       FIRSTFED AMERICA BANCORP INC.      01/15/97   10.000   87,126     723,778    120,969
RSLN      Roslyn Bancorp Inc.                01/13/97   10.000  423,714   1,596,744    588,624
AFBC      Advance Financial Bancorp          01/02/97   10.000   10,845      91,852     15,256
          ------------------------------------------------------------------------------------
Q1 '97    Average
          Median
          ------------------------------------------------------------------------------------

          ------------------------------------------------------------------------------------
1997      Average
          Median
          ------------------------------------------------------------------------------------

          ------------------------------------------------------------------------------------
1/1/97 to Average
3/11/98   Median
          ------------------------------------------------------------------------------------

                                                         Exhibit 9
                                             Standard Conversions - 1997 to Date
                                                   Selected Market Data
                                                 Market Data as of 3/11/98

                                            ---------------------------------------    -----------------------------------
                                                     Price to Pro-Forma                   Percent Change from IPO
                                            ---------------------------------------    -----------------------------------
                                                Pro-Forma  Pro-Forma  Pro-Forma  Adjusted  After  After   After   After
                                                Book Value Tang. Book Earnings  Assets     1 Day  1 Week  1 Month 3 Months
 Ticker            Short Name                      (%)        (%)        (x)      (%)       (%)    (%)     (%)     (%)
--------------------------------------------------------------------------------------------------------------------------
RCBK      Richmond County Financial Corp             79.6       79.6      14.0    19.8      63.13% 64.38%    NA      NA
HFBC      HopFed Bancorp Inc.                        75.4       75.4      12.4    16.6      68.13% 60.00%    67.50%  NA
TSBK      Timberland Bancorp Inc.                    81.5       81.5      10.5    24.3      45.00% 60.00%    60.00%  NA
MYST      Mystic Financial Inc.                      77.8       77.8      17.5    15.3      44.38% 56.25%    50.00%  NA
UTBI      United Tennessee Bankshares                78.4       78.4      16.1    18.5      47.50% 37.50%    42.50%  NA
          ----------------------------------------------------------------------------------------------------------------
Q1`98     Average                                    78.5       78.6      14.1    18.9      53.63% 55.63%    55.00%   -
          Median                                     78.4       78.4      14.0    18.5      47.50% 60.00%    55.00%   -
          ----------------------------------------------------------------------------------------------------------------

          ----------------------------------------------------------------------------------------------------------------
1998 YTD  Average                                    78.5       78.6      14.1    18.9      53.63% 55.63%    55.00%   -
          Median                                     78.4       78.4      14.0    18.5      47.50% 60.00%    55.00%   -
          ----------------------------------------------------------------------------------------------------------------

PEDE      Great Pee Dee Bancorp                      73.9       73.9      15.9    26.5      61.25% 55.00%    48.75%  NA
UCBC      Union Community Bancorp                    74.1       74.1      13.5    26.5      46.88% 42.50%    42.50%  NA
WSBI      Warwick Community Bancorp                  78.6       78.6      13.7    18.7      56.25% 70.00%    56.25%  NA
SIB       Staten Island Bancorp Inc.                 80.6       83.0      14.1    19.4      58.86% 61.98%    59.90%  NA
HCBC      High Country Bancorp Inc.                  77.7       77.7      30.5    14.8      44.38% 50.63%    45.00%  50.00%
FSFF      First SecurityFed Financial                75.2       75.2      14.9    19.8      50.63% 51.25%    60.63%  46.88%
OTFC      Oregon Trail Financial Corp.               76.6       76.6      18.5    18.7      67.50% 63.75%    61.25%  67.50%
RVSB      Riverview Bancorp Inc.                     NA         NA        NA      NA        31.88% 36.25%    32.50%  77.50%
SHSB      SHS Bancorp Inc.                           70.7       70.7      13.9     9.1      47.50% 62.50%    60.00%  67.50%
          -----------------------------------------------------------------------------------------------------------------
Q4 `97    Average                                    75.9       76.2      16.9    19.2      51.68% 54.87%    51.86%  61.88%
          Median                                     75.9       75.9      14.5    19.1      50.63% 55.00%    56.25%  67.50%
          -----------------------------------------------------------------------------------------------------------------

OSFS      Ohio State Financial Services              63.3       63.3      17.0    15.7      55.00% 53.70%    49.60%  52.50%
FSPT      FirstSpartan Financial Corp.               73.0       73.0      26.0    19.1      83.44% 85.00%    78.13%  91.88%
GOSB      GSB Financial Corp.                        73.4       73.4      23.2    18.9      46.25% 48.75%    43.75%  55.00%
FBNW      FirstBank Corp.                            71.9       71.9      19.2    13.0      58.13% 55.63%    77.50%  72.50%
CFBC      Community First Banking Co.                72.7       72.7      36.1    12.0      59.38% 65.00%    70.00%  87.50%
          -----------------------------------------------------------------------------------------------------------------
Q3`97     Average                                    70.9       70.9      24.3    15.7      60.44% 61.62%    63.80%  71.88%
          Median                                     72.7       72.7      23.2    15.7      58.13% 55.63%    70.00%  72.50%
          -----------------------------------------------------------------------------------------------------------------

HCBB      HCB Bancshares Inc.                        72.0       72.0      26.2    13.4      26.25% 27.50%    28.75%  38.75%
PSFC      Peoples-Sidney Financial Corp.             71.2       71.2      11.5    17.0      25.63% 28.75%    32.50%  55.00%
HMLK      Hemlock Federal Financial Corp             71.6       71.6      37.5    12.4      28.75% 28.75%    30.00%  40.00%
GSLA      GS Financial Corp.                         63.8       63.8      38.7    28.4      33.75% 37.50%    40.00%  51.25%
          -----------------------------------------------------------------------------------------------------------------
Q2 '97    Average                                    69.7       69.6      28.5    17.8      28.60% 30.63%    32.81%  46.25%
          Median                                     71.4       71.4      31.9    15.2      27.50% 28.75%    31.25%  45.63%
          -----------------------------------------------------------------------------------------------------------------

MRKF      Market Financial Corp.                     71.1       71.1      26.2    22.7      29.38% 22.50%    26.25%  37.50%
EFBC      Empire Federal Bancorp Inc.                68.1       68.1      21.5    23.0      32.50% 35.00%    37.50%  31.25%
FAB       FIRSTFED AMERICA BANCORP INC.              72.0       72.0      13.6    10.7      36.25% 41.25%    48.75%  38.75%
RSLN      Roslyn Bancorp Inc.                        72.0       72.0       9.3    21.0      50.00% 59.38%    60.00%  58.75%
AFBC      Advance Financial Bancorp                  71.1       71.1      16.8    10.6      28.75% 29.38%    40.00%  40.00%
          -----------------------------------------------------------------------------------------------------------------
Q1 '97    Average                                    70.9       70.9      17.5    17.6      35.38% 37.50%    42.50%  41.25%
          Median                                     71.1       71.1      16.8    21.0      32.50% 35.00%    40.00%  38.75%
          -----------------------------------------------------------------------------------------------------------------

          -----------------------------------------------------------------------------------------------------------------
1997      Average                                    72.5       72.6      20.8    17.8      46.03% 48.35%    49.11%  55.79%
          Median                                     72.0       72.0      17.8    18.7      46.88% 50.63%    48.75%  52.50%
          -----------------------------------------------------------------------------------------------------------------

          -----------------------------------------------------------------------------------------------------------------
1/1/97 to Average                                    73.6       73.7      19.6    18.0      47.38% 49.65%    49.98%  55.79%
3/11/98   Median                                     73.0       73.0      16.8    18.7      47.19% 52.48%    48.75%  52.50%
          -----------------------------------------------------------------------------------------------------------------

                                Page 1 Continued

                                                              Exhibit 9
                                            Standard Conversions - 1997 to Date
                                                    Selected Market Data
                                                 Market Data as of 3/11/98

                                                --------------------------------------------------------------------------------
                                                                              Current Price to
                                                --------------------------------------------------------------------------------
                                           Current
                                         Stock Price Book Value Tang. Book LTM Earnings Earnings   Core EPS   LTM EPS    Assets
 Ticker            Short Name               3/11/98     (%)        (%)         (X)        (X)        (X)        (X)        (%)
--------------------------------------------------------------------------------------------------------------------------------
RCBK      Richmond County Financial Corp     16.938     NA         NA          NA         NA         NA         NA        NA
HFBC      HopFed Bancorp Inc.                17.125     NA         NA          NA         NA         NA         NA        NA
TSBK      Timberland Bancorp Inc.            18.313     NA         NA          NA         NA         NA         NA        NA
MYST      Mystic Financial Inc.              18.563     NA         NA          NA         NA         NA         NA        NA
UTBI      United Tennessee Bankshares        14.250     NA         NA          NA         NA         NA         NA        NA
          ----------------------------------------------------------------------------------------------------------------------
Q1`98     Average                            17.0        -          -           -          -          -          -         -
          Median                             17.1        -          -           -          -          -          -         -
          ----------------------------------------------------------------------------------------------------------------------

          ----------------------------------------------------------------------------------------------------------------------
1998 YTD  Average                            17.0        -          -           -          -          -          -         -
          Median                             17.1        -          -           -          -          -          -         -
          ----------------------------------------------------------------------------------------------------------------------

PEDE      Great Pee Dee Bancorp              16.063    113.52     113.52       NA         NA         NA         NA        48.65
UCBC      Union Community Bancorp            14.625     NA         NA          NA         NA         NA         NA        NA
WSBI      Warwick Community Bancorp          17.125     NA         NA          NA         NA         NA         NA        NA
SIB       Staten Island Bancorp Inc.         19.938    131.17     134.81       NA         NA         NA         NA        33.94
HCBC      High Country Bancorp Inc.          15.250    113.05     113.05       NA         NA         NA         NA        23.15
FSFF      First SecurityFed Financial        15.313     NA         NA          NA         NA         NA         NA        NA
OTFC      Oregon Trail Financial Corp.       18.250    118.97     118.97       NA         NA         NA         NA        30.76
RVSB      Riverview Bancorp Inc.             16.000    164.10     170.03       NA         NA         NA         NA        37.30
SHSB      SHS Bancorp Inc.                   17.870     NA         NA          NA         NA         NA         NA        NA
          ----------------------------------------------------------------------------------------------------------------------
Q4 `97    Average                            16.715    128.16     130.08        -          -          -          -        34.76
          Median                             16.063    118.97     118.97        -          -          -          -        33.94
          ----------------------------------------------------------------------------------------------------------------------

OSFS      Ohio State Financial Services      16.000     97.150     97.150      NA         NA         NA         NA        26.320
FSPT      FirstSpartan Financial Corp.       43.500    147.360    147.360      NA         25.290     25.290     NA        38.910
GOSB      GSB Financial Corp.                16.000    109.140    109.140      NA         28.570     36.360     NA        31.040
FBNW      FirstBank Corp.                    19.750    121.990    121.990      NA         19.750     35.270     NA        21.370
CFBC      Community First Banking Co.        45.500    144.490    146.440      NA         NA         NA         NA        27.830
          -----------------------------------------------------------------------------------------------------------------------
Q3`97     Average                            28.2      124.0      124.4         -         24.5       32.3        -        29.1
          Median                             19.8      122.0      122.0         -         25.3       35.3        -        27.8
          -----------------------------------------------------------------------------------------------------------------------

HCBB      HCB Bancshares Inc.                14.563    100.8      104.4        NA         52.0       52.0       NA        18.8
PSFC      Peoples-Sidney Financial Corp.     18.000    113.6      113.6        NA         22.5       22.5       NA        30.3
HMLK      Hemlock Federal Financial Corp     18.625    127.1      127.1        NA         21.2       21.2       NA        21.9
GSLA      GS Financial Corp.                 20.563    125.1      125.1        NA         30.2       30.2       NA        53.9
          -----------------------------------------------------------------------------------------------------------------------
Q2 '97    Average                            17.9      116.6      117.5         -         31.5       31.5        -        31.2
          Median                             18.3      119.3      119.3         -         26.4       26.4        -        26.1
          -----------------------------------------------------------------------------------------------------------------------

MRKF      Market Financial Corp.             17.125    113.2      113.2        NA         35.7       35.7       NA        40.3
EFBC      Empire Federal Bancorp Inc.        17.375    112.0      112.0        NA         25.6       25.6       NA        40.8
FAB       FIRSTFED AMERICA BANCORP INC.      19.875    124.1      124.1        NA         20.7       26.2       NA        14.9
RSLN      Roslyn Bancorp Inc.                21.313    148.0      148.7        NA         22.2       26.6       NA        25.8
AFBC      Advance Financial Bancorp          20.500    135.2      135.2        NA         24.4       27.0       NA        20.6
          -----------------------------------------------------------------------------------------------------------------------
Q1 '97    Average                            19.2      126.5      126.7         -         25.7       28.2        -        28.5
          Median                             19.9      124.1      124.1         -         24.4       26.6        -        25.8
          -----------------------------------------------------------------------------------------------------------------------

          -----------------------------------------------------------------------------------------------------------------------
1997      Average                            20.0      124.2      125.0         -         27.3       30.3        -        30.9
          Median                             17.9      122.0      122.0         -         24.8       26.8        -        30.3
          -----------------------------------------------------------------------------------------------------------------------

          -----------------------------------------------------------------------------------------------------------------------
1/1/97 to Average                            19.4      124.2      125.0         -         27.3       30.3        -        30.9
3/11/98   Median                             17.6      122.0      122.0         -         24.8       26.8        -        30.3
          -----------------------------------------------------------------------------------------------------------------------

Exhibit 10                                             Appraisal - No Foundation

                              Carnegie Savings Bank
                 Pro-Forma Analysis Sheet - Twelve Months Ended
                                December 31, 1997
                                Includes SOP 93-6


                                             ---------------------------------------------------------------------------------------
                                                   Bank      Comparables               State                 National
                                             ---------------------------------------------------------------------------------------
                                                           Mean       Median       Mean       Median       Mean      Median
                                                           ----       ------       ----       ------       ----      ------
                                       Min          12.50
Price-Earnings Ratio P/E               Mid          13.51      29.05       27.01       23.34       19.72       24.16      20.34
------------------------
                                       Max          14.93
                                      Smax          16.39

                                       Min          67.80%
Price-to-Book Ratio P/B                Mid          72.15%    114.69%     108.45%     209.32%     185.91%     177.61%    158.38%
-----------------------
                                       Max          75.82%
                                      Smax          79.24%

                                       Min          67.80%
Price-to-Tangible Book Ratio P/TB      Mid          72.15%    115.42%     110.33%     223.97%     191.01%     185.09%    162.52%
---------------------------------
                                       Max          75.82%
                                      Smax          79.24%

                                       Min           8.59%
Price-to-Assets Ratio P/A              Mid           9.97%     27.53%      23.68%      19.99%      18.39%      20.86%     18.72%
-------------------------
                                       Max          11.32%
                                      Smax          12.83%

Exhibit 10                                             Appraisal - No Foundation


Valuation Parameters
--------------------
------------------------------------------------------------------------------------------------
Prior Twelve Mos. Earning Base            Y
Period Ended December 31, 1997                                       $     (54)(1)
------------------------------------------------------------------------------------------------
Pre-Conversion Book Value                 B
As of December 31, 1997                                              $   1,170
------------------------------------------------------------------------------------------------
Pre-Conversion Assets                     A
As of December 31, 1997                                              $  16,723
------------------------------------------------------------------------------------------------
Return on Money                           R                               350%(2)
------------------------------------------------------------------------------------------------
Conversion Expenses                                                  $    260
                                          X                            14.44%(3)
------------------------------------------------------------------------------------------------
Proceeds Not Invested                                                $    216(4)
------------------------------------------------------------------------------------------------
Estimated ESOP Borrowings                                            $    144
ESOP Purchases                            E                             8.00%(5)
Cost of ESOP Borrowings                                              $     14(5)
Cost of ESOP Borrowings                   S                             0.00%(5)
Amort of ESOP Borrowings                  T                                10 Years
------------------------------------------------------------------------------------------------
Amort of MRP Amount                       N                                 5 Years
Estimated MRP Amount                                                 $     72(6)
MRP Purchases                             M                             4.00%
MRP Expense                                                          $     14
------------------------------------------------------------------------------------------------
Foundation Amount                                                    $     - (7)
Foundation Amount                         F                             0.00% 0.00%
Foundation Opportunity Cost                                          $     -
Tax Benefit                               Z                          $     - (8)
------------------------------------------------------------------------------------------------
Tax Rate                                 TAX                           37.00%
------------------------------------------------------------------------------------------------
Percentage Sold                          PCT                          100.00%
------------------------------------------------------------------------------------------------
Amount to be issued to Public                                        $  1,800(9)
------------------------------------------------------------------------------------------------
Earnings Multiple (1 if stub period, 0 if full twelve months)              12              0
------------------------------------------------------------------------------------------------

(1)  Net income for the twelve months ended December 31, 1997.
(2) Net Return assumes a reinvestment rate of 5.55 percent (the 1 year Treasury at December 31, 1997), and a tax rate of 37%.
(3) Conversion expenses reflect estimated expenses as presented in the offering document.
(4)  Includes Stock from ESOP and MRP.
(5)  Assumes ESOP is amortized straight line over 10 years.
(6)  Assumes MRP is amortized straight line over 5 years.
(7)  Not applicable.
(8)  Not Applicable.
(9)  The amount to be offered to public.

Exhibit 10                                             Appraisal - No Foundation

                              Pro Forma Calculation


Calculation of Estimated Value (V) at Midpoint Value

3.     V=                  P/E*Y                              =                        $1,800,000
                           -----
       1-P/E*PCT*((1-X-E-M-F)*R-(1-TAX)*E/T-(1-TAX)*M/N)

2.     V=                 P/B*(B+Z)                           =                        $1,800,000
                          ---------
                 1-P/B*PCT*(1-X-E-M-F)

1.     V=          P/A*A                                      =                        $1,800,000
                   -----
            1-P/A*PCT*(1-X-E-M-F)



                                                 Total Shares        Price            Total
Conclusion                                          Shares         Per Share          Value
----------                                          ------         ---------          -----

Appraised Value - Midpoint                              180,000             $ 10      $ 1,800,000

Range:
  - Minimum                                             153,000             $ 10        1,530,000
  - Maximum                                             207,000               10        2,070,000
  - Super Maximum                                       238,050               10        2,380,500

                                                                         Pre Foundation
                                               --------------------------------------------------------------------
                                                                         Appraised Value
                                               --------------------------------------------------------------------
Conclusion                                         Minimum          Midpoint         Maximum       SuperMaximum *
                                               --------------------------------------------------------------------
 Total Shares                                           153,000          180,000          207,000          238,050
 Price per Share                                    $        10      $        10      $        10      $        10
 Full Conversion Value                              $ 1,530,000      $ 1,800,000      $ 2,070,000      $ 2,380,500
 Exchange Shares                                              0                0                0                0
 Exchange Percent                                         0.00%            0.00%            0.00%            0.00%
 Conversion Shares                                      153,000          180,000          207,000          238,050
 Conversion Percent                                     100.00%          100.00%          100.00%          100.00%
 Gross Proceeds                                     $ 1,530,000      $ 1,800,000      $ 2,070,000      $ 2,380,500
 Exchange Value                                     $         -      $         -      $         -      $         -
 Exchange Ratio                                          0.0000           0.0000           0.0000           0.0000
                                               --------------------------------------------------------------------

*  SuperMaximum is an overallotment option that is 15% above the maximum amount.

Exhibit 10                                             Appraisal - No Foundation



                                                             Proforma Effect of Conversion Proceeds
                                                                     As of December 31, 1997
                                                                     (Dollars in Thousands)
---------------------------------------        --------------------------------------------------------------------
Conversion Proceeds                                Minimum          Midpoint         Maximum          SuperMax
---------------------------------------        --------------------------------------------------------------------
Total Shares Offered                                    153,000          180,000          207,000          238,050
Conversion Shares Offered                               153,000          180,000          207,000          238,050
Price Per Share                                     $        10      $        10     $         10      $        10
                                               --------------------------------------------------------------------
Gross Proceeds                                      $     1,530      $     1,800     $      2,070      $     2,381
Less:  Est. Conversion Expenses                             260              260              260              260
                                               ====================================================================
Net Proceeds                                        $     1,270      $     1,540     $      1,810      $     2,121
                                               ====================================================================
---------------------------------------
Estimated Income from Proceeds
---------------------------------------
Net Conversion Proceeds                             $     1,270      $     1,540     $      1,810      $     2,121
Less:  ESOP Adjustment                   (3)                122              144              166              190
Less:  MRP Adjustment                    (3)                 61               72               83               95
                                               --------------------------------------------------------------------
Net Proceeds Reinvested                             $     1,087      $     1,324     $      1,561      $     1,836
Estimated Incremental Rate of Return                      3.50%            3.50%            3.50%            3.50%
                                               --------------------------------------------------------------------
Estimated Incremental Return                        $        38      $        46     $         55      $        64
Less:  Amortization of ESOP              (7)                  8                9               10               12
Less:  MRP Adjustment                    (7)                  8                9               10               12
                                               --------------------------------------------------------------------
Pro-forma Net Income                                         22               28               35               40
Earnings Before Conversion                                  (54)             (54)             (54)             (54)
                                               --------------------------------------------------------------------
Earnings Excluding Adjustment                               (32)             (26)             (19)             (14)
Earnings Adjustment                      (6)                146              146              146              146
                                               --------------------------------------------------------------------
Earnings After Conversion                            $      114      $       120    $         127     $        132
                                               --------------------------------------------------------------------

Exhibit 10                                             Appraisal - No Foundation

                                                             Proforma Effect of Conversion Proceeds
                                                                     As of December 31, 1997
                                                                     (Dollars in Thousands)
                                               --------------------------------------------------------------------
                                                   Minimum          Midpoint         Maximum          SuperMax
                                               --------------------------------------------------------------------
---------------------------------------
Pro-forma Net Worth
---------------------------------------
Net Worth at December 31, 1997                         $  1,170         $  1,170         $  1,170         $  1,170
Net Conversion Proceeds                                   1,270            1,540            1,810            2,121
Less:  ESOP Adjustment                   (1)               (122)            (144)            (166)            (190)
Less:  MRP Adjustment                    (2)                (61)             (72)             (83)             (95)
                                               --------------------------------------------------------------------
Pro-forma Net Worth                                    $  2,257         $  2,494         $  2,731         $  3,006
---------------------------------------
Pro-forma Assets
---------------------------------------
Total Assets at December 31, 1997                      $ 16,723         $ 16,723         $ 16,723         $ 16,723
Net Conversion Proceeds                                   1,270            1,540            1,810            2,121
Less:  ESOP Adjustment                   (1)               (122)            (144)            (166)            (190)
Less:  MRP Adjustment                    (2)                (61)             (72)             (83)             (95)
                                               --------------------------------------------------------------------
Pro-forma Total Assets                                 $ 17,810         $ 18,047         $ 18,284         $ 18,559
                                               --------------------------------------------------------------------
---------------------------------------
Stockholder's Equity Per Share
---------------------------------------
Net Worth at December 31, 1997                         $  7.65          $   6.50         $   5.65         $   4.91
Estimated Net Proceeds                                    8.30              8.56             8.74             8.91
Plus: MHC Adjustment                                       -                 -                -                -
Plus:  Foundation Contribution                             -                 -                -                -
Less:  ESOP Stock                                        (0.80)            (0.80)           (0.80)           (0.80)
Less:  MRP Stock                                         (0.40)            (0.40)           (0.40)           (0.40)
                                               --------------------------------------------------------------------
Pro-forma Net Worth Per Share                            14.75             13.86            13.19            12.62
Less:  Intangible                                          -                 -                -                -
                                               --------------------------------------------------------------------
Pro-forma Tangible Net Worth Per Share                 $ 14.75          $  13.86         $  13.19         $  12.62
                                               --------------------------------------------------------------------

Exhibit 10                                             Appraisal - No Foundation

                                                             Proforma Effect of Conversion Proceeds
                                                                     As of December 31, 1997
                                                                     (Dollars in Thousands)
                                               -----------------------------------------------------------------------
                                                   Minimum          Midpoint         Maximum          SuperMax
                                               -----------------------------------------------------------------------
---------------------------------------
Net Earnings Per Share
---------------------------------------
Historical Earnings Per Share            (8)               $ (0.38)         $ (0.32)         $ (0.28)         $ (0.24)
Incremental return Per Share             (8)                  0.27             0.28             0.29             0.29
ESOP Adjustment Per Share                (8)                 (0.06)           (0.05)           (0.05)           (0.05)
MRP Adjustment Per Share                 (8)                 (0.06)           (0.05)           (0.05)           (0.05)
Normalizing Adjustment Per Share                              1.03             0.88             0.76             0.66
                                               -----------------------------------------------------------------------
Proforma Earnings Per Share              (8)               $  0.80          $  0.74          $  0.67          $  0.61
---------------------------------------
Shares Utilized
---------------------------------------
Shares Utilized                                               142              167               192              221
---------------------------------------
Pro-forma Ratios
---------------------------------------
Price/EPS without Adjustment                                -43.48           -71.43          -111.11          -200.00
Price/EPS with Adjustment                                    12.50            13.51            14.93            16.39
Price/Book Value per Share                                  67.80%           72.15%           75.82%           79.24%
Price/Tangible Book Value                                   67.80%           72.15%           75.82%           79.24%
Market Value/Assets                                          8.59%            9.97%           11.32%           12.83%
                                               -----------------------------------------------------------------------

(1) ESOP Borrowings are deducted from net worth and assets, and amortized over 10 years.
(2) MRP Borrowings are omitted from net worth and assets, and amortized over 5 years.
(3)  Consists of ESOP and MRP amortization.
(4) The ESOP loan is from the Holding Company and therefore, there are no costs.
(5)  Not applicable.
(6) Retirement benefit accruals of $153,000, one time ALLL provision of $60,000 and write-offs of $18,000 tax impacted at 37%.
(7) ESOP and MRP are amortized over 10 and 5 years respectively, and tax impacted at 37%.
(8)  All EPS computations are done in accordance with SOP 93-6.
(9)  Not applicable.

Exhibit 10                                             Appraisal - No Foundation


---------------------------------------
Expense Calculations
---------------------------------------
Total Shares Offered                                        153              180              207              238
Price Per Share                                         $    10          $    10          $    10          $    10
                                               --------------------------------------------------------------------
Gross Proceeds                                          $ 1,530          $ 1,800          $ 2,070          $ 2,381
Estimated Insider Purchases                                   -                -                -                -
ESOP Purchases                                             (122)            (144)            (166)            (190)
                                               --------------------------------------------------------------------
Proceeds to Base Fee On                                 $ 1,408          $ 1,656          $ 1,904          $ 2,191
Underwriters Percentage                                   0.00%            0.00%            0.00%            0.00%
                                               --------------------------------------------------------------------
Underwriters Fee                                        $     -          $     -          $     -          $     -
Advisory Fee                                                  -                -                -                -
                                               --------------------------------------------------------------------
Total Underwriters Fee                                        -                -                -                -
All Other Expenses                                          260              260              260              260
                                               --------------------------------------------------------------------
Total Expense                                           $   260          $   260          $   260          $   260


---------------------------------------
Shares Calculations                                -0.209150327     -0.144444444      -0.09178744     -0.058811174
---------------------------------------
Shares Outstanding                                          153              180              207              238 BV Share
Less:  New ESOP Adjustment                                   12               14               17               19
Less:  Old ESOP Adjustment               (1)                  0                0                0                0
Plus:  New SOP 93-6 ESOP Shares          (2)                  1                1                2                2
Plus:  Old SOP 93-6 ESOP Shares          (2)                  0                0                0                0
Shares for all EPS Calculations                             142              167              192              221 EPS
                                                          1,224            1,440            1,656            1,904
Dilution of Stock Options                                                 10.78%
Dilution of MRP                                                            4.31%



                                                                         Post Foundation
                                               --------------------------------------------------------------------
                                                                         Appraised Value
                                               --------------------------------------------------------------------
Conclusion                                         Minimum          Midpoint         Maximum        SuperMaximum
                                               --------------------------------------------------------------------
 Shares Issued and Exchanged                            153,000          180,000          207,000          238,050
 Price per Share                                    $        10       $       10      $        10      $        10
 Shares Issued to Foundation                                  -                -                -                -
 Total Shares                                           153,000          180,000          207,000          238,050
 Exchange Shares                                              -                -                -                -
 Conversion Shares                                      153,000          180,000          207,000          238,050
 Implied Exhange Ratio                                        -                -                -                -
 Gross Proceeds                                     $ 1,530,000      $ 1,800,000      $ 2,070,000      $ 2,380,500
 Exchange Value                                     $         -      $         -      $         -      $         -
                                               --------------------------------------------------------------------

Exhibit 10                                             Appraisal - No Foundation


---------------------------------------
MRP Dilution                                               6120             7200             8280             9522
---------------------------------------
Shares Outstanding                                          153              180              207              238
Less:  New ESOP Adjustment                                   12               14               17               19
Less:  Old ESOP Adjustment                                    0                0                0                0
Plus:  New MRP issued                    (1)                  6                7                8               10
Plus:  New SOP 93-6 ESOP Shares          (2)                  1                1                2                2
Plus:  Old SOP 93-6 ESOP Shares                               0                0                0                0
                                         (2)                816              960            1,104            1,270
Shares for all EPS Calculations                             148              174              200              231
EPS                                                   $   (0.20)       $   (0.13)       $   (0.08)       $   (0.05)
BV/Share                                              $   14.19        $   13.32        $   12.68        $   12.14
Voting Dilution                                           4.30%            4.31%            4.32%            4.30%



---------------------------------------
Option Dilution
---------------------------------------
Shares Outstanding                                          153              180              207              238
Less:  New ESOP Adjustment                                   12               14               17               19
Less:  Old ESOP Adjustment                                    0                0                0                0
Plus:  Options                           (1)                 15               18               21               24
Plus:  New SOP 93-6 ESOP Shares          (2)                  1                1                2                2
Plus:  Old SOP 93-6 ESOP Shares                               0                0                0                0
                                         (2)
Shares for all EPS Calculations                             157              185              213              245
EPS                                                   $   (0.20)       $   (0.14)       $   (0.09)       $   (0.06)
BV/Share                                              $   14.32        $   13.51        $   12.90        $   12.39
Voting Dilution                                          10.77%           10.78%           10.78%           10.77%

Aftertax expense                                      $     -          $     -          $     -          $     -

EPS                                                   $    0.80        $    0.74        $    0.67        $    0.61

Adjusted EPS                                          $    0.80        $    0.72           $ 0.66        $    0.60

Exhibit 11                                    Offering Circular - No Foundation

                              Carnegie Savings Bank
                 Pro-Forma Analysis Sheet - Twelve Months Ended
                                December 31, 1997
                                Includes SOP 93-6

                                       --------------------------------------------------------------------------------------------
                                            Bank               Comparables                 State                   National
                                       --------------------------------------------------------------------------------------------
                                                            Mean        Median       Mean        Median       Mean        Median
                                                            ----        ------       ----        ------       ----        ------

                                     Min        -43.48
Price-Earnings Ratio P/E             Mid        -71.43         29.05        27.01       23.34      19.72       24.16        20.34
------------------------             Max       -111.11
                                    Smax       -200.00

                                     Min        67.80%
Price-to-Book Ratio P/B              Mid        72.15%       114.69%      108.45%     209.32%    185.91%     177.61%      158.38%
-----------------------              Max        75.82%
                                    Smax        79.24%

                                     Min        67.80%
Price-to-Tangible Book Ratio P/TB    Mid        72.15%       115.42%      110.33%     223.97%    191.01%     185.09%      162.52%
---------------------------------    Max        75.82%
                                    Smax        79.24%

                                     Min         8.59%
Price-to-Assets Ratio P/A            Mid         9.97%        27.53%       23.68%      19.99%     18.39%      20.86%       18.72%
-------------------------            Max        11.32%
                                    Smax        12.83%


Exhibit 11                                    Offering Circular - No Foundation


Valuation Parameters
--------------------

------------------------------------------------------------------------------------------
Prior Twelve Mos. Earning Base            Y
Period Ended December 31, 1997                                          $    (54)1)
------------------------------------------------------------------------------------------
Pre-Conversion Book Value                 B
As of December 31, 1997                                                 $  1,170
------------------------------------------------------------------------------------------
Pre-Conversion Assets                     A
As of December 31, 1997                                                 $ 16,723
------------------------------------------------------------------------------------------
Return on Money                           R                                3.50%(2)
------------------------------------------------------------------------------------------
Conversion Expenses                                                     $    260
                                          X                               14.44%(3)
------------------------------------------------------------------------------------------
Proceeds Not Invested                                                   $    216(4)
------------------------------------------------------------------------------------------
Estimated ESOP Borrowings                                               $    144
ESOP Purchases                            E                                8.00%(5)
Cost of ESOP Borrowings                                                 $     14(5)
Cost of ESOP Borrowings                   S                                0.00%(5)
Amort of ESOP Borrowings                  T                                   10 Years
------------------------------------------------------------------------------------------
Amort of MRP Amount                       N                                    5 Years
Estimated MRP Amount                                                    $     72(6)
MRP Purchases                             M                                4.00%
MRP Expense                                                             $     14
------------------------------------------------------------------------------------------
Foundation Amount                                                       $     - (7)
Foundation Amount                         F                                0.00 0.00%
Foundation Opportunity Cost                                             $      -
Tax Benefit                               Z                             $      -(8)
------------------------------------------------------------------------------------------
Tax Rate                                 TAX                              37.00%
------------------------------------------------------------------------------------------
Percentage Sold                          PCT                             100.00%
------------------------------------------------------------------------------------------
Amount to be issued to Public                                           $  1,800(9)
------------------------------------------------------------------------------------------
Earnings Multiple (1 if stub period, 0 if full twelve months)                 12       0
------------------------------------------------------------------------------------------


(1)  Net income for the twelve months ended December 31, 1997.
(2) Net Return assumes a reinvestment rate of 5.55 percent (the 1 year Treasury at December 31, 1997), and a tax rate of 37%.
(3) Conversion expenses reflect estimated expenses as presented in the offering document.
(4)  Includes Stock from ESOP and MRP.
(5)  Assumes ESOP is amortized straight line over 10 years.
(6)  Assumes MRP is amortized straight line over 5 years.
(7)  Not applicable.
(8)  Not Applicable.
(9)  The amount to be offered to public.

Exhibit 11                                    Offering Circular - No Foundation


                              Pro Forma Calculation

Calculation of Estimated Value (V) at Midpoint Value

3.     V=                  P/E*Y                              =                        $1,800,000
                           -----
       1-P/E*PCT*((1-X-E-M-F)*R-(1-TAX)*E/T-(1-TAX)*M/N)

2.     V=                 P/B*(B+Z)                           =                        $1,800,000
                          ---------
                 1-P/B*PCT*(1-X-E-M-F)

1.     V=          P/A*A                                      =                        $1,800,000

                   -----
            1-P/A*PCT*(1-X-E-M-F)



                                                 Total Shares        Price            Total
Conclusion                                          Shares         Per Share          Value
----------                                          ------         ---------          -----

Appraised Value - Midpoint                          180,000             $ 10      $ 1,800,000

Range:
  - Minimum                                         153,000             $ 10        1,530,000
  - Maximum                                         207,000               10        2,070,000
  - Super Maximum                                   238,050               10        2,380,500

                                                                         Pre Foundation
                                               --------------------------------------------------------------------
                                                                         Appraised Value
                                               --------------------------------------------------------------------
Conclusion                                         Minimum          Midpoint         Maximum       SuperMaximum *
                                               --------------------------------------------------------------------
 Total Shares                                           153,000          180,000          207,000          238,050
 Price per Share                                    $        10      $        10      $        10      $        10
 Full Conversion Value                              $ 1,530,000      $ 1,800,000      $ 2,070,000      $ 2,380,500
 Exchange Shares                                              0                0                0                0
 Exchange Percent                                         0.00%            0.00%            0.00%            0.00%
 Conversion Shares                                      153,000          180,000          207,000          238,050
 Conversion Percent                                     100.00%          100.00%          100.00%          100.00%
 Gross Proceeds                                     $ 1,530,000      $ 1,800,000      $ 2,070,000      $ 2,380,500
 Exchange Value                                     $         -      $         -      $         -      $         -
 Exchange Ratio                                          0.0000           0.0000           0.0000           0.0000
                                               --------------------------------------------------------------------

*  SuperMaximum is an overallotment option that is 15% above the maximum amount.

Exhibit 11                                    Offering Circular - No Foundation

                                                             Proforma Effect of Conversion Proceeds
                                                                     As of December 31, 1997
                                                                     (Dollars in Thousands)
---------------------------------------        --------------------------------------------------------------------
Conversion Proceeds                                Minimum          Midpoint         Maximum          SuperMax
---------------------------------------        --------------------------------------------------------------------
Total Shares Offered                                    153,000          180,000          207,000          238,050
Conversion Shares Offered                               153,000          180,000          207,000          238,050
Price Per Share                                       $      10       $       10       $       10      $        10
                                               --------------------------------------------------------------------
Gross Proceeds                                        $   1,530       $    1,800       $    2,070      $     2,381
Plus: Value issued to Foundation         (9)                  -                -                -                -
                                               --------------------------------------------------------------------
Pro Forma Market Capitalization                           1,530            1,800            2,070            2,381
                                               ====================================================================
Gross Proceeds                                            1,530            1,800            2,070            2,381
Less:  Est. Conversion Expenses                             260              260              260              260
                                               ====================================================================
Net Proceeds                                          $   1,270       $    1,540      $     1,810      $     2,121
                                               ====================================================================
---------------------------------------
Estimated Income from Proceeds
---------------------------------------
Net Conversion Proceeds                              $    1,270       $    1,540      $     1,810      $     2,121
Less:  ESOP Adjustment                   (3)                122              144              166              190
Less:  MRP Adjustment                    (3)                 61               72               83               95
                                               --------------------------------------------------------------------
Net Proceeds Reinvested                              $    1,087       $    1,324      $     1,561      $     1,836
Estimated Incremental Rate of Return                      3.50%            3.50%            3.50%            3.50%
                                               --------------------------------------------------------------------
Estimated Incremental Return                         $       38       $       46      $        55      $        64
Less:  Cost of ESOP                      (4)                  -                -                -                -
Less:  Amortization of ESOP              (7)                  8                9               10               12
Less:  MRP Adjustment                    (7)                  8                9               10               12
                                               --------------------------------------------------------------------
Pro-forma Net Income                                         22               28               35               40
Earnings Before Conversion                                  (54)             (54)             (54)             (54)
                                               --------------------------------------------------------------------
Earnings Excluding Adjustment                               (32)             (26)             (19)             (14)
Earnings Adjustment                      (6)                  -                -                -                -
                                               --------------------------------------------------------------------
Earnings After Conversion                           $       (32)     $       (26)     $       (19)     $       (14)
                                               --------------------------------------------------------------------


Exhibit 11                                    Offering Circular - No Foundation

                                                             Proforma Effect of Conversion Proceeds
                                                                     As of December 31, 1997
                                                                     (Dollars in Thousands)
                                               --------------------------------------------------------------------
                                                   Minimum          Midpoint         Maximum          SuperMax
                                               --------------------------------------------------------------------
---------------------------------------
Pro-forma Net Worth
---------------------------------------
Net Worth at December 31, 1997                          $ 1,170          $ 1,170          $ 1,170          $ 1,170
Net Conversion Proceeds                                   1,270            1,540            1,810            2,121
Plus: MHC Adjustment                     (7)                  -                -                -                -
Plus:  After tax Foundation Contribution                      -                -                -                -
Less:  ESOP Adjustment                   (1)               (122)            (144)            (166)            (190)
Less:  MRP Adjustment                    (2)                (61)             (72)             (83)             (95)
                                               --------------------------------------------------------------------
Pro-forma Net Worth                                     $ 2,257          $ 2,494          $ 2,731          $ 3,006
---------------------------------------
Pro-forma Tangible Net Worth
---------------------------------------
Pro-forma Net Worth                                     $ 2,257          $ 2,494          $ 2,731          $ 3,006
Less:  Intangible                        (5)                  -                -                -                -
                                               --------------------------------------------------------------------
Pro-forma Tangible Net Worth                            $ 2,257          $ 2,494          $ 2,731          $ 3,006
---------------------------------------
Pro-forma Assets
---------------------------------------
Total Assets at December 31, 1997                       $16,723          $16,723          $16,723          $16,723
Net Conversion Proceeds                                   1,270            1,540            1,810            2,121
Plus: MHC Adjustment                     (7)                  -                -                -                -
Plus:  Tax Benefit of Foundation                              -                -                -                -
Less:  ESOP Adjustment                   (1)               (122)            (144)            (166)            (190)
Less:  MRP Adjustment                    (2)                (61)             (72)             (83)             (95)
                                               --------------------------------------------------------------------
Pro-forma Assets Excluding Adjustment                    17,810           18,047           18,284           18,559
Plus:  Adjustment                        (6)                  -                -                -                -
                                               --------------------------------------------------------------------
Pro-forma Total Assets                                 $ 17,810         $ 18,047         $ 18,284         $ 18,559
                                               --------------------------------------------------------------------
---------------------------------------
Stockholder's Equity Per Share
---------------------------------------
Net Worth at December 31, 1997                         $  7.65          $  6.50          $  5.65          $  4.91
Estimated Net Proceeds                                    8.30             8.56             8.74             8.91
Plus: MHC Adjustment                                       -                -                -                -
Plus:  Foundation Contribution                             -                -                -                -
Less:  ESOP Stock                                        (0.80)           (0.80)           (0.80)           (0.80)
Less:  MRP Stock                                         (0.40)           (0.40)           (0.40)           (0.40)
                                               --------------------------------------------------------------------
Pro-forma Net Worth Per Share                            14.75            13.86            13.19            12.62
Less:  Intangible                                          -                -                -                -
                                               --------------------------------------------------------------------
Pro-forma Tangible Net Worth Per Share                $  14.75          $ 13.86          $ 13.19          $ 12.62
                                               --------------------------------------------------------------------

Exhibit 11                                    Offering Circular - No Foundation

                                                             Proforma Effect of Conversion Proceeds
                                                                     As of December 31, 1997
                                                                     (Dollars in Thousands)
                                               ------------------------------------------------------------------------
                                                   Minimum          Midpoint         Maximum          SuperMax
                                               ------------------------------------------------------------------------
---------------------------------------
Net Earnings Per Share
---------------------------------------
Historical Earnings Per Share            (8)               $ (0.38)         $ (0.32)         $ (0.28)         $ (0.24)
Incremental return Per Share             (8)                  0.27             0.28             0.29             0.29
ESOP Adjustment Per Share                (8)                 (0.06)           (0.05)           (0.05)           (0.05)
MRP Adjustment Per Share                 (8)                 (0.06)           (0.05)           (0.05)           (0.05)
Normalizing Adjustment Per Share                              -                -                -                -
                                               ------------------------------------------------------------------------
Proforma Earnings Per Share              (8)               $ (0.23)         $ (0.14)         $ (0.09)         $ (0.05)
---------------------------------------
Shares Utilized
---------------------------------------
Shares Utilized                                                142              167              192              221
---------------------------------------
Pro-forma Ratios
---------------------------------------
Price/EPS without Adjustment                                -43.48           -71.43          -111.11          -200.00
Price/EPS with Adjustment                                   -43.48           -71.43          -111.11          -200.00
Price/Book Value per Share                                  67.80%           72.15%           75.82%           79.24%
Price/Tangible Book Value                                   67.80%           72.15%           75.82%           79.24%
Market Value/Assets                                          8.59%            9.97%           11.32%           12.83%
                                               ------------------------------------------------------------------------

(1) ESOP Borrowings are deducted from net worth and assets, and amortized over 10 years.
(2) MRP Borrowings are omitted from net worth and assets, and amortized over 5 years.
(3)  Consists of ESOP and MRP amortization.
(4) The ESOP loan is from the Holding Company and therefore, there are no costs.
(5)  Not applicable.
(6)  Not applicable.
(7) ESOP and MRP are amortized over 10 and 5 years respectively, and tax impacted at 37%.
(8)  All EPS computations are done in accordance with SOP 93-6.
(9)  Not applicable.

Exhibit 11                                    Offering Circular - No Foundation


---------------------------------------
Expense Calculations
---------------------------------------
Total Shares Offered                                        153              180              207              238
Price Per Share                                         $    10          $    10          $    10          $    10
                                               --------------------------------------------------------------------
Gross Proceeds                                          $ 1,530          $ 1,800          $ 2,070          $ 2,381
Estimated Insider Purchases                                   -                -                -                -
ESOP Purchases                                             (122)            (144)            (166)            (190)
                                               --------------------------------------------------------------------
Proceeds to Base Fee On                                 $ 1,408          $ 1,656          $ 1,904          $ 2,191
Underwriters Percentage                                   0.00%            0.00%            0.00%            0.00%
                                               --------------------------------------------------------------------
Underwriters Fee                                        $     -          $     -          $     -          $     -
Advisory Fee                                                  -                -                -                -
                                               --------------------------------------------------------------------
Total Underwriters Fee                                        -                -                -                -
All Other Expenses                                          260              260              260              260
                                               --------------------------------------------------------------------
Total Expense                                           $   260          $   260          $   260          $   260

---------------------------------------
Shares Calculations
---------------------------------------
Shares Outstanding                                          153              180              207              238
Less:  New ESOP Adjustment                                   12               14               17               19
Less:  Old ESOP Adjustment               (1)                  0                0                0                0
Plus:  New SOP 93-6 ESOP Shares          (2)                  1                1                2                2
Plus:  Old SOP 93-6 ESOP Shares          (2)                  0                0                0                0
                                                              -                -                -                -
Shares for all EPS Calculations                             142              167              192              221

Dilution of Stock Options                                                 10.78%
Dilution of MRP                                                            4.31%


                                                                         Post Foundation
                                               --------------------------------------------------------------------
                                                                         Appraised Value
                                               --------------------------------------------------------------------
Conclusion                                         Minimum          Midpoint         Maximum        SuperMaximum
                                               --------------------------------------------------------------------
 Shares Issued and Exchanged                            153,000          180,000          207,000          238,050
 Price per Share                                    $        10      $        10      $        10      $        10
 Shares Issued to Foundation                               -                -                -                -
 Total Shares                                           153,000          180,000          207,000          238,050
 Exchange Shares                                           -                -                -                -
 Conversion Shares                                      153,000          180,000          207,000          238,050
 Implied Exhange Ratio                                     -                -                -                -
 Gross Proceeds                                     $ 1,530,000      $ 1,800,000      $ 2,070,000      $ 2,380,500
 Exchange Value                                     $         -      $         -      $         -      $         -
                                               --------------------------------------------------------------------

Exhibit 11                                    Offering Circular - No Foundation


---------------------------------------
MRP Dilution
---------------------------------------
Shares Outstanding                                          153              180              207              238
Less:  New ESOP Adjustment                                   12               14               17               19
Less:  Old ESOP Adjustment                                    0                0                0                0
Plus:  New MRP issued                    (1)                  6                7                8               10
Plus:  New SOP 93-6 ESOP Shares          (2)                  1                1                2                2
Plus:  Old SOP 93-6 ESOP Shares                               0                0                0                0
                                         (2)
Shares for all EPS Calculations                             148              174              200              231
EPS                                                     $ (0.20)         $ (0.13)         $ (0.08)         $ (0.05)

BV/Share                                                $ 14.19          $ 13.32          $ 12.68          $ 12.14
Voting Dilution                                           4.30%            4.31%            4.32%            4.30%

---------------------------------------
Option Dilution
---------------------------------------
Shares Outstanding                                          153              180              207              238
Less:  New ESOP Adjustment                                   12               14               17               19
Less:  Old ESOP Adjustment                                    0                0                0                0
Plus:  Options                           (1)                 15               18               21               24
Plus:  New SOP 93-6 ESOP Shares          (2)                  1                1                2                2
Plus:  Old SOP 93-6 ESOP Shares                               0                0                0                0
                                         (2)
Shares for all EPS Calculations                             157              185              213              245
EPS                                                     $ (0.20)         $ (0.14)         $ (0.09)         $ (0.06)

BV/Share                                                $ 14.32          $ 13.51          $ 12.90          $ 12.39
Voting Dilution                                          10.77%           10.78%           10.78%           10.77%

Aftertax expense                                        $   -            $   -            $   -            $   -

EPS                                                     $ (0.23)         $ (0.14)         $ (0.09)         $ (0.05)

Adjusted EPS                                            $ (0.23)         $ (0.16)         $ (0.10)         $ (0.06)
